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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Kinder Morgan Canada Limited
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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November 4, 2019

Dear shareholder:

        On August 20, 2019, Kinder Morgan Canada Limited (the "Company") entered into an arrangement agreement, as amended and restated effective as of September 10, 2019 (the "Arrangement Agreement"), with Pembina Pipeline Corporation ("Pembina") under which Pembina has agreed, subject to the terms and conditions of the Arrangement Agreement, to acquire all of the issued and outstanding restricted voting shares of the Company ("Restricted Voting Shares") and special voting shares of the Company ("Special Voting Shares" and together with the Restricted Voting Shares, the "Voting Shares"), together with the associated Class B limited partnership units of Kinder Morgan Canada Limited Partnership ("Class B Units") and all of the issued and outstanding preferred shares of the Company ("Preferred Shares" and together with the Voting Shares, the "Shares"), by way of a plan of arrangement pursuant to Section 193 of the Business Corporations Act (Alberta) (the "Arrangement").

        Included with this letter is a package of information with respect to the Arrangement, which includes details of the Arrangement and directions on how to vote on the Arrangement, as well as what to do with your Restricted Voting Shares or Preferred Shares, as applicable, if the Arrangement is approved. The information circular and proxy statement included with this letter is a lengthy document that includes very detailed information prescribed by law. I would encourage you to review it for complete details of the proposed Arrangement, as well as its impact on you.

        Summarizing what the Arrangement means for holders of Shares ("Shareholders"), each Restricted Voting Share will be exchanged for common shares of Pembina ("Pembina Common Shares"), on the basis of 0.3068 of a Pembina Common Share for each Restricted Voting Share. Kinder Morgan, Inc. ("KMI"), as the sole indirect holder of all outstanding Special Voting Shares (representing approximately 70% of the Voting Shares), will receive a cash payment of $0.000001 for each such Special Voting Share and 0.3068 of a Pembina Common Share for each associated Class B Unit (representing a corresponding approximate 70% economic interest in the Company's business). As part of the Arrangement, holders of Preferred Shares are being asked to approve an exchange of the Preferred Shares for new Pembina preferred shares with substantially the same terms as the existing Preferred Shares. Completion of the Arrangement is not contingent on approval by the holders of Preferred Shares.

        Upon completion of the Arrangement, Pembina will own all of the issued and outstanding Voting Shares and Class B Units and will issue approximately 7.0% of Pembina Common Shares to the holders of Restricted Voting Shares and Class B Units. KMI has agreed to cause its Special Voting Shares to be voted in favour of the Arrangement. If the Arrangement is approved by holders of Preferred Shares, Pembina will own all of the issued and outstanding Preferred Shares and will issue new Pembina preferred shares with substantially the same terms as the existing Preferred Shares in exchange for such Preferred Shares.

        Completion of the Arrangement is subject to a number of conditions as detailed in the accompanying information circular and proxy statement. The Arrangement is subject to approval by a majority of not less than 66 2/3% of the votes cast by the holders of Voting Shares, voting together as a single class, present in person or represented by proxy at a special meeting of such holders (the "Voting Shareholders' Meeting"), and a majority of the votes cast by the holders of Restricted Voting Shares present in person or represented by proxy at the Voting Shareholders' Meeting, after excluding the votes of those persons whose votes are required to be excluded under applicable securities laws. As a result, holders of Voting Shares are cordially invited to attend the Voting Shareholders' Meeting to be held in the Grand Ballroom of the Metropolitan Conference Centre, 333—4th Avenue S.W., Calgary, Alberta, on Tuesday, December 10, 2019, at 9:00 a.m. (Calgary time) to vote on a special resolution to approve the Arrangement.

        Each Preferred Share will entitle the holder to one vote at a special meeting of holders of Preferred Shares (the "Preferred Shareholders' Meeting"). In order to participate in the Arrangement, a majority of not less than 66 2/3% of the votes cast by the holders of Preferred Shares, voting together as a single class, present in person or represented by proxy at the Preferred Shareholders' Meeting must approve the Arrangement. As a result, holders of Preferred Shares are cordially invited to attend the Preferred Shareholders' Meeting to be held in the Grand Ballroom of the Metropolitan Conference Centre, 333—4th Avenue S.W., Calgary, Alberta, on Tuesday, December 10, 2019, at 10:00 a.m. (Calgary time) to vote on a special resolution to approve the Arrangement.

        Based, in part, on the unanimous recommendation of the special committee comprised solely of independent directors, the board of directors of the Company has unanimously determined that the Arrangement is fair to Shareholders and is in the best interests of the Company, and unanimously recommends that you vote IN FAVOUR of the Arrangement.

        If you have any questions, please consult your financial or other advisors. If you have any questions or require assistance with voting your Shares, please contact our proxy solicitation agent, Kingsdale Advisors, toll-free at 1-866-581-0506 or by collect call outside of North America at 416-867-2272 or by email at contactus@kingsdaleadvisors.com.

        Representation of your Shares at the meetings is very important. I urge you, whether or not you plan to attend the applicable meeting, to vote promptly over the Internet or by telephone or by mailing a completed proxy card or voting instruction form. Instructions on how to vote begin on page iv of the information circular and proxy statement.

        Thank you for your support.

Sincerely,

Steven J. Kean Chairman and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF VOTING SHAREHOLDERS
TO BE HELD ON TUESDAY, DECEMBER 10, 2019

To our voting shareholders:

        The special meeting (the "Voting Shareholders' Meeting") of the holders ("Voting Shareholders") of restricted voting shares ("Restricted Voting Shares") and special voting shares ("Special Voting Shares" and together with the Restricted Voting Shares, the "Voting Shares") of Kinder Morgan Canada Limited (the "Company") will be held in the Grand Ballroom of the Metropolitan Conference Centre, 333—4th Avenue S.W., Calgary, Alberta, on Tuesday, December 10, 2019, at 9:00 a.m. (Calgary time), for the following purposes, as described in the accompanying information circular and proxy statement (the "proxy statement"):

  •
  to consider, pursuant to an interim order (the "Interim Order") of the Court of Queen's Bench of Alberta dated November 4, 2019, and, if deemed advisable, to approve, with or without variation, a special resolution of Voting Shareholders (the "Arrangement Resolution"), the full text of which is included as Appendix A to the accompanying proxy statement, to approve a plan of arrangement (the "Arrangement") under Section 193 of the Business Corporations Act (Alberta) (the "ABCA") involving, among others, the Company, Pembina Pipeline Corporation ("Pembina"), the Voting Shareholders and the holders ("Preferred Shareholders") of outstanding preferred shares of the Company, whereby, among other things, Pembina will acquire all of the issued and outstanding Voting Shares, all as more particularly described in the proxy statement; and

  •
  to consider such other business as may properly be brought before the Voting Shareholders' Meeting or any adjournment or postponement thereof.

        Specific details of the matters to be put before the Voting Shareholders' Meeting are set forth in the proxy statement, which is first being sent to Voting Shareholders beginning on November 14, 2019.

        Based, in part, on the unanimous recommendation of the special committee comprised solely of independent directors, the board of directors of the Company has unanimously determined that the Arrangement is fair to Voting Shareholders and is in the best interests of the Company, and unanimously recommends that Voting Shareholders vote IN FAVOUR of the Arrangement Resolution. The Arrangement Resolution must be approved by: (i) a majority of not less than 66 2/3% of the votes cast by the Voting Shareholders, voting together as a single class, present in person or represented by proxy at the Voting Shareholders' Meeting; and (ii) a majority of the votes cast by the holders of Restricted Voting Shares present in person or represented by proxy at the Voting Shareholders' Meeting, after excluding the votes of those persons whose votes are required to be excluded under applicable securities laws.

        The full text of the plan of arrangement (the "Plan of Arrangement") implementing the Arrangement is attached as Schedule A to the arrangement agreement between Pembina and the Company dated effective as of August 20, 2019, as amended and restated effective as of September 10, 2019, which is attached as Appendix C to the proxy statement. The Interim Order is attached as Appendix D to the proxy statement.

        Holders of Voting Shares as of the close of business on October 23, 2019, the record date, are entitled to receive notice of and to vote at the Voting Shareholders' Meeting. A list of all registered holders entitled to vote is on file at our principal offices at Suite 3000, 300—5th Avenue S.W., Calgary, Alberta, and will be available for inspection by any Voting Shareholder for any purpose germane to the Voting Shareholders' Meeting during the Voting Shareholders' Meeting and during business hours for ten (10) days prior to the Voting Shareholders' Meeting.

        Even if you plan to attend the Voting Shareholders' Meeting in person, please cast your vote in advance as soon as possible using one of the methods described in the accompanying proxy statement. You may vote over the Internet or by telephone or by mailing a completed proxy card or voting instruction form, as applicable, all as described in the accompanying proxy statement. In order to be valid, proxy cards and votes cast over the Internet and by telephone must be received not less than 48 hours (excluding weekends and holidays) before the time set for the Voting Shareholders' Meeting or any adjournment thereof. If you hold your Voting Shares in street name, then you should follow the instructions on the voting instruction form provided by your broker or other intermediary with respect to the procedures to be followed for voting at the Voting Shareholders' Meeting. Any Voting Shareholder attending the Voting Shareholders' Meeting who presents appropriate documentation described in the accompanying proxy statement may revoke an earlier vote by proxy and vote in person.

        Pursuant to the Interim Order, registered holders of Restricted Voting Shares have been granted the right to dissent with respect to the Arrangement Resolution and, if the Arrangement becomes effective, to be paid the fair value of their Restricted Voting Shares in accordance with the provisions of Section 191 of the ABCA, as modified by the Interim Order and the Plan of Arrangement. The right of a Restricted Voting Shareholder to dissent is more particularly described in the proxy statement and in the Interim Order and the text of Section 191 of the ABCA, which are set forth in Appendices D and E, respectively, to the accompanying proxy statement. To exercise such right, a dissenting holder of Restricted Voting Shares must send to the Company, c/o Blake, Cassels & Graydon LLP, Suite 3500, Bankers Hall East Tower, 855—2nd Street S.W., Calgary, Alberta, T2P 4J8, Attention: David Tupper, a written objection to the Arrangement Resolution, which written objection must be received not later than 4:00 p.m. (Calgary time) on December 3, 2019 or the fifth business day prior to the date of any adjournment of the Voting Shareholders' Meeting.

        Failure to strictly comply with the requirements set forth in Section 191 of the ABCA, as modified by the Interim Order and the Plan of Arrangement, may result in the loss of any right of dissent. Persons who are beneficial owners of Restricted Voting Shares registered in the name of a broker, dealer, bank, trust company or other nominee who wish to dissent should be aware that only the registered holders of such Restricted Voting Shares are entitled to dissent. Accordingly, a beneficial owner of Restricted Voting Shares desiring to exercise the right of dissent must make arrangements for the Restricted Voting Shares beneficially owned by such holder to be registered in the holder's name prior to the time the written objection to the Arrangement Resolution is required to be received by the Company or, alternatively, make arrangements for the registered holder of such Restricted Voting Shares to dissent on behalf of the beneficial holder. It is strongly recommended that any holders of Restricted Voting Shares wishing to dissent seek independent legal advice.

IF YOU PLAN TO ATTEND:

        Please note that space constraints make it necessary to limit attendance to Voting Shareholders or proxyholders. Guests of Voting Shareholders and proxyholders will not be admitted. Admission to the Voting Shareholders' Meeting will be on a first-come, first-served basis. Registration will begin at 8:00 a.m. (Calgary time), and seating will begin at 8:30 a.m. (Calgary time). Voting Shareholders and proxy holders will be asked to present valid picture identification, such as a driver's license or passport. Voting Shareholders holding their Voting Shares in brokerage accounts will also need to bring the voting instruction form that they received from their broker or other intermediary in connection with the Voting Shareholders' Meeting, or a copy of a brokerage statement reflecting ownership of Voting Shares as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the Voting Shareholders' Meeting.

By order of the Board of Directors,

November 4, 2019	Steven J. Kean
Calgary, Alberta	Chairman and Chief Executive Officer

NOTICE OF SPECIAL MEETING OF PREFERRED SHAREHOLDERS
TO BE HELD ON TUESDAY, DECEMBER 10, 2019

To our preferred shareholders:

        The special meeting (the "Preferred Shareholders' Meeting") of the holders ("Preferred Shareholders") of cumulative redeemable minimum rate reset preferred shares, series 1 and 3 (collectively, the "Preferred Shares") of Kinder Morgan Canada Limited (the "Company") will be held in the Grand Ballroom of the Metropolitan Conference Centre, 333—4th Avenue S.W., Calgary, Alberta, on Tuesday, December 10, 2019, at 10:00 a.m. (Calgary time), for the following purposes, as described in the accompanying information circular and proxy statement (the "proxy statement"):

  •
  to consider, pursuant to an interim order (the "Interim Order") of the Court of Queen's Bench of Alberta dated November 4, 2019, and, if deemed advisable, to approve, with or without variation, a special resolution of Preferred Shareholders (the "Preferred Shareholder Resolution"), the full text of which is included as Appendix B to the accompanying proxy statement, to approve a plan of arrangement (the "Arrangement") under Section 193 of the Business Corporations Act (Alberta) (the "ABCA") involving, among others, the Company, Pembina Pipeline Corporation ("Pembina"), the Preferred Shareholders and the holders of restricted voting shares and special voting shares of the Company (collectively, the "Voting Shares"), whereby, among other things, Pembina will, in addition to acquiring all of the Voting Shares, exchange all of the issued and outstanding Preferred Shares for new preferred shares of Pembina, all as more particularly described in the proxy statement; and

  •
  to consider such other business as may properly be brought before the Preferred Shareholders' Meeting or any adjournment or postponement thereof.

        Specific details of the matters to be put before the Preferred Shareholders' Meeting are set forth in the proxy statement, which is first being sent to Preferred Shareholders beginning on November 14, 2019.

        Based, in part, on the unanimous recommendation of the special committee comprised solely of independent directors, the board of directors of the Company has unanimously determined that the Arrangement is fair to Preferred Shareholders and is in the best interests of the Company, and unanimously recommends that Preferred Shareholders vote IN FAVOUR of the Preferred Shareholder Resolution. The Preferred Shareholder Resolution must be approved by a majority of not less than 66 2/3% of the votes cast by the Preferred Shareholders, voting together as a single class, present in person or represented by proxy at the Preferred Shareholders' Meeting.

        The full text of the plan of arrangement (the "Plan of Arrangement") implementing the Arrangement is attached as Schedule A to the arrangement agreement between Pembina and the Company dated effective as of August 20, 2019, as amended and restated effective as of September 10, 2019, which is attached as Appendix C to the proxy statement. The Interim Order is attached as Appendix D to the proxy statement.

        Holders of Preferred Shares as of the close of business on October 23, 2019, the record date, are entitled to receive notice of and to vote, together as a single class, at the Preferred Shareholders' Meeting. A list of all registered holders entitled to vote is on file at our principal offices at Suite 3000, 300—5th Avenue S.W., Calgary, Alberta, and will be available for inspection by any Preferred Shareholder for any purpose germane to the Preferred Shareholders' Meeting during the Preferred Shareholders' Meeting and during business hours for ten (10) days prior to the Preferred Shareholders' Meeting.

        Even if you plan to attend the Preferred Shareholders' Meeting in person, please cast your vote in advance as soon as possible using one of the methods described in the accompanying proxy statement. You may vote over the Internet or by telephone or by mailing a completed proxy card or voting instruction form, as applicable, all as described in the accompanying proxy statement. In order to be valid, proxy cards and votes cast over the Internet and by telephone must be received not less than 48 hours (excluding weekends and holidays) before the time set for the Preferred Shareholders' Meeting or any adjournment thereof. If you hold your Preferred Shares in street name, then you should follow the instructions on the voting instruction form provided by your broker or other intermediary with respect to the procedures to be followed for voting at the Preferred Shareholders' Meeting. Any Preferred Shareholder attending the Preferred Shareholders' Meeting who presents appropriate documentation described in the accompanying proxy statement may revoke an earlier vote by proxy and vote in person.

        Pursuant to the Interim Order, registered Preferred Shareholders have been granted the right to dissent with respect to the Preferred Shareholder Resolution and, if the Arrangement becomes effective, to be paid the fair value of their Preferred Shares in accordance with the provisions of Section 191 of the ABCA, as modified by the Interim Order and the Plan of Arrangement. The right of a Preferred Shareholder to dissent is more particularly described in the proxy statement and in the Interim Order and the text of Section 191 of the ABCA, which are set forth in Appendices D and E, respectively, to the accompanying proxy statement. To exercise such right, a dissenting Preferred Shareholder must send to the Company, c/o Blake, Cassels & Graydon LLP, Suite 3500, Bankers Hall East Tower, 855—2nd Street S.W., Calgary, Alberta, T2P 4J8, Attention: David Tupper, a written objection to the Preferred Shareholder Resolution, which written objection must be received not later than 4:00 p.m. (Calgary time) on December 3, 2019 or the fifth business day prior to the date of any adjournment of the Preferred Shareholders' Meeting.

        Failure to strictly comply with the requirements set forth in Section 191 of the ABCA, as modified by the Interim Order and the Plan of Arrangement, may result in the loss of any right of dissent. Persons who are beneficial owners of Preferred Shares registered in the name of a broker, dealer, bank, trust company or other nominee who wish to dissent should be aware that only the registered holders of such Preferred Shares are entitled to dissent. Accordingly, a beneficial owner of Preferred Shares desiring to exercise the right of dissent must make arrangements for the Preferred Shares beneficially owned by such holder to be registered in the holder's name prior to the time the written objection to the Preferred Shareholder Resolution is required to be received by the Company or, alternatively, make arrangements for the registered holder of such Preferred Shares to dissent on behalf of the beneficial holder. It is strongly recommended that any holders of Preferred Shares wishing to dissent seek independent legal advice.

IF YOU PLAN TO ATTEND:

        Please note that space constraints make it necessary to limit attendance to Preferred Shareholders or proxyholders. Guests of Preferred Shareholders and proxyholders will not be admitted. Admission to the Preferred Shareholders' Meeting will be on a first-come, first-served basis. Registration will begin at 9:00 a.m. (Calgary time), and seating will begin at 9:30 a.m. (Calgary time). Preferred Shareholders and proxy holders will be asked to present valid picture identification, such as a driver's license or passport. Preferred Shareholders holding their Preferred Shares in brokerage accounts will also need to bring the voting instruction form that they received from their broker or other intermediary in connection with the Preferred Shareholders' Meeting, or a copy of a brokerage statement reflecting ownership of Preferred Shares as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the Preferred Shareholders' Meeting.

By order of the Board of Directors,

November 4, 2019	Steven J. Kean
Calgary, Alberta	Chairman and Chief Executive Officer

Court File No. 1901-15044

IN THE COURT OF QUEEN'S BENCH OF ALBERTA

JUDICIAL CENTRE OF CALGARY

IN THE MATTER OF SECTION 193 OF THE BUSINESS CORPORATIONS ACT,
R.S.A. 2000, c. B-9, AS AMENDED

AND IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING KINDER MORGAN CANADA LIMITED, THE HOLDERS OF RESTRICTED VOTING SHARES, THE HOLDERS OF SPECIAL VOTING SHARES AND THE HOLDERS OF PREFERRED SHARES IN THE CAPITAL OF KINDER MORGAN CANADA LIMITED AND PEMBINA PIPELINE CORPORATION

 NOTICE OF ORIGINATING APPLICATION

        NOTICE IS HEREBY GIVEN that an originating application (the "Application") has been filed with the Court of Queen's Bench of Alberta, Judicial Centre of Calgary (the "Court") on behalf of Kinder Morgan Canada Limited (the "Company") with respect to a proposed arrangement (the "Arrangement") brought pursuant to Section 193 of the Business Corporations Act, R.S.A. 2000, c. B-9, as amended (the "ABCA), involving, among others, the Company, the holders of restricted voting shares of the Company ("Restricted Voting Shares") and the holders of special voting shares of the Company (collectively with the holders of the Restricted Voting Shares, the "Voting Shareholders"), as well as the associated Class B limited partnership units of Kinder Morgan Canada Limited Partnership, the holders of outstanding preferred shares of the Company (collectively, the "Preferred Shareholders") and Pembina Pipeline Corporation ("Pembina"). The Arrangement is described in greater detail in the management information circular and proxy statement dated November 4, 2019 accompanying this Notice of Originating Application. At the hearing of the Application, the Company intends to seek:

  1.
  an order approving the Arrangement pursuant to the provisions of Section 193 of the ABCA and pursuant to the terms and conditions of the arrangement agreement between Pembina and the Company dated effective as of August 20, 2019, as amended and restated effective as of September 10, 2019;

  2.
  an order declaring that registered holders of Restricted Voting Shares shall have the right to dissent in respect of the Arrangement pursuant to the provisions of Section 191 of the ABCA, as modified by the interim order (the "Interim Order") of the Court dated November 4, 2019 and the Arrangement;

  3.
  an order declaring that registered Preferred Shareholders shall have the right to dissent in respect of the Arrangement (provided the Preferred Shareholders participate therein) pursuant to the provisions of Section 191 of the ABCA, as modified by the Interim Order and the Arrangement;

  4.
  a declaration that the Arrangement will, after the filing of the Articles of Arrangement pursuant to the provisions of Section 193 of the ABCA, be effective in accordance with its terms and shall be binding on and after the Effective Time, as defined in the Arrangement; and

  5.
  a declaration that the terms and conditions of the Arrangement, and its procedures are fair to the Voting Shareholders, the Preferred Shareholders and other affected persons, both from a substantive and procedural perspective;

(collectively, the "Final Order").

        AND NOTICE IS FURTHER GIVEN that the said Application is directed to be heard before a Justice of the Court, at the Calgary Courts Centre, 601—5th Street, S.W., Calgary, Alberta, Canada, on December 10, 2019 at 2:00 p.m. (Calgary time) or as soon thereafter as counsel may be heard. Any Voting Shareholder, Preferred Shareholder or other interested party desiring to support or oppose the

Application may appear at the time of the hearing in person or by counsel for that purpose provided such Voting Shareholder, Preferred Shareholder or other interested party files with the Court and serves upon the Company before 4:00 p.m. (Calgary time) on December 3, 2019, a notice of intention to appear (the "Notice of Intention to Appear") setting out such Voting Shareholder's, Preferred Shareholder's or interested party's address for service and indicating whether such person intends to support or oppose the Application or make submissions at the Application, together with a summary of the position such person intends to advocate before the Court and, together with any evidence or materials which are to be presented to the Court. Service on the Company is to be effected by delivery to its solicitors at the address set forth below.

        AND NOTICE IS FURTHER GIVEN that, at the hearing and subject to the foregoing, Voting Shareholders, Preferred Shareholders and any other interested persons will be entitled to make representations as to, and the Court will be requested to consider, the fairness of the Arrangement. If you do not attend, either in person or by counsel, at that time, the Court may approve or refuse to approve the Arrangement as presented, or may approve it subject to such terms and conditions as the Court may deem fit, without any further notice.

        AND NOTICE IS FURTHER GIVEN that the Court, by the Interim Order, has given directions as to the calling and holding of special meetings of the Voting Shareholders and the Preferred Shareholders for the purpose of such Voting Shareholders and Preferred Shareholders voting upon the applicable special resolution to approve the Arrangement and, in particular, has directed that registered holders of Restricted Voting Shares and registered Preferred Shareholders have the right to dissent under the provisions of Section 191 of the ABCA, as modified by the terms of the Interim Order in respect of the Arrangement.

        AND NOTICE IS FURTHER GIVEN that the Final Order approving the Arrangement will, if granted, serve as the basis for an exemption from the registration requirements of the United States Securities Act of 1933, as amended, pursuant to Section 3(a)(10) thereof with respect to (i) the issuance of common shares in the capital of Pembina issuable to holders of Restricted Voting Shares and Class B Units, and (ii) the issuance of preferred shares in the capital of Pembina issuable to Preferred Shareholders, all pursuant to the Arrangement.

        AND NOTICE IS FURTHER GIVEN that further notice in respect of these proceedings will only be given to those persons who have filed a Notice of Intention to Appear.

        AND NOTICE IS FURTHER GIVEN that a copy of the said Application and other documents in the proceedings will be furnished to any Voting Shareholder, Preferred Shareholder or other interested party requesting the same by the under-mentioned solicitors for the Company upon written request delivered to such solicitors as follows:

  Solicitors for the Company:

  Blake, Cassels & Graydon LLP
  Suite 3500, Bankers Hall East Tower
  855—2nd Street S.W.
  Calgary, Alberta T2P 4J8

  Facsimile Number: (403) 260-9700
  Attention: David Tupper

        DATED at the City of Calgary, in the Province of Alberta, this 4th day of November, 2019.

BY ORDER OF THE BOARD OF DIRECTORS OF KINDER MORGAN CANADA LIMITED
Steven J. Kean
Chairman and Chief Executive Officer
Kinder Morgan Canada Limited

i

 SUMMARY OF THE SPECIAL MEETINGS

        This summary contains highlights about this management information circular and proxy statement (the "proxy statement"). This summary does not contain all of the information that you should consider in advance of the Meetings, and we encourage you to read the entire proxy statement carefully before voting.

        Unless stated otherwise or the context otherwise requires, all references in this proxy statement to "we," "us," "our" or the "Company" are to Kinder Morgan Canada Limited.

        All capitalized terms used herein but not otherwise defined have the meanings set forth in Annex A "Glossary of Terms".

 MEETING INFORMATION

Date and time:	Voting Shareholders' Meeting: Tuesday, December 10, 2019, 9:00 a.m. (Calgary time)
Preferred Shareholders' Meeting: Tuesday, December 10, 2019, 10:00 a.m. (Calgary time)
Place:	The Grand Ballroom of the Metropolitan Conference Centre, 333—4th Avenue S.W. Calgary, Alberta
Record date:	The close of business on October 23, 2019
Voting:
Shareholders as of the close of business on the record date may vote at the applicable Meeting. Each Voting Share or Preferred Share, as applicable, is entitled to one vote on each matter to be voted upon at the applicable Meeting.
Voting Deadline:
In order to be valid and acted upon at the applicable Meeting, forms of proxy, as well as votes cast over the Internet and by telephone must be received in each case not less than 48 hours (excluding weekends and holidays) before the time set for the applicable Meeting or any adjournment thereof. If you hold your Shares in street name, then you should follow the instructions on the voting instruction form provided by your broker or other intermediary with respect to the procedures to be followed for voting at the applicable Meeting.

MATTERS TO BE VOTED ON AND BOARD RECOMMENDATION

        At the Voting Shareholders' Meeting, Voting Shareholders will be asked to consider the Arrangement Resolution in the form set forth in Appendix A to this proxy statement. At the Preferred Shareholders' Meeting, Preferred Shareholders will be asked to consider the Preferred Shareholder Resolution in the form set forth in Appendix B to this proxy statement. Shareholders are urged to review this proxy statement when considering the Arrangement. In particular, see "The Arrangement".

        The Arrangement Resolution must be approved by: (i) a majority of not less than 66 2/3% of the votes cast by the Voting Shareholders, voting together as a single class, present in person or represented by proxy at the Voting Shareholders' Meeting; and (ii) a majority of the holders of Restricted Voting Shares, present in person or represented by proxy at the Voting Shareholders' Meeting, after excluding the votes of those Persons whose votes are required to be excluded under applicable securities laws. Completion of the Arrangement is contingent upon approval of the Arrangement Resolution at the Voting Shareholders' Meeting. KMI, which indirectly holds all of the outstanding Special Voting Shares (representing approximately 70% of the outstanding Voting Shares), has agreed to cause its Special Voting Shares to be voted in favour of the Arrangement Resolution at the Voting Shareholders' Meeting. KMI does not hold any Restricted Voting Shares, and there are no other Persons whose votes are required to be excluded under applicable securities laws for the purposes of the separate vote of Restricted Voting Shareholders.

        The Preferred Shareholder Resolution must be approved by a majority of not less than 66 2/3% of the votes cast by the Preferred Shareholders, voting together as a single class, present in person or represented by proxy at the Preferred Shareholders' Meeting. Completion of the Arrangement is not contingent on approval of the Preferred Shareholder Resolution at the Preferred Shareholders' Meeting. Should such approval not be obtained, the Preferred Shares will be excluded from the Arrangement and will remain outstanding as securities in the capital of the Company, which will be part of the Pembina group following completion of the Arrangement.

        Unless otherwise directed, the Persons named in the accompanying forms of proxy for each Meeting intend to vote FOR the Arrangement Resolution, in the case of the Voting Shareholders' Meeting, and FOR the Preferred Shareholder Resolution, in the case of the Preferred Shareholders' Meeting.

 HOW TO VOTE

        You may vote your Shares by any of the following methods:

By Internet	View proxy materials and vote online by following the instructions on your proxy card or voting instruction form.
By Telephone	Vote by telephone by following the instructions on your proxy card or voting instruction form.
By Mail
Vote by completing and returning a signed paper proxy card (if you are the registered holder of your Shares) or by following the vote-by-mail instructions included on the voting instruction form provided by your broker or other intermediary (if your Shares are held beneficially in street name).
In Person at the applicable Meeting
If you are the registered holder of your Shares, you may vote in person at the applicable Meeting. If, on the other hand, you hold your Shares through a broker or other intermediary, you must first obtain a "legal proxy" from your broker or other intermediary, and you must provide a copy of your legal proxy to us in order to vote in person at the applicable Meeting.

        If you require assistance with voting please contact our proxy solicitation agent, Kingsdale Advisors, toll-free at 1-866-581-0506 or by collect call outside of North America at 416-867-2272 or by email at contactus@kingsdaleadvisors.com with any questions you may have regarding the Voting Shareholders' Meeting or the Preferred Shareholders' Meeting, as applicable.

        For more information, please read "Questions and Answers about the Meetings and Voting" below.

NOTICE TO SHAREHOLDERS

        THE ARRANGEMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY ANY CANADIAN SECURITIES REGULATORY AUTHORITY, THE SEC OR ANY U.S. STATE SECURITIES COMMISSION, NOR HAS ANY CANADIAN SECURITIES REGULATORY AUTHORITY, THE SEC OR ANY U.S. STATE SECURITIES COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF THE ARRANGEMENT OR UPON THE ACCURACY, ADEQUACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT, AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL AND MAY BE A CRIMINAL OFFENCE.

 CURRENCY

        References in this document to "dollars," "$," or "C$" are to the currency of Canada, and references to "US$" are to the currency of the United States.

        Except as otherwise indicated, all dollar amounts in this proxy statement are expressed in Canadian dollars. The following table sets forth: (i) the rates of exchange for Canadian dollars, expressed in United States dollars, in effect at the end of each of the periods indicated; (ii) the average of the monthly average rates during the period; and (iii) the high and low exchange rates during each such period, in the case of rates for 2016 based on the rate published on the Bank of Canada's website as being in effect at approximately noon on each trading day and, in the case of rates for 2017, 2018 and 2019, based on the daily average exchange rate published on the Bank of Canada's website as being in effect at approximately 4:30 p.m. (Eastern time) on each trading day.

			Year Ended December 31
	Nine Months Ended September 30, 2019
			2018		2017		2016
Rate at end of Period	US$	0.7551	US$	0.7330	US$	0.7971	US$	0.7448
Average rate during Period	US$	0.7524	US$	0.7719	US$	0.7711	US$	0.7552
High	US$	0.7670	US$	0.8138	US$	0.8245	US$	0.7972
Low	US$	0.7353	US$	0.7330	US$	0.7276	US$	0.6854

        On November 1, 2019, the last business day before the date of this proxy statement, the Bank of Canada exchange rate for C$1.00 was US$0.7601.

FORWARD-LOOKING STATEMENTS

        This proxy statement includes "financial outlook", "forward-looking information" and "forward-looking statements" within the meaning of applicable securities legislation (collectively, "forward-looking statements").

        These forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Forward-looking statements may be identified by words such as "anticipate", "believe", "intend", "continue", "estimate", "expect", "may" or the negative of those terms or other variations of them or comparable terminology. In particular, but without limitation, this proxy statement contains forward-looking statements pertaining to the Arrangement, including the timing of completion thereof, the anticipated receipt of requisite approvals and consents, Shareholder approval and satisfaction or waiver of all other required conditions to completion thereof, including the completion of the Cochin US Transaction, certain projected financial information regarding the Company, the anticipated benefits of the Arrangement and the Cochin US Transaction to Shareholders that will participate in the business of Pembina upon completion of the Arrangement and the anticipated delisting of the Restricted Voting Shares from the TSX.

        Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. The forward-looking statements contained in this proxy statement are based on

v

certain key expectations and assumptions made by the Company, including expectations and assumptions described herein in respect of certain projected financial information regarding the Company concerning the anticipated benefits of the Arrangement and the receipt, in a timely manner, of Shareholder approval, the approval of the Court and Key Regulatory Approvals in respect of the Arrangement. Future actions, conditions or events and future results of operations may differ materially from those expressed in forward-looking statements. Many of the factors that will determine these results are beyond our ability to control or predict. Any financial outlook or other forward-looking statement set out in this proxy statement has been included for the purpose of providing information relating to management's current expectations and plans for the future, is based on a number of significant assumptions and may not be appropriate, and should not be used for purposes other than those for which such financial outlook or forward-looking statements are disclosed herein.

        Specific factors that could cause actual results to differ from those in the forward-looking statements provided in this proxy statement include, but are not limited to, satisfaction of the terms and conditions in the Arrangement, including receiving requisite approvals and consents in a timely manner, as well as completion of the Cochin US Transaction.

        The foregoing list should not be construed to be exhaustive. We believe the forward-looking statements in this proxy statement are reasonable. However, there is no assurance that any of the actions, events or results of the forward-looking statements will occur or, if any of them do, of their timing or what impact they will have on the Arrangement or our results of operations or financial condition. Because of these uncertainties, Shareholders should not put undue reliance on any forward-looking statements.

        See "Risk Factors" in this proxy statement for a more detailed description of these and other factors that may affect the forward-looking statements in this proxy statement. When considering forward-looking statements, you should keep in mind such risk factors described in this proxy statement. Such risk factors could cause actual results to differ materially from those contained in any forward-looking statement. We disclaim any obligation, other than as required by applicable law, to update the above list or to announce publicly the result of any revisions to any of the forward-looking statements to reflect future events or developments.

QUESTIONS AND ANSWERS ABOUT THE MEETINGS AND VOTING

What will I receive if the Arrangement is completed?

        If the required approvals are received and all conditions are satisfied or waived, the Arrangement Agreement provides for the implementation of the Plan of Arrangement (a copy of which is attached as Schedule A to the Arrangement Agreement, which is attached as Appendix C to this proxy statement) pursuant to which the following transactions will occur upon completion of the Arrangement:

  •
  holders of Restricted Voting Shares (other than Dissenting Shareholders) will receive, for each Restricted Voting Share held, 0.3068 of a Pembina Common Share;

  •
  holders of Special Voting Shares (being KMCC and KM Canada Terminals, two indirect wholly owned subsidiaries of KMI) will receive, for each Special Voting Share held, a cash payment of $0.000001 and, for each associated Class B Unit held, 0.3068 of a Pembina Common Share; and

  •
  if the Preferred Share Condition is satisfied prior to the Effective Time, Preferred Shareholders (other than Dissenting Shareholders) will receive, for each Preferred Share held, one applicable Pembina Exchange Preferred Share. It is not a condition to completion of the Arrangement that Preferred Shareholders approve the Arrangement. If the Preferred Share Condition is not satisfied, the Preferred Shares will be excluded from the Arrangement and will remain outstanding as securities in the capital of the Company, which will be part of the Pembina group following completion of the Arrangement.

What are Shareholders being asked to vote on?

        At the Voting Shareholders' Meeting, Voting Shareholders will be asked to consider the Arrangement Resolution, the full text of which is set forth in Appendix A to this proxy statement.

        At the Preferred Shareholders' Meeting, Preferred Shareholders will be asked to consider the Preferred Shareholder Resolution, the full text of which is set forth in Appendix B to this proxy statement.

Does the Board support the Arrangement?

        Yes. Based, in part, on the unanimous recommendation of the Special Committee, the Board (a) has UNANIMOUSLY determined that the Arrangement is fair to Shareholders and is in the best interests of the Company; and (b) UNANIMOUSLY recommends that: (i) the Voting Shareholders vote FOR the Arrangement Resolution at the Voting Shareholders' Meeting; and (ii) the Preferred Shareholders vote FOR the Preferred Shareholder Resolution at the Preferred Shareholders' Meeting.

What are the main reasons to support the Arrangement?

        The Board of Directors believes Shareholders should support the Arrangement for, among others, the following reasons:

  •
  Significant premium:  The consideration to be received by the Voting Shareholders of 0.3068 of a Pembina Common Share represents a value of C$15.12 per Restricted Voting Share and associated Class B Unit and a premium of 38% over the closing price of the Restricted Voting Shares, in each case, on August 20, 2019 (the last trading day prior to the public announcement of the Arrangement);

  •
  Better acquisition terms unlikely:  Having regard to the extensive strategic review process undertaken by the Company and the Company's organizational structure, the Special Committee's and the Board's view is that it is unlikely that any other party or parties would be prepared to pay a higher price to acquire the Company;

  •
  Future upside participation potential:  The Arrangement provides Voting Shareholders with the opportunity to participate in the upside potential of Pembina's business following its acquisition of the Company pursuant to the Arrangement and Cochin US pursuant to the Cochin US Transaction;

  •
  The Company's prospects:  The Special Committee and the Board concluded that the value attributed to the Restricted Voting Shares under the Arrangement is greater than the value that could reasonably be expected to be achieved through the continued operation of the current business of the Company over the short to medium-term; and

  •
  Ability to participate in Pembina's future dividends:  Pembina announced that, following completion of the Arrangement, it intends to increase its monthly dividends on Pembina Common Shares by approximately 5% (to C$0.21 per Pembina Common Share). Restricted Voting Shareholders who retain Pembina Common Shares received pursuant to the Arrangement will have the opportunity to participate in any future dividends declared on Pembina Common Shares.

What is the difference between a registered holder and a beneficial owner or "street name" holder?

        If your Shares are registered directly in your name with our transfer agent, Computershare, you are considered the Shareholder of record with respect to those Shares, referred to in this proxy statement as a "registered" holder. As the registered holder, you have the right to vote in person at the Voting Shareholders' Meeting or the Preferred Shareholders' Meeting, as applicable. As of the record date, CDS was the sole registered holder of Restricted Voting Shares and Preferred Shares, and KMCC and KM Canada Terminals were the only registered holders of Special Voting Shares.

        If your Shares are held in a brokerage account or by another intermediary, you are considered the beneficial owner or "street name" holder. A street name holder is not the shareholder of record entitled to vote in person at the applicable Meeting. However, as a beneficial owner, you have the right to direct your broker or other intermediary regarding how to vote the Restricted Voting Shares or the Preferred Shares, as applicable, held in your account or to obtain a proxy from your broker and vote your Restricted Voting Shares or Preferred Shares, as applicable, in person at the applicable Meeting. All of our Shareholders, other than CDS, KMCC and KM Canada Terminals, are beneficial owners.

        If you are a street name holder whose Shares are held by a broker who is subject to U.S. regulation, your broker or other intermediary will not be permitted to exercise voting discretion with respect to the Arrangement Resolution or the Preferred Shareholder Resolution, as applicable. Thus, if you do not give your broker or other intermediary specific instructions, your Shares will not be voted and will not be counted in determining the number of Shares voted. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum. Please communicate your voting decisions to your broker or other intermediary in advance of the voting deadlines described above so that your vote can be counted.

Who is entitled to vote on the matter presented at each Meeting?

        Voting Shareholders as of the close of business on October 23, 2019, which we refer to as the record date, are entitled to receive notice of, and to vote their Restricted Voting Shares and Special Voting Shares owned as of the close of business on the record date at the Voting Shareholders' Meeting. Preferred Shareholders as of the close of business on the record date, are entitled to receive notice of, and to vote their Preferred Shares owned as of the close of business on the record date at the Preferred Shareholders' Meeting.

        If you owned Shares as of the close of business on the record date, you are authorized to vote those Shares at the applicable Meeting even if you subsequently sell them, except to the extent that you have transferred such Shares after the record date and the transferee of such Shares establishes its ownership of such Shares and requests, not later than ten (10) days before the applicable Meeting, that its name be included on the list of registered Restricted Voting Shareholders, Special Voting Shareholders or Preferred Shareholders, as applicable, eligible to vote at the Voting Shareholders' Meeting or the Preferred Shareholders' Meeting, as applicable, in which case the transferee will instead be entitled to vote those Shares at the applicable Meeting. Please see "How do I vote?" below for important information regarding how to vote your Shares.

        As at October 23, 2019, there were 34,944,993 Restricted Voting Shares, 81,353,820 Special Voting Shares, 12,000,000 Series 1 Preferred Shares and 10,000,000 Series 3 Preferred Shares issued and outstanding. To the knowledge of the directors and executive officers of the Company, no person or company beneficially owns, or controls or directs, directly or indirectly, voting securities carrying more than 10% of the voting rights attached to any class of securities of the Company, except (i) KMI which, through its indirectly wholly-owned subsidiaries, KMCC and KM Canada Terminals, holds all of the Special Voting Shares representing approximately 70% of the Voting Shares eligible to vote on the Arrangement Resolution at the Voting Shareholders' Meeting, and (ii) the beneficial owners of

Restricted Voting Shares set forth under "Interests of Certain Persons or Companies in the Arrangement—Share Ownership" in this proxy statement.

How do I vote?

        You may vote your Shares by any of the following methods:

  •
  By Internet—If you have Internet access, you may view proxy materials and vote online by following the instructions on your proxy card (if you are the registered holder of your Shares) or voting instruction form (if your Shares are held beneficially in street name).

  •
  By Telephone—You may submit your vote by telephone by following the instructions on your proxy card (if you are the registered holder of your Shares) or voting instruction form (if your Shares are held beneficially in street name). Kingsdale Advisors may contact such street name holders to assist them with voting their Shares directly over the phone.

  •
  By Mail—You may vote by completing and returning a signed paper proxy card (if you are the registered holder of your Shares) or by following the vote-by-mail instructions included on the voting instruction form provided by your broker or other intermediary (if your Shares are held beneficially in street name).

  •
  In Person at the applicable Meeting—

  •
  Registered Holders. As a registered holder, you have the right to vote in person at the applicable Meeting.

  •
  Street Name Holders. If you are a street name holder and you wish to vote in person at the applicable Meeting, you must appoint yourself as proxy on the proxy card or voting instruction form provided by your broker or other intermediary that holds your Shares, giving you the right to vote your Shares in person at the applicable Meeting. You must appoint yourself as proxy not less than 48 hours (excluding weekends and holidays) before the time set for the applicable Meeting. On the day of the applicable Meeting, you will need to provide a copy of such proxy card or voting instruction form indicating that you have been appointed as proxy in order to obtain a ballot.

        Even if you plan to attend the Voting Shareholders' Meeting or the Preferred Shareholders' Meeting, as applicable, your plans may change, so it is a good idea to complete, sign and return your proxy card or voting instruction form, or vote over the Internet or by telephone in advance of the deadline for voting. Any Shareholder attending the applicable Meeting who presents the appropriate documentation may revoke an earlier vote by proxy and vote in person.

        In order to be valid, proxy cards and votes cast over the Internet and by telephone must be received not less than 48 hours (excluding weekends and holidays) before the time set for the applicable Meeting. If you hold your Shares in street name, then you should follow the instructions on the voting instruction form provided by your broker or other intermediary with respect to the procedures to be followed for voting at the applicable Meeting.

How can I access the proxy materials over the Internet?

        You can view the proxy materials related to the applicable Meeting on the Internet website listed on your proxy card or voting instruction form. Please have your control number available. Your control number can be found on your proxy card or voting instruction form.

        You also may access the proxy materials through our website at www.kindermorgancanadalimited.com and on file with SEDAR at www.sedar.com and EDGAR at www.sec.gov/edgar.

What if multiple Shareholders have the same address?

        If you and other residents at your mailing address own Shares in street name, your broker or bank may have sent you a notice that your household will receive only one copy of the applicable notice and proxy statement. We will promptly deliver a separate copy of those materials to you if you submit a request to Kinder Morgan Canada Limited, Investor Relations Department, 1001 Louisiana Street, Suite 1000, Houston, Texas 77002 or by calling us at (713) 369-9000. If you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank or broker.

What does it mean if I receive more than one set of proxy materials?

        It means that you have multiple accounts at Computershare and/or with one or more brokers, or you may hold both Restricted Voting Shares and Preferred Shares. Please vote using each control number to ensure that all your Shares are voted.

How many votes do I have?

        You have one vote for each Share that you owned as of the close of business on the record date.

How many Voting Shares or Preferred Shares must be present to conduct each Meeting?

        Pursuant to the Interim Order, quorum required at the Voting Shareholders' Meeting will be two (2) Voting Shareholders, present in person or represented by proxy, at the opening of the Voting Shareholders' Meeting, together holding or representing not less than 25% of the Voting Shares entitled to be voted, as a single class, at the Voting Shareholders' Meeting. The presence of a quorum will permit us to conduct the proposed business at the Voting Shareholders' Meeting. As of the close of business on the record date, an aggregate of 116,298,813 Voting Shares were issued and outstanding. As a result, holders of at least 29,074,704 Voting Shares must be present in person or represented by proxy to constitute a quorum at the Voting Shareholders' Meeting.

        Pursuant to the Interim Order, quorum required at the Preferred Shareholders' Meeting will be two (2) Preferred Shareholders, present in person or represented by proxy, at the opening of the Preferred Shareholders' Meeting together holding or representing not less than 25% of the Preferred Shares entitled to be voted, as a single class, at the Preferred Shareholders' Meeting. The presence of a quorum will permit us to conduct the proposed business at the Preferred Shareholders' Meeting. As of the close of business on the record date, an aggregate of 22,000,000 Preferred Shares were issued and outstanding. As a result, holders of at least 5,500,000 Preferred Shares must be present in person or represented by proxy to constitute a quorum at the Preferred Shareholders' Meeting.

        If within 30 minutes of the time appointed for the applicable Meeting, a quorum is not present, such Meeting shall stand adjourned to a date not less than two and not more than 30 days later, as may be determined by the Chair of the applicable Meeting. No notice of an adjourned meeting shall be required and, if at such adjourned meeting a quorum is not present, the Shareholders present at such adjourned meeting in person or represented by proxy shall constitute a quorum for all purposes.

        Your Shares will be counted as present at the applicable Meeting if you:

  •
  have properly submitted a proxy card or voting instruction form, as applicable, or voted over the Internet or by telephone before the deadline for voting; or

  •
  attend the applicable Meeting if you are a registered holder or if you are a street name holder and have appointed yourself as proxy not less than 48 hours (excluding weekends and holidays) before the time set for the applicable Meeting.

x

        Proxies received but marked as abstentions and broker non-votes will be included in the number of Shares considered present at the applicable Meeting for quorum purposes.

What vote is required to approve the Arrangement Resolution and the Preferred Shareholder Resolution?

  •
  The Arrangement requires the approval of the Arrangement Resolution by: (i) a majority of not less than 66 2/3% of the votes cast by Voting Shareholders, voting together as a single class, present in person or represented by proxy at the Voting Shareholders' Meeting; and (ii) a majority of the holders of Restricted Voting Shares, present in person or represented by proxy at the Voting Shareholders' Meeting, after excluding the votes of those Persons whose votes are required to be excluded under applicable securities laws. Completion of the Arrangement is contingent upon approval of the Arrangement Resolution at the Voting Shareholders' Meeting. KMI, which indirectly holds all of the issued and outstanding Special Voting Shares (representing approximately 70% of the outstanding Voting Shares), has agreed to cause its Special Voting Shares to be voted in favour of the Arrangement Resolution at the Voting Shareholders' Meeting. KMI does not hold any Restricted Voting Shares, and there are no other Persons whose votes are required to be excluded under applicable securities laws for the purposes of the separate vote of Restricted Voting Shareholders.

  •
  The Preferred Shareholder Resolution requires approval by a majority of not less than 66 2/3% of the votes cast by Preferred Shareholders, voting together as a single class, present in person or represented by proxy at the Preferred Shareholders' Meeting. Completion of the Arrangement is not contingent on approval of the Preferred Shareholder Resolution at the Preferred Shareholders' Meeting. Should such approval not be obtained, the Preferred Shares will be excluded from the Arrangement and will remain outstanding as securities in the capital of the Company, which will be part of the Pembina group following completion of the Arrangement.

What happens if I do not specify a choice for the proposal when returning a proxy?

        If you sign and return a paper proxy card or voting instruction form and no direction is given for the item on the proxy card or voting instruction form, it will be voted for the Arrangement Resolution or the Preferred Shareholder Resolution, as applicable.

        However, if you are a street name holder whose Shares are held by a broker who is subject to U.S. regulation and you fail to provide voting instructions, your broker will not be permitted to vote your Shares on the Arrangement Resolution or the Preferred Shareholder Resolution, as applicable. Without your voting instructions, brokers subject to U.S. regulation may not vote on the applicable resolution and a "broker non-vote" will occur, which means your vote will not be counted with respect to the Arrangement Resolution or the Preferred Shareholder Resolution, as applicable. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

Can I change my vote after I return my proxy card or voting instruction form?

  •
  Registered Holders.  If you are a registered holder, you may change your vote at any time before the voting deadline, or you may revoke your proxy and submit a new proxy or vote in person at the applicable Meeting. You may do this in a number of ways. First, you may cast a new vote over the Internet or by telephone, so long as, in the case of Voting Shareholders, you do so by the deadline of 9:00 a.m. (Calgary time) on December 6, 2019 and, in the case of Preferred Shareholders, you do so by the deadline of 10:00 a.m. (Calgary time) on December 6, 2019 or 48 hours (excluding weekends and holidays) prior to any adjournment of the applicable Meeting. Second, you may complete and submit a new proxy card. Third, you may send a written notice stating that you would like to revoke your proxy. If you choose either of the latter two methods, you must submit your notice of revocation or your new proxy card to the attention of our corporate secretary (Suite 3000, 300—5th Avenue S.W., Calgary, Alberta T2P 5J2) so that it is received on or before the last Business Day before the applicable Meeting. Finally, you may attend the applicable Meeting, submit a written notice of revocation to the chair of the applicable Meeting and vote in person. Simply attending the applicable Meeting, without voting in person, will not revoke your proxy.

  •
  Street Name Holders.  If you are a street name holder and you have instructed a broker to vote your Shares, you must follow directions received from your broker to change your vote.

Who has been appointed as my proxy holder(s)?

        The Persons named in the proxy card included with the proxy materials are officers of the Company. A holder of Restricted Voting Shares or Preferred Shares, as applicable, submitting a completed proxy card or voting instruction form has the right to appoint a Person or company (who does not have to be a Shareholder) to be their representative at the applicable Meeting other than the Persons designated in the proxy card or voting instruction form. Such appointment may be exercised by inserting the name of the appointed representative in the blank space provided for that purpose. If you cannot attend the applicable Meeting in person, you are requested to vote in accordance with the instructions in "How do I vote?" above.

How will my proxy holder(s) vote my Shares?

        The Persons named in the enclosed proxy card will, if the instructions are clear, vote the Restricted Voting Shares or the Preferred Shares, as applicable, represented by that proxy card, and where a choice with respect to any matter to be acted upon has been specified in the proxy card, the Restricted Voting Shares or the Preferred Shares, as applicable, will be voted in accordance with those instructions. See "What happens if I do not specify a choice for a proposal when returning a proxy?" above for information about how Shares will be voted where no specification has been made on your proxy card.

        The proxy card confers discretionary authority on the designated proxy holders with respect to amendments or variations of matters identified herein or other matters that may properly come before the applicable Meeting. As of the date of this proxy statement, management of the Company knows of no such amendment, variation or other matter. For further information, please see "Other Matters" in this proxy statement.

Do I have any dissenters' rights?

        Pursuant to the Interim Order, registered holders of Restricted Voting Shares and registered holders of Preferred Shares have been granted Dissent Rights and could become Dissenting Shareholders. Dissenting Shareholders are entitled, in addition to any other right such Dissenting Shareholder may have, to dissent and to be paid by Pembina the fair value of the Restricted Voting Shares or the Preferred Shares, as the case may be, held by such Dissenting Shareholder, determined as of the close of business on the last Business Day before the day on which the Arrangement Resolution or the Preferred Shareholder Resolution, as the case may be, is adopted at the Voting Shareholders' Meeting or the Preferred Shareholders' Meeting, as the case may be. A Dissenting Shareholder may dissent only with respect to all of the Restricted Voting Shares or the Preferred Shares, as the case may be, held by such Dissenting Shareholder, or on behalf of any one beneficial owner and registered in the Dissenting Shareholder's name. Only registered Restricted Voting Shareholders and registered Preferred Shareholders may dissent and such Shareholders cannot dissent if they have voted in favour of the Arrangement Resolution or the Preferred Shareholder Resolution, as applicable. Beneficial owners of Restricted Voting Shares or Preferred Shares, as the case may be, registered in the name of a broker, dealer, bank, trust company or other nominee who wish to dissent should be aware that they may only do so through the registered owner of such Shares. A registered owner of Restricted Voting Shares or Preferred Shares, as the case may be, such as CDS who holds Restricted Voting Shares and Preferred Shares as nominee for beneficial holders, some of whom wish to dissent, must exercise the Dissent Right on behalf of such beneficial owners with respect to all of the Restricted Voting Shares or the Preferred Shares, as the case may be, held for such beneficial owners. In such case, the written objection to the Arrangement should set forth the number of Restricted Voting Shares or Preferred Shares covered by such written objection.

        Unless it is otherwise waived by Pembina, it is a condition to Pembina's obligation to complete the Arrangement that holders of less than 50% of the outstanding Restricted Voting Shares shall have validly exercised Dissent Rights in respect of the Arrangement that have not been withdrawn as of the Effective Date.

        For further information, please see "Dissent Rights" in this proxy statement.

Who can attend each Meeting?

        Only Shareholders as of the close of business on the record date or their duly appointed proxy holders may attend the applicable Meeting. We are not able to admit guests of either Shareholders or their proxy holders. Admission to the applicable Meeting will be on a first-come, first-served basis. Registration will begin at 8:00 a.m. (Calgary time), for the Voting Shareholders' Meeting and seating will begin at 8:30 a.m. (Calgary time). Registration will begin at 9:00 a.m. (Calgary time), for the Preferred Shareholders' Meeting and seating will begin at 9:30 a.m. (Calgary time). Cameras, recording devices and other electronic devices will not be permitted at either Meeting.

        Shareholders and proxy holders will be asked to present valid picture identification, such as a driver's license or passport. Please note that if you hold your Shares in street name, you will also need to bring the voting instruction form that you receive from your broker or other intermediary in connection with the applicable Meeting or a copy of a brokerage statement reflecting your ownership of Shares as of the close of business on the record date.

        Beneficial owners who have not appointed themselves as proxy at least 48 hours (excluding weekends and holidays) before the time set for the applicable Meeting or any adjournment thereof, will not be able to vote in person at the applicable Meeting. See "How do I vote?" above.

Where can I find the voting results of the applicable Meeting?

        The preliminary voting results will be announced at the applicable Meeting. The final results will be reported in a news release and report of voting results that we will file under the Company's profile on SEDAR, located at www.sedar.com, promptly following the applicable Meeting and on a current report on Form 8-K that we will file with the SEC within four Business Days after the Meetings, which will be available at www.sec.gov/edgar.

When is the Arrangement expected to be completed?

        If the Voting Shareholders' Meeting is held as scheduled and is not adjourned, the Effective Date is expected to occur within four Business Days of all conditions set forth in the Arrangement Agreement, including receipt of all Key Regulatory Approvals, being satisfied or waived. The Company expects the Arrangement to be completed in the late fourth quarter of 2019 or in the first quarter of 2020. It is not possible at this time, however, to state with certainty when the Effective Date will occur.

        The Arrangement will become effective upon the filing with the Registrar of the Articles of Arrangement and a copy of the Final Order, together with such other materials as may be required by the Registrar. The Effective Date could be delayed for a number of reasons, including delays in receiving Key Regulatory Approvals.

Who is soliciting my proxy?

        Management of the Company is soliciting your proxy. Certain executive officers and directors of KMI also may be deemed to be soliciting proxies in favour of the Arrangement Resolution and the Preferred Shareholder Resolution, as applicable. In addition, the Company has retained Kingsdale Advisors as its proxy solicitation agent, for assistance in connection with the solicitation of proxies for the Meetings.

Who will pay the expenses incurred in connection with the solicitation of my vote?

        We will pay the cost of preparing these proxy materials and soliciting your vote. We also will pay the expenses of the Meetings. In addition, proxies may be solicited by our directors, officers and other employees by telephone, Internet, fax, in person or otherwise. These individuals will not receive any additional compensation for assisting in the solicitation. We may also request that brokerage firms, nominees, custodians and fiduciaries transmit proxy materials to the street name holders, and we will reimburse them for their reasonable out-of-pocket expenses in transmitting such material. Firms including Computershare and Broadridge Financial Solutions, Inc. will perform the broker nominee search and distribute proxy materials to banks, brokers, nominees and intermediaries and we will pay these firms' out-of-pocket expenses for these services.

        As noted above, Kingsdale Advisors has been retained as proxy solicitation agent for the Company to assist with the solicitation of proxies for the Meetings for a fee of C$125,000 plus additional out-of-pocket expenses. Kingsdale Advisors is entitled to an additional C$75,000 if Voting Shareholders approve the Arrangement Resolution at the Voting Shareholders' Meeting and an additional C$30,000 if Preferred Shareholders approve the Preferred Shareholder Resolution at the Preferred Shareholders' Meeting. The Company may also utilize Broadridge QuickVote™ service to assist non-objecting beneficial owners with voting their Shares. Non-objecting beneficial owners may be contacted by Kingsdale Advisors to conveniently obtain a vote directly over the telephone.

        The Company is sending the proxy materials directly to its registered Shareholders and indirectly to all beneficial Shareholders through their intermediaries. The Company will pay for an intermediary to deliver the applicable proxy materials to both "objecting beneficial owners" and "non-objecting beneficial owners". The Company is not sending any proxy materials directly to beneficial owners.

        If you vote over the Internet or by telephone, any Internet access or telephone charges will be your responsibility.

How can I find more information about the Company?

        There are several ways. We file annual and interim financial statements, management's discussion and analysis and other reports under our profile on SEDAR (www.sedar.com) and file annual, quarterly and other reports, proxy statements and other information with the SEC. The SEC maintains an Internet website that contains these reports, proxy statements and other material that are filed through EDGAR. This system can be accessed at www.sec.gov/edgar. You can find information we have filed with the SEC by reference to our corporate name or to our SEC file number, 000-55864. Our filings, including our financial statements and management's discussion and analysis, are available under our SEDAR profile or on EDGAR or you may request a copy by contacting us at the following address and telephone number: Kinder Morgan Canada Limited, Investor Relations Department, 1001 Louisiana Street, Suite 1000, Houston, Texas 77002, (713) 369-9000. You also may locate copies of our filings by visiting our website at www.kindermorgancanadalimited.com.

        Other than those documents expressly incorporated by reference herein and filed on SEDAR or EDGAR, as applicable, the information contained in or otherwise accessed through the Company's website or Pembina's website, does not constitute part of this proxy statement.

How can I find more information about Pembina?

        Information regarding Pembina, including its financial statements and management's discussion and analysis, is available under its SEDAR profile at www.sedar.com.

Whom do I ask if I have questions about the Meetings or require assistance voting?

        Shareholders who have questions regarding the Meetings or the Arrangement or who have additional questions about the procedures for voting their Shares should contact their broker or Kingsdale Advisors at the telephone numbers or e-mail below:

Toll-Free Number:	1-866-581-0506
Collect Calls:	416-867-2272
By E-mail:	contactus@kingsdaleadvisors.com

 SUMMARY TERM SHEET

        This summary contains highlights about this proxy statement. This summary does not contain all of the information that you should consider in advance of the Meetings, and we encourage you to read the entire proxy statement carefully before voting.

        Unless stated otherwise or the context otherwise requires, all references in this proxy statement to "we," "us," "our" or the "Company" are to Kinder Morgan Canada Limited. All capitalized terms used herein but not otherwise defined have the meanings set forth under Annex A—"Glossary of Terms".

Risk Factors (See Page 11)

        Completion of the Arrangement and receipt of Pembina Common Shares or Pembina Exchange Preferred Shares, as applicable, involves risks. In addition to the risk factors present in each of the Company's and Pembina's businesses, described under the heading "Risk Factors" in the Company 10-K and the Pembina AIF, which are incorporated by reference herein, Restricted Voting Shareholders and Preferred Shareholders should carefully consider the risk factors in this proxy statement in evaluating whether to approve the Arrangement Resolution and Preferred Shareholder Resolution, as applicable.

Matters to be Voted on and Board Recommendation (See Page 15)

        At the Voting Shareholders' Meeting, Voting Shareholders will be asked to consider the Arrangement Resolution, the full text of which is set forth in Appendix A to this proxy statement. At the Preferred Shareholders' Meeting, Preferred Shareholders will be asked to consider the Preferred Shareholder Resolution, the full text of which is set forth in Appendix B to this proxy statement. Shareholders are urged to review this proxy statement when considering the Arrangement. In particular, see "The Arrangement".

        The Arrangement Resolution must be approved by: (i) a majority of not less than 66 2/3% of the votes cast by the Voting Shareholders, voting together as a single class, present in person or represented by proxy at the Voting Shareholders' Meeting; and (ii) a majority of the holders of Restricted Voting Shares, present in person or represented by proxy at the Voting Shareholders' Meeting, after excluding the votes of those Persons whose votes are required to be excluded under applicable securities laws. Completion of the Arrangement is contingent upon approval of the Arrangement Resolution at the Voting Shareholders' Meeting. KMI, which indirectly holds all of the outstanding Special Voting Shares (representing approximately 70% of the outstanding Voting Shares), has agreed to cause its Special Voting Shares to be voted in favour of the Arrangement Resolution at the Voting Shareholders' Meeting. KMI does not hold any Restricted Voting Shares, and there are no other Persons whose votes are required to be excluded under applicable securities laws for the purposes of the separate vote of Restricted Voting Shareholders.

        The Preferred Shareholder Resolution must be approved by a majority of not less than 66 2/3% of the votes cast by the Preferred Shareholders, voting together as a single class, present in person or represented by proxy at the Preferred Shareholders' Meeting. Completion of the Arrangement is not contingent on approval of the Preferred Shareholder Resolution at the Preferred Shareholders'

Meeting. Should such approval not be obtained, the Preferred Shares will be excluded from the Arrangement and will remain outstanding as securities in the capital of the Company, which will be part of the Pembina group following completion of the Arrangement.

The Arrangement (See Page 16)

        The Company entered into the Arrangement Agreement with Pembina dated effective as of August 20, 2019, as amended and restated effective as of September 10, 2019. A copy of the Arrangement Agreement is attached as Appendix C to this proxy statement. The Arrangement Agreement provides for the implementation of the Plan of Arrangement (a copy of which is attached as Schedule A to the Arrangement Agreement, which is attached as Appendix C to this proxy statement) pursuant to which, among other things, the following transactions will occur upon completion of the Arrangement:

  •
  holders of Restricted Voting Shares (other than Dissenting Shareholders) will receive, for each Restricted Voting Share held, 0.3068 of a Pembina Common Share;

  •
  holders of Special Voting Shares (being KMCC and KM Canada Terminals, two indirect wholly-owned subsidiaries of KMI) will receive, for each Special Voting Share held, a cash payment of $0.000001 and, for each associated Class B Unit held, 0.3068 of a Pembina Common Share; and

  •
  if the Preferred Share Condition is satisfied prior to the Effective Time, Preferred Shareholders (other than Dissenting Shareholders) will receive, for each Preferred Share held, one applicable Pembina Exchange Preferred Share.

        Upon completion of the Arrangement, Pembina will own all of the issued and outstanding Voting Shares and will issue approximately 7.0% of Pembina Common Shares to the holders of Restricted Voting Shares and Class B Units. If the Preferred Share Condition is satisfied prior to the Effective Time, the outstanding Preferred Shares will be exchanged for applicable Pembina Exchange Preferred Shares.

Details of the Arrangement (See Page 16)

        Pursuant to the Plan of Arrangement, commencing at the Effective Time, if the Preferred Share Condition is satisfied prior to the Effective Time, the following steps will occur without any further action on the part of any Person:

  •
  the Cooperation Agreement and the Services Agreement shall be terminated, and the Limited Partnership Agreement shall be amended as necessary to facilitate the transactions in the Plan of Arrangement;

  •
  each issued and outstanding Class B Unit shall be transferred by the holder thereof to the Company in exchange for one fully paid non-assessable Restricted Voting Share;

  •
  each issued and outstanding Special Voting Share shall be transferred by the holder thereof to Pembina in exchange for the Special Voting Share Consideration;

  •
  all accrued and unpaid dividends on Preferred Shares up to, but excluding, the Effective Date shall be paid by the Company in cash to the Depositary who will deliver such applicable consideration to each holder of Preferred Shares; and

  •
  Pembina SubCo and the Company shall be amalgamated and continued as one corporation under the ABCA; as part of such amalgamation, among other things, each issued and outstanding Restricted Voting Share (other than those held by Dissenting Shareholders) shall be transferred by the holder thereof to Pembina in exchange for the Pembina Common Share Consideration, and each Preferred Share (other than those held by Dissenting Shareholders)

    shall be transferred by the holder thereof to Pembina in exchange for one applicable Pembina Exchange Preferred Share.

        Pursuant to the Plan of Arrangement, commencing at the Effective Time, if the Preferred Share Condition is not satisfied prior to the Effective Time, the following steps will occur without any further action on the part of any Person:

  •
  the Cooperation Agreement and the Services Agreement shall be terminated, and the Limited Partnership Agreement shall be amended as necessary to facilitate the transactions in the Plan of Arrangement;

  •
  each issued and outstanding Class B Unit shall be transferred by the holder thereof to the Company in exchange for one fully paid non-assessable Restricted Voting Share;

  •
  each issued and outstanding Special Voting Share shall be transferred by the holder thereof to Pembina in exchange for the Special Voting Share Consideration; and

  •
  each issued and outstanding Restricted Voting Share (other than those held by Dissenting Shareholders) shall be transferred by the holder thereof to Pembina in exchange for the Pembina Common Share Consideration.

Opinions of the Special Committee's Financial Advisor (See Page 33)

Restricted Voting Shares Opinion (See Page 33)

        In connection with the proposed Arrangement, the Special Committee requested that BMO Capital Markets evaluate the fairness, from a financial point of view, of the Restricted Voting Share Consideration to be received by the holders of Restricted Voting Shares pursuant to the Arrangement. For purposes of BMO Capital Markets' opinion rendered to the Special Committee on August 20, 2019 in respect of the Restricted Voting Shares, the term "Restricted Voting Share Consideration" means the implied value of the consideration to be received by the holders of Restricted Voting Shares based on the 0.3068 exchange ratio provided for in the Arrangement. On August 20, 2019, at a meeting of the Special Committee held to evaluate the proposed Arrangement, BMO Capital Markets rendered an oral opinion, confirmed by delivery of a written opinion dated August 20, 2019, to the Special Committee to the effect that, as of that date and based on and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken described in its opinion, the Restricted Voting Share Consideration to be received by the holders of Restricted Voting Shares pursuant to the Arrangement was fair, from a financial point of view, to such holders.

        The full text of BMO Capital Markets' written opinion, dated August 20, 2019, which describes the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken, is attached as Appendix F to this proxy statement and is incorporated herein by reference. The description of BMO Capital Markets' opinion set forth below is qualified in its entirety by reference to the full text of BMO Capital Markets' opinion. BMO Capital Markets' opinion was prepared at the request and for the benefit and use of the Special Committee (in its capacity as such) in connection with its evaluation of the Restricted Voting Share Consideration from a financial point of view. In BMO Capital Markets' opinion regarding the Restricted Voting Share Consideration, BMO Capital Markets expressed no view as to, and its opinion did not address, any consideration to be received by KMI or its affiliates in respect of the Special Voting Shares and associated Class B Units, any terms, aspects or implications of the contemplated sale by KMI to Pembina of KMI's interest in the U.S. regulated Cochin pipeline system or any terms (other than the Restricted Voting Share Consideration), aspects or implications of the Arrangement or any related transactions. BMO Capital Markets also expressed no view as to, and its opinion did not address, the relative merits of the Arrangement and any other transactions or business strategies that may be available to the Company as alternatives to the Arrangement or the decision of the Special Committee or the Board of Directors to proceed with the Arrangement. BMO Capital Markets' opinion was not intended to be and did not constitute a recommendation to the Special Committee or the Board of Directors, and is not a recommendation to any security holder or any other party, on how to act or vote with respect to the Arrangement, any related transactions or any other proposals or matters.

Preferred Shares Opinion (See Page 48)

        In connection with the proposed Arrangement, the Special Committee also requested that BMO Capital Markets evaluate the fairness, from a financial point of view, of the Preferred Share Consideration to be received by the holders of Preferred Shares pursuant to the Arrangement. For purposes of BMO Capital Markets' opinion rendered to the Special Committee on September 10, 2019 in respect of the Preferred Shares, (i) the term "Preferred Shares" refers to the Series 1 Preferred Shares and the Series 3 Preferred Shares unless otherwise noted, (ii) the term "Preferred Share Consideration" means, for each Preferred Share, one share of the corresponding series of Pembina Exchange Preferred Shares without regard to any accrued dividends payable in connection with the Arrangement, and (iii) BMO Capital Markets relied on the provisions of the Arrangement Agreement, which provide that the applicable series of Pembina Exchange Preferred Shares that comprise the Preferred Share Consideration will have substantially identical terms as those of the corresponding series of Preferred Shares. On September 10, 2019, at a meeting of the Special Committee held to evaluate the proposed exchange of the Preferred Shares for the Pembina Exchange Preferred Shares, BMO Capital Markets rendered an oral opinion, confirmed by delivery of a written opinion dated September 10, 2019, to the Special Committee to the effect that, as of that date and based on and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken described in its opinion, the Preferred Share Consideration to be received by the holders of Preferred Shares pursuant to the Arrangement was fair, from a financial point of view, to such holders.

        The full text of BMO Capital Markets' written opinion, dated September 10, 2019, which describes the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken, is attached as Appendix G to this proxy statement and is incorporated herein by reference. The description of BMO Capital Markets' opinion set forth below is qualified in its entirety by reference to the full text of BMO Capital Markets' opinion. BMO Capital Markets' opinion was prepared at the request and for the benefit and use of the Special Committee (in its capacity as such) in connection with its evaluation of the Preferred Share Consideration from a financial point of view. In BMO Capital Markets' opinion regarding the Preferred Share Consideration, BMO Capital Markets expressed no view as to, and its opinion did not address, the specific terms of the Preferred Shares (or any other series of preferred shares of the Company) and the corresponding series of Pembina Exchange Preferred Shares, any consideration to be received in the Arrangement by holders of Restricted Voting Shares or by KMI or its affiliates in respect of the Special Voting Shares and associated Class B Units, any terms, aspects or implications of the contemplated sale by KMI to Pembina of KMI's interest in the U.S. regulated Cochin pipeline system or any terms (other than the Preferred Share Consideration), aspects or implications of the Arrangement or any related transactions. BMO Capital Markets also expressed no view as to, and its opinion did not address, the relative merits of the Arrangement and any other transactions or business strategies that may be available to the Company as alternatives to the Arrangement or the decision of the Special Committee or the Board of Directors to proceed with the Arrangement. BMO Capital Markets' opinion was not intended to be and did not constitute a recommendation to the Special Committee or the Board of Directors, and is not a recommendation to any security holder or any other party, on how to act or vote with respect to the Arrangement, any related transactions or any other proposals or matters.

The Arrangement Agreement (See Page 56)

        The Arrangement will be effected pursuant to the Arrangement Agreement which provides for the implementation of the Plan of Arrangement. The Arrangement Agreement contains covenants, representations and warranties of and from each of the Company and Pembina and various conditions precedent, both mutual and with respect to the Company and Pembina. Unless all of such conditions are satisfied or waived by the Party for whose benefit such conditions exist, to the extent they may be capable of waiver, the Arrangement will not proceed. There is no assurance that the conditions will be satisfied or waived on a timely basis, or at all.

Conditions to the Arrangement (See Page 58)

        Each Party's obligation to complete the Arrangement is subject to the satisfaction or waiver of, among others, the following mutual conditions:

  •
  the Interim Order and the Final Order shall have been obtained on terms consistent with the Arrangement and in form and substance satisfactory to each of the Parties;

  •
  the Arrangement Resolution shall have been passed by the Voting Shareholders at the Voting Shareholders' Meeting in accordance with the Interim Order;

  •
  each Key Regulatory Approval shall have been made, given, obtained or occurred, as the case may be, and any such approval shall be in full force and effect and shall not have been modified or invalidated in any manner;

  •
  the conditional approval to the listing of the Pembina Common Shares issuable pursuant to the Arrangement on the TSX, and approval, subject to official notice of issuance, of the listing of the Pembina Common Shares issuable pursuant to the Arrangement on the NYSE, and, if the Preferred Share Condition is satisfied, the conditional approval of the listing of the Pembina Exchange Preferred Shares issuable pursuant to the Arrangement on the TSX, shall have been obtained;

  •
  the execution of the Parent Agreement; and

  •
  the Parties shall have satisfactory evidence that all of the conditions to closing of the transactions contemplated by the Cochin Purchase Agreement have been, or will be prior to the Effective Time, satisfied or waived, and that the closing of the transactions contemplated by the Cochin Purchase Agreement will be completed on the Effective Date.

        The obligation of Pembina to complete the Arrangement is subject to the satisfaction or waiver of, among others, the following conditions:

  •
  no Material Adverse Change in respect of the Company and its Subsidiaries, taken as a whole, shall have occurred after the date of the Arrangement Agreement and prior to the Effective Date;

  •
  holders of less than 50% of the outstanding Restricted Voting Shares shall have validly exercised Dissent Rights in respect of the Arrangement that have not been withdrawn as of the Effective Date; and

  •
  the execution of the Transition Services Agreement.

        The obligation of the Company to complete the Arrangement is subject to the satisfaction or waiver of, among others, the condition that no Material Adverse Change in respect of Pembina and its Subsidiaries, taken as a whole, shall have occurred after the date of the Arrangement Agreement and prior to the Effective Date.

        The obligations and conditions above are subject to certain exceptions and caveats, which are further detailed in the section entitled "The Arrangement—The Arrangement Agreement".

Termination (See Page 64)

        The Arrangement Agreement may be terminated by mutual written consent of the Company and Pembina and by either Party in certain circumstances as more particularly set forth in the Arrangement Agreement. In addition, the Arrangement Agreement will automatically terminate upon termination of the Cochin Purchase Agreement in accordance with its terms. Subject to certain limitations, each Party may also terminate the Arrangement Agreement if the Arrangement is not consummated by the later of (i) the Outside Date, subject to the right of either Party to extend the Outside Date for up to an additional 90 days (in 30-day increments) if a required Canadian Key Regulatory Approval has not been obtained; and (ii) the "Outside Date" as defined in the Cochin Purchase Agreement (being May 20, 2020), which date can be extended by the Pembina and KMI affiliates party thereto for up to an additional 90 days if clearance of the Cochin US Transaction under the HSR Act has not been obtained.

Termination Fees Payable (See Page 66)

        The Arrangement Agreement also provides for the payment by the Company to Pembina of a C$90.0 million termination fee if the Arrangement Agreement is terminated in certain specified circumstances, including, among other things, in the event that (i) the Board withdraws, modifies, qualifies or changes any of its recommendations or determinations with respect to the Arrangement in a manner adverse to Pembina; or (ii) the Board, in accordance with certain procedures set forth in the Arrangement Agreement, accepts, recommends, approves or enters into an agreement to implement a superior proposal (as defined in the Arrangement Agreement). The Arrangement Agreement also provides for the payment by Pembina to the Company of a reverse termination fee of C$90.0 million (i) in the event the Arrangement Agreement is terminated in specified circumstances where the Competition Act Approval has not been received; or (ii) in the event the Cochin Purchase Agreement is terminated in specified circumstances relating to clearance of the Cochin US Transaction under the HSR Act.

Post-Closing Agreements (See Page 69)

Parent Agreement (See Page 69)

        It is a condition of the Arrangement Agreement that Pembina, the Company, Cochin ULC and KMI shall have entered into the Parent Agreement on or before the Effective Date. Under the proposed terms and conditions of the Parent Agreement, the respective parties will agree to certain procedural matters and obligations regarding taxation, replacement of Existing Credit Support, consents and allocation of responsibility for liability and indemnification for certain existing intercompany arrangements and historic transactions.

Transition Services Agreement (See Page 69)

        It is a condition of the Arrangement Agreement that the Company, Pembina and KMI shall have entered into the Transition Services Agreement on or before the Effective Date. Under the proposed terms and conditions of the Transition Services Agreement, KMI will agree to perform customary transition services for and on behalf of the Company and Pembina in respect of the operations of the Purchased Business at cost and for a term of six months following completion of the Arrangement.

Cochin Purchase Agreement (See Page 69)

        On August 20, 2019, U.S. Seller, U.S. Buyer, KMI and Pembina, entered into the Cochin Purchase Agreement, pursuant to which U.S. Buyer, a subsidiary of Pembina, agreed to acquire the U.S. regulated Cochin pipeline system by purchasing 100% of the outstanding membership interests in KM Cochin from U.S. Seller, a subsidiary of KMI, for a purchase price of US$1.546 billion, subject to adjustment pursuant to the terms and conditions therein.

        The Cochin US Transaction is subject to a number of conditions, including approval or expiration or early termination of the waiting period under the HSR Act. Early termination of the waiting period under the HSR Act with respect to the Cochin US Transaction was granted by the U.S. Federal Trade Commission effective September 20, 2019. In addition, it is a condition to closing of the Cochin US Transaction that U.S. Seller cause (i) the transfer of certain assets from KM Cochin to U.S. Seller or its affiliates and (ii) the transfer of a terminal facility located near Maxbass, North Dakota from U.S. Seller or its affiliates to KM Cochin. In addition, it is a condition to closing of the Cochin US Transaction that U.S. Seller deliver releases from certain guarantee agreements to which KM Cochin is a party as a guarantor, duly releasing KM Cochin as a guarantor thereunder.

        Closing of each of the Arrangement and the Cochin US Transaction is cross-conditioned upon completion of the other.

Support Agreement (See Page 70)

        On August 20, 2019, KMI entered into the Support Agreement with Pembina and the Company, pursuant to which KMI agreed, among other things, to cause the Special Voting Shares beneficially owned or controlled by it, directly or indirectly, to be voted in favour of the Arrangement Resolution, and all matters related thereto, at the Voting Shareholders' Meeting. Pursuant to the Support Agreement, KMI has agreed that, subject to the terms thereof, from time to time, KMI shall cause the Special Voting Shares to be voted against any action or any proposed action by or in respect of the Company or by the holders of Shares which would reasonably be regarded as being directed towards or likely to prevent, hinder or delay the successful completion of the Arrangement. In addition, under the Support Agreement, the Company and Pembina agreed with KMI that neither will waive the mutual condition to closing of the Arrangement relating to the completion of the Cochin US Transaction concurrently with the Arrangement without the prior written consent of KMI.

Procedural Steps for the Arrangement to Become Effective (See Page 70)

        The Arrangement is proposed to be carried out pursuant to Section 193 of the ABCA. The following procedural steps must be taken in order for the Arrangement to become effective:

  •
  the Arrangement Resolution must be approved by the Voting Shareholders at the Voting Shareholders' Meeting in the manner set forth in the Interim Order;

  •
  the Court must grant the Final Order approving the Arrangement;

  •
  all conditions precedent to the Arrangement, as set forth in the Arrangement Agreement, including receipt of the Key Regulatory Approvals and closing of the Cochin US Transaction must be satisfied or waived by the appropriate Party; and

  •
  the Final Order, the Articles of Arrangement and related documents, in the form prescribed by the ABCA, must be filed with the Registrar.

        Upon the conditions precedent set forth in the Arrangement Agreement being fulfilled or waived, the Company intends to file a copy of the Final Order and the Articles of Arrangement with the Registrar under the ABCA, together with such other materials as may be required by the Registrar, in order to give effect to the Arrangement.

Shareholder Approvals (See Page 71)

Voting Shareholder Approval (See Page 71)

        Pursuant to the terms of the Interim Order, the Arrangement Resolution must, subject to further order of the Court, be approved by: (i) a majority of not less than 66 2/3% of the votes cast by the Voting Shareholders, voting together as a single class, present in person or represented by proxy at the Voting Shareholders' Meeting, and (ii) a majority of the votes cast by the holders of Restricted Voting Shares, present in person or represented by proxy at the Voting Shareholders' Meeting, after excluding the votes of those Persons whose votes are required to be excluded under applicable securities laws. KMI, which indirectly holds all of the issued and outstanding Special Voting Shares (representing approximately 70% of the outstanding Voting Shares), has agreed to cause its Special Voting Shares to be voted in favour of the Arrangement Resolution at the Voting Shareholders' Meeting. KMI does not hold any Restricted Voting Shares, and there are no other Persons whose votes are required to be excluded under applicable securities laws for the purposes of the separate vote of Restricted Voting Shareholders. For more information, see "Procedure for the Arrangement to Become Effective—Securities Law Matters—Canada—MI 61-101".

        If the Arrangement Resolution is not approved by Voting Shareholders, the Arrangement cannot be completed.

Preferred Shareholder Approval (See Page 71)

        Pursuant to the terms of the Interim Order, Preferred Shareholders will be given an opportunity to approve the Arrangement, at the Preferred Shareholders' Meeting. It is not a condition to completion of the Arrangement that Preferred Shareholders approve the Arrangement.

        Pursuant to the terms of the Interim Order, the Preferred Shareholder Resolution must, subject to further order of the Court, be approved by a majority of not less than 66 2/3% of the votes cast by the Preferred Shareholders, voting together as a single class, present in person or represented by proxy at the Preferred Shareholders' Meeting. It is not a condition to completion of the Arrangement that the Preferred Share Condition shall have been satisfied and, if the Preferred Share Condition is not satisfied, the Preferred Shares will be excluded from the Arrangement and will remain outstanding as securities in the capital of the Company, which will be part of the Pembina group following completion of the Arrangement.

        If the Preferred Share Condition is satisfied prior to the Effective Time and the Arrangement is completed, the outstanding Preferred Shares will be exchanged for applicable Pembina Exchange Preferred Shares as part of the Arrangement.

Court Approval (See Page 72)

        On November 4, 2019, the Company obtained the Interim Order providing for the calling and holding of the Voting Shareholders' Meeting and Preferred Shareholders' Meeting and other procedural matters. A copy of the Interim Order is attached as Appendix D to this proxy statement.

        The ABCA provides that the Arrangement requires final Court approval. Subject to the terms of the Arrangement Agreement, if the Arrangement Resolution is approved at the Voting Shareholders' Meeting, the Company will make an application to the Court for the Final Order at the Calgary Courts Centre, 601—5th Street, S.W., Calgary, Alberta, Canada, on December 10, 2019 at 2:00 p.m. (Calgary time) or as soon thereafter as counsel may be heard. The Notice of Originating Application for the Final Order accompanies this proxy statement. At the application the Court will be requested to consider the fairness of the Arrangement.

Regulatory Approvals (See Page 73)

        The Arrangement Agreement provides that receipt of all Key Regulatory Approvals comprised of Competition Act Approval and CTA Approval, and receipt of conditional approval of the TSX and the NYSE for listing of the Pembina Common Shares and, if applicable, receipt of conditional approval of the TSX for listing of the Pembina Exchange Preferred Shares issuable pursuant to the Arrangement, are conditions precedent to the Arrangement becoming effective. The TSX has conditionally approved the listing of the Pembina Common Shares and the Pembina Exchange Preferred Shares to be issued pursuant to the Arrangement. Listing is subject to Pembina fulfilling all of the listing requirements of the TSX. The Parties received the CTA Approval on October 23, 2019. In addition, the Arrangement is cross-conditional upon the completion of the Cochin US Transaction, which is subject to HSR Approval. Early termination of the waiting period under the HSR Act with respect to the Cochin US Transaction was granted by the U.S. Federal Trade Commission effective September 20, 2019.

Interests of Certain Persons or Companies in the Arrangement (See Page 80)

        As of the date of this proxy statement, the number of Persons that beneficially own more than 5% of the Restricted Voting Shares is five and KMI indirectly owns all of the issued and outstanding Special Voting Shares (representing approximately 70% of the issued and outstanding Voting Shares), through its subsidiaries, KMCC and KM Canada Terminals. Additionally, as of the date of this proxy statement, the beneficial ownership of the Company by each of our directors, each of our executive officers and all of our directors and executive officers as a group is less than 1%. For more details, please see the tables in the section entitled "Interests of Certain Persons or Companies in the Arrangement—Share Ownership".

        As of the date of this proxy statement, none of KMI's directors or executive officers had beneficial ownership of any Shares.

Dissent Rights (See Page 83)

        Pursuant to the Interim Order, Dissenting Shareholders are entitled, in addition to any other right such Dissenting Shareholder may have, to dissent and to be paid by Pembina the fair value of the Restricted Voting Shares or the Preferred Shares, as the case may be, held by such Dissenting Shareholder in respect of which such Dissenting Shareholder dissents, determined as of the close of business on the last Business Day before the day on which the Arrangement Resolution or the Preferred Shareholder Resolution, as the case may be, from which such Dissenting Shareholder's dissent was adopted and provided the Arrangement is completed in respect of such Shareholders. A Dissenting Shareholder may dissent only with respect to all of the Restricted Voting Shares or the Preferred Shares, as the case may be, held by such Dissenting Shareholder, or on behalf of any one beneficial owner and registered in the Dissenting Shareholder's name. Only registered holders of Restricted Voting Shares or Preferred Shares, as the case may be, may dissent.

        Shareholders who might desire to exercise the right to dissent should carefully consider and comply with the provisions of Section 191 of the ABCA, the full text of which is set out in Appendix E to this proxy statement, as modified by the Interim Order and the Plan of Arrangement, and consult their own legal advisor.

Certain Canadian Federal Income Tax Considerations (See Page 85)

        This proxy statement contains a summary of the principal Canadian federal income tax considerations applicable to certain Shareholders with respect to the Arrangement. There are different Canadian federal income tax considerations depending on certain criteria, including residency, type of shareholder, whether the shareholder dissents and whether the Preferred Shareholder Resolution is approved. For a more detailed discussion, please see the discussion in the section entitled "Certain Canadian Federal Income Tax Considerations".

Certain United States Federal Income Tax Considerations (See Page 94)

        This proxy statement contains a summary of the principal U.S. federal income tax considerations applicable to certain Shareholders with respect to the Arrangement. For a more detailed discussion, please see the discussion in the section entitled "Certain United States Federal Income Tax Considerations".

Accounting Treatment (See Page 102)

        Pembina prepares its financial statements in accordance with IFRS. In accordance with International Financial Reporting Standard 3, Business Combinations, Pembina will account for the Arrangement using the acquisition method.

Information Concerning the Company (See Appendix H)

        The Company is a publicly traded corporation based in Calgary, Alberta that focuses on fee-based services to customers from an asset portfolio consisting of energy-related pipelines and liquid and bulk terminalling facilities. The Company is engaged in two principal businesses:

  •
  Terminals, which is comprised of the Vancouver Wharves Terminal and the Edmonton Terminals; and

  •
  Pipelines, which is comprised of the Canadian-regulated Cochin pipeline system and the Jet Fuel pipeline system.

        For a complete description of the Company's corporate history, organizational structure and material subsidiaries, see "Corporate Structure" in the Company 10-K, incorporated by reference to this proxy statement. In addition, further details concerning the Company, including information with respect to the Company's assets, operations and history, are provided in the Company 10-K.

Information Concerning Pembina (See Appendix I)

        Pembina is a publicly traded corporation based in Calgary, Alberta that owns an integrated system of pipelines that transport various hydrocarbon liquids and natural gas products produced primarily in western Canada. Pembina also owns natural gas gathering and processing facilities, an oil and natural gas liquids infrastructure and logistics business, and export terminals and is currently constructing a petrochemical facility to convert propane into polypropylene.

        For a complete description of Pembina's corporate history, organization structure and material subsidiaries, see "Corporate Structure" in the Pembina AIF, incorporated by reference into this proxy statement. In addition, further details concerning Pembina, including information with respect to Pembina's assets, operations and history, are provided in the Pembina AIF.

Comparison of Rights of the Company's Voting Shareholders and the Holders of Pembina Common Shares (See Appendix J)

        Pursuant to the Arrangement, Voting Shareholders will receive Pembina Common Shares in exchange for Restricted Voting Shares and associated Class B Units, as applicable. Both the Company and Pembina are incorporated under the ABCA, but there will be certain differences between the rights as a shareholder of the Company and the rights to which you will be entitled as a Pembina shareholder, based on each company's constating documents. For a more detailed discussion of the differences in the rights of Company shareholders and Pembina shareholders, see Appendix J—Comparison of Rights of the Company's Voting Shareholders and the Holders of Pembina Common Shares.

RISK FACTORS

        Shareholders voting in favour of the Arrangement Resolution or the Preferred Shareholder Resolution, as the case may be, will be choosing to approve the acquisition of the Company by Pembina and to receive the Pembina Common Share Consideration, in the case of holders of Restricted Voting Shares and Class B Units, and Pembina Exchange Preferred Shares, in the case of Preferred Shareholders. Completion of the Arrangement involves risks. In addition to the risk factors present in each of the Company's and Pembina's businesses, described under the heading "Risk Factors" in the Company 10-K and the Pembina AIF, which are incorporated by reference herein, Shareholders should carefully consider the following risk factors in evaluating whether to approve the Arrangement Resolution and the Preferred Shareholder Resolution, as applicable.

        These risk factors should be considered in conjunction with the other information included in this proxy statement, including the documents incorporated by reference herein and documents filed by the Company and Pembina pursuant to applicable laws from time to time.

There is No Assurance that Conditions Precedent to the Arrangement will be Satisfied or Waived on a Timely Basis or At All

        The completion of the Arrangement is subject to a number of conditions precedent, certain of which are outside the control of the Company and Pembina, including, without limitation, obtaining the requisite approvals from Voting Shareholders and the Key Regulatory Approvals. A substantial delay in obtaining satisfactory approvals or the imposition of unfavourable terms or conditions to the Key Regulatory Approvals could delay the Effective Date and may adversely affect the business, financial condition or results of the Company, Pembina or Pembina post-closing. In addition, the Arrangement is cross-conditional upon the completion of the Cochin US Transaction. There is no certainty, nor can the Company and/or Pembina provide any assurance, that these conditions will be satisfied or, if satisfied, when they will be satisfied. If for any reason the Arrangement is not completed, or is materially delayed, the market price of the Restricted Voting Shares and/or the Pembina Common Shares may be adversely affected.

The Arrangement Agreement May Be Terminated, and the Termination Fee Payable in Certain Circumstances May Discourage Other Parties from Attempting to Acquire the Company

        Each of the Company and Pembina has the right to terminate the Arrangement Agreement in certain circumstances. Accordingly, there is no certainty, nor can either of the Company or Pembina provide any assurance, that the Arrangement will not be terminated by either the Company or Pembina before completion of the Arrangement. For instance, the Company and Pembina have the right, in certain circumstances, to terminate the Arrangement Agreement if changes occur that have a Material Adverse Effect on the other Party and its Subsidiaries, taken as a whole. There is no assurance that a Material Adverse Effect will not occur before the Effective Date, in which case the Company and Pembina could elect to terminate the Arrangement Agreement and the Arrangement would not proceed. In addition, completion of the Arrangement is conditional upon completion of the Cochin US Transaction in accordance with the terms of the Cochin Purchase Agreement.

        Under the Arrangement Agreement, the Company is required to pay Pembina a termination fee in certain circumstances. This termination fee may discourage other parties from attempting to enter into a business transaction with the Company, even if those parties would otherwise be willing to enter into an agreement with the Company to effect a business combination. See "The Arrangement—The Arrangement Agreement—Termination Fees Payable".

        Even if the Arrangement is not completed, certain costs related to the Arrangement, such as legal, accounting and certain financial advisor fees, must be paid by the Company.

While the Arrangement is Pending, the Company is Restricted from Taking Certain Actions

        The Arrangement Agreement restricts the Company from taking specified actions without the consent of Pembina, including, among other things, limitations on dispositions, acquisitions and capital expenditures. These restrictions may prevent the Company from pursuing attractive business opportunities that may arise prior to completion of the Arrangement. See "The Arrangement—The Arrangement Agreement—Representations and Warranties and Covenants Relating to the Conduct of Business of the Parties".

The Exchange Ratio Underlying the Pembina Common Share Consideration is Fixed and Will Not be Adjusted in the Event of Any Change in Either the Company's or Pembina's Respective Share Prices

        Upon completion of the Arrangement, each Voting Shareholder will receive 0.3068 of a Pembina Common Share for each Restricted Voting Share or Class B Unit held by such Shareholder. This exchange ratio is fixed in the Plan of Arrangement and will not be adjusted for changes in the market price of either the Restricted Voting Shares or the Pembina Common Shares. Changes in the price of the Pembina Common Shares prior to the consummation of the Arrangement will affect the market value that such Shareholders will be entitled to receive upon completion of the Arrangement. Neither the Company nor Pembina is permitted to terminate the Arrangement Agreement or, in the case of the Company, resolicit the vote of the Voting Shareholders, solely because of changes in the market price of either Party's shares. Share price changes may result from a variety of factors (many of which are beyond the Company's or Pembina's control), including the risk factors identified in the Company 10-K and the Pembina AIF.

Shareholders Have Dissent and Appraisal Rights

        Restricted Voting Shareholders and, if the Preferred Share Condition is satisfied, Preferred Shareholders, have the right to exercise certain dissent and appraisal rights and demand payment of the fair value of their Restricted Voting Shares or Preferred Shares, as the case may be, in cash in connection with the Arrangement in accordance with the ABCA, as modified by the Plan of Arrangement and the Interim Order. If there are a significant number of Dissenting Shareholders, a substantial cash payment may be required to be made to such Dissenting Shareholders that could have an adverse effect on Pembina's financial condition and cash resources if the Arrangement is completed. It is a condition to completion of the Arrangement that holders of less than 50% of the outstanding Restricted Voting Shares shall have exercised Dissent Rights in respect of the Arrangement, that have not been withdrawn as of the Effective Date, which condition may be waived by Pembina, in its sole discretion.

There Can be No Assurance that the Pembina Common Shares and, if applicable, Pembina Preferred Shares Issuable Pursuant to the Arrangement, will be Approved for TSX Listing

        The Restricted Voting Shares and the Preferred Shares are currently listed on the TSX and it is anticipated the Restricted Voting Shares and, if the Preferred Share Condition is satisfied, the Preferred Shares will be delisted from the TSX following completion of the Arrangement. Although Pembina has applied to list the Pembina Common Shares issuable pursuant to the Arrangement on the TSX following completion of the Arrangement, and, if the Preferred Share Condition is satisfied, the Pembina Preferred Shares issuable pursuant to the Arrangement on the TSX following completion of the Arrangement, and has received conditional listing approval from the TSX, there can be no assurance that such listing will occur in a timely manner or at all. Listing is subject to Pembina fulfilling all of the listing requirements of the TSX.

Canadian and United States Federal Income Tax and Other Tax Authorities May Not Agree with Tax Consequences of the Arrangement as Described in this Proxy Statement

        For Canadian federal income tax purposes, the exchange of Restricted Voting Shares for Pembina Common Shares generally is expected to be completed on a tax-deferred basis for Restricted Voting Shareholders. For United States federal income tax purposes, if the Preferred Share Condition is satisfied, and, as a result, the Amalgamation occurs, the exchange of Restricted Voting Shares for Pembina Common Shares pursuant to the Arrangement is expected to be completed on a tax-deferred basis for Restricted Voting Shareholders. Alternatively, if the Preferred Share Condition is not satisfied, and, as a result, the Amalgamation does not occur, the exchange of Restricted Voting Shares for Pembina Common Shares pursuant to the Arrangement is expected to be treated as a taxable transaction for Restricted Voting Shareholders for U.S. federal income tax purposes. For a more detailed discussion of the Canadian and United States federal income tax consequences of the Arrangement, please see the discussions in the sections entitled "Certain Canadian Federal Income Tax Considerations" and "Certain United States Federal Income Tax Considerations", respectively.

        There can be no assurance that the CRA, the United States Internal Revenue Service or other applicable taxing authorities will agree with the Canadian and United States federal income tax consequences of the Arrangement, as applicable, as set forth in this proxy statement. Furthermore, there can be no assurance that applicable Canadian and United States federal income tax laws, regulations or tax treaties will not be changed or interpreted in a manner, or that applicable taxing authorities will not take administrative positions, that are adverse to Pembina and its securityholders following completion of the Arrangement. Such taxation authorities may also disagree with how Pembina or its predecessors, including the Company, calculate or have in the past calculated their income for income tax purposes. Any such events could adversely affect Pembina post-closing, its share price or the dividends or other payments to be paid to Pembina's securityholders following completion of the Arrangement.

Pembina May be Unable to Realize Anticipated Benefits of the Arrangement

        The Arrangement is subject to normal commercial risks that such transaction may not be completed on the terms negotiated or at all. Achieving the benefits of the Arrangement depends in part on successfully consolidating functions and integrating operations, procedures and personnel in a timely and efficient manner, as well as the ability of Pembina, after giving effect to the Arrangement, to realize the anticipated growth opportunities and synergies from combining the acquired businesses and operations of the Company with those of Pembina.

        The integration of Company assets requires the dedication of substantial management effort, time and resources which may divert management's focus and resources from other strategic opportunities and from operational matters during this process. The integration process may result in the loss of key employees and the disruption of ongoing business, customer and employee relationships that may adversely affect Pembina's ability to achieve the anticipated benefits of the Arrangement.

Entry into New Business Activities May Expose Shareholders to Additional Risks

        Completion of the Arrangement will result in a combination of the current business activities currently carried on by each of the Company and Pembina as separate entities. The combination of these activities into Pembina post-closing may expose Shareholders to different business risks than those to which they were exposed prior to the Arrangement. As a result of the changing risk profile of the companies, Pembina post-closing may be subject to review of its credit ratings, which may result in a downgrade or negative outlook being assigned to Pembina post-closing.

        After the completion of the Arrangement, Pembina will face the same risks currently facing each of the Company and Pembina, in addition to other risks.

Future Dividends on Pembina Common Shares are not Assured

        There can be no assurance as to future dividend payments by Pembina on the Pembina Common Shares and the level thereof, including the anticipated increase following completion of the Arrangement, as Pembina's dividend policy and the funds available for the payment of dividends from time to time will be dependent upon, among other things, operating cash flow generated by Pembina and its subsidiaries, financial requirements for Pembina's operations, the execution of its growth strategy and the satisfaction of solvency tests imposed by the ABCA for the declaration and payment of dividends.

The Arrangement May Adversely Affect Preferred Shareholders

        If the Preferred Share Condition is not satisfied prior to the Effective Time, the Preferred Shares will be excluded from the Arrangement and will remain outstanding as securities in the capital of the Company, which will be part of the Pembina group following completion of the Arrangement. In this situation, it is possible that the market price of the Preferred Shares could be adversely affected and holders of the Preferred Shares may face certain risks as a result of the new status of the Company as a subsidiary of Pembina, including as a result of any adverse change in the Company's credit worthiness that may result therefrom.

MATTERS TO BE VOTED ON AND BOARD RECOMMENDATION

        At the Voting Shareholders' Meeting, Voting Shareholders will be asked to consider the Arrangement Resolution, the full text of which is set forth in Appendix A to this proxy statement. At the Preferred Shareholders' Meeting, Preferred Shareholders will be asked to consider the Preferred Shareholder Resolution, the full text of which is set forth in Appendix B to this proxy statement. Shareholders are urged to review this proxy statement when considering the Arrangement. In particular, see "The Arrangement".

        The Arrangement Resolution must be approved by: (i) a majority of not less than 66 2/3% of the votes cast by the Voting Shareholders, voting together as a single class, present in person or represented by proxy at the Voting Shareholders' Meeting; and (ii) a majority of the holders of Restricted Voting Shares present in person or represented by proxy at the Voting Shareholders' Meeting, after excluding the votes of those Persons whose votes are required to be excluded under applicable securities laws. Completion of the Arrangement is contingent upon approval of the Arrangement Resolution at the Voting Shareholders' Meeting. KMI, which indirectly holds all of the outstanding Special Voting Shares (representing approximately 70% of the outstanding Voting Shares), has agreed to cause its Special Voting Shares to be voted in favour of the Arrangement Resolution at the Voting Shareholders' Meeting. KMI does not hold any Restricted Voting Shares, and there are no other Persons whose votes are required to be excluded under applicable securities laws for the purposes of the separate vote of Restricted Voting Shareholders.

        The Preferred Shareholder Resolution must be approved by a majority of not less than 66 2/3% of the votes cast by the Preferred Shareholders, voting together as a single class, present in person or represented by proxy at the Preferred Shareholders' Meeting. Completion of the Arrangement is not contingent on approval of the Preferred Shareholder Resolution at the Preferred Shareholders' Meeting. Should such approval not be obtained, the Preferred Shares will be excluded from the Arrangement and will remain outstanding as securities in the capital of the Company, which will be part of the Pembina group following completion of the Arrangement.

        Unless otherwise directed, the Persons named in the accompanying forms of proxy for each Meeting intend to vote FORthe Arrangement Resolution, in the case of the Voting Shareholders' Meeting and FORthe Preferred Shareholder Resolution, in the case of the Preferred Shareholders' Meeting.

        It is a condition to the completion of the Arrangement that the Arrangement Resolution be approved at the Voting Shareholders' Meeting. It is not a condition to completion of the Arrangement that the Preferred Shareholder Resolution be approved at the Preferred Shareholders' Meeting. If the Arrangement Resolution is not approved by Voting Shareholders, the Arrangement cannot be completed. If the Preferred Share Condition is not satisfied, the Preferred Shares will be excluded from the Arrangement and will remain outstanding as securities in the capital of the Company, which will be part of the Pembina group following completion of the Arrangement.

 THE ARRANGEMENT

General

        The Company entered into the Arrangement Agreement with Pembina on August 20, 2019, which was amended and restated effective as of September 10, 2019. A copy of the Arrangement Agreement is attached as Appendix C to this proxy statement. The Arrangement Agreement provides for the implementation of the Plan of Arrangement (a copy of which is attached as Schedule A to the Arrangement Agreement, which is attached as Appendix C to this proxy statement) pursuant to which, among other things, the following transactions will occur upon completion of the Arrangement:

  •
  holders of Restricted Voting Shares (other than Dissenting Shareholders) will receive, for each Restricted Voting Share held, 0.3068 of a Pembina Common Share;

  •
  holders of Special Voting Shares (being KMCC and KM Canada Terminals, two indirect wholly owned subsidiaries of KMI) will receive, for each Special Voting Share held, a cash payment of $0.000001 and, for each associated Class B Unit held, 0.3068 of a Pembina Common Share; and

  •
  if the Preferred Share Condition is satisfied, Preferred Shareholders (other than Dissenting Shareholders) will receive, for each Preferred Share held, one applicable Pembina Exchange Preferred Share. It is not a condition to completion of the Arrangement that Preferred Shareholders approve the Arrangement. If the Preferred Share Condition is not satisfied, the Preferred Shares will be excluded from the Arrangement and will remain outstanding as securities in the capital of the Company, which will be part of the Pembina group following completion of the Arrangement.

        As of October 23, 2019, there were 34,944,993 Restricted Voting Shares and 81,353,820 Special Voting Shares, 12,000,000 Series 1 Preferred Shares and 10,000,000 Series 3 Preferred Shares issued and outstanding. All of the issued and outstanding Special Voting Shares and associated Class B Units are held indirectly by KMI through its subsidiaries, KMCC and KM Canada Terminals. On August 20, 2019, KMI entered into the Support Agreement with Pembina and the Company, pursuant to which KMI agreed, among other things, to cause the Special Voting Shares beneficially owned or controlled by it, directly or indirectly, to be voted in favour of the Arrangement Resolution, and all matters related thereto, at the Voting Shareholders' Meeting.

        Upon completion of the Arrangement, Pembina will own all of the issued and outstanding Voting Shares and will issue approximately 7.0% of Pembina Common Shares to the holders of Restricted Voting Shares and Class B Units. If the Preferred Share Condition is satisfied, the outstanding Preferred Shares will be exchanged for applicable Pembina Exchange Preferred Shares as part of the Arrangement.

Details of the Arrangement

        The following is a summary only of the Plan of Arrangement and reference should be made to the full text of the Arrangement Agreement, set forth in Appendix C to this proxy statement, and the Plan of Arrangement, which is attached as Schedule A to the Arrangement Agreement.

        Pursuant to the Plan of Arrangement, commencing at the Effective Time, each of the following are deemed to occur in the following order without any further authorization, act or formality:

  (a)
  Dissenting Shareholders:    Restricted Voting Shares and, if the Preferred Share Condition is satisfied prior to the Effective Time, Preferred Shares, in each case held by Dissenting Shareholders shall be deemed to have been transferred to Pembina (free and clear of any Encumbrances) and cancelled, and such Dissenting Shareholders shall cease to have any rights as Restricted Voting Shareholders or Preferred Shareholders, as applicable, other than the right to be paid the fair value of their Restricted Voting Shares or Preferred Shares, as the case may be, in accordance with the Plan of Arrangement, and the names of such holders shall be removed from the register of Restricted Voting Shareholders or Preferred Shareholders, as applicable, and Pembina shall be recorded as the registered holder of the Restricted Voting Shares and the Preferred Shares so transferred;

  (b)
  Termination of the Cooperation Agreement:    the Cooperation Agreement shall be terminated and shall cease to have any further force or effect;

  (c)
  Termination of the Services Agreement:    the Services Agreement shall be terminated and shall cease to have any further force or effect;

  (d)
  Amendment of the Limited Partnership Agreement:    the Limited Partnership Agreement shall be amended to facilitate the transactions in the Plan of Arrangement;

  (e)
  Acquisition of Class B Units by the Company:

  •
  each issued and outstanding Class B Unit shall be transferred by the holder thereof without any further action on its part (free and clear of any Encumbrances) to the Company in exchange for one fully paid non-assessable Restricted Voting Share, and the Company shall be deemed to be the legal and beneficial owner of such transferred Class B Unit (free and clear of any Encumbrances), and upon such exchange:

  •
  the holders of such Class B Units shall cease to be the holders of Class B Units and the names of such holders shall be removed from the register of holders of Class B Units; and

  •
  the Company shall become the holder of the Class B Units so exchanged and shall be added to the register of holders of Class B Units as the registered holder of such units;

  (f)
  Acquisition of Special Voting Shares by Pembina:

  •
  each issued and outstanding Special Voting Share shall be transferred by the holder thereof without any further action on its part (free and clear of any Encumbrances) to Pembina in exchange for the Special Voting Share Consideration, and Pembina shall be deemed to be the legal and beneficial owner of such transferred Special Voting Share (free and clear of any Encumbrances), and upon such exchange:

  •
  the holders of Special Voting Shares shall cease to be the holders of Special Voting Shares and the names of such holders shall be removed from the register of holders of Special Voting Shares; and

  •
  Pembina shall become the holder of the Special Voting Shares so exchanged and shall be added to the register of holders of Special Voting Shares as the registered holder of such shares;

        Following steps (a) to (f) set forth above, if the Preferred Share Condition is satisfied prior to the Effective Time, each of the following steps (g) and (h) are deemed to occur in the following order without any further authorization, act or formality:

  (g)
  Dividends:    in respect of each Preferred Share, all accrued and unpaid dividends thereon up to, but excluding, the Effective Date shall be paid by the Company in cash to the Depositary who will deliver such applicable consideration to each holder of Preferred Shares in connection with its deposit of Preferred Shares as contemplated by the Plan of Arrangement;

  (h)
  Amalgamation:    Pembina SubCo and the Company shall be amalgamated and continued as one corporation under the ABCA in accordance with the terms of the Plan of Arrangement and, as part of the Amalgamation, Restricted Voting Shares shall be acquired by Pembina and Preferred Shares will be exchanged for Pembina Exchange Preferred Shares:

    •
    each Restricted Voting Share (other than those held by Dissenting Shareholders) shall be cancelled in exchange for the Pembina Common Share Consideration;

    •
    each Preferred Share (other than those held by Dissenting Shareholders) shall be cancelled in exchange for the applicable Pembina Exchange Preferred Share;

    •
    each Special Voting Share shall be cancelled;

    •
    each common share of Pembina SubCo shall be converted into one common share of Amalco;

    •
    the aggregate paid-up capital of the Restricted Voting Shares immediately prior to the Effective Time shall be added to the stated capital account maintained by Pembina in respect of the Pembina Common Shares;

    •
    the aggregate stated capital of the Series 1 Preferred Shares, Series 2 Preferred Shares, Series 3 Preferred Shares and Series 4 Preferred Shares shall be added to the stated capital account maintained by Pembina in respect of the Pembina Series A Exchange Shares, Pembina Series B Exchange Shares, Pembina Series C Exchange Shares, Pembina Series D Exchange Shares, respectively;

    •
    the aggregate stated capital of Amalco will be an amount equal to the aggregate of the paid-up capital for the purposes of the Tax Act of (A) the Restricted Voting Shares and the Preferred Shares outstanding immediately before the Amalgamation, and (B) any shares of Pembina SubCo outstanding immediately prior to the Effective Time;

    •
    the holders of such Restricted Voting Shares shall cease to be the holders of Restricted Voting Shares and the names of such holders shall be removed from the register of Restricted Voting Shareholders;

    •
    the former holders of Restricted Voting Shares shall be added to the register of Pembina Common Shares;

    •
    the holders of such Preferred Shares shall cease to be the holders of Preferred Shares and the names of such holders shall be removed from the register of Preferred Shareholders;

    •
    the former holders of Preferred Shares shall be added to the register of the applicable Pembina Exchange Preferred Shares;

    •
    the holders of the Special Voting Shares and common shares of Pembina SubCo shall cease to be the holders thereof and the names of such holders shall be removed from the register of Special Voting Shares and common shares of Pembina SubCo; and

    •
    the former holders of the common shares of Pembina SubCo shall be added to the register of the common shares of Amalco in accordance with the foregoing; and

        also, pursuant to the Amalgamation in this step (h):

    •
    Name.    The name of Amalco shall be the name of Pembina SubCo;

    •
    Share Provisions.    The share provisions and authorized share capital of Amalco shall be the same as the share provisions and authorized share capital of Pembina SubCo;

    •
    Directors and Officers.

    •
    Initial Directors.    The directors of Amalco shall be the same as the directors of Pembina SubCo; and

      •
      Initial Officers.    The officers of Amalco shall be the same as the officers of Pembina SubCo;

    •
    Business and Powers.    There shall be no restrictions on the business that Amalco may carry on or on the powers it may exercise;

    •
    Other Provisions.    The other provisions forming part of the articles of Amalco shall be the same as the respective provision of the articles of the Company as such existed immediately prior to the Effective Time;

    •
    By-laws.    The by-laws of Amalco shall be the by-laws of Pembina SubCo;

    •
    Registered Office.    The registered office of Amalco shall be the registered office of Pembina SubCo;

    •
    Effect of Amalgamation.    The following shall be the effect of the Amalgamation:

    •
    all of the property of each of Pembina SubCo and the Company shall continue to be the property of Amalco;

    •
    Amalco shall continue to be liable for the obligations of each of Pembina SubCo and the Company;

    •
    any existing cause of action, claim or liability to prosecution of Pembina SubCo or the Company shall be unaffected;

    •
    any civil, criminal or administrative action or proceeding pending by or against either of Pembina SubCo or the Company may be continued to be prosecuted by or against Amalco; and

    •
    a conviction against, or ruling, order or judgment in favour of or against, either of Pembina SubCo or the Company may be enforced by or against Amalco;

    •
    Articles.    The articles of amalgamation of Amalco filed shall be deemed to be the articles of incorporation of Amalco, and the certificate of amalgamation of Amalco shall be deemed to be the certificate of incorporation of Amalco; and

    •
    Inconsistency with Laws.    To the extent any of the provisions of the Plan of Arrangement is deemed to be inconsistent with applicable Laws, the Plan of Arrangement shall be automatically adjusted to remove such inconsistency;

        Following steps (a) to (f) set forth above, if the Preferred Share Condition is not satisfied prior to the Effective Time, the following step (i) is deemed to occur (following step (f) and, for greater certainty, steps (g) and (h) shall not occur) without any further authorization, act or formality:

  (i)
  Acquisition of Restricted Voting Shares by Pembina:    At the Effective Time, each issued and outstanding Restricted Voting Share (other than those held by Dissenting Shareholders) shall be transferred by the holder thereof without any further action on its part (free and clear of any Encumbrances) to Pembina in exchange for the Pembina Common Share Consideration, and Pembina shall be deemed to be the legal and beneficial owner of such transferred Restricted Voting Share (free and clear of any Encumbrances), and upon such exchange:

  •
  the holders of such Restricted Voting Shares shall cease to be the holders of Restricted Voting Shares and the names of such holders shall be removed from the register of Restricted Voting Shareholders;

  •
  Pembina shall become the holder of the Restricted Voting Shares so exchanged and shall be added to the register of Restricted Voting Shareholders as the registered holder of such shares; and

    •
    the aggregate paid-up capital of the Restricted Voting Shares immediately prior to the Effective Time shall be added to the stated capital account maintained by Pembina in respect of the Pembina Common Shares.

        The respective obligations of Pembina and the Company to complete the transactions contemplated by the Arrangement are subject to a number of conditions which must be satisfied or waived in order for the Arrangement to become effective. Upon all of the conditions being fulfilled or waived, the Company is required to file a copy of the Final Order and the Articles of Arrangement and any such other document as may be required with the Registrar in order to give effect to the Arrangement.

Background to the Arrangement

        The terms of the Arrangement are the result of arm's-length negotiations between the Company and Pembina and their respective advisors and, in the case of the Company, the supervision and input from the Special Committee. The following is a summary of the events leading up to the negotiation of the Arrangement Agreement and the key meetings, negotiations, discussions and actions by and between the Parties that preceded the execution and public announcement of the Arrangement Agreement.

        In the second half of 2018, after closing of the sale of the Trans Mountain pipeline system and Trans Mountain expansion project to the Government of Canada, the Company began to consider a strategic alternative to remaining a stand-alone entity, which involved evaluating a potential sale, a business combination or other strategic transaction. The Company engaged J.P. Morgan Securities LLP ("JP Morgan") as its financial advisor for such strategic process. The Company considered multiple potential transaction structures for the strategic process and, based on various factors, including tax, corporate and other factors, and consultation with JP Morgan, the Company's external legal and tax advisors and KMI, the Company selected a transaction structure pursuant to which (i) a potential purchaser would acquire all of the issued and outstanding Voting Shares and KMI's approximate 70% indirect interest in the Purchased Business, excluding the Canadian-regulated Cochin pipeline system ("Cochin Canada"), and (ii) KMI would purchase the Company's approximate 30% interest in Cochin Canada (the "Company Proposed Structure"). The Company acknowledged that this structure would require the Company and KMI to arrive at a negotiated price for the Company's interest in Cochin Canada and would be considered a related party transaction for the purposes of applicable Canadian Securities Laws.

        Prior to initiating a broad sales process, the Company approached one party on October 9, 2018 to gauge its interest in pursuing a transaction and to test the market regarding a potential transaction. The potential purchaser signed a confidentiality agreement, conducted due diligence and attended a management presentation on October 23, 2018. On October 26, 2018, the potential purchaser submitted an indication of interest, based on the Company Proposed Structure, of C$1.9 billion on an enterprise value basis (representing C$1.35 billion for all outstanding Voting Shares and associated Class B Units, plus the assumption of C$550 million of Preferred Shares).

        On October 29, 2018, the Board held an update call to discuss the indication of interest, which the Board determined was equivalent to an approximately 2% discount to the then-current trading price of the Restricted Voting Shares. At the Board's instruction, the Company provided a counterproposal of C$2.3 billion, explaining that this number would be sufficient for the Company to pursue a pre-emptive transaction with the potential purchaser. The potential purchaser responded that it was not able to improve on its C$1.9 billion indication of interest, and on that basis the Company decided to pursue a broader sales process. At the time of submission of second round indications of interest in the sale process described below, this potential purchaser did not submit a second round indication and informed the Company that its valuation would be below its initial C$1.9 billion indication and that it would require a strategic partner to complete a transaction.

        On November 7, 2018, the Board formally established the Special Committee to supervise the strategic alternatives process and to evaluate and make a recommendation to the Board regarding any strategic transaction involving a potential conflict of interest between the Company and KMI, its majority shareholder, such as an acquisition by KMI or one or more of its affiliates of Cochin Canada or other entities or businesses of the Company, an acquisition by KMI or one or more of its affiliates of shares of the Company, or any collateral transactions pursuant to which KMI or one or more of its affiliates would receive consideration, rights or other benefits from the Company or another party to a strategic transaction. After confirming its independence, the Special Committee selected Goodmans LLP to act as its independent legal counsel. With the assistance of Goodmans LLP, the Special Committee assessed financial advisors that would be appropriate to act as the Special Committee's financial advisor and engaged BMO Capital Markets based on, among other things, its industry knowledge, its experience working with companies and special committees on Canadian transactions involving conflicts or potential conflicts of interest and its independence.

        The Company launched a broad sale process in November 2018 and established a deadline of December 19, 2018 for bidders to submit preliminary, "first round" indications of interest. JP Morgan contacted 54 potentially interested parties, 40 of which executed confidentiality agreements and 14 of which (including Pembina) submitted first round indications of interest. Throughout the process, Gordon Ritchie, the Chair of the Special Committee, received regular updates from the Company's management and conveyed those updates to the other members of the Special Committee.

        Pembina submitted two separate preliminary indications of interest to the Company on December 19, 2018. The first indication of interest conformed to the Company Proposed Structure and contemplated a cash purchase price of C$1.6 billion (or C$1.05 billion for all outstanding Voting Shares and associated Class B Units, plus the assumption of C$550 million of Preferred Shares). Separately, Pembina submitted an indication of interest to acquire all of the outstanding Voting Shares and associated Class B Units (which would include all of Cochin Canada), for a cash purchase price of C$2.0 billion (or C$1.45 billion for all outstanding Voting Shares and associated Class B Units, plus the assumption of C$550 million of Preferred Shares). At the same time, Pembina submitted an unsolicited preliminary indication of interest to KMI to acquire the U.S.-regulated Cochin pipeline system ("Cochin US") for US$890 million (approximately 12.0 times Pembina's estimate of Cochin US's EBITDA based on publicly available information reviewed by Pembina at such time).

        The Board held an update call on December 21, 2018 to discuss the first round indications of interest. On the call, the Special Committee discussed with the Company's management whether KMI would be interested in Pembina's unsolicited proposal for Cochin US. The view of the Company's management was that the price proposed by Pembina appeared to be very low, presumably on the basis of inaccurate EBITDA assumptions, and that KMI was not likely to be interested in selling Cochin US, a strategic U.S. pipeline asset, at that time even at a higher price than that proposed by Pembina.

        With the support of the Special Committee, and at the direction of the Board, the Company invited seven interested parties, including Pembina, into the second round of the strategic process and conducted management presentations in January and February 2019.

        On January 10, 2019, Pembina verbally indicated to KMI that Pembina would be willing to pay up to 13.0 times EBITDA for Cochin US rather than the 12.0 times multiple set forth in its December 19, 2018 indication of interest.

        In mid-January 2019 and mid-February 2019, the Special Committee held calls to discuss the strategic process. On the calls, BMO Capital Markets provided the Special Committee with an update regarding the status of BMO Capital Markets' financial review and related matters.

        On January 24, 2019, the Board held an update meeting in Houston, Texas to discuss the status of the strategic process. In conjunction with this meeting, the Special Committee met separately to discuss the strategic process. At the update meeting, the Board further discussed with the Company's management Pembina's proposal regarding a potential purchase of all of the outstanding Voting Shares and associated Class B Units (which would include all of Cochin Canada), and related purchase from KMI of Cochin US. The Company's management provided additional details regarding the potential adverse tax and other impacts to KMI posed by Pembina's proposed structure, and informed the Board that, based on discussions with KMI management, they believed that KMI would not support a transaction involving KMI's sale of Cochin US at the price suggested by Pembina's indication of interest and believed it was unlikely that Pembina would provide an acceptable valuation at such time. The Board discussed that Pembina would need to increase its proposal in respect of the Company Proposed Structure, and discussed various potential alternative transaction structures to be considered, including a transaction involving only the sale of the Edmonton Terminals. With the support of the Special Committee, the Board instructed JP Morgan to contact Pembina to request an indication of interest for the Edmonton Terminals.

        On January 30, 2019, Pembina and JP Morgan had a telephone conversation during which Pembina provided a verbal indication of interest to acquire the Edmonton Terminals for C$1.25 billion. After further discussions in which JP Morgan informed Pembina, at the instruction of the Company, that its bid for the Edmonton Terminals would need to be at least C$1.5 billion to be competitive in the process (but with no assurance that this would be sufficient to prevail in the process), Pembina increased its indication of interest to C$1.375 billion for the Edmonton Terminals on February 6, 2019.

        The Special Committee and KMI agreed that, in order to facilitate the submission and evaluation of second round indications of interest to the Company Proposed Structure, the Special Committee and KMI should agree upon a price for Cochin Canada. Accordingly, on February 22, 2019, KMI presented an indication of interest to the Special Committee to purchase Cochin Canada for a price of C$330 million. The Special Committee considered KMI's indication of interest with the assistance of the Special Committee's legal and financial advisors and countered with a price of C$420 million. After further negotiation, on February 25, 2019, KMI and the Special Committee agreed on a price of C$402 million. Second round bidders were then informed of this negotiated price to aid in the preparation of their second round indications of interest.

        The Company set a deadline of February 27, 2019 for the submission of second round indications of interest in the strategic process. Two written indications of interest were received, consisting of an indication of interest submitted by Pembina with respect to the acquisition of all of the outstanding Voting Shares and the associated Class B Units for C$15.10 per share in cash and an indication of interest from another party only in respect of the Vancouver Wharves Terminal, in addition to several verbal indications of interest from second round bidders. Pembina's indication of interest contemplated Pembina acquiring Cochin Canada but not Cochin US, with ownership of the Cochin pipeline system being split between KMI and Pembina at the U.S./Canadian border.

        After receiving second round bids and verbal indications of interest, the Special Committee solicited input from KMI regarding its willingness to support the Pembina bid. The Board had an update call on February 28, 2019 at which representatives of KMI indicated to the Board that, while Pembina's valuation of the Company was, in KMI's view, the most attractive proposal of those received in the second round, KMI was not supportive of the proposal because (i) split ownership of the Cochin pipeline system at the U.S./Canadian border between Pembina and KMI would be unattractive to KMI, and (ii) a disproportionately negative tax impact to KMI would result from the proposed structure of the transaction. KMI further indicated to the Special Committee that it would be willing to consider various alternative transactions, including a joint venture with Pembina with respect to the Cochin pipeline system or all of the Company's assets and the Cochin pipeline system, or a transaction in which Pembina would purchase the Edmonton Terminals contemporaneously with KMI purchasing all of the Restricted Voting Shares.

        Based on KMI's feedback and at the direction of the Special Committee, Dax Sanders, the Company's Chief Financial Officer, called Scott Burrows, Pembina's Chief Financial Officer, on March 8, 2019 during which they discussed certain alternative structures, including (i) Pembina acquiring the Company and subsequently forming either a 50/50 or 70/30 joint venture between KMI and Pembina for the entire Cochin pipeline system, (ii) a 50/50 joint venture between Pembina and KMI across all of the Company's assets and the entire Cochin pipeline system, (iii) Pembina acquiring 100% of the Edmonton Terminals concurrent with KMI purchasing all of the Restricted Voting Shares at the C$15.10 per share price contemplated by Pembina's proposal, and (iv) Pembina acquiring 100% of the Edmonton Terminals and subsequently forming a 50/50 joint venture between Pembina and KMI regarding the entire Cochin pipeline system.

        On March 9, 2019, Pembina informed the Company that, while it may be willing to consider a 50/50 joint venture, it would not be able to offer a value consistent with its December 19, 2018 indication of interest to acquire all of the Company if it were to acquire a non-controlling joint venture interest. Accordingly, Pembina informed the Company that, among the alternative structures that Messrs. Sanders and Burrows had discussed, Pembina would likely be able to offer the highest value through a purchase of 100% of the Edmonton Terminals.

        On March 12, 2019, the Board had an update call to discuss Pembina's feedback. With the support of the Special Committee, the Board decided to engage with Pembina on the structure involving Pembina's purchase of the Edmonton Terminals concurrent with KMI buying all of the Restricted Voting Shares, and agreed that a price in the range of C$1.7 to C$1.75 billion to be paid by Pembina for the Edmonton Terminals and a price of C$15.10 per Restricted Voting Share to be paid by KMI would be acceptable to the Company.

        On March 13, 2019, Steve Kean, Chairman and Chief Executive Officer of the Company, informed the Special Committee that, based on conversations with Rich Kinder, KMI's Executive Chairman (and subject to formal approval by the board of directors of KMI), KMI would support a transaction in which KMI purchased all outstanding Restricted Voting Shares for C$15.10 per share concurrent with Pembina purchasing the Edmonton Terminals for C$1.75 billion.

        Also on March 13, 2019, the Company communicated to Pembina that the Company wanted to engage with Pembina on the structure involving Pembina's purchase of the Edmonton Terminals, and requested that Pembina provide a proposed purchase price for the Edmonton Terminals.

        On March 14, 2019, Mr. Burrows sent an e-mail to Mr. Sanders indicating that Pembina would be willing to pay C$1.5 billion for the Edmonton Terminals.

        On March 18, 2019, as instructed by the Special Committee, Mr. Sanders responded to Mr. Burrows with a counterproposal of C$1.75 billion for the Edmonton Terminals concurrent with a KMI purchase of all of the Restricted Voting Shares for C$15.10 per share.

        On March 20, 2019, Mr. Burrows responded that Pembina was not willing to propose a higher valuation than its March 14, 2019 proposal of C$1.5 billion for the Edmonton Terminals.

        With the negotiations with Pembina at an impasse, the Company approached another party that had submitted a verbal indication of interest in the second round of the strategic process regarding its interest in purchasing the Edmonton Terminals in the same structure proposed to Pembina, and also approached a second party regarding a potential joint venture structure. Both bidders responded with valuations below that proposed by Pembina.

        Given Pembina's unwillingness to improve its valuation for the Edmonton Terminals, the Special Committee revisited Pembina's original first round indication of interest to acquire all of the Voting

Shares and associated Class B Units, which would include Cochin Canada, as well as Cochin US from KMI, and the Special Committee asked KMI to reconsider this transaction structure. On April 4, 2019, a representative of KMI informed the Special Committee that, in an effort to be constructive and facilitate a transaction that would benefit all Shareholders, it would be willing to include Cochin US in a sale transaction involving Pembina's purchase of all of the Voting Shares and associated Class B Units for C$15.10 per share and Pembina's concurrent purchase of Cochin US from KMI for US$1.65 billion. This transaction would result in a combined purchase price of approximately C$4.48 billion / US$3.41 billion for the Company and Cochin US. The Board discussed this approach and agreed to propose the option to Pembina.

        On April 5, 2019, Mr. Sanders informed Mr. Burrows that the Company would be willing to pursue a sale transaction involving Pembina's purchase of all of the Voting Shares and associated Class B Units for C$15.10 per share and that KMI would support such transaction with the concurrent purchase of Cochin US from KMI for US$1.65 billion. Mr. Burrows indicated that Pembina would be willing to consider this structure subject to performing due diligence on Cochin US.

        After conducting due diligence on the Cochin pipeline system, Mr. Burrows telephoned Mr. Sanders on April 25, 2019 indicating that Pembina would be willing to purchase the Company and Cochin US for an aggregate valuation of approximately C$4.2 billion / US$3.2 billion. Pembina did not bifurcate its valuation between the Company and Cochin US.

        Mr. Ritchie discussed with representatives of KMI management Pembina's April 25, 2019 proposal, with KMI management suggesting that KMI would be willing to entertain a response at C$14.88 per share and US$1.566 billion for Cochin US. The Special Committee considered KMI's views and Mr. Ritchie responded to KMI management on April 25, 2019 that it was very important to the Special Committee for the value per share to be C$15.00. KMI management expressed willingness to support this proposal (C$15.00 per share and US$1.546 billion for Cochin US or approximately 13.0 times the estimated 2019 EBITDA of Cochin US at such time), noting that this should be neutral to KMI in terms of aggregate consideration in that the increase in the per share consideration to C$15.00 would largely offset the US$20 million decrease in consideration for Cochin US. KMI management indicated that this was the lowest value that KMI would support and suggested that the proposal be communicated as a last and final offer.

        On April 26, 2019, at the Special Committee's instruction, Mr. Sanders called Mr. Burrows and conveyed the proposal of C$15.00 per share and, on behalf of KMI, KMI's proposal of US$1.546 billion for Cochin US as a last and final offer.

        On April 30, 2019, Mr. Sanders and Mr. Burrows had a telephone conversation during which Mr. Burrows informed Mr. Sanders that Pembina was not willing to improve its April 25, 2019 proposal, which was equivalent to C$15.00 per share in cash and approximately US$1.44 billion for Cochin US. Pembina's position was further confirmed on May 2, 2019 in an e-mail from Mr. Burrows to Mr. Sanders.

        On May 8, 2019, at the Special Committee's instruction, Mr. Sanders called Mr. Burrows and informed him that, given the lack of viable proposals, the Board would be meeting the following day and that a press release announcing termination of the strategic process was likely to follow.

        In the afternoon of May 8, 2019, Mr. Burrows and Mr. Sanders spoke over the telephone and Mr. Burrows indicated that the Pembina board of directors had authorized up to an additional C$60 million of purchase price but would not be able to improve its valuation further. Including this additional purchase price would increase Pembina's proposal to C$15.00 per share in cash and US$1.486 billion for Cochin US, approximately US$60 million less than the Company's and KMI's April 26, 2019 proposal. Mr. Burrows sent an e-mail to Mr. Sanders later that evening confirming that Pembina would not increase its purchase price beyond the amount communicated that day.

        On the morning of May 9, 2019, Mr. Sanders left a voicemail for Mr. Burrows inquiring about Pembina's willingness to bridge the US$60 million value gap with respect to Cochin US with KMI willing to agree to US$60 million in Pembina Common Shares or a deferred payment. Mr. Burrows e-mailed Mr. Sanders in the early afternoon before the scheduled Board meeting and confirmed that Pembina was not willing to consider such proposals.

        The Special Committee and the Board met after market close on May 9, 2019, during which the Board discussed the final conversations with Pembina. The Special Committee made its recommendation (taking into consideration various factors, including the extent and breadth of the strategic process undertaken by the Company, the anticipated impact of Pembina's latest and last proposal on all Voting Shareholders and the fact that KMI, as indirect holder of all Special Voting Shares and associated Class B Units, would not support the transaction (and without such support the transaction could not be completed)) that it was in the best interests of the Company to continue as a stand-alone enterprise. Consistent with the recommendation of the Special Committee, the Board unanimously approved completion of the strategic review and continuation of the Company as a stand-alone enterprise. A press release announcing the same was distributed after the meeting was concluded.

        Commencing on May 10, 2019, JP Morgan sent letters to all bidders in the process requesting the return or destruction of all confidential information provided under the confidentiality agreements entered into in connection with the strategic process.

        On July 24, 2019, Mr. Sanders received a call from Mr. Burrows, who relayed an indication of interest regarding Pembina's acquisition of all of the Voting Shares and associated Class B Units for an exchange ratio of 0.3068 of a Pembina Common Share per share, equating to C$15.00 per share based on Pembina's 30-day volume-weighted average price ("VWAP") of C$48.89. At the same time, Mr. Burrows relayed an indication of interest regarding Pembina's purchase of Cochin US for US$1.546 billion in cash. Mr. Burrows indicated that the exchange ratio and cash purchase price would be based on an effective date of July 1, 2019.

        The Board and the Special Committee discussed Pembina's proposal on update calls held on July 24, 2019 and July 25, 2019, noting that the effective date concept in the proposal was problematic and that utilizing a fixed exchange ratio based on a 30-day VWAP posed a risk with respect to fluctuations in the price of Pembina Common Shares prior to announcement of a transaction.

        On July 26, 2019, Mr. Sanders had a conversation with Mr. Burrows during which Mr. Burrows agreed to withdraw the effective date concept. Mr. Burrows informed Mr. Sanders that the Pembina board of directors would be meeting on July 31, 2019 and requested that the Company provide feedback regarding the proposed exchange ratio in advance of that meeting.

        During a series of conversations on July 30, 2019 and July 31, 2019, Mr. Sanders informed Mick Dilger, Pembina's President and Chief Executive Officer, and Mr. Burrows, as instructed by the Special Committee, that the Company was willing to pursue a transaction, but that the Company was requesting that the exchange ratio be set at a VWAP for the five trading days immediately preceding the date of signing and that the exchange ratio so calculated be increased by 3% to offset the Voting Shareholders' potential costs of disposing of Pembina Common Shares. Pembina insisted that the exchange ratio be set at that time rather than at the time of execution of a definitive agreement. On August 1, 2019, at the Special Committee's instruction, Mr. Sanders informed Messrs. Dilger and Burrows that the Company would agree to set the exchange ratio at that time rather than at signing of a definitive agreement, and proposed that the exchange ratio be set at 0.3163, based on a 3% discount to Pembina's 30-day VWAP, which would account for the costs of disposing of Pembina Common Shares.

        On August 2, 2019, Mr. Burrows sent an e-mail to Mr. Sanders informing him that the proposal presented by Mr. Sanders on August 1, 2019 was not acceptable. Mr. Sanders replied by e-mail that

Pembina should present a counterproposal representing Pembina's best offer. Later that day, Mr. Dilger sent an e-mail to Mr. Sanders stating that, after discussing with the Pembina board of directors, Pembina was not able to increase the 0.3068 exchange ratio, noting that based on the closing price of Pembina Common Shares on August 2, 2019, the consideration per Voting Share and associated Class B Unit continued to be at or above the C$15.00 per share that the Company had previously suggested would be acceptable and noting that the exchange ratio represented an approximately 35% premium over the closing price of the Restricted Voting Shares on that date.

        On August 3, 2019, at the instruction of the Special Committee, Mr. Sanders called to inform Mr. Dilger that the Company was willing to move forward at Pembina's proposal of 0.3068 of a Pembina Common Share per share, with the effective date concept removed as previously discussed with Mr. Burrows. Mr. Sanders noted that the proposal was subject to the Parties negotiating the remainder of the terms of the transaction and entering into acceptable transaction documents each to the satisfaction of the Special Committee and the Board, and that the Company would need to perform due diligence with respect to Pembina as a result of the Voting Shareholders receiving Pembina Common Shares in the transaction.

        On August 6, 2019, the Company presented Pembina with a draft of the Arrangement Agreement, and the Company and Pembina began negotiating the terms of the Arrangement. At the same time, Pembina and KMI began negotiating the terms of the Cochin US Transaction.

        On August 9, 2019, following the entering into of a confidentiality agreement between Pembina and KMI, Mr. Dilger and other representatives of Pembina gave a due diligence management presentation regarding Pembina in Houston, Texas at which the Special Committee and its legal and financial advisors, Messrs. Kean and Sanders and representatives of KMI, including Mr. Kinder, attended in person or by telephone.

        From August 9, 2019 to August 20, 2019, the Parties and their respective legal counsel (including the Special Committee and its legal counsel) exchanged multiple drafts, and negotiated the terms, of the Arrangement Agreement and related documentation. The primary focus of the negotiations involved (i) the interim covenants of each Party, the conditions to the Parties' respective obligations to close the transaction and the termination fee payable by the Company, and the reverse termination fee payable by Pembina, under certain circumstances relating to a termination of the Arrangement Agreement, (ii) the Company's continuing liabilities to the Government of Canada arising out of the sale of the Trans Mountain pipeline, with KMI agreeing to accept and fully indemnify the Company and Pembina for such liabilities in order to facilitate a transaction, and (iii) covenants of the Parties regarding obtaining requisite governmental approvals for the Arrangement.

        On the afternoon of August 20, 2019, a representative of KMI informed Mr. Ritchie that the KMI board of directors had met and approved the Cochin US Transaction and the Support Agreement.

        The Special Committee met on the afternoon of August 20, 2019 to review and consider the specific transaction terms that had been negotiated by the Parties, the anticipated benefits to the Company and the Restricted Voting Shareholders of pursuing the Arrangement and the proposed Arrangement Agreement and Plan of Arrangement that resulted from the negotiations with Pembina. Goodmans LLP summarized for the Special Committee the material terms of the proposed Arrangement Agreement and Plan of Arrangement. Also at this meeting, BMO Capital Markets reviewed its financial analysis of the Restricted Voting Share Consideration with the Special Committee and rendered an oral opinion, confirmed by delivery of a written opinion dated August 20, 2019, to the Special Committee to the effect that, as of such date and based on and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken, the Restricted Voting Share Consideration to be received by the holders of Restricted Voting Shares pursuant to the Arrangement was fair, from a financial point of view, to such holders. The Special Committee discussed, among other things, the proposed final terms of the Arrangement

Agreement, the alternative courses of action that had been considered, KMI's support of the Arrangement and the impact of the Arrangement on the various stakeholders of the Company. After discussion, the Special Committee unanimously determined that the Arrangement and entry into the Arrangement Agreement was in the best interests of the Company, the Arrangement was fair to the Restricted Voting Shareholders and that it would recommend that the Board approve the Arrangement and the entering into of the Arrangement Agreement.

        Shortly following the meeting of the Special Committee, the entire Board held a meeting at which the Special Committee recommended that the Board approve the Arrangement and the entering into of the Arrangement Agreement. The Board then determined that the Arrangement is fair to the holders of Voting Shares and that the Arrangement and entry into the Arrangement Agreement by the Company are in the best interests of the Company and unanimously recommended that the holders of Voting Shares vote in favour of the Arrangement.

        Following the meeting of the Board, the Arrangement Agreement and Support Agreement were executed and delivered. Thereafter, news releases of the Company and Pembina announcing the proposed Arrangement were disseminated in the morning of August 21, 2019.

        On September 6, 2019, the Special Committee met to discuss matters related to the proposed exchange of Preferred Shares for Pembina Exchange Preferred Shares as part of a potential amendment to the Arrangement Agreement and the Plan of Arrangement. At this meeting, BMO Capital Markets reviewed with the Special Committee certain preliminary financial perspectives regarding the Preferred Share Consideration.

        The Special Committee met on September 10, 2019 to review and consider the proposed revisions to the Arrangement Agreement and Plan of Arrangement to include the exchange of Preferred Shares for Pembina Exchange Preferred Shares as part of the Arrangement and subject to the requisite approval by the Preferred Shareholders. Goodmans LLP summarized for the Special Committee the material terms of the proposed amendments to the Arrangement Agreement and Plan of Arrangement. Also at this meeting, BMO Capital Markets updated the Special Committee regarding certain financial matters relating to the Preferred Share Consideration and rendered an oral opinion, confirmed by delivery of a written opinion dated September 10, 2019, to the Special Committee to the effect that, as of such date and based on and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken, the Preferred Share Consideration to be received by the holders of Preferred Shares pursuant to the Arrangement was fair, from a financial point of view, to such holders. The Special Committee discussed the proposed terms of the amendments to the Arrangement Agreement and related matters. After discussion of the terms of the proposed amendments (including that the approval of, and participation by, the Preferred Shareholders in the Arrangement is not a condition to completion of the Arrangement), the Special Committee unanimously determined that the amendments to the Arrangement and entry into the Arrangement Agreement, as amended and restated, was in the best interests of the Company, the Arrangement was fair to the Restricted Voting Shareholders and the Preferred Shareholders and that it would recommend that the Board approve the amended Arrangement and the entering into of the Arrangement Agreement, as amended and restated. Shortly following the meeting of the Special Committee, the entire Board held a meeting at which the Special Committee recommended that the Board approve the amended Arrangement and the entering into of the Arrangement Agreement, as amended and restated. The Board then determined that the amended Arrangement is fair to the holders of Voting Shares and Preferred Shares and that the amended Arrangement and entry into the Arrangement Agreement, as amended and restated, by the Company are in the best interests of the Company and unanimously recommended that the holders of the Voting Shares and Preferred Shares vote in favour of the Arrangement.

        On September 10, 2019, the Board approved the contents and mailing of this proxy statement to Shareholders, subject to any amendments that may be approved by the Company's executive officers, and reconfirmed its recommendations to the Voting Shareholders and the Preferred Shareholders with respect to the Arrangement.

        On November 4, 2019, the Court granted the Interim Order which is attached as Appendix D to this proxy statement.

Reasons for the Arrangement

        In making its unanimous recommendation to the Board, the Special Committee consulted with the Company's management and the Special Committee's advisors (Goodmans LLP and BMO Capital Markets), and reviewed a significant amount of information and considered a number of factors, including, without limitation, those listed below. In unanimously determining that the Arrangement is in the best interests of the Company and that the Arrangement is fair to Shareholders and unanimously recommending to Shareholders that they approve the Arrangement, the Board consulted with the Company's management and the Board's advisors (Blake, Cassels & Graydon LLP and JP Morgan), received and considered recommendation from the Special Committee, reviewed a significant amount of information and considered a number of factors, including, without limitation, those listed below.

        The Special Committee made its recommendation regarding the Arrangement to the Board, and the Board made its determination regarding the Arrangement and its recommendation to the Shareholders, based upon the totality of the information presented and considered by it. The following summary of the information and factors considered by the Special Committee and the Board is not intended to be exhaustive, but includes a summary of the information and principal factors considered by the Special Committee and the Board in their consideration of the Arrangement. The recommendation of the Special Committee and the determination and recommendation of the Board was made after consideration of all of the factors noted below and other factors and in light of the Special Committee's and the Board's knowledge of the business, financial condition and prospects of the Company and after consultation with the Company's management and the Special Committee's and the Board's respective legal and financial advisors.

Information Considered

        In making its recommendation and determination, the Special Committee and the Board, as applicable, considered and relied on extensive information, advice and analysis in the course of its mandate, including:

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  Information concerning the business, operations, properties, assets, financial performance and condition, operating results and prospects of the Company and its business, including management's forecasts of the Company's future financial performance.

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  The impact and status of general industry, regulatory, political, economic and market conditions and trends relevant to the Company's business.

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  Information and advice concerning reasonably available alternatives to the Arrangement, including remaining as a stand-alone business.

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  Discussions with the Company's management and the Special Committee's and the Board's respective advisors, including as to, among other things, the terms and conditions of the Arrangement, as well as the potential benefits and risks associated with the Arrangement.

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  Information regarding the terms and conditions of previous acquisitions of pipeline transactions and other relevant precedent transactions.

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  Legal advice regarding the duties and responsibilities of the Special Committee members and the Board, and certain financial perspectives of the Special Committee's and the Board's respective financial advisors.

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  Various other factors, considerations and information, as more fully described below.

Benefits of the Arrangement

        In making its recommendation and determination, the Special Committee and the Board, as applicable, considered a number of potential benefits of the Arrangement to the Company, the Restricted Voting Shareholders and the Preferred Shareholders, including, without limitation, the following principal factors:

Consideration Payable to Shareholders

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  Significant Premium to Market Price.  The consideration to be received by the Voting Shareholders of 0.3068 of a Pembina Common Share represents a value of C$15.12 per Restricted Voting Share and associated Class B Unit and a premium of 38% over the closing price of the Restricted Voting Shares on August 20, 2019 (the last trading day prior to the public announcement of the Arrangement).

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  The Company's Prospects.  The Special Committee and the Board concluded that the value attributed to the Restricted Voting Shares under the Arrangement is greater than the value that could reasonably be expected to be achieved through the continued operation of the current business of the Company over the short to medium-term.

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  Negotiations with Pembina.  The negotiations with Pembina were extensive, lasted for several months and resulted in an increase in consideration from Pembina's initial proposals. As a result, the Special Committee and the Board concluded that the value offered under the Arrangement is the highest price that Pembina would be willing to offer.

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  Better Acquisition Terms Unlikely.  Having regard to the extensive strategic review process undertaken by the Company (see "The Arrangement—Background to the Arrangement") and the Company's organizational structure, the Special Committee's and the Board's view is that it is unlikely that any other party or parties would be prepared to pay a higher price to acquire the Company.

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  Restricted Voting Shares Opinion.  BMO Capital Markets provided an opinion, dated August 20, 2019, to the Special Committee as to the fairness, from a financial point of view and as of the date of the opinion, of the Restricted Voting Share Consideration to be received by the holders of Restricted Voting Shares pursuant to the Arrangement, which opinion was based on and subject to the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken as more fully described below. See "The Arrangement—Opinions of the Special Committee's Financial Advisor—Restricted Voting Shares Opinion".

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  Preferred Shares Opinion.  BMO Capital Markets provided an opinion, dated September 10, 2019, to the Special Committee as to the fairness, from a financial point of view and as of the date of the opinion, of the Preferred Share Consideration to be received by the holders of Preferred Shares pursuant to the Arrangement, which opinion was based on and subject to the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken as more fully described below. See "The Arrangement—Opinions of the Special Committee's Financial Advisor—Preferred Shares Opinion".

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  Tax-Deferred Exchange.  The exchange of Restricted Voting Shares for Pembina Common Shares pursuant to the Arrangement generally is expected to be completed on a tax-deferred basis for Canadian and United States federal income tax purposes. However, if the Preferred Share Condition is not satisfied, then, for United States federal income tax purposes, the exchange of Restricted Voting Shares for Pembina Common Shares pursuant to the Arrangement is expected to be treated as a taxable transaction (see "Certain United States Federal Income Tax Considerations").

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  Liquidity of Pembina Common Shares.  Pembina Common Shares historically have been, and are expected to be, highly liquid securities. As a result, the consideration should provide immediate liquidity to Restricted Voting Shareholders should they wish to sell the Pembina Common Shares they receive pursuant to the Arrangement.

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  Opportunity to Participate in Pembina's Business.  The Arrangement provides Voting Shareholders with the opportunity to participate in the upside potential of Pembina's business following its acquisition of the Company pursuant to the Arrangement and Cochin US pursuant to the Cochin US Transaction.

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  Continued Payment of Regular Dividends.  Under the terms of the Arrangement, the Company is permitted to pay its regular quarterly cash dividend, not in excess of C$0.1625 per Restricted Voting Share, consistent with the current practice of the Company, pending completion of the Arrangement.

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  Ability to Participate in Pembina's Future Dividends.  Pembina announced that, following completion of the Arrangement, it intends to increase its monthly dividends on Pembina Common Shares by approximately 5% (to C$0.21 per Pembina Common Share). Restricted Voting Shareholders who retain Pembina Common Shares received pursuant to the Arrangement will have the opportunity to participate in any future dividends declared on Pembina Common Shares.

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  Reasonable Restrictions on Pembina's Business Pending Closing.  The Arrangement Agreement contains certain restrictions on, among other things, significant transactions, changes of business and capitalization by Pembina until the Arrangement is completed or the Arrangement Agreement is terminated. These restrictions are designed to safeguard the value of Pembina Common Share consideration being offered pursuant to the Arrangement.

Procedural Safeguards and Fairness

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  Review of Strategic Alternatives.  The Arrangement is the result of a lengthy and fulsome strategic review process.

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  Arm's-Length Negotiations.  The Arrangement is the result of extensive, arm's-length negotiations among the Company, the Special Committee and Pembina and their respective advisors. As described above (see "The Arrangement—Background to the Arrangement"), the Special Committee, with the assistance of the Company's management and the Special Committee's advisors, engaged in extensive analysis and negotiations in order to obtain the best available terms for holders of Restricted Voting Shares and other stakeholders.

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  Shareholder and Court Approvals Required.  The Arrangement will only become effective if it is approved by: (i) a majority of not less than 66 2/3% of the votes cast by Voting Shareholders, voting as a single class, present in person or represented by proxy, at the Voting Shareholders' Meeting; (ii) a majority of the votes cast by Restricted Voting Shareholders present in person or represented by proxy at the Voting Shareholders' Meeting, after excluding the votes of those persons whose votes are required to be excluded for minority approval pursuant to MI 61-101; and (iii) the Court after considering the procedural and substantive fairness of the Arrangement to Shareholders and other affected persons. Participation of the Preferred Shareholders in the Arrangement is conditioned on approval by a majority of not less than 66 2/3% of the votes cast by Preferred Shareholders, voting as a single class, present in person or represented by proxy, at the Preferred Shareholders' Meeting (but approval of, and participation by, the Preferred Shareholders in the Arrangement are not conditions to completion of the Arrangement).

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  Right of Restricted Voting Shareholders and Preferred Shareholders to Dissent.  Registered Restricted Voting Shareholders and registered Preferred Shareholders will be entitled to dissent with respect to the Arrangement and have the Court determine the fair value of their Restricted Voting Shares or their Preferred Shares, as the case may be.

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  Special Committee and Board Oversight.  The Special Committee, which is comprised solely of independent directors, supervised, reviewed and considered, and was involved throughout the process of negotiation of, the Arrangement. The Special Committee and the Board were advised by experienced and qualified legal and financial advisors. The Special Committee unanimously recommended that the Board approve the Arrangement, and the Arrangement was unanimously approved by the Board.

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  Ability to Respond to and Accept a Superior Proposal.  The Arrangement Agreement does not preclude unsolicited Acquisition Proposals from other parties and permits the Company to accept a Superior Proposal in certain circumstances. Accordingly, subject to the terms and conditions of the Arrangement Agreement, if a Superior Proposal were to be made that Pembina did not match, it could be accepted by the Company upon paying the Termination Fee to Pembina.

Deal Certainty

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  Support by KMI.  The Arrangement is supported by KMI, the indirect holder of all outstanding Special Voting Shares, which represents approximately 70% of outstanding Voting Shares.

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  Pembina Track Record.  Pembina has a history of completing large-scale transactions.

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  Reverse Termination Fee.  The Arrangement Agreement provides for the payment by Pembina of a C$90.0 million Reverse Termination Fee if the Arrangement cannot be completed due to specified circumstances where the Competition Act Approval has not been received, or in the event the Cochin Purchase Agreement is terminated in specified circumstances relating to clearance of the Cochin US Transaction under the HSR Act.

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  Certainty of Closing.  The obligation of the Purchaser to complete the Arrangement is subject to a limited number of conditions which the Special Committee and the Board believe are reasonable under the circumstances.

Risks and Potential Negative Factors

        The Special Committee and the Board also considered a number of risks and other potentially negative factors concerning the Arrangement, including the following:

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  The exchange ratio is fixed and will not be adjusted in the event of any change in Pembina Common Shares or Restricted Voting Shares. As a result, the Restricted Voting Shareholders could receive less value on closing if the value of Pembina Common Shares decrease, or the value of Restricted Voting Shares increase, between the announcement of the Arrangement and the closing of the Arrangement.

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  The risks relating to closing of the Cochin US Transaction, completion of which concurrently with the Arrangement is a condition to completion of the Arrangement.

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  The prohibition contained in the Arrangement Agreement on the Company's ability to solicit competing transaction proposals from third parties to acquire the Company following execution of the Arrangement Agreement.

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  Under the Arrangement Agreement, prior to the completion of the Arrangement or the termination of the Arrangement Agreement, the Company is subject to a number of restrictions on the conduct of its business, which could delay or prevent the Company from pursuing business opportunities that would be advisable if the Company were to remain an independent publicly traded entity.

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  If the Arrangement is not consummated and the Board decides to seek an alternative transaction, there is no guarantee that the Company will be able to complete an equivalent or more favourable transaction for Shareholders.

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  If the Arrangement Agreement is terminated in certain circumstances, the Company is required to pay Pembina the Termination Fee of C$90.0 million (which any third party considering a superior transaction proposal would have to take into account).

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  The Arrangement may be subject to regulatory scrutiny, including under the Competition Act, which could meaningfully delay the consummation of the Arrangement.

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  The risks relating to obtaining the Key Regulatory Approvals by the Outside Date, having regard to the nature of such approvals, the subjective factors to be applied by the regulators and Pembina's obligations related to obtaining such approvals.

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  The risks to the Company if the Arrangement is not completed, including the costs to the Company in pursuit of the Arrangement, the diversion of management's attention away from conducting the Company's business and the potential impact on the Company's current business relationships, Restricted Voting Share price and ability to attract and retain key employees.

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  The conditions to Pembina's obligation to complete the Arrangement and the rights of Pembina to terminate the Arrangement Agreement in certain circumstances.

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  The substantial amount of time, effort and costs associated with entering into the Arrangement Agreement and completing the Arrangement. In addition, these activities involve substantial disruptions to the operation of the Company's business, including the risk of diverting management's attention from other strategic priorities in order to implement the Arrangement, integration efforts, and the risk that the operations of the Company would be disrupted by employee concerns or departures, or changes to or termination of the Company's relationships with its customers, suppliers and distributors following the public announcement of the Arrangement.

        The Special Committee and the Board, with the assistance of the Company's management and the Special Committee's and the Board's respective advisors, assessed these risks and concluded that the potential benefits of the Arrangement, if it is completed, were sufficient to justify proceeding with the Arrangement.

        The foregoing discussion of the principal factors and risks considered and given weight by the Special Committee and the Board is not intended to be exhaustive. In view of the variety of factors and the amount of information considered in connection with the Special Committee's and the Board's evaluation of the Arrangement, the Special Committee and the Board did not find it practicable to, and did not, quantify or otherwise attempt to assign any relative or specific weights to the foregoing factors, and individual directors may have given different weights to different factors. The Special Committee's and the Board's reasons for recommending the Arrangement include certain assumptions relating to forward-looking information, and such information and assumptions are subject to various risks. See "Forward-Looking Statements" and "Risk Factors".

Recommendation of the Special Committee

        The Special Committee, having undertaken a thorough review of, and having carefully considered, the factors described under the heading "The Arrangement—Reasons for the Arrangement" and such other matters as it considered necessary or appropriate, including the factors and risks set out under the heading "Risk Factors", unanimously determined that the Arrangement is in the best interests of the Company and is fair to the holders of Restricted Voting Shares and the holders of Preferred Shares, as applicable, and recommended that the Board approve the Arrangement and the entering into of the Arrangement Agreement.

Recommendation of the Board of Directors

        The Board, having undertaken a thorough review of, and having carefully considered, the factors described under the heading "The Arrangement—Reasons for the Arrangement," the recommendation of the Special Committee and such other matters as it considered necessary or appropriate, including the factors and risks set out under the heading "Risk Factors", unanimously determined that the Arrangement is in the best interests of the Company and is fair to Shareholders and authorized and approved the Arrangement and the entering into of the Arrangement Agreement. Accordingly, the Board unanimously recommends that: (i) the Voting Shareholders vote FOR the Arrangement Resolution at the Voting Shareholders' Meeting; and (ii) the Preferred Shareholders vote FOR the Preferred Shareholder Resolution at the Preferred Shareholders' Meeting.

Opinions of the Special Committee's Financial Advisor

Restricted Voting Shares Opinion

        In connection with the proposed Arrangement, the Special Committee requested that BMO Capital Markets evaluate the fairness, from a financial point of view, of the Restricted Voting Share Consideration to be received by the holders of Restricted Voting Shares pursuant to the Arrangement. For purposes of BMO Capital Markets' opinion rendered to the Special Committee on August 20, 2019 in respect of the Restricted Voting Shares, the term "Restricted Voting Share Consideration" means the implied value of the consideration to be received by the holders of Restricted Voting Shares based on the 0.3068 exchange ratio provided for in the Arrangement. On August 20, 2019, at a meeting of the Special Committee held to evaluate the proposed Arrangement, BMO Capital Markets rendered an oral opinion, confirmed by delivery of a written opinion dated August 20, 2019, to the Special Committee to the effect that, as of that date and based on and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken described in its opinion, the Restricted Voting Share Consideration to be received by the holders of Restricted Voting Shares pursuant to the Arrangement was fair, from a financial point of view, to such holders.

        The full text of BMO Capital Markets' written opinion, dated August 20, 2019, which describes the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken, is attached as Appendix F to this proxy statement and is incorporated herein by reference. The description of BMO Capital Markets' opinion set forth below is qualified in its entirety by reference to the full text of BMO Capital Markets' opinion. BMO Capital Markets' opinion was prepared at the request and for the benefit and use of the Special Committee (in its capacity as such) in connection with its evaluation of the Restricted Voting Share Consideration from a financial point of view. In BMO Capital Markets' opinion regarding the Restricted Voting Share Consideration, BMO Capital Markets expressed no view as to, and its opinion did not address, any consideration to be received by KMI or its affiliates in respect of the Special Voting Shares and associated Class B Units, any terms, aspects or implications of the contemplated sale by KMI to Pembina of KMI's interest in the U.S. regulated Cochin pipeline system or any terms (other than the Restricted Voting Share

Consideration), aspects or implications of the Arrangement or any related transactions. BMO Capital Markets also expressed no view as to, and its opinion did not address, the relative merits of the Arrangement and any other transactions or business strategies that may be available to the Company as alternatives to the Arrangement or the decision of the Special Committee or the Board of Directors to proceed with the Arrangement. BMO Capital Markets' opinion was not intended to be and did not constitute a recommendation to the Special Committee or the Board of Directors, and is not a recommendation to any security holder or any other party, on how to act or vote with respect to the Arrangement, any related transactions or any other proposals or matters.

        In connection with BMO Capital Markets' opinion, BMO Capital Markets made such reviews, analyses and inquiries as BMO Capital Markets deemed necessary and appropriate under the circumstances. Among other things, BMO Capital Markets:

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  reviewed a draft, provided to BMO Capital Markets on August 20, 2019, of the Original Arrangement Agreement;

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  reviewed certain publicly available and other business and financial information relating to the Company and Pembina that BMO Capital Markets deemed to be relevant;

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  reviewed certain information relating to the historical, current and future operations, financial condition and prospects of the Company made available to BMO Capital Markets by or on behalf of the Company, including certain financial forecasts relating to the Company's Terminals segment both excluding and including certain strategic growth projects, certain financial forecasts relating to the Company's Pipelines segment and certain other financial data and estimates relating to the Company for the fiscal years ending 2019 through 2024, in each case prepared by the managements of the Company or its affiliates;

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  reviewed certain publicly available financial estimates relating to Pembina;

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  participated in discussions with members of the senior managements of the Company, Pembina and/or their respective affiliates, members of the Special Committee and certain representatives and advisors of the Company, Pembina and the Special Committee concerning their views of the Company's and Pembina's respective businesses, operations, financial condition and prospects, the Arrangement and related matters;

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  reviewed certain financial and stock market information for the Company, Pembina and certain publicly traded companies that BMO Capital Markets deemed to be relevant;

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  reviewed the financial terms, to the extent publicly available, of certain acquisitions of companies or assets that BMO Capital Markets deemed to be relevant;

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  performed a discounted cash flow analysis with respect to the Company based on the financial forecasts and other financial data and estimates referred to above;

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  reviewed current and historical market prices and trading volumes for the Restricted Voting Shares and the Pembina Common Shares;

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  reviewed published estimates of research analysts with respect to share price targets for the Company and Pembina;

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  reviewed a certificate addressed to BMO Capital Markets from the senior management of the Company containing, among other things, representations regarding the accuracy and completeness of certain information, data and other materials (financial or otherwise) provided to or otherwise reviewed by or discussed with BMO Capital Markets; and

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  performed such other studies and analyses, and conducted such discussions as BMO Capital Markets deemed appropriate.

        BMO Capital Markets assumed and relied on the accuracy and completeness of all information provided to or otherwise reviewed by or discussed with BMO Capital Markets, whether obtained from the Company, Pembina and/or their respective affiliates, representatives and advisors or from other sources. BMO Capital Markets did not independently verify (nor assume any obligation to verify) any such information or undertake an independent valuation or appraisal of the assets or liabilities (contingent, accrued, derivative, off-balance sheet or otherwise) of the Company, Pembina or any other entity, nor was BMO Capital Markets furnished with any such valuation or appraisal. Furthermore, BMO Capital Markets did not assume any obligation to conduct, and did not conduct, any physical inspection of the properties, facilities or assets of the Company, Pembina or any other entity. BMO Capital Markets did not evaluate the solvency or fair value of the Company, Pembina or any other entity under any provincial, state, federal or other laws relating to bankruptcy, insolvency or similar matters. With respect to outstanding litigation or proceedings involving the Company or Pembina, BMO Capital Markets assumed, without independent verification, that the outcome of any such litigation or proceedings would not be meaningful in any respect to BMO Capital Markets' analyses or opinion. BMO Capital Markets also assumed that all required governmental, regulatory or other approvals, consents, releases, waivers and agreements in connection with the consummation of the Arrangement or otherwise would be obtained and that no delays, limitations, restrictions, terms, conditions or other actions, including any divestiture or other requirements, amendments or modifications, would be imposed or occur that would be meaningful in any respect to BMO Capital Markets' analysis or opinion. BMO Capital Markets further assumed that the Arrangement would be consummated in accordance with the terms of the Original Arrangement Agreement and related documents and in compliance with all applicable laws, documents and other requirements, that the representations and warranties of each party contained in the Original Arrangement Agreement would be true and correct, that each party would perform all of the covenants and agreements required to be performed by it under the Original Arrangement Agreement and that all conditions to the consummation of the Arrangement would be satisfied, in each case without waiver, modification or amendment. In addition, BMO Capital Markets assumed that the Arrangement would qualify for its intended tax treatment. BMO Capital Markets also assumed that the final Original Arrangement Agreement would not differ in any material respect from the draft of the Original Arrangement Agreement reviewed by BMO Capital Markets.

        With respect to the financial forecasts and other financial data and estimates relating to the Company that BMO Capital Markets was directed to utilize for purposes of its analyses and opinion, BMO Capital Markets was advised by the Company, and BMO Capital Markets assumed, without independent investigation, that they were reasonably prepared and reflected the best currently available estimates and good faith judgments of the managements of the Company and its affiliates as to the expected future competitive, operating and regulatory environments and related financial performance of the Company and the other matters covered thereby. As the Special Committee was aware, BMO Capital Markets was not provided with, and BMO Capital Markets did not have access to, financial forecasts relating to Pembina prepared by the management of Pembina and BMO Capital Markets assumed, without independent investigation, that the publicly available financial estimates relating to Pembina were a reasonable basis upon which to evaluate the expected future financial performance of Pembina and the other matters covered thereby. BMO Capital Markets expressed no opinion with respect to any financial forecasts and other financial data or estimates (or the assumptions on which they were based) provided to or otherwise reviewed by or discussed with BMO Capital Markets and BMO Capital Markets assumed that the financial results reflected therein would be realized in the amounts and at the times projected. BMO Capital Markets also assumed, without independent verification, that there had been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company or Pembina since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to or otherwise reviewed by or discussed with BMO Capital Markets that would be meaningful in any respect to its analyses or opinion and that there was no information or any facts that would make any of such information incomplete or misleading. BMO Capital Markets expressed no view in its opinion as to, and its opinion did not address, the terms upon which certain assets, rights, interests and properties of the Company are subject to rights of first refusal, rights of first offer or other rights and the potential implications thereof and BMO Capital Markets further assumed that there would be no developments with respect to any such matters that would have an adverse effect on the Company, Pembina or the Arrangement (including the contemplated benefits thereof) or that otherwise would be meaningful in any respect to BMO Capital Markets' analyses or opinion.

        BMO Capital Markets relied upon the assessments of the management of the Company as to, among other things, (i) matters regarding expansion, construction and other projects, including with respect to the timing thereof and related assets, liabilities and financial and other terms, (ii) the potential impact on the businesses of the Company and Pembina of market, competitive and other trends and developments in and prospects for, and governmental, regulatory and legislative matters relating to or otherwise affecting, the energy infrastructure industry and the geographic regions in which the Company and Pembina operate, including pricing, supply and demand for diluent, crude oil and other commodities, which are subject to significant volatility and which, if different than as assumed, could have a material impact on BMO Capital Markets' analyses or opinion, (iii) existing and future agreements and other arrangements involving, and the ability to attract, retain and/or replace, key employees, customers, suppliers, service providers and other commercial relationships and (iv) the ability to integrate the operations of the Company with those of Pembina. BMO Capital Markets assumed that there would be no developments with respect to any such matters that would have an adverse effect on the Company, Pembina or the Arrangement (including the contemplated benefits thereof) or that otherwise would be meaningful in any respect to BMO Capital Markets' analyses or opinion.

        The issuance of BMO Capital Markets' opinion was approved by BMO Capital Markets' fairness opinion committee, the members of which committee are collectively experienced in merger and acquisition and capital markets transactions and related valuation, opinion and other matters. BMO Capital Markets' opinion was necessarily based upon financial, economic, market and other conditions and circumstances as they existed and could be evaluated, and the information made available to BMO Capital Markets, as of the date of its opinion. BMO Capital Markets did not undertake, and is under no obligation, to update, revise, reaffirm or withdraw its opinion, or otherwise comment on or consider events occurring or coming to BMO Capital Markets' attention after the date of its opinion. Without limiting the foregoing, if BMO Capital Markets learns that any of the information BMO Capital Markets relied upon in preparing its opinion was inaccurate, incomplete or misleading in any material respect, BMO Capital Markets reserves the right to change or withdraw its opinion. As the Special Committee was aware, the credit, financial and stock markets, and the industries in which the Company and Pembina operate, have experienced and may continue to experience volatility and BMO Capital Markets expressed no view in its opinion as to, and its opinion did not address, any potential effects of such volatility on the Company, Pembina, the Arrangement (including the contemplated benefits thereof) or related transactions.

        BMO Capital Markets' opinion addressed the fairness, from a financial point of view and as of the date of such opinion, of the Restricted Voting Share Consideration (to the extent expressly specified in such opinion), without regard to any other securities (or class or series of securities) of the Company or individual circumstances of specific holders (whether by virtue of control, voting, liquidity or otherwise) which may distinguish such holders or the securities (or class or series of securities) of the Company held by such holders nor did BMO Capital Markets' opinion in any way address any other consideration payable in connection with the Arrangement or any related transactions or proportionate allocation or relative fairness. In connection with BMO Capital Markets' engagement, BMO Capital Markets was not requested to, and it did not, undertake a third-party solicitation process on behalf of the Company with respect to the acquisition of all or a part of the Company; however, BMO Capital Markets discussed with the management of the Company the results of a third-party solicitation process previously conducted on behalf of the Company. BMO Capital Markets expressed no view in its opinion as to, and its opinion did not address, the relative merits of the Arrangement and any other transactions or business strategies that may be available to the Company as alternatives to the Arrangement or the decision of the Special Committee or the Board of Directors to proceed with the Arrangement. BMO Capital Markets also expressed no view in its opinion as to, and its opinion did not address, any consideration to be received by KMI or its affiliates in respect of the Special Voting Shares and associated Class B Units, any terms, aspects or implications of the contemplated sale by KMI to Pembina of KMI's interest in the U.S. regulated Cochin pipeline system or any terms (other than the Restricted Voting Share Consideration), aspects or implications of the Arrangement, including the form or structure of the Arrangement or any related transactions or any terms, aspects or implications of any support agreement, transition services agreement or other agreement, arrangement or understanding to be entered into in connection with or contemplated by the Arrangement, any related transactions or otherwise. In addition, BMO Capital Markets expressed no view in its opinion as to, and its opinion did not address, the fairness, financial or otherwise, of the amount or nature of any compensation or other consideration payable to or to be received by any officers, directors or employees of any parties to the Arrangement or any related transactions, or any class of such persons, relative to the Restricted Voting Share Consideration or otherwise. BMO Capital Markets is not an expert in and BMO Capital Markets expressed no view in its opinion as to, and its opinion did not address, any legal, regulatory, tax, accounting or similar matters, including as to tax or other consequences of the Arrangement or otherwise or changes in, or the impact of, accounting standards or tax and other laws, regulations and governmental and legislative policies affecting the Company, Pembina or the Arrangement (including the contemplated benefits thereof), and BMO Capital Markets relied upon the assessments of representatives of the Company as to such matters. BMO Capital Markets also expressed no view in its opinion as to, and its opinion did not address, the actual value of the Pembina Common Shares or other securities of Pembina when issued pursuant to the Arrangement or otherwise or the prices at which the Restricted Voting Shares, the Pembina Common Shares or any other securities of the Company or Pembina would trade or be transferable at any time, including following the announcement or consummation of the Arrangement.

        In preparing its opinion, BMO Capital Markets performed a variety of financial and comparative analyses, including those described below. The summary of the analyses below is not a complete description of BMO Capital Markets' opinion or the analyses underlying, and factors considered in connection with, BMO Capital Markets' opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to summary description. BMO Capital Markets arrived at its ultimate opinion based on the results of all analyses and factors assessed as a whole, and it did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis. Accordingly, BMO Capital Markets believes that the analyses must be considered as a whole and in context and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying such analyses and its opinion.

        In its analyses, BMO Capital Markets considered industry performance, general business, economic, market and financial conditions and other matters existing as of the date of its opinion, many of which are beyond the control of the Company and Pembina. No company, business or transaction reviewed is identical or directly comparable to the Company, Pembina or the Arrangement and an evaluation of these analyses is not entirely mathematical; rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading, acquisition or other values of the companies, businesses or transactions reviewed or the results from any particular analysis.

        The estimates contained in BMO Capital Markets' analyses and the ranges resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by such analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold or acquired. Accordingly, the estimates used in, and the results derived from, BMO Capital Markets' analyses are inherently subject to substantial uncertainty.

        BMO Capital Markets was not requested to, and it did not, recommend or determine the specific consideration payable in the Arrangement. The type and amount of consideration payable in the Arrangement were determined through negotiations between the Company and Pembina and the decision to recommend and enter into the Original Arrangement Agreement was solely that of the Special Committee and the Board of Directors, as applicable. BMO Capital Markets' opinion was only one of many factors considered by the Special Committee in its evaluation of the Arrangement and should not be viewed as determinative of the views of the Special Committee, the Board of Directors or the management of the Company with respect to the Arrangement or the Restricted Voting Share Consideration.

Financial Analyses

        The summary of the financial analyses described below under this heading "—Financial Analyses" is a summary of the material financial analyses prepared and reviewed with the Special Committee in connection with BMO Capital Markets' opinion, dated August 20, 2019. The summary set forth below does not purport to be a complete description of the financial analyses performed by, and underlying the opinion of, BMO Capital Markets, nor does the order of the financial analyses described represent the relative importance or weight given to those financial analyses by BMO Capital Markets. Certain financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary as the tables alone do not constitute a complete description of the financial analyses. Considering the data in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the financial analyses, could create a misleading or incomplete view of such financial analyses. Future results may differ from those described and such differences may be material. Financial data utilized in the financial analyses described below were based on, among other things, in the case of the Company, certain financial forecasts relating to the Company's Terminals segment both excluding and including certain strategic growth projects, certain financial forecasts relating to the Company's Pipelines segment and certain other financial data and estimates relating to the Company for the fiscal years ending 2019 through 2024, in each case prepared by the managements of the Company or its affiliates (collectively referred to in this section as the "Company forecasts"), and, in the case of Pembina, certain publicly available financial estimates relating to Pembina (collectively referred to in this section as the "Pembina public estimates").

        For purposes of the financial analyses described below, the term (i) "Restricted Voting Share Consideration" means the implied value of the consideration to be received by holders of Restricted Voting Shares based on the 0.3068 exchange ratio provided for in the Arrangement, which, utilizing the closing price of the Pembina Common Shares on August 19, 2019 of $49.64 per share, implied a per share consideration on August 19, 2019 of $15.23, and (ii) "adjusted EBITDA" means EBITDA excluding one-time and non-recurring items during the forecast period and including certain cost allocations to the Company's Terminals and Pipelines segments as provided by the management of the Company and, in the case of the Company's Terminals segment, certain strategic growth projects. Dollar amounts are reflected in Canadian Dollars.

  Company Financial Analyses

        Selected Public Companies Analysis.    BMO Capital Markets performed a selected public companies analysis of the Company on a sum-of-the-parts basis to observe an overall approximate implied per Restricted Voting Share equity value reference range based on approximate implied enterprise values for (i) the Company's Terminals segment and (ii) the Company's Pipelines segment.

        In evaluating the Company's Terminals segment, BMO Capital Markets reviewed certain financial and stock market information, as applicable, relating to the Company's Terminals segment and the following five selected publicly traded companies that BMO Capital Markets considered generally relevant as companies with operations primarily in the energy-related storage, transportation and/or marine terminal industries (collectively, the "KML selected terminals companies"):

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  Gibson Energy Inc.

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  Keyera Corp.

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  PBF Logistics LP

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  USD Partners LP

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  Westshore Terminals Investment Corporation

        BMO Capital Markets reviewed, among other information, enterprise values, calculated as implied equity values based on closing stock or unit prices, as applicable, on August 19, 2019 plus the implied value of the general partner (as applicable), total debt, preferred equity and minority interests (as applicable) and less cash and cash equivalents, as a multiple of calendar year 2020 estimated EBITDA. Financial data for the KML selected terminals companies were based on publicly available research analysts' estimates and public filings. Financial data for the Company's Terminals segment was based on the Company forecasts and public filings.

        The overall low to high calendar year 2020 estimated EBITDA multiples observed for the KML selected terminals companies were 7.5x to 11.0x (with a median of 9.3x). BMO Capital Markets then applied a selected range of calendar year 2020 estimated EBITDA multiples derived from the KML selected terminals companies of 9.5x to 11.0x to the calendar year 2020 estimated adjusted EBITDA attributable to the Company's Terminals segment and also took into account one-time and non-recurring items, as applicable, during the forecast period.

        In evaluating the Company's Pipelines segment, BMO Capital Markets reviewed certain financial and stock market information, as applicable, relating to the Company's Pipelines segment and the following 11 selected publicly traded companies that BMO Capital Markets considered generally relevant as companies with operations primarily in the energy-related pipeline industry (collectively, the "KML selected pipelines companies"):

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  BP Midstream Partners LP

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  Enbridge Inc.

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  Inter Pipeline Ltd.

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  Kinder Morgan, Inc.

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  Magellan Midstream Partners, L.P.

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  Pembina Pipeline Corporation

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  Plains All American Pipeline, L.P.

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  Shell Midstream Partners, L.P.

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  Tallgrass Energy, LP

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  TC Energy Corporation

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  TC PipeLines, LP

        BMO Capital Markets reviewed, among other information, enterprise values, calculated as implied equity values based on closing stock or unit prices, as applicable, on August 19, 2019 plus the implied value of the general partner (as applicable), total debt, preferred equity and minority interests (as applicable) and less cash and cash equivalents, as a multiple of calendar year 2020 estimated EBITDA. Financial data for the KML selected pipelines companies were based on publicly available research analysts' estimates and public filings. Financial data for the Company's Pipelines segment was based on the Company forecasts and public filings.

        The overall low to high calendar year 2020 estimated EBITDA multiples observed for the KML selected pipelines companies were 8.7x to 13.5x (with a median of 11.9x). BMO Capital Markets then applied a selected range of calendar year 2020 estimated EBITDA multiples derived from the KML selected pipelines companies of 10.5x to 12.0x to the calendar year 2020 estimated adjusted EBITDA attributable to the Company's Pipelines segment and also took into account one-time and non-recurring items, as applicable, during the forecast period.

        The analyses described above indicated the following overall approximate implied per Restricted Voting Share equity value reference range, as compared to the Restricted Voting Share Consideration:

Implied Per Restricted Voting Share Equity Value Reference Range	Restricted Voting Share Consideration
$8.71 - $10.79	$15.23

        Selected Precedent Transactions Analysis.    BMO Capital Markets performed a selected precedent transactions analysis of the Company on a sum-of-the-parts basis to observe an overall approximate implied per Restricted Voting Share equity value reference range based on approximate implied enterprise values for (i) the Company's Terminals segment and (ii) the Company's Pipelines segment.

        In evaluating the Company's Terminals segment, BMO Capital Markets reviewed financial data relating to the following 27 selected transactions (collectively, the "selected terminals transactions"), consisting of two selected transactions that BMO Capital Markets considered generally relevant as transactions involving Canadian target companies or assets with operations involving energy-related storage tank terminals (collectively, the "selected Canadian storage tank terminals transactions"), 20 selected transactions that BMO Capital Markets considered generally relevant as transactions involving U.S. target companies or assets with operations involving energy-related storage tank terminals (collectively, the "selected U.S. storage tank terminals transactions") and five selected transactions that BMO Capital Markets considered generally relevant as transactions involving target companies or assets with operations involving marine port bulk terminals (collectively, the "selected marine terminals transactions"):

  Selected Canadian Storage Tank Terminals Transactions

Date	Acquiror		Seller/Target (Asset/Interest)
February 2018	•	Wolf Midstream Inc.	•	MEG Energy Corp. (100% interest in Stonefell Terminal)
October 2012	•	Enbridge Income Fund Holdings Inc.	•	Enbridge Inc. (Hardisty Contract Terminals and Hardisty Storage Caverns)

  Selected U.S. Storage Tank Terminals Transactions

Date	Acquiror		Seller/Target (Asset/Interest)
May 2019	•	IFM Investors	•	Buckeye Partners, L.P.
November 2018	•	ArcLight Energy Partners	•	TransMontaigne Partners L.P.
May 2018	•	Keyera Corp.	•	Undisclosed Seller (Logistics and Liquids Blending Terminal)
February 2018	•	Delek Logistics Partners, LP	•	Delek US Holdings, Inc. (Big Spring Logistics Assets)
November 2017	•	TransMontaigne Partners L.P.	•	Plains All American Pipeline, L.P. (Martinez Terminal and Richmond Terminal)
November 2017	•	Andeavor Logistics LP	•	Andeavor (Anacortes Crude Oil, Feedstock and Refined Product Tank Storage, Anacortes Marine Terminal, Rail Terminal and Supporting Pipelines)
August 2017	•	Zenith Energy U.S., L.P.	•	Arc Logistics Partners LP
June 2017	•	SemGroup Corporation	•	Alinda Capital Partners (Houston Fuel Oil Terminal Company)
June 2017	•	World Point Terminals, Inc.	•	World Point Terminals, LP (Remaining 26.4% interest in World Point Terminals, LP)
January 2017	•	Tallgrass Energy Partners, LP	•	Tallgrass Development, LP (Tallgrass Terminals, LLC and Tallgrass NatGas Operator, LLC)
November 2016	•	Tesoro Logistics LP	•	Tesoro Corporation (Northern California Terminalling and Storage Assets)
October 2016	•	NuStar Energy L.P.	•	Martin Midstream Partners L.P. (Crude Oil and Refined Product Storage Assets)
October 2016	•	Phillips 66 Partners LP	•	Phillips 66 (30 Crude, Refined Product and NGL Logistics Assets)
September 2016	•	Western Refining Logistics, LP	•	Western Refining, Inc. (St. Paul Park Refining Terminalling, Storage and Logistics Assets)
July 2016	•	Tesoro Logistics LP	•	Tesoro Corporation (Alaska Terminalling and Storage Assets)
March 2016	•	Valero Energy Partners LP	•	Valero Energy Corporation (McKee Terminal Services Business)
February 2016	•	PBF Logistics LP	•	Plains All American Pipeline, L.P. (Four Refined Product Terminals)
July 2015	•	Arc Logistics Partners LP	•	United Energy Trading, LLC/Hawkeye Midstream, LLC (Pawnee Terminal)
February 2015	•	Valero Energy Partners LP	•	Valero Energy Corporation (Houston and St. Charles Terminals)
December 2013	•	Buckeye Partners, L.P.	•	Hess Corporation (20 Liquid Petroleum Products Terminals)

  Selected Marine Terminals Transactions

Date	Acquiror		Seller/Target (Asset/Interest)
July 2019	•	Riverstone Holdings LLC/AMCI Group	•	Canada Development Investment Corporation (Ridley Island Bulk Commodity Terminal)
March 2016	•	Brookfield Infrastructure Partners L.P. Consortium (Together with Certain Institutional Partners)	•	Asciano Limited (Bulk and Automotive Ports Services Business)
June 2015	•	Inter Pipeline Ltd.	•	Koninklijke Vopak N.V. (Four Coastal Storage Terminals in Sweden)
January 2015	•	Tenaga Nasional Bhd	•	Amin Halim Rasip (Integrax Bhd)
July 2014	•	Macquarie Infrastructure Company	•	International-Matex Tank Terminals (Remaining 50.0% Interest)

        BMO Capital Markets reviewed, among other information, transaction values of the selected terminals transactions based on the consideration paid or proposed to be paid for the target companies or assets involved in the selected terminals transactions as a multiple of such target company's or asset's one-year forward estimated EBITDA (in the case of the selected Canadian storage tank terminals transactions and the selected U.S. storage tank terminals transactions) or last 12 months EBITDA (in the case of the selected marine terminals transactions), in each case as publicly disclosed in connection with the relevant transaction or based on publicly available research analysts' or analyst estimates. Financial data of the selected terminals transactions were based on publicly available research analysts' or analyst estimates, as the case may be, and public filings. Financial data of the Company's Terminals segment was based on the Company forecasts and public filings.

        The overall low to high one-year forward estimated EBITDA multiples and last 12 months EBITDA multiples, as applicable, observed for the selected terminals transactions were 6.6x to 14.8x, with low to high one-year forward estimated EBITDA multiples observed for the selected Canadian storage tank terminals transactions of 14.0x to 14.8x (with a median of 14.4x), low to high one-year forward estimated EBITDA multiples observed for the selected U.S. storage tank terminals transactions of 6.9x to 12.7x (with a median of 8.7x) and low to high last 12 months EBITDA multiples observed for the selected marine terminals transactions of 6.6x to 10.7x (with a median of 9.3x). BMO Capital Markets then applied a selected range of estimated EBITDA multiples of 10.0x to 12.0x derived from the selected terminals transactions to the calendar year 2020 estimated adjusted EBITDA attributable to the Company's Terminals segment and also took into account one-time and non-recurring items, as applicable, during the forecast period.

        In evaluating the Company's Pipelines segment, BMO Capital Markets reviewed financial data relating to the following 21 selected transactions (collectively, the "selected pipelines transactions"), consisting of seven selected transactions that BMO Capital Markets considered generally relevant as transactions involving Canadian target companies or assets with operations involving energy-related pipelines (collectively, the "selected Canadian pipelines transactions") and 14 selected transactions that BMO Capital Markets considered generally relevant as transactions involving U.S. target companies or assets with operations involving energy-related pipelines (collectively, the "selected U.S. pipelines transactions"):

  Selected Canadian Pipelines Transactions

Date	Acquiror		Seller/Target (Asset/Interest)
May 2019	•	Alberta Investment Management Corp.	•	TC Energy Corp. (85% of Northern Courier Pipeline System)
December 2018	•	Enbridge Inc.	•	Athabasca Oil Corporation (Leismer Pipelines and Cheecham Storage Terminal)
February 2018	•	Wolf Midstream Inc.	•	MEG Energy Corp. (50% Interest in Access Pipeline)
December 2016	•	Inter Pipeline Ltd.	•	Canadian Natural Resource Limited (15% Interest in Cold Lake Pipeline)
July 2016	•	Wolf Midstream Inc.	•	Devon Energy Corp. (50% Interest in Access Pipeline)
April 2016	•	Power Assets Holdings Limited/Cheung Kong Infrastructure Holdings Limited	•	Husky Energy Inc. (65% Interest in Crude Oil Midstream Assets in Lloydminster)
September 2014	•	Enbridge Income Fund Holdings Inc.	•	Enbridge Inc. (50% Interest in U.S. Alliance Pipeline/Class A Units (Southern Lights Pipeline))

  Selected US Pipelines Transactions

Date	Acquiror		Seller/Target (Asset/Interest)
May 2019	•	Delek Logistics Partners, LP	•	Plains All American Pipeline, L.P. (33% Interest in Red River Pipeline Company, LLC)
January 2019	•	The Blackstone Group Inc./GIC Private Limited	•	Tallgrass Energy, LP (44% Interest in Tallgrass Energy, LP)
August 2018	•	Ontario Municipal Employees Retirement System	•	Plains All American Pipeline, L.P./Magellan Midstream Partners, L.P. (50% Interest in BridgeTex Pipeline Company, LLC)
November 2017	•	NES Midstream, LLC/BlackRock Inc.	•	SemGroup Corporation/NGL Energy Partners LP (Glass Mountain Pipeline, LLC)
November 2015	•	TC PipeLines, LP	•	TransCanada Corporation (49.9% Interest in Portland Natural Gas Limited Partnership)
February 2015	•	Phillips 66 Partners LP	•	Phillips 66 (33.3% Interest in Sand Hills/Southern Hills NGL Pipeline Systems; 19.46% Interest in Explorer Pipeline)
November 2014	•	Plains All American Pipeline, L.P.	•	Occidental Petroleum Corporation (50% Interest in BridgeTex Pipeline Company, LLC)
September 2014	•	Veresen Inc.	•	Global Infrastructure Partners (50% Convertible Preferred Interest in Ruby Pipeline System)
September 2014	•	Enbridge Income Fund Holdings Inc.	•	Enbridge Inc. (50% Interest in U.S. Alliance Pipeline/Class A Units (Southern Lights Pipeline))
September 2014	•	Enbridge Energy Partners L.P.	•	Enbridge Inc. (66.7% Interest in Alberta Clipper Pipeline (U.S. Portion))
May 2013	•	Spectra Energy Partners, LP	•	Spectra Energy Corp (50% Interest in Express-Platte Pipeline System)
December 2012	•	Spectra Energy Corp	•	Borealis Infrastructure/Ontario Teachers' Pension Plan/Kinder Morgan Energy Partners, L.P. (100% Interest in Express-Platte Pipeline System)
May 2011	•	Spectra Energy Partners, LP	•	EQT Corporation (Big Sandy Pipeline)
April 2011	•	TC PipeLines, LP	•	TransCanada Corporation (25% Interest in Gas Transmission Northwest LLC and Bison Pipelines LLC)

        BMO Capital Markets reviewed, among other information, transaction values of the selected pipelines transactions based on the consideration paid or proposed to be paid for the target companies or assets involved in the selected pipelines transactions as a multiple of such target company's or asset's one-year forward estimated EBITDA as publicly disclosed in connection with the relevant transaction or based on publicly available research analysts' or analyst estimates. Financial data of the selected pipelines transactions were based on publicly available research analysts' or analyst estimates, as the case may be, and public filings. Financial data of the Company's Pipelines segment was based on the Company forecasts and public filings.

        The overall low to high one-year forward estimated EBITDA multiples observed for the selected pipelines transactions were 8.8x to 15.0x, with low to high one-year forward estimated EBITDA multiples observed for the selected Canadian pipelines transactions of 10.2x to 14.2x (with a median of 12.5x) and low to high one-year forward estimated EBITDA multiples observed for the selected U.S. pipelines transactions of 8.8x to 15.0x (with a median of 10.6x). BMO Capital Markets then applied a selected range of estimated EBITDA multiples of 10.5x to 12.5x derived from the selected pipelines transactions to the calendar year 2020 estimated adjusted EBITDA attributable to the Company's Pipelines segment and also took into account one-time and non-recurring items, as applicable, during the forecast period.

        The analyses described above indicated the following overall approximate implied per Restricted Voting Share equity value reference range, as compared to the Restricted Voting Share Consideration:

Implied Per Restricted Voting Share Equity Value Reference Range	Restricted Voting Share Consideration
$9.28 - $12.04	$15.23

        Discounted Cash Flow Analysis.    BMO Capital Markets performed a discounted cash flow analysis of the Company on a sum-of-the parts basis to observe an overall approximate implied per Restricted Voting Share equity value reference range based on approximate implied enterprise values for (i) the Company's Terminals segment both excluding and including certain strategic growth projects and (ii) the Company's Pipelines segment, in each case based on the Company forecasts.

        In evaluating the Company's Terminals segment, BMO Capital Markets calculated the estimated present value of the unlevered, after-tax free cash flows forecasted by the management of the Company to be generated by the Company's Terminals segment during the second half of the calendar year ending December 31, 2019 through the full calendar year ending December 31, 2024, both excluding and including certain strategic growth projects. BMO Capital Markets calculated terminal values for the Company's Terminals segment by applying to such segment's estimated EBITDA for the calendar year ending December 31, 2024, both excluding and including certain strategic growth projects, a selected range of EBITDA terminal multiples of 9.5x to 11.0x. The present values (as of June 30, 2019) of the cash flows and terminal values were then calculated using a selected range of discount rates of 7.0% to 8.0%.

        In evaluating the Company's Pipelines segment, BMO Capital Markets calculated the estimated present value of the unlevered, after-tax free cash flows forecasted by the management of the Company to be generated by the Company's Pipelines segment during the second half of the calendar year ending December 31, 2019 through the full calendar year ending December 31, 2024. BMO Capital Markets calculated terminal values for the Company's Pipelines segment by applying to such segment's estimated EBITDA for the calendar year ending December 31, 2024 a selected range of EBITDA terminal multiples of 10.5x to 12.0x. The present values (as of June 30, 2019) of the cash flows and terminal values were then calculated using a selected range of discount rates of 6.0% to 7.0%.

        The analyses described above indicated the following overall approximate implied per Restricted Voting Share equity value reference ranges, as compared to the Restricted Voting Share Consideration:

Implied Per Restricted Voting Share Equity Value Reference Range:
Excluding Strategic Growth Projects	Including Strategic Growth Projects	Restricted Voting Share Consideration
$9.31 - $11.44	$10.61 - $13.32	$15.23

  Pembina Financial Analysis

        Selected Public Companies Analysis.    BMO Capital Markets performed a selected public companies analysis of Pembina in which BMO Capital Markets reviewed certain financial and stock market information relating to Pembina and the KML selected pipelines companies excluding Pembina (collectively, the "Pembina selected companies").

        BMO Capital Markets reviewed, among other information, enterprise values, calculated as implied equity values based on closing stock or unit prices, as applicable, on August 19, 2019 plus the implied value of the general partner (as applicable), total debt, preferred equity and minority interests (as applicable) and less cash and cash equivalents, as a multiple of calendar year 2020 estimated EBITDA. Financial data for the Pembina selected companies were based on publicly available research analysts' estimates and public filings. Financial data for Pembina was based on the Pembina public estimates.

        The overall low to high calendar year 2020 estimated EBITDA multiples observed for the Pembina selected companies were 8.7x to 13.5x (with a median of 11.2x), as compared to the calendar year 2020 estimated EBITDA multiple for Pembina of 12.0x.

Certain Informational Factors

        BMO Capital Markets also observed certain additional information that was not considered part of its financial analyses with respect to its opinion but was noted for informational purposes, including the following:

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  historical closing prices of the Restricted Voting Shares during the period from January 4, 2019 to August 19, 2019, which indicated during such period low to high closing prices for the Restricted Voting Shares of approximately $10.70 to $16.04 per share;

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  historical closing prices of the Pembina Common Shares during the period from August 31, 2018 to August 19, 2019 and the closing price of the Pembina Common Shares on August 19, 2019 of $49.64 per share;

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  publicly available research analysts' price targets (as of August 19, 2019) for the Restricted Voting Shares and the Pembina Common Shares, which indicated on an undiscounted basis overall low to high target price ranges for the Restricted Voting Shares of approximately $11.00 to $15.00 per share (with a median of $13.50 per share) and for the Pembina Common Shares of approximately $49.00 to $61.00 per share (with a median of $56.00 per share); and

  •
  the historical average trading volume of the Pembina Common Shares during the 90-day period ended on August 19, 2019, which indicated that the number of the Pembina Common Shares issuable in the Arrangement (assuming, per the Company's management, that approximately 10.8 million Pembina Common Shares are issued to holders of Restricted Voting Shares) represented approximately five days of the historical trading volume of the Pembina Common Shares during such period.

Miscellaneous

        The Special Committee initially contacted BMO Capital Markets regarding a potential engagement in connection with the Arrangement in November 2018 and formally engaged BMO Capital Markets on December 10, 2018. Pursuant to such engagement, as amended, BMO Capital Markets has acted as financial advisor to the Special Committee with respect to BMO Capital Markets' opinion and the Company has agreed to pay BMO Capital Markets for its services an aggregate fee of $2.25 million in connection with BMO Capital Markets' engagement and delivery of its opinion, which fee was not contingent upon the successful completion of the Arrangement. In addition, the Company has agreed to reimburse BMO Capital Markets for certain expenses, including fees and disbursements of counsel, incurred in connection with BMO Capital Markets' engagement and to indemnify BMO Capital Markets and certain related parties against certain potential liabilities, including liabilities under applicable securities laws, arising out of BMO Capital Markets' engagement.

        As the Special Committee was aware, BMO Capital Markets and/or certain of its affiliates may provide additional financial advisory services to the Special Committee in connection with the Arrangement, for which services BMO Capital Markets would expect to receive compensation, and in the past have provided, currently are providing and in the future may provide certain financial advisory, investment banking, commercial banking, corporate finance and other services to the Company and/or certain of its affiliates (including KMI), for which BMO Capital Markets and its affiliates have received and would expect to receive compensation, including, during the period from November 1, 2016 to July 31, 2019, having acted or acting as (i) co-manager on certain equity capital markets transactions and (ii) lead arranger or participant on certain leveraged finance transactions, for which services described in clauses (i) and (ii) above BMO Capital Markets and/or certain of its affiliates received during such period aggregate fees of approximately $10.5 million from the Company.

        As the Special Committee also was aware, BMO Capital Markets and/or certain of its affiliates in the past have provided, currently are providing and in the future may provide certain financial advisory, investment banking, commercial banking, corporate finance and other services to Pembina and/or certain of its affiliates, for which BMO Capital Markets and its affiliates have received and would expect to receive compensation, including, during the period from November 1, 2016 to July 31, 2019, having acted or acting as (i) co-manager on certain equity capital markets transactions and as bookrunner or co-manager on certain debt capital markets transactions and (ii) participant and club deal member on certain leveraged finance transactions, for which services described in clauses (i) and (ii) above BMO Capital Markets and/or certain of its affiliates received during such period aggregate fees of approximately $13 million from Pembina.

        In the ordinary course of business, BMO Capital Markets and its affiliates from time to time for their own accounts and for the accounts of customers, and BMO Capital Markets and certain of its employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may effect transactions in, acquire, hold or sell, long or short positions, or trade, in debt, equity and other securities and financial instruments (including derivative securities, loans and other obligations) of, or investments in, KMI, the Company, Pembina or any other party that may be involved in the Arrangement or related transactions and their respective affiliates or any currency or commodity that may be involved in the Arrangement or related transactions. As of the date of BMO Capital Markets' opinion, BMO Capital Markets and its "designated professionals" (as such term is defined in Form 51-102F2) beneficially owned, directly and indirectly, in the aggregate, less than 1% of the outstanding Restricted Voting Shares.

        The Special Committee selected BMO Capital Markets to act as financial advisor with respect to BMO Capital Markets' opinion based on BMO Capital Markets' reputation, experience and familiarity with the Company and its businesses. BMO Capital Markets, together with its affiliates, is one of North America's largest investment banking firms and BMO Capital Markets and its affiliates, as part of their investment banking businesses, provide a full range of financial advisory and securities services and are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. BMO Capital Markets, together with its affiliates, has been a financial advisor in a significant number of transactions throughout North America involving public and private companies in various industry sectors and has extensive experience in transactions similar to the Arrangement and in preparing financial opinions.

Preferred Shares Opinion

        In connection with the proposed Arrangement, the Special Committee also requested that BMO Capital Markets evaluate the fairness, from a financial point of view, of the Preferred Share Consideration to be received by the holders of Preferred Shares pursuant to the Arrangement. For purposes of BMO Capital Markets' opinion rendered to the Special Committee on September 10, 2019 in respect of the Preferred Shares, (i) the term "Preferred Shares" refers to the Series 1 Preferred Shares and the Series 3 Preferred Shares unless otherwise noted, (ii) the term "Preferred Share Consideration" means, for each Preferred Share, one share of the corresponding series of Pembina Exchange Preferred Shares without regard to any accrued dividends payable in connection with the Arrangement, and (iii) BMO Capital Markets relied on the provisions of the Arrangement Agreement, which provide that the applicable series of Pembina Exchange Preferred Shares that comprise the Preferred Share Consideration will have substantially identical terms as those of the corresponding series of Preferred Shares. On September 10, 2019, at a meeting of the Special Committee held to evaluate the proposed exchange of the Preferred Shares for the Pembina Exchange Preferred Shares, BMO Capital Markets rendered an oral opinion, confirmed by delivery of a written opinion dated September 10, 2019, to the Special Committee to the effect that, as of that date and based on and subject to various assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken described in its opinion, the Preferred Share Consideration to be received by the holders of Preferred Shares pursuant to the Arrangement was fair, from a financial point of view, to such holders.

        The full text of BMO Capital Markets' written opinion, dated September 10, 2019, which describes the assumptions made, procedures followed, matters considered and limitations and qualifications on the review undertaken, is attached as Appendix G to this proxy statement and is incorporated herein by reference. The description of BMO Capital Markets' opinion set forth below is qualified in its entirety by reference to the full text of BMO Capital Markets' opinion. BMO Capital Markets' opinion was prepared at the request and for the benefit and use of the Special Committee (in its capacity as such) in connection with its evaluation of the Preferred Share Consideration from a financial point of view. In BMO Capital Markets' opinion regarding the Preferred Share Consideration, BMO Capital Markets expressed no view as to, and its opinion did not address, the specific terms of the Preferred Shares (or any other series of preferred shares of the Company) and the corresponding series of Pembina Exchange Preferred Shares, any consideration to be received in the Arrangement by holders of Restricted Voting Shares or by KMI or its affiliates in respect of the Special Voting Shares and associated Class B Units, any terms, aspects or implications of the contemplated sale by KMI to Pembina of KMI's interest in the U.S. regulated Cochin pipeline system or any terms (other than the Preferred Share Consideration), aspects or implications of the Arrangement or any related transactions. BMO Capital Markets also expressed no view as to, and its opinion did not address, the relative merits of the Arrangement and any other transactions or business strategies that may be available to the Company as alternatives to the Arrangement or the decision of the Special Committee or the Board of Directors to proceed with the Arrangement. BMO Capital Markets' opinion was not intended to be and did not constitute a recommendation to the Special Committee or the Board of Directors, and is not a recommendation to any security holder or any other party, on how to act or vote with respect to the Arrangement, any related transactions or any other proposals or matters.

        In connection with BMO Capital Markets' opinion, BMO Capital Markets made such reviews, analyses and inquiries as BMO Capital Markets deemed necessary and appropriate under the circumstances. Among other things, BMO Capital Markets:

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  reviewed an execution version, provided to BMO Capital Markets on September 10, 2019, of the Arrangement Agreement (as amended and restated);

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  held discussions with members of the Special Committee regarding matters pertaining to the Preferred Shares, the Pembina Class A Preferred Shares and the Pembina Exchange Preferred Shares and also discussed with a member of the senior management of Pembina discussions held by Pembina with certain credit rating agencies prior to execution and public announcement of the Original Arrangement Agreement;

  •
  compared certain publicly available stock market information, credit ratings and other information relating to the Company, Pembina, the Preferred Shares and the Pembina Class A Preferred Shares that BMO Capital Markets deemed to be relevant;

  •
  reviewed the financial terms of the Preferred Shares and the Pembina Class A Preferred Shares as disclosed in public filings of the Company and Pembina, respectively;

  •
  compared, based on publicly available information, historical yields for the Preferred Shares and the Pembina Class A Preferred Shares that BMO Capital Markets deemed to be relevant;

  •
  compared, based on publicly available information, historical yields for the Preferred Shares and preferred shares of certain publicly traded companies that BMO Capital Markets deemed to be relevant;

  •
  compared, based on historical trading volumes, the liquidity of the Preferred Shares and the Pembina Class A Preferred Shares;

  •
  reviewed a certificate addressed to BMO Capital Markets from the senior management of the Company containing, among other things, representations regarding the accuracy and completeness of certain information, data and other materials (financial or otherwise) provided to or otherwise reviewed by or discussed with BMO Capital Markets; and

  •
  performed such other studies and reviews, and conducted such discussions as BMO Capital Markets deemed appropriate.

        BMO Capital Markets assumed and relied on the accuracy and completeness of all information provided to or otherwise reviewed by or discussed with BMO Capital Markets, whether obtained from the Company, Pembina and/or their respective affiliates, representatives and advisors or from other sources. BMO Capital Markets did not independently verify (nor assume any obligation to verify) any such information or undertake an independent valuation or appraisal of the assets or liabilities (contingent, accrued, derivative, off-balance sheet or otherwise) of the Company, Pembina or any other entity, nor was BMO Capital Markets furnished with any such valuation or appraisal. Furthermore, BMO Capital Markets did not assume any obligation to conduct, and did not conduct, any physical inspection of the properties, facilities or assets of the Company, Pembina or any other entity. BMO Capital Markets did not evaluate the solvency or fair value of the Company, Pembina or any other entity under any provincial, state, federal or other laws relating to bankruptcy, insolvency or similar matters. With respect to outstanding litigation or proceedings involving the Company or Pembina, BMO Capital Markets assumed, without independent verification, that the outcome of any such litigation or proceedings would not be meaningful in any respect to BMO Capital Markets' opinion. BMO Capital Markets also assumed that all required governmental, regulatory or other approvals, consents, releases, waivers and agreements in connection with the consummation of the Arrangement or otherwise would be obtained and that no delays, limitations, restrictions, terms, conditions or other actions, including any divestiture or other requirements, amendments or modifications, would be imposed or occur that would be meaningful in any respect to BMO Capital Markets' opinion. BMO Capital Markets further assumed that the Arrangement would be consummated in accordance with the terms of the Arrangement Agreement and related documents and in compliance with all applicable laws, documents and other requirements, that the representations and warranties of each party contained in the Arrangement Agreement would be true and correct, that each party would perform all of the covenants and agreements required to be performed by it under the Arrangement Agreement and that all conditions to the consummation of the Arrangement would be satisfied, in each case without waiver, modification or amendment. In addition, BMO Capital Markets assumed that the Arrangement would qualify for its intended tax treatment. BMO Capital Markets also assumed that the final Arrangement Agreement (as amended and restated) would not differ in any material respect from the execution version of such Arrangement Agreement reviewed by BMO Capital Markets.

        With respect to the information utilized for purposes of BMO Capital Markets' opinion, BMO Capital Markets assumed, without independent investigation, that such information is a reasonable basis upon which to evaluate the Preferred Shares, the Pembina Class A Preferred Shares, the Pembina Exchange Preferred Shares and the other matters covered thereby. BMO Capital Markets expressed no opinion with respect to any such information or the assumptions on which such information was based. BMO Capital Markets also assumed, without independent verification, that there had been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company or Pembina since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to or otherwise reviewed by or discussed with BMO Capital Markets that would be meaningful in any respect to its opinion and that there was no information or any facts that would make any of such information incomplete or misleading. BMO Capital Markets expressed no view in its opinion as to, and its opinion did not address, the terms upon which certain assets, rights, interests and properties of the Company are subject to rights of first refusal, rights of first offer or other rights and the potential implications thereof and BMO Capital Markets further assumed that there would be no developments with respect to any such matters that would have an adverse effect on the Company, Pembina or the Arrangement (including the contemplated benefits thereof) or that otherwise would be meaningful in any respect to BMO Capital Markets' analyses or opinion. BMO Capital Markets also assumed that credit ratings and related information for Pembina and the Pembina Class A Preferred Shares would not be adversely impacted as a result of the Arrangement or any related transactions and that credit ratings and related information, when available, for the Pembina Exchange Preferred Shares would be the same as those for the Pembina Class A Preferred Shares.

        The issuance of BMO Capital Markets' opinion was approved by BMO Capital Markets' fairness opinion committee, the members of which committee are collectively experienced in merger and acquisition and capital markets transactions and related valuation, opinion and other matters. BMO Capital Markets' opinion was necessarily based upon financial, economic, market and other conditions and circumstances as they existed and could be evaluated, and the information made available to BMO Capital Markets, as of the date of its opinion. BMO Capital Markets did not undertake, and is under no obligation, to update, revise, reaffirm or withdraw its opinion, or otherwise comment on or consider events occurring or coming to BMO Capital Markets' attention after the date of its opinion. Without limiting the foregoing, if BMO Capital Markets learns that any of the information BMO Capital Markets relied upon in preparing its opinion was inaccurate, incomplete or misleading in any material respect, BMO Capital Markets reserves the right to change or withdraw its opinion. As the Special Committee was aware, the credit, financial and stock markets, and the industries in which the Company and Pembina operate, have experienced and may continue to experience volatility and BMO Capital Markets expressed no view in its opinion as to, and its opinion did not address, any potential effects of such volatility on the Company, Pembina, the Arrangement (including the contemplated benefits thereof) or related transactions.

        BMO Capital Markets' opinion addressed the fairness, from a financial point of view and as of the date of such opinion, of the Preferred Share Consideration (to the extent expressly specified in such opinion), without regard to any other securities (or class or series of securities) of the Company or individual circumstances of specific holders (whether by virtue of control, voting, liquidity or otherwise) which may distinguish such holders or the securities (or class or series of securities) of the Company held by such holders nor did BMO Capital Markets' opinion in any way address any other consideration payable in connection with the Arrangement or any related transactions or proportionate allocation or relative fairness. In connection with BMO Capital Markets' engagement, BMO Capital Markets was not requested to, and it did not, undertake a third-party solicitation process on behalf of the Company with respect to the acquisition of all or a part of the Company; however, BMO Capital Markets discussed with the management of the Company the results of a third-party solicitation process previously conducted on behalf of the Company. BMO Capital Markets expressed no view in its opinion as to, and its opinion did not address, the relative merits of the Arrangement and any other transactions or business strategies that may be available to the Company as alternatives to the Arrangement or the decision of the Special Committee or the Board of Directors to proceed with the Arrangement. BMO Capital Markets also expressed no view in its opinion as to, and its opinion did not address, the specific terms of the Preferred Shares (or any other series of preferred shares of the Company) and the corresponding series of Pembina Exchange Preferred Shares, any consideration to be received in the Arrangement by holders of Restricted Voting Shares or by KMI or its affiliates in respect of the Special Voting Shares and associated Class B Units, any terms, aspects or implications of the contemplated sale by KMI to Pembina of KMI's interest in the U.S. regulated Cochin pipeline system or any terms (other than the Preferred Share Consideration), aspects or implications of the Arrangement, including the form or structure of the Arrangement or any related transactions, any accrued dividends payable in connection with the Arrangement in respect of the Preferred Shares or any terms, aspects or implications of any support agreement, transition services agreement or other agreement, arrangement or understanding to be entered into in connection with or contemplated by the Arrangement, any related transactions or otherwise. In addition, BMO Capital Markets expressed no view in its opinion as to, and its opinion did not address, the fairness, financial or otherwise, of the amount or nature of any compensation or other consideration payable to or to be received by any officers, directors or employees of any parties to the Arrangement or any related transactions, or any class of such persons, relative to the Preferred Share Consideration or otherwise. BMO Capital Markets is not an expert in and BMO Capital Markets expressed no view in its opinion as to, and its opinion did not address, any legal, regulatory, tax, accounting or similar matters, including as to tax or other consequences of the Arrangement or otherwise or changes in, or the impact of, accounting standards or tax and other laws, regulations and governmental and legislative policies affecting the Company, Pembina or the Arrangement (including the contemplated benefits thereof), and BMO Capital Markets relied upon the assessments of representatives of the Company as to such matters. BMO Capital Markets also expressed no view in its opinion as to, and its opinion did not address, the actual value of the Pembina Exchange Preferred Shares or other securities of Pembina when issued pursuant to the Arrangement or otherwise or the prices at which the Preferred Shares (or any other series of preferred shares of the Company), the Pembina Exchange Preferred Shares or any other securities of the Company or Pembina would trade or be transferable at any time, including following the announcement or consummation of the Arrangement.

        In preparing its opinion, BMO Capital Markets observed a variety of financial and comparative matters, including those described below. The summary below is not a complete description of BMO Capital Markets' opinion or the observations underlying, and factors considered in connection with, BMO Capital Markets' opinion. The preparation of a financial opinion is a complex process involving various determinations as to the most appropriate and relevant methods of review and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to summary description. BMO Capital Markets arrived at its ultimate opinion based on the results of all observations and factors assessed as a whole, and it did not draw, in isolation, conclusions from or with regard to any one factor or method of review. Accordingly, BMO Capital Markets believes that such observations and factors must be considered as a whole and in context and that selecting portions of such observations and factors, without considering all observations and factors or the narrative description of such observations and factors, could create a misleading or incomplete view of the processes underlying its opinion.

        In its review, BMO Capital Markets considered industry performance, general business, economic, market and financial conditions and other matters existing as of the date of its opinion, many of which are beyond the control of the Company and Pembina. No company or security reviewed is identical or directly comparable to the Company, the Preferred Shares, the Pembina Class A Preferred Shares or the Pembina Exchange Preferred Shares, nor is such evaluation entirely mathematical; rather, such review involves complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading of the companies or securities reviewed or the results observed.

        Estimates contained in or results from any particular observation are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by such observations. In addition, observations relating to the value or other attributes of securities do not purport to be appraisals or to reflect the prices at which securities actually may be sold or acquired. Accordingly, the estimates used in, and the results derived from, BMO Capital Markets' observations are inherently subject to substantial uncertainty.

        BMO Capital Markets was not requested to, and it did not, recommend or determine the specific consideration payable in the Arrangement. The type and amount of consideration payable in the Arrangement were determined through negotiations between the Company and Pembina and the decision to recommend and enter into the Arrangement Agreement was solely that of the Special Committee and the Board of Directors, as applicable. BMO Capital Markets' opinion was only one of many factors considered by the Special Committee in its evaluation of the Arrangement and should not be viewed as determinative of the views of the Special Committee, the Board of Directors or the management of the Company with respect to the Arrangement or the Preferred Share Consideration.

Financial Observations

        The summary of the financial observations described below under this heading "—Financial Observations" is a summary of the material financial observations prepared and reviewed with the Special Committee in connection with BMO Capital Markets' opinion, dated September 10, 2019. The summary set forth below does not purport to be a complete description of the financial observations prepared by, and underlying the opinion of, BMO Capital Markets, nor does the order of the financial observations described represent the relative importance or weight given to those financial observations by BMO Capital Markets. Future results may differ from those described and such differences may be material. Dollar amounts are reflected in Canadian Dollars.

        Financial Terms of the Preferred Shares and the Pembina Exchange Preferred Shares.    BMO Capital Markets reviewed the financial terms of the Preferred Shares as disclosed in the Company's public filings. BMO Capital Markets noted, as contemplated by the Arrangement Agreement, that the applicable series of Pembina Exchange Preferred Shares will have substantially identical terms as those of the corresponding series of Preferred Shares.

        Comparison of Credit Ratings.    BMO Capital Markets compared credit ratings and certain related information regarding the Company, Pembina, the Preferred Shares and the Pembina Class A Preferred Shares made publicly available by certain credit rating agencies as of September 9, 2019. BMO Capital Markets observed that the issuer ratings and outlook for the Company and Pembina and the ratings for the Preferred Shares and the Pembina Class A Preferred Shares reviewed by BMO Capital Markets were the same for the Company and Pembina and for the Preferred Shares and the Pembina Class A Preferred Shares. BMO Capital Markets noted publicly available commentary of certain credit rating agencies following announcement of the Arrangement and prior to September 9, 2019 indicating the lack of an expected impact of the Arrangement on such issuer ratings of Pembina. BMO Capital Markets also observed, based on publicly available research analysts' estimates and public filings, that the ratio of calendar year 2020 estimated EBITDA of the Company (less interest) to the aggregate annual amount of dividend payments to the holders of Preferred Shares was 6.4x, as compared to the ratio of calendar year 2020 estimated EBITDA of Pembina (less interest and pro forma for the Arrangement and related transactions) to the combined aggregate annual amount of dividend payments to the holders of Preferred Shares and Pembina Class A Preferred Shares of 19.8x.

        Comparison of the Preferred Shares and the Pembina Class A Preferred Shares.    BMO Capital Markets compared certain financial terms of the Preferred Shares and the Pembina Class A Preferred Shares based on publicly available information. BMO Capital Markets observed, among other things, the similarity of the Government of Canada benchmark yields at issuance, reset spreads and credit ratings for cumulative redeemable minimum rate reset Class A preferred shares, Series 21, of Pembina ("Pembina Existing Series 21 Preferred Shares") with those for the Preferred Shares. BMO Capital Markets also noted that the Pembina Existing Series 21 Preferred Shares and the Series 1 Preferred Shares and the Series 3 Preferred Shares were issued within a short time period of each other (December 7, 2017, in the case of the Pembina Existing Series 21 Preferred Shares, and August 15, 2017 and December 15, 2017, in the case of the Series 1 Preferred Shares and the Series 3 Preferred Shares).

        BMO Capital Markets also compared the historical yields of the Pembina Existing Series 21 Preferred Shares and the Preferred Shares during the period from December 7, 2017 to September 9, 2019, in the case of the Series 1 Preferred Shares, and December 15, 2017 to September 9, 2019, in the case of the Series 3 Preferred Shares, based on public filings and other publicly available information. BMO Capital Markets observed that the Pembina Existing Series 21 Preferred Shares generally traded at lower historical yields than the Series 1 Preferred Shares and the Series 3 Preferred Shares during such periods, as applicable, with a mean difference between such historical yields of the Pembina Existing Series 21 Preferred Shares and the Series 1 Preferred Shares during the period from December 7, 2017 to September 9, 2019 of approximately 0.30% and a mean difference between such historical yields of the Pembina Existing Series 21 Preferred Shares and the Series 3 Preferred Shares during the period from December 15, 2017 to September 9, 2019 of approximately 0.29%.

        Comparison of Current Yields of the Preferred Shares and Preferred Shares of Selected Public Companies.    BMO Capital Markets reviewed certain publicly available financial and stock market information relating to the Preferred Shares and preferred shares issued by the following three selected publicly traded companies that BMO Capital Markets considered generally relevant as companies with operations in the power and energy infrastructure industry that have issued minimum rate reset preferred shares with preferred share ratings made publicly available by certain credit rating agencies of P3 (the "selected preferred shares"):

  •
  AltaGas Ltd.

  •
  Capital Power Corporation

  •
  Pembina Pipeline Corporation

        BMO Capital Markets reviewed, among other information, current yields that were publicly available on September 9, 2019 based on public filings and other publicly available information. BMO Capital Markets observed that the overall low to high current yields for the selected preferred shares were approximately 5.52% to 6.93%, as compared to the current yields for the Series 1 Preferred Shares and the Series 3 Preferred Shares of approximately 5.74% and 5.80%, respectively.

        Comparison of Liquidity of the Preferred Shares and the Pembina Class A Preferred Shares.    BMO Capital Markets compared the aggregate historical average daily value of the Preferred Shares and the Pembina Class A Preferred Shares traded during the 30-day, 60-day and 90-day periods ended on September 9, 2019 based on publicly available information. BMO Capital Markets noted that $550 million aggregate principal amount of the Preferred Shares was issued by the Company and $2,495 million aggregate principal amount of the Pembina Class A Preferred Shares was issued by Pembina. BMO Capital Markets observed that the aggregate historical average daily value of the Preferred Shares and the Pembina Class A Preferred Shares traded during such periods ranged from approximately $0.6 million to $0.7 million and approximately $2.8 million to $3.0 million, respectively.

Miscellaneous

        On August 23, 2019, the Special Committee separately formally engaged BMO Capital Markets as financial advisor to the Special Committee with respect to BMO Capital Markets' opinion regarding the Preferred Share Consideration and the Company has agreed to pay BMO Capital Markets for its services an aggregate fee of $1.0 million in connection with BMO Capital Markets' engagement and delivery of its opinion regarding the Preferred Share Consideration, which fee was not contingent upon the successful completion of the Arrangement. In addition, the Company has agreed to reimburse BMO Capital Markets for certain expenses, including fees and disbursements of counsel, incurred in connection with BMO Capital Markets' engagement and to indemnify BMO Capital Markets and certain related parties against certain potential liabilities, including liabilities under applicable securities laws, arising out of BMO Capital Markets' engagement.

        As the Special Committee was aware, BMO Capital Markets and/or certain of its affiliates in the past have provided, currently are providing and in the future may provide certain financial advisory, investment banking, commercial banking, corporate finance and other services to the Company and/or certain of its affiliates (including KMI), for which BMO Capital Markets and its affiliates have received and would expect to receive compensation, including, during the period from November 1, 2016 to July 31, 2019, having acted or acting as (i) co-manager on certain equity capital markets transactions and (ii) lead arranger or participant on certain leveraged finance transactions, for which services described in clauses (i) and (ii) above BMO Capital Markets and/or certain of its affiliates received during such period aggregate fees of approximately $10.5 million from the Company.

        As the Special Committee also was aware, BMO Capital Markets and/or certain of its affiliates in the past have provided, currently are providing and in the future may provide certain financial advisory, investment banking, commercial banking, corporate finance and other services to Pembina and/or certain of its affiliates, for which BMO Capital Markets and its affiliates have received and would expect to receive compensation, including, during the period from November 1, 2016 to July 31, 2019, having acted or acting as (i) co-manager on certain equity capital markets transactions and as bookrunner or co-manager on certain debt capital markets transactions and (ii) participant and club deal member on certain leveraged finance transactions, for which services described in clauses (i) and (ii) above BMO Capital Markets and/or certain of its affiliates received during such period aggregate fees of approximately $13 million from Pembina.

        In the ordinary course of business, BMO Capital Markets and its affiliates from time to time for their own accounts and for the accounts of customers, and BMO Capital Markets and certain of its employees and affiliates as well as investment funds in which they may have financial interests or with which they may co-invest, may effect transactions in, acquire, hold or sell, long or short positions, or trade, in debt, equity and other securities and financial instruments (including derivative securities, loans and other obligations) of, or investments in, KMI, the Company, Pembina or any other party that may be involved in the Arrangement or related transactions and their respective affiliates or any currency or commodity that may be involved in the Arrangement or related transactions. As of the date of BMO Capital Markets' opinion, BMO Capital Markets and its "designated professionals" (as such term is defined in Form 51-102F2) beneficially owned, directly and indirectly, in the aggregate, less than 1% of the outstanding Preferred Shares.

        The Special Committee selected BMO Capital Markets to act as financial advisor with respect to BMO Capital Markets' opinion based on BMO Capital Markets' reputation, experience and familiarity with the Company and its businesses. BMO Capital Markets, together with its affiliates, is one of North America's largest investment banking firms and BMO Capital Markets and its affiliates, as part of their investment banking businesses, provide a full range of financial advisory and securities services and are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. BMO Capital Markets, together with its affiliates, has been a financial advisor in a significant number of transactions throughout North America involving public and private companies in various industry sectors and has extensive experience in transactions similar to the Arrangement and in preparing financial opinions.

Projected Financial Information

        Set forth below is a summary of certain projected financial information that was prepared by Company management and furnished to BMO Capital Markets for its use and reliance in connection with its financial analyses and opinion described under "The Arrangement—Opinions of the Special Committee's Financial Advisor—Restricted Voting Shares". Such financial analyses, together with the projected financial information, were furnished to the Special Committee for purposes of evaluating the proposed Arrangement.

(in millions)	2019E	2020E	2021E	2022E	2023E	2024E
Terminals segment:
EBITDA-excluding growth projects(1)	$181	$144	$130	$132	$133	$136
Unlevered, free cash flow-excluding growth projects(2)	$162	$121	$107	$109	$110	$113
EBITDA-including growth projects(1)	$181	$146	$141	$151	$180	$187
Unlevered, free cash flow-including growth projects(2)	$127	$56	$45	$49	$101	$163
Pipelines segment:
EBITDA(1)	$33	$33	$35	$32	$33	$34
Unlevered, free cash flow(2)	$32	$32	$22	$32	$33	$34

Notes:

(1)
EBITDA is defined as segment earnings, plus depreciation, depletion and amortization, or DD&A.

(2)
Unlevered, free cash flow is defined as EBITDA, less capital expenditures.

        The above measures are not measures of financial performance under GAAP or any other system of accounting and should not be considered as alternatives to net income, operating income, or other performance measures derived in accordance with GAAP. The Company's computations of these measures may differ from similarly titled measures used by others. The Company does not provide forecasted income from continuing operations (the GAAP financial measure most directly comparable to the non-GAAP financial measures EBITDA and unlevered free cash flow) given the impracticality of quantifying certain amounts required by GAAP, such as realized and unrealized foreign currency gains and losses and potential changes in estimates for certain contingent liabilities.

        The foregoing projected financial information is based on the following principal assumptions:

  •
  Corporate general and administrative expenses are allocated to the Terminals and Pipelines segments at approximately 77% and 23%, respectively.

  •
  Growth capital expenditures are assumed for the Terminals segment, but no growth capital expenditures are assumed for the Pipelines segment. All capital expenditures include capitalized overhead.

        The foregoing projected financial information was not prepared with a view toward compliance with the published guidelines of the SEC, the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information, GAAP or any other system of accounting. The projected financial information is not included in this proxy statement to influence the decision of Voting Shareholders on how to vote on the Arrangement and should not be relied upon for such purpose.

        The projected financial information is based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of the Company's management. Important factors that may affect actual results and cause the projected financial information not to be achieved include, but are not limited to, risks and uncertainties relating to the Company's business (including its ability to achieve strategic goals, objectives and targets over applicable periods), industry performance, the regulatory environment, general business and economic conditions and other matters described under the sections entitled "Forward-Looking Statements" and "Risk Factors." The projected financial information also reflects assumptions as to certain business decisions that are subject to change. As a result, actual results may differ materially from those contained in the projected financial information. Accordingly, there can be no assurance that the forecasted results will be realized.

        The inclusion of the projected financial information in this proxy statement should not be regarded as an indication that any of the Company or its officers, directors, affiliates, advisors or other representatives considered the projected financial information to be necessarily predictive of actual future events, and the projected financial information should not be relied upon as such. None of the Company or any of its officers, directors, affiliates, advisors or other representatives can give you any assurance that actual results will not differ from the projected results. Except as required by applicable law, the Company undertakes no obligation to update or otherwise revise or reconcile the projected financial information to reflect circumstances existing after the date the projected financial information was generated or to reflect the occurrence of future events in the event that any or all of the assumptions underlying the projections are shown to be in error or for any other reason. The Company does not intend to make publicly available any update or other revision to the projected financial information. The Company makes no representation to any Shareholder or other person regarding the Company's ultimate performance compared to the information contained in the projected financial information or that projected results will be achieved. The projected financial information included in this document has been prepared by, and is the responsibility of, the Company's management. Neither PricewaterhouseCoopers LLP (United States) nor PricewaterhouseCoopers LLP (Canada), the successor and predecessor independent registered public accountants of the Company, respectively, have audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the accompanying projected financial information and, accordingly, neither PricewaterhouseCoopers LLP (United States) nor PricewaterhouseCoopers LLP (Canada) express an opinion or any other form of assurance with respect thereto. The PricewaterhouseCoopers LLP (United States) and the PricewaterhouseCoopers LLP (Canada) reports incorporated by reference in this document relate to the Company's previously issued financial statements. It does not extend to the projected financial information and should not be read to do so.

The Arrangement Agreement

General

        The Arrangement will be effected pursuant to the Arrangement Agreement which provides for the implementation of the Plan of Arrangement. The Arrangement Agreement contains covenants,

representations and warranties of and from each of the Company and Pembina and various conditions precedent, both mutual and with respect to each of the Company and Pembina.

        Unless all of such conditions are satisfied or waived by the Party for whose benefit such conditions exist, to the extent they may be capable of waiver, the Arrangement will not proceed. There is no assurance that the conditions will be satisfied or waived on a timely basis, or at all.

        The following is a summary of certain provisions of the Arrangement Agreement and is qualified in its entirety by the full text of the Arrangement Agreement, set forth in Appendix C to this proxy statement, a copy of which is filed under the Company's profile on SEDAR at www.sedar.com and under the Company's profile on EDGAR at www.sec.gov/edgar. Shareholders are urged to read the Arrangement Agreement in its entirety.

Representations and Warranties and Covenants Relating to the Conduct of Business of the Parties

        The Arrangement Agreement contains certain customary representations and warranties of each of the Company and Pembina relating to, among other things, their respective organization, capitalization, execution and binding obligations, operations, compliance with Laws and regulations and other matters, including their authority to enter into the Arrangement Agreement and to consummate the Arrangement. For the complete text of the applicable provisions, see Section 3.1, Schedule C, Section 4.1 and Schedule D of the Arrangement Agreement.

        In addition, pursuant to the Arrangement Agreement, each of the Parties has covenanted, among other things, until the earlier of the completion of the Arrangement or the termination of the Arrangement Agreement, to maintain and preserve their respective businesses and refrain from taking certain actions outside the ordinary course. In particular, among other things, Pembina has agreed that it will not, and will not permit any of its Subsidiaries to, directly or indirectly, during such period without the prior written consent of the Company: (i) dispose of, or encumber, any assets of Pembina or its Subsidiaries with a value, individually or in the aggregate, exceeding $2.0 billion; or (ii) acquire any assets with a value individually or in the aggregate exceeding $2.0 billion. Meanwhile, the Company has agreed, among other things, that it will not, and will not permit any of its Subsidiaries to, directly or indirectly, during such period without the prior written consent of Pembina: (i) dispose of, or encumber, any assets with a value, individually or in the aggregate, exceeding $10.0 million; (ii) acquire any assets with a value, individually or in the aggregate, exceeding $10 million; (iii) make any capital expenditure with a value, individually or in the aggregate, exceeding $10.0 million; (iv) incur any indebtedness in excess of $5.0 million; (v) enter into, modify or terminate any material contracts; or (vi) settle any material litigation or actions, other than as set forth in the Company Disclosure Letter and, in the case of (ii), (iii) and (iv) above, expressly contemplated in the Company's capital expenditure budget made available to Pembina by the Company.

        For the complete text of the applicable provisions, see Sections 5.1 and 5.2 of the Arrangement Agreement.

Additional Covenants

        Employment and Benefit Matters.    The Company has agreed, among other things, not to take certain actions without the prior written consent of Pembina, in respect of issuing, granting or accelerating any Company Awards or other incentives, other than as set out in the Arrangement Agreement, and making any general salary increase or changes to compensation or severance of existing employees. For the complete text of the applicable provision, see Section 5.3 of the Arrangement Agreement.

        Mutual Covenants.    The Parties have agreed to use their commercially reasonable efforts to satisfy (or cause the satisfaction of) the conditions precedent to their respective obligations under the

Arrangement Agreement, and to take or cause all such necessary actions to be taken to complete and give effect to the Arrangement. In particular, the Parties have agreed to use their commercially reasonable efforts to obtain all necessary waivers, consents and approvals required to be obtained, including all Regulatory Approvals. For the complete text of the applicable provision, see Section 5.4 of the Arrangement Agreement.

        Rights of First Refusal.    The Parties have acknowledged that some of the assets, rights, interests and property of the Company Operating Entities are subject to rights of first refusal, rights of first offer, or other pre-emptive rights of purchase (any such rights, the "Rights of First Refusal"). The Company has agreed, as soon as practicable following the execution of the Arrangement Agreement, to cause the applicable notifications to be sent to such holders of Rights of First Refusal and to advise Pembina of such exercise or waiver thereunder, provided that the entering into of any agreement or amendment or waiver of an existing agreement, between the Company, or its Subsidiaries and a counter party to a Right of First Refusal shall require the prior written approval of Pembina. For the complete text of the applicable provision, see Section 5.8 of the Arrangement Agreement.

        Replacement of KMI Credit Support.    Pembina has agreed to (or to cause its affiliates to) use commercially reasonable efforts to cause the replacement of the Existing Credit Support in favour of the existing beneficiaries therefor as of the Effective Time, which shall include the return, cancellation or release of the Existing Credit Support. For the complete text of the applicable provision, see Section 5.9 of the Arrangement Agreement.

        Cochin Financial Resources Plan.    The Parties have agreed to complete and file with the CER such notifications as are required by the CER to reflect the change in financial resources in respect of the Cochin Financial Resources Plan, which filing will request that Pembina (or its applicable affiliate) wishes to assume all obligations in connection with the Cochin Financial Resources Plan for events arising after the Effective Date and will provide a replacement plan with respect to financial assurances acceptable to the CER to permit the cancellation of the existing insurance program. For the complete text of the applicable provision, see Section 5.10 of the Arrangement Agreement.

Mutual Conditions

        The respective obligations of Pembina and the Company to consummate the transactions contemplated by the Arrangement Agreement, and in particular the Arrangement, are subject to the satisfaction, on or before the Effective Date or such other time specified, of the following conditions, any of which may be waived by the mutual consent of Pembina and the Company, without prejudice to their right to rely on any other of such conditions:

  (a)
  the Interim Order shall have been obtained on terms consistent with the Arrangement and in form and substance satisfactory to each of the Parties, acting reasonably, and such order shall not have been set aside or modified in a manner unacceptable to either of the Parties, acting reasonably, on appeal or otherwise;

  (b)
  the Arrangement Resolution shall have been passed by the Voting Shareholders at the Voting Shareholders' Meeting in accordance with the Interim Order;

  (c)
  the Final Order shall have been obtained on terms consistent with the Arrangement and in form and substance satisfactory to each of the Parties, acting reasonably, and such order shall not have been set aside or modified in a manner unacceptable to either of the Parties, acting reasonably, on appeal or otherwise;

  (d)
  each Key Regulatory Approval shall have been made, given, obtained or occurred, as the case may be, and any such approval shall be in full force and effect and shall not have been modified or invalidated in any manner;

  (e)
  all Regulatory Approvals (other than the Key Regulatory Approvals) required to be obtained, shall have been made, given, obtained or occurred, as the case may be, on terms and conditions acceptable to the Parties, each acting reasonably, and such Regulatory Approvals shall be in full force and effect, and all applicable domestic and foreign statutory and regulatory waiting periods necessary to complete the Arrangement shall have expired or have been terminated and no unresolved material objection or opposition shall have been filed, initiated or made, except where the failure or failures to obtain such Regulatory Approvals, or for the applicable waiting periods to have expired or terminated, would not be reasonably expected to have a Material Adverse Effect in respect of either Pembina and its Subsidiaries, taken as a whole (either before or after the completion of the Arrangement) or the Company and its Subsidiaries, taken as a whole;

  (f)
  the conditional approval to the listing of the Pembina Common Shares issuable pursuant to the Arrangement on the TSX, and approval, subject to official notice of issuance, of the listing of the Pembina Common Shares issuable pursuant to the Arrangement on the NYSE, and, if the Preferred Share Condition is satisfied, the conditional approval of the listing of the Pembina Exchange Preferred Shares issuable pursuant to the Arrangement on the TSX, shall have been obtained;

  (g)
  no Law (whether temporary, preliminary or permanent) regulation, policy, judgment, decision, order, ruling or directive (whether or not having the force of Law) shall be in effect or shall have been enacted, promulgated, amended or applied by any Governmental Entity, which prevents, prohibits or makes the consummation of the Arrangement illegal or otherwise prohibits or enjoins Pembina or the Company from consummating the Arrangement, or that would be reasonably expected to have a Material Adverse Effect in respect of either Pembina and its Subsidiaries, taken as a whole (either before or after the completion of the Arrangement) or the Company and its Subsidiaries, taken as a whole;

  (h)
  no act, action, suit, proceeding, objection, opposition, order or injunction shall have been taken, entered or promulgated by any Governmental Entity, whether or not having the force of Law, which prevents, prohibits or makes the consummation of the Arrangement illegal or otherwise prohibits or enjoins Pembina or the Company from consummating the Arrangement or that would be reasonably expected to have a Material Adverse Effect in respect of either Pembina and its Subsidiaries, taken as a whole (either before or after the completion of the Arrangement) or the Company and its Subsidiaries, taken as a whole;

  (i)
  the Company, Cochin ULC and KMI shall have entered into the Parent Agreement; and

  (j)
  the Parties shall have satisfactory evidence that all of the conditions to closing of the transactions contemplated by the Cochin Purchase Agreement have been, or will be prior to the Effective Time, satisfied or waived, and that the closing of the transactions contemplated by the Cochin Purchase Agreement will be completed on the Effective Date.

Conditions to the Obligations of Pembina

        The obligation of Pembina to consummate the transactions contemplated by the Arrangement Agreement, and in particular the Arrangement, is subject to the satisfaction, on or before the Effective Date or such other time specified of the following conditions:

  (a)
  the representations and warranties made by the Company in the Arrangement Agreement shall be true and correct (or, in certain cases, materially true and correct) as of the Effective Date as if made on and as of such date (except to the extent such representations and warranties speak as of an earlier date and except it being understood that the number of Restricted Voting Shares outstanding as described in paragraph (j) of Schedule E of the Arrangement Agreement may increase from the number outstanding on the date of the Arrangement Agreement solely as a result of vesting of Company Awards and that the number of Company Awards may change due to their vesting, expiry or termination in accordance with their terms), except, in certain cases only, where the failure of such representations and warranties to be true and correct, individually or in the aggregate, would not result in a Material Adverse Change in respect of the Company and its Subsidiaries, taken as a whole, and the Company will have provided to Pembina a certificate of two executive officers of the Company (on behalf of the Company and without personal liability) certifying the foregoing on the Effective Date;

  (b)
  the Company shall have complied in all material respects with its covenants in the Arrangement Agreement to be complied with by it on or prior to the Effective Time, and the Company shall have provided to Pembina a certificate of two executive officers of the Company (on behalf of the Company and without personal liability) certifying compliance with such covenants on the Effective Date;

  (c)
  no Material Adverse Change in respect of the Company and its Subsidiaries, taken as a whole, shall have occurred after the date of the Arrangement Agreement and prior to the Effective Date;

  (d)
  holders of less than 50% of the outstanding Restricted Voting Shares shall have validly exercised Dissent Rights in respect of the Arrangement that have not been withdrawn as of the Effective Date; and

  (e)
  the Company and KMI shall have entered into the Transition Services Agreement.

        The foregoing conditions are for the exclusive benefit of Pembina and may be asserted by Pembina regardless of the circumstances or may be waived in writing by Pembina in its sole discretion, in whole or in part, at any time and from time to time without prejudice to any other rights which Pembina may have.

Conditions to the Obligations of the Company

        The obligation of the Company to consummate the transactions contemplated by the Arrangement Agreement, and in particular, the Arrangement, is subject to the satisfaction, on or before the Effective Date or such other time specified, of the following conditions:

  (a)
  the representations and warranties made by Pembina in the Arrangement Agreement shall be true and correct (or, in certain cases, materially true and correct) as of the Effective Date as if made on and as of such date (except to the extent such representations and warranties speak as of an earlier date or except as affected by transactions contemplated or permitted by the Arrangement Agreement), except, in certain cases only, where the failure of such representations and warranties to be true and complete, individually or in the aggregate, would not result in a Material Adverse Change in respect of Pembina and its Subsidiaries, taken as a whole, and Pembina will have provided to the Company a certificate of two executive officers of Pembina (on behalf of Pembina and without personal liability) certifying the foregoing on the Effective Date;

  (b)
  Pembina shall have complied in all material respects with its covenants in the Arrangement Agreement to be complied with by it on or prior to the Effective Time; and Pembina shall have provided to the Company a certificate of two executive officers of Pembina (on behalf of Pembina and without personal liability) certifying compliance with such covenants on the Effective Date; and

  (c)
  no Material Adverse Change in respect of Pembina and its Subsidiaries, taken as a whole, shall have occurred after the date of the Arrangement Agreement and prior to the Effective Date.

        The foregoing conditions are for the exclusive benefit of the Company and may be asserted by the Company regardless of the circumstances or may be waived by the Company in its sole discretion, in whole or in part, at any time and from time to time without prejudice to any other rights which the Company may have.

Covenants of the Company Regarding Non-Solicitation; Right to Accept a Superior Proposal

        Under the Arrangement Agreement, the Company has agreed to certain non-solicitation covenants as follows:

  (a)
  The Company shall immediately cease and cause to be terminated all existing solicitations, discussions or negotiations (including through its officers, directors, employees, financial advisors, legal counsel, accountants and other agents and representatives (collectively, the "Representatives") on its behalf), if any, with any Person (other than Pembina and its Representatives) with respect to any Acquisition Proposal and, in connection therewith, the Company shall discontinue access to any of its confidential information (including any data room), and shall promptly request the return or destruction of all information respecting the Company or any of its Subsidiaries provided to any Person (other than Pembina or its Representatives) who has entered into a confidentiality agreement with the Company or any of its Subsidiaries relating to an Acquisition Proposal in the twelve months prior to the date of the Arrangement Agreement and shall use commercial reasonable efforts to ensure that such requests are honoured. The Company and its Subsidiaries shall take commercially reasonable actions to enforce all standstill, non-disclosure, non-disturbance, non-solicitation and similar agreements or covenants that the Company or any of its Subsidiaries has entered into and that the Company enters into after the date of the Arrangement Agreement in accordance with and subject to the terms of the Arrangement Agreement (it being acknowledged by Pembina that the Company shall not be obligated to enforce any standstill, non-disclosure, non-disturbance, non-solicitation and similar agreements or covenants that are automatically terminated or released as a result of entering into and announcing the Arrangement Agreement).

  (b)
  Except as provided in Article 7 of the Arrangement Agreement, the Company shall not, directly or indirectly, do or authorize or permit any of its Representatives to do, any of the following:

  (i)
  solicit, initiate or knowingly encourage or otherwise facilitate (including by way of furnishing information) any Acquisition Proposal or any inquiries, proposals or offers relating to any Acquisition Proposal;

  (ii)
  enter into or participate in any discussions or negotiations regarding any Acquisition Proposal, or furnish to any other Person any information with respect to its businesses, properties, operations, prospects or conditions (financial or otherwise) in connection with any Acquisition Proposal or any proposal that constitutes or could reasonably be expected to lead to an Acquisition Proposal, or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt of any other Person to do or seek to do any of the foregoing; provided that the Company may (A) communicate with any Person for the purposes of clarifying the terms of any inquiry, proposal or offer made by such Person that constitutes or could reasonably be expected to constitute or lead to an Acquisition Proposal, (B) advise any Person of the restrictions of the Arrangement

      Agreement, and (C) advise any Person making an Acquisition Proposal that the Board has determined that such Acquisition Proposal does not constitute a Superior Proposal;

    (iii)
    waive, terminate, amend, modify or release any third party or enter into or participate in any discussions, negotiations or agreements to waive, terminate, amend, modify or release any third party from any rights or other benefits under confidentiality and/or standstill agreements relating to an Acquisition Proposal (which, for greater certainty, does not prohibit the automatic release of a party or termination of such provisions in accordance with the pre-existing and express terms of any standstill provision);

    (iv)
    accept, approve, endorse or recommend, or publicly propose to accept, approve, endorse or recommend, or take no position or remain neutral with respect to, any Acquisition Proposal (it being understood that publicly taking no position or a neutral position with respect to a publicly announced, or otherwise publicly disclosed, Acquisition Proposal for a period of no more than five Business Days will not be considered to be in violation of this Section (iv); or

    (v)
    accept or enter into, or publicly propose to accept or enter into, any letter of intent, agreement in principle, agreement, arrangement or undertaking related to any Acquisition Proposal (other than a confidentiality agreement contemplated under Section (vi) below;

    provided, however, that notwithstanding any other provision of the Arrangement Agreement, the Company and its Representatives may, prior to the approval of the Arrangement Resolution at the Voting Shareholders' Meeting:

    (vi)
    enter into or participate in any discussions or negotiations with a third party that is not in breach of any confidentiality or standstill agreement and that, without any solicitation, initiation or knowing encouragement or facilitation, directly or indirectly, after the date of the Arrangement Agreement, by the Company or any of its Representatives, seeks to initiate such discussions or negotiations and, subject to execution of a confidentiality agreement in favour of the Company that is on terms that the Company determines in good faith are no less favourable to the Company than those found in the Confidentiality Agreement (provided that such confidentiality agreement shall (A) allow for disclosure thereof, along with all information provided thereunder, to Pembina as set out below, (B) allow disclosure to Pembina of the making and terms of any Acquisition Proposal made by the third party as contemplated in the Arrangement Agreement, and (C) not contain any provision restricting the Company from complying with Section 7.1 of the Arrangement Agreement) may furnish to such third party any information concerning the Company and its Subsidiaries and their businesses, properties and assets, in each case if, and only to the extent that:

    (A)
    the third party has first made a written bona fide Acquisition Proposal, which did not result from a breach of Section 7.1 of the Arrangement Agreement, and in respect of which the Board determines in good faith, after consultation with its outside legal and financial advisors, constitutes or could reasonably be expected to lead to a Superior Proposal (disregarding, for the purposes of such determination, any due diligence or access condition to which such Acquisition Proposal is subject); and

    (B)
    prior to furnishing such information to or entering into or participating in any such discussions or negotiations with such third party regarding the Acquisition Proposal, the Company shall:

    (1)
    provide prompt notice to Pembina to the effect that it is furnishing information to or entering into or participating in discussions or negotiations with such third party, together with a copy of the confidentiality agreement referenced above and, if not previously provided to Pembina, copies of all information provided to such third party concurrently with the provision of such information to such third party;

        (2)
        notify Pembina orally and in writing of any inquiries, offers or proposals with respect to an actual or contemplated Superior Proposal (which written notice shall include a summary of the material terms of such proposal (and any amendments or supplements thereto)) and, if the proposal includes equity consideration, the identity of the Person making it, and shall include copies of any such inquiries, offers or proposals made in writing and any amendments to any of the foregoing within 24 hours of the receipt thereof; and

        (3)
        keep Pembina promptly informed of the status and reasonable details of any such inquiry, offer or proposal and answer Pembina's reasonable questions with respect thereto; and

    (vii)
    accept, recommend, approve or enter into an agreement to implement a Superior Proposal from a third party or make a Change in Recommendation, but only if prior to such acceptance, recommendation, approval or implementation or making such Change in Recommendation, the Board concludes in good faith, after considering all proposals to adjust the terms and conditions of the Arrangement Agreement as contemplated by Section (c) below and after receiving the advice of outside legal counsel that the failure by the Board to take such action would be inconsistent with its fiduciary duties under applicable Laws, and the Company (A) complies with its obligations set forth in Section 7.1 of the Arrangement Agreement, (B) terminates the Arrangement Agreement in accordance with its terms, and (C) concurrently therewith pays the Termination Fee required by Section 8.3(b)(ii) of the Arrangement Agreement to Pembina.

  (c)
  Following determination by the Board that an Acquisition Proposal constitutes a Superior Proposal, the Company shall give Pembina, orally and in writing, at least five complete Business Days advance notice of any decision by the Board to accept, recommend, approve or enter into an agreement to implement a Superior Proposal or to make a Change in Recommendation, which notice shall confirm that the Board has determined that such Acquisition Proposal constitutes a Superior Proposal and shall identify the third party making the Superior Proposal and the Company shall provide Pembina with a true and complete copy thereof and the agreement to implement the Superior Proposal and any amendments thereto. During such five Business Day period, the Company agrees not to accept, recommend, approve or enter into any agreement to implement such Superior Proposal and not to release the party making the Superior Proposal from any standstill provisions and shall not make a Change in Recommendation. In addition, during such five Business Day period the Company shall, and shall cause its financial and legal advisors to, negotiate in good faith with Pembina and its financial and legal advisors to make such adjustments in the terms and conditions of the Arrangement Agreement and the Arrangement as would enable the Company to proceed with the Arrangement as amended rather than the Superior Proposal. In the event Pembina proposes to amend the Arrangement Agreement and the Arrangement on a basis such that the Board determines that the alternative proposed transaction is no longer a Superior Proposal and so advises the Pembina board of directors prior to the expiry of such five Business Day period, the Board shall not accept, recommend, approve or enter into any agreement to implement such Acquisition Proposal and shall not release the party making the Acquisition Proposal from any standstill provisions and shall not make a Change in Recommendation. In the event that the Company provides the notice contemplated by Section 7.1(c) of the Arrangement Agreement on a date which is less than five Business Days prior to the applicable Meeting, the Company may, and Pembina shall be entitled to require the Company to adjourn or postpone the applicable Meeting to a date that is not more than 10 Business Days after the date of such notice.

  (d)
  Each successive amendment to any Acquisition Proposal that results in an increase in, or modification of, the consideration (or value of such consideration) to be received by Shareholders or other material terms or condition thereof, shall constitute a new Acquisition Proposal for the purposes of Section 7.1(c) of the Arrangement Agreement, and Pembina shall be afforded a new five Business Day period from the date on which Pembina received all of the materials set forth in Section 7.1(c) of the Arrangement Agreement with respect to the new Superior Proposal from the Company.

  (e)
  The Board shall promptly reaffirm the recommendation and determination as outlined in Section 2.2(a) of the Arrangement Agreement, by press release after (i) any Acquisition Proposal which is publicly announced is determined not to be a Superior Proposal, or (ii) the Parties have entered into an amended agreement pursuant to Section 7.1(c) of the Arrangement Agreement which results in any Acquisition Proposal not being a Superior Proposal.

  (f)
  The Company shall ensure that its affiliates and Representatives are aware of the foregoing provisions. The Company shall be responsible for any breach of such provisions by the Company's affiliates or the Company's Representatives.

  (g)
  Nothing in the Arrangement Agreement shall prohibit the Company, the Board or the Special Committee from complying with Part 2—Division 3 of NI 62-104 and similar provisions in respect of U.S. Securities Laws relating to the provision of directors' circulars and making appropriate disclosure with respect thereto to the Company's securityholders.

Termination

        Pembina and the Company have agreed that the Arrangement Agreement may be terminated at any time prior to the Effective Date:

  (a)
  by mutual written agreement of Pembina and the Company;

  (b)
  by either Pembina or the Company if:

  (i)
  the Arrangement Resolution shall have failed to receive the requisite vote of the Voting Shareholders to approve such resolution at the Voting Shareholders' Meeting (including any adjournment or postponement thereof) in accordance with the Interim Order;

  (ii)
  the Effective Time shall not have occurred on or prior to the Outside Date, except that such right to terminate the Arrangement Agreement shall not be available to any Party whose failure to fulfill any of its covenants or obligations or whose breach of any of its representations or warranties under the Arrangement Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur by the Outside Date; or

  (iii)
  any condition in Section 6.1 of the Arrangement Agreement (other than the condition in Section 6.1(b) [Arrangement Resolution Passed]) becomes incapable of being satisfied by the Outside Date, except that such right to terminate the Arrangement Agreement (A) must be exercised by the Terminating Party no later than the end of the 10th Business Day from the date of receipt of the Termination Notice by the Receiving Party, following which such Terminating Party shall be deemed to have waived its termination right thereunder in respect of the matter specified in such Termination Notice that causes the inability to satisfy the applicable condition, and (B) shall not be available to any Party whose failure to fulfill any of its covenants or obligations or whose breach of any of its representations or warranties under the Arrangement Agreement has been the cause of, or resulted in, the failure of such condition to be satisfied;

  (c)
  by Pembina if:

  (i)
  any breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Company set forth in the Arrangement Agreement occurs that would cause the condition in Section 6.2(a) of the Arrangement Agreement [the Company Reps and Warranties Condition] or Section 6.2(b) of the Arrangement Agreement [the Company Covenants Condition] not to be satisfied, and such breach or failure is incapable of being cured by the Outside Date or is not cured in accordance with the terms of Section 6.4 of the Arrangement Agreement; provided that (A) any fraudulent, willful or intentional breach shall be deemed to be incapable of being cured, (B) Pembina is not then in breach of the Arrangement Agreement so as to cause any condition in Section 6.3(a) of the Arrangement Agreement [Pembina Reps and Warranties Condition] or Section 6.3(b) of the Arrangement Agreement [Pembina Covenants Condition] not to be satisfied, and (C) any termination pursuant to such right is subject to and satisfies the provisions of Section 6.4 of the Arrangement Agreement; or

  (ii)
  (A) the Board or any committee of the Board fails to unanimously recommend or withdraws, amends, modifies, changes or qualifies, or publicly proposes or states an intention to withdraw, amend, modify, change or qualify, the recommendations or determinations referred to in Section 2.2(a) of the Arrangement Agreement in a manner adverse to Pembina or shall have resolved to do so prior to the Effective Date (and such action is not subsequently withdrawn), (B) the Board or any committee of the Board accepts, approves, endorses or recommends, or publicly proposes to accept, approve, endorse or recommend, an Acquisition Proposal or publicly takes no position or a neutral position with respect to a publicly announced, or otherwise publicly disclosed, Acquisition Proposal for more than five Business Days (any action set forth in subclauses (A) or (B) above, a "Change in Recommendation"), (C) the Board or any committee of the Board accepts or enters into or publicly proposes to accept or enter into any agreement, understanding or arrangement in respect of an Acquisition Proposal (other than a confidentiality agreement permitted by and in accordance with Section 7.1(b)(vi) of the Arrangement Agreement; or (D) the Board or any committee of the Board fails to publicly reconfirm the recommendations or determinations referred to in Section 2.2(a) of the Arrangement Agreement upon the reasonable request of Pembina prior to the earlier of five Business Days following such request or five Business Days prior to the Voting Shareholders' Meeting.

  (d)
  by the Company if:

  (i)
  a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Pembina set forth in the Arrangement Agreement occurs that would cause the condition in Section 6.3(a) of the Arrangement Agreement [Pembina Reps and Warranties Condition] or Section 6.3(b) of the Arrangement Agreement [Pembina Covenants Condition] not to be satisfied, and such breach or failure is incapable of being cured by the Outside Date or is not cured in accordance with the terms of Section 6.4 of the Arrangement Agreement; provided that (A) any fraudulent, willful or intentional breach shall be deemed to be incapable of being cured, (B) the Company is not then in breach of the Arrangement Agreement so as to cause any condition in Section 6.2(a) of the Arrangement Agreement [Company Reps and Warranties Condition] or Section 6.2(b) of the Arrangement Agreement [Company Covenants Condition] not to

      be satisfied, and (C) any termination pursuant to such right is subject to and satisfies the provisions of Section 6.4 of the Arrangement Agreement; or

    (ii)
    prior to the approval by the Voting Shareholders of the Arrangement Resolution, the Board authorizes the Company to enter into a written agreement (other than a confidentiality agreement permitted by and in accordance with Section 7.1(b)(vi) of the Arrangement Agreement with respect to, or the Company accepts, recommends or enters into any agreement to implement, a Superior Proposal in accordance with Section 7.1 of the Arrangement Agreement, provided the Company is then in compliance with Section 7.1 of the Arrangement Agreement and that prior to or concurrent with such termination the Company pays the Termination Fee required pursuant to and in accordance with Section 8.3(b)(ii) of the Arrangement Agreement.

        Under the provisions of the Arrangement Agreement, in the event of the termination of the Arrangement Agreement in the circumstances set out above, the Arrangement Agreement will become void and neither Party will have any liability or further obligation to the other Party thereunder, except with respect to: (a) certain indemnification obligations set forth in the Arrangement Agreement; and (b) the payment of certain fees pursuant to the Arrangement Agreement. For greater certainty, unless liquidated damages are payable on account of a Party being entitled to a payment pursuant to the Arrangement Agreement, nothing contained in the Arrangement Agreement shall relieve either Party from liability for any breach of any provision of the Arrangement Agreement. No termination of the Arrangement Agreement will affect the obligations of the Parties pursuant to the Confidentiality Agreement or any other subsequent written agreement that addresses confidentiality between the Parties, except to the extent specified therein.

Termination Fees Payable

        The Arrangement Agreement provides that, upon the occurrence of certain termination events, either of Pembina or the Company, as the case may be, may be required to pay to the other $90.0 million for the payment of certain expenses and fees:

  (a)
  Despite any other provision in the Arrangement Agreement relating to the payment of fees and expenses, if a Termination Fee Event occurs, the Company shall pay Pembina the Termination Fee in accordance with Section 8.3(c) of the Arrangement Agreement and if a Reverse Termination Fee Event occurs, Pembina shall pay the Company the Reverse Termination Fee in accordance with Section 8.3(e) of the Arrangement Agreement.

  (b)
  For the purposes of the Arrangement Agreement, "Termination Fee" means $90.0 million, and "Termination Fee Event" means the termination of the Arrangement Agreement:

  (i)
  by Pembina, pursuant to Section 8.1(c)(ii) of the Arrangement Agreement [Change in Recommendation];

  (ii)
  by the Company, pursuant to Section 8.1(d)(ii) of the Arrangement Agreement [To enter into a Superior Proposal];

  (iii)
  by Pembina or the Company pursuant to Section 8.1(b)(i) of the Arrangement Agreement [Failure of Voting Shareholders to Approve] if:

  (A)
  at any time after the execution of the Arrangement Agreement and prior to such termination, an Acquisition Proposal is made, proposed, offered, publicly announced or otherwise publicly disclosed by any Person (other than Pembina or its affiliates) or any Person (other than Pembina or its affiliates) shall have publicly announced an intention to make an Acquisition Proposal; and

      (B)
      within 12 months following the date of such termination (1) an Acquisition Proposal is consummated or effected (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in clause (A) above), or (2) the Company or one or more of its Subsidiaries, directly or indirectly, in one or more transactions, enters into an agreement in respect of an Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in clause (A) above) and such Acquisition Proposal is later consummated or effected (whether or not such Acquisition Proposal is later consummated or effected within 12 months after such termination); or

    (iv)
    by Pembina, pursuant to Section 8.1(c)(i) of the Arrangement Agreement [Breach of Covenants], if such termination relates to a breach, in a material respect, by the Company of Section 7.1 of the Arrangement Agreement.

            For purposes of the foregoing, the term "Acquisition Proposal" shall have the meaning assigned to such term in paragraphs (a) to (d) of the definition of "Acquisition Proposal" set forth in the Arrangement Agreement, except that references to "20% or more of the voting securities of the Company "shall be deemed to be references to "50% or more", and "20% or more" in relation to the Company's revenues or earnings on a consolidated basis shall instead be construed to refer to "50% or more". In addition, for the purposes of clause (iii)(B) above, the term "Acquisition Proposal" shall not include an Acquisition Proposal made by KMI or any of its affiliates, provided that KMI or its affiliates have not, at any time after the execution of the Arrangement Agreement and prior to the termination of the Arrangement Agreement, made, proposed, offered, publicly announced or otherwise publicly disclosed, or have publicly announced an intention to make, the Acquisition Proposal referred to in clause (iii)(A) above and that KMI is in compliance in all material respects with its obligations under the Support Agreement.

  (c)
  If a Termination Fee is payable pursuant to Section 8.3(b)(i) or Section 8.3(b)(iv) of the Arrangement Agreement, the Termination Fee shall be paid within three Business Days following such Termination Fee Event. If a Termination Fee is payable pursuant to Section 8.3(b)(ii) of the Arrangement Agreement, the Termination Fee shall be paid prior to or concurrently with the occurrence of such Termination Fee Event. If a Termination Fee is payable pursuant to Section 8.3(b)(iii) of the Arrangement Agreement, the Termination Fee shall be paid upon the consummation of the Acquisition Proposal referred to therein. Any Termination Fee shall be paid by the Company to Pembina (or as Pembina may direct by notice in writing), by wire transfer in immediately available Canadian funds to an account designated by Pembina.

  (d)
  For the purposes of the Arrangement Agreement, "Reverse Termination Fee" means $90.0 million and "Reverse Termination Fee Event" means:

  (i)
  the termination of the Arrangement Agreement:

  (A)
  by Pembina pursuant to Section 8.1(b)(iii) of the Arrangement Agreement [Failure to Satisfy Mutual Condition to Close] if the termination results solely as a result of a failure to satisfy the condition in Section 6.1(g) of the Arrangement Agreement [Illegality] only insofar as such Law, regulation, policy, judgment, decision, order, ruling or directive (whether or not having the force of Law), is related to the Competition Act Approval; or

  (B)
  by Pembina or the Company pursuant to Section 8.1(b)(ii) of the Arrangement Agreement [Occurrence of Outside Date] if, as of the time of termination, the only conditions set forth in Section 6.1 [Mutual Conditions], Section 6.2 [Pembina

        Conditions] and Section 6.3 [Company Conditions] of the Arrangement Agreement that have not been satisfied or waived by Pembina are: (1) the condition in Section 6.1(d) of the Arrangement Agreement [Key Regulatory Approvals] related to the Competition Act Approval; (2) the condition in Section 6.1(g) of the Arrangement Agreement [Illegality] only insofar as such Law, regulation, policy, judgment, decision, order, ruling or directive (whether or not having the force of Law), is related to the Competition Act Approval or Section 6.1(h) of the Arrangement Agreement [No Legal Action] only insofar as the act, action, suit, proceeding, objection, opposition, order or injunction is related to the Competition Act Approval; and (3) those conditions that by their terms are to be satisfied at the Effective Time and that are capable of being satisfied, provided that the Reverse Termination Fee will not be payable pursuant to Section 8.3(d)(i)(A) or Section 8.3(d)(i)(B) of the Arrangement Agreement if (A) the failure of such conditions to be satisfied has been caused by, or is a result of, the failure of the Company to perform any of its covenants or agreements under the Arrangement Agreement, and (B) Pembina has complied, in all material respects, with its obligations in Section 5.4(a) of the Arrangement Agreement;

    (ii)
    the termination of the Cochin Purchase Agreement by the U.S. Seller or the U.S. Buyer:

    (A)
    pursuant to Section 10.1(a)(ii) of the Cochin Purchase Agreement solely as a result of an order or injunction under Antitrust Laws (as defined in the Cochin Purchase Agreement) and such order or injunction has not been caused by, or is not a result of, the failure of U.S. Seller to perform, in a material respect, of any of its covenants or agreements under Section 7.2 of the Cochin Purchase Agreement; or

    (B)
    pursuant to Section 10.1(a)(iv) of the Cochin Purchase Agreement if, as of the time of termination, (i) the condition in Section 8.3 or 9.3 of the Cochin Purchase Agreement is not satisfied (unless the failure of such condition to be satisfied has been caused by, or is a result of, the failure of U.S. Seller to perform, in a material respect, of any of its covenants or agreements under Section 7.2 of the Cochin Purchase Agreement), and (ii) all of the other conditions set forth in the Cochin Purchase Agreement have been satisfied or waived by U.S. Buyer or U.S. Seller, as the case may be, other than (x) those conditions that by their terms are to be satisfied at the Closing (as defined in the Cochin Purchase Agreement) and that are capable of being satisfied and (y) the failure of the conditions set forth in Section 8.5 and 9.5 of the Cochin Purchase Agreement to be satisfied by reason of a Proceeding (as defined in the Cochin Purchase Agreement) under Antitrust Laws (as defined in the Cochin Purchase Agreement), provided that the Reverse Termination Fee will not be payable pursuant to Section 8.3(d)(ii)(A) or Section 8.3(d)(ii)(B) of the Arrangement Agreement if (A) the failure of such conditions to be satisfied has been caused by, or is a result of, the failure of U.S. Seller to perform any of its covenants or agreements under the Cochin Purchase Agreement, and (B) U.S. Buyer has complied, in all material respects, with its obligations in Section 7.2 of the Cochin Purchase Agreement.

  (e)
  If a Reverse Termination Fee is payable pursuant to any provision of Section 8.3(d) of the Arrangement Agreement, the Reverse Termination Fee shall be paid within three Business Days following such Reverse Termination Fee Event. Any Reverse Termination Fee shall be paid by Pembina to the Company (or as the Company may direct by notice in writing), by wire transfer in immediately available Canadian funds to an account designated by the Company.

Liquidated Damages

        Pembina and the Company have acknowledged that the agreements set out under the heading "Termination Fees Payable" are an integral part of the transactions contemplated by the Arrangement Agreement, and that without these agreements the Parties would not have entered into the Arrangement Agreement, and that such amounts represent liquidated damages which are a genuine pre-estimate of the damages, including opportunity costs, which Pembina or the Company, as applicable, will suffer or incur as a result of the event giving rise to such damages and resultant termination of the Arrangement Agreement, and are not penalties. Each Party has irrevocably waived any right it may have to raise as a defence that any such liquidated damages are excessive or punitive.

        Pembina and the Company have agreed that the payment of the Termination Fee or the Reverse Termination Fee in the manner provided under the heading "Termination Fees Payable" is the sole monetary remedy of the Party receiving such payment in respect of the event giving rise to such payment; provided that this limitation shall not (a) apply in the event of fraud or willful or intentional breach of the Arrangement Agreement by the Party making such payment as set forth in Section 8.2 of the Arrangement Agreement, and (b) prior to any termination of the Arrangement Agreement, preclude a Party from seeking injunctive relief to restrain any breach or threatened breach by the other Party of its covenants in the Arrangement Agreement, or otherwise obtain specific performance of any of such covenants in accordance with Section 9.8 of the Arrangement Agreement.

Post-Closing Agreements

Parent Agreement

        It is a condition of the Arrangement Agreement that Pembina, the Company, Cochin ULC and KMI shall have entered into the Parent Agreement on or before the Effective Date. Under the proposed terms and conditions of the Parent Agreement, the respective parties will agree to certain procedural matters and obligations regarding taxation, replacement of Existing Credit Support, consents and allocation of responsibility for liability and indemnification for certain existing intercompany arrangements and historic transactions.

Transition Services Agreement

        It is a condition of the Arrangement Agreement that the Company, Pembina and KMI shall have entered into the Transition Services Agreement on or before the Effective Date. Under the proposed terms and conditions of the Transition Services Agreement, KMI will agree to perform customary transition services for and on behalf of the Company and Pembina in respect of the operations of the Purchased Business at cost and for a term of six months following completion of the Arrangement.

Cochin Purchase Agreement

        On August 20, 2019, U.S. Seller, U.S. Buyer, KMI and Pembina, entered into the Cochin Purchase Agreement, pursuant to which U.S. Buyer, a subsidiary of Pembina, agreed to acquire the U.S. regulated Cochin pipeline by purchasing 100% of the outstanding membership interests in KM Cochin from U.S. Seller, a subsidiary of KMI, for a purchase price of US$1.546 billion, subject to adjustment pursuant to the terms and conditions therein.

        The Cochin US Transaction is subject to a number of conditions, including approval, or expiration or early termination of the waiting period, under the HSR Act. Early termination of the waiting period under the HSR Act with respect to the Cochin US Transaction was granted by the U.S. Federal Trade Commision effective September 20, 2019. In addition, it is a condition to completion of the Cochin US Transaction that U.S. Seller causes (a) the transfer of certain assets from KM Cochin to U.S. Seller or its affiliates, and (b) the transfer of a terminal facility located near Maxbass, North Dakota from

U.S. Seller or its affiliates to KM Cochin. In addition, it is a condition to closing of the Cochin US Transaction that U.S. Seller deliver releases from certain guarantee agreements to which KM Cochin is a party as a guarantor, duly releasing KM Cochin as a guarantor thereunder. Complete details of the Cochin Transaction are set out in the Cochin Purchase Agreement, a copy of which has been filed under Pembina's SEDAR profile at www.sedar.com.

        Closing of each of the Arrangement and the Cochin US Transaction is cross-conditioned upon completion of the other.

Support Agreement

        On August 20, 2019, KMI entered into the Support Agreement with Pembina and the Company, pursuant to which KMI agreed, among other things, to cause the Special Voting Shares beneficially owned or controlled by it, directly or indirectly, to be voted in favour of the Arrangement Resolution, and all matters related thereto, at the Voting Shareholders' Meeting. Pursuant to the Support Agreement, KMI has agreed that, subject to the terms thereof, from time to time, KMI shall cause the Special Voting Shares to be voted against any action or any proposed action by or in respect of the Company or by the holders of Shares which would reasonably be regarded as being directed towards or likely to prevent, hinder or delay the successful completion of the Arrangement. In addition, under the Support Agreement, the Company and Pembina agreed with KMI that neither Party will waive the mutual condition to closing of the Arrangement relating to the completion of the Cochin US Transaction concurrently with the Arrangement without the prior written consent of KMI.

        The Support Agreements provides that it will terminate and be of no further force or effect upon the earliest to occur of: (a) the mutual written consent of the Company, Pembina and KMI; (b) the termination of the Arrangement Agreement in accordance with its terms; and (c) the Effective Time having occurred.

PROCEDURE FOR THE ARRANGEMENT TO BECOME EFFECTIVE

Procedural Steps

        The Arrangement is proposed to be carried out pursuant to Section 193 of the ABCA. The following procedural steps must be taken in order for the Arrangement to become effective:

  (a)
  the Arrangement Resolution must be approved by the Voting Shareholders at the Voting Shareholders' Meeting in the manner set forth in the Interim Order;

  (b)
  the Court must grant the Final Order approving the Arrangement;

  (c)
  all conditions precedent to the Arrangement, as set forth in the Arrangement Agreement, including receipt of the Key Regulatory Approvals and closing of the Cochin US Transaction must be satisfied or waived by the appropriate Party; and

  (d)
  the Final Order, the Articles of Arrangement and related documents, in the form prescribed by the ABCA, must be filed with the Registrar.

        The Interim Order provides that the Preferred Share Condition must be satisfied for the holders of Preferred Shares to receive the Pembina Exchange Preferred Shares on completion of the Arrangement. It is not a condition to completion of the Arrangement that the Preferred Shareholder Resolution shall have been approved and, if the Preferred Share Condition is not satisfied, the Preferred Shares will be excluded from the Arrangement and will remain outstanding as securities in the capital of the Company, which will be part of the Pembina group following completion of the Arrangement.

        There is no assurance that the conditions set out in the Arrangement Agreement will be satisfied or waived on a timely basis or at all.

        Upon the conditions precedent set forth in the Arrangement Agreement being fulfilled or waived, the Company intends to file a copy of the Final Order and the Articles of Arrangement with the Registrar under the ABCA, together with such other materials as may be required by the Registrar, in order to give effect to the Arrangement.

Shareholder Approvals

Voting Shareholder Approval

        Pursuant to the terms of the Interim Order, the Arrangement Resolution must, subject to further order of the Court, be approved by: (i) a majority of not less than 66 2/3% of the votes cast by the Voting Shareholders, voting together as a single class, present in person or represented by proxy at the Voting Shareholders' Meeting, and (ii) a majority of the votes cast by the holders of Restricted Voting Shares, present in person or represented by proxy at the Voting Shareholders' Meeting, after excluding the votes of those Persons whose votes are required to be excluded under applicable securities laws. KMI, which indirectly holds all of the issued and outstanding Special Voting Shares (representing approximately 70% of the outstanding Voting Shares), has agreed to cause its Special Voting Shares to be voted in favour of the Arrangement Resolution at the Voting Shareholders' Meeting. KMI does not hold any Restricted Voting Shares, and there are no other Persons whose votes are required to be excluded under applicable securities laws for the purposes of the separate vote of Restricted Voting Shareholders. For more information, see "Procedure for the Arrangement to Become Effective—Securities Law Matters—Canada—MI 61-101".

        If the Arrangement Resolution is not approved by Voting Shareholders, the Arrangement cannot be completed.

        It is the intention of the Persons named in the enclosed form of proxy in respect of Voting Shareholders' Meeting, if not expressly directed to the contrary in such form of proxy, to vote such proxy at the Voting Shareholders' Meeting in favour of the Arrangement Resolution set forth in Appendix A to this proxy statement.

        Notwithstanding the foregoing, the Arrangement Resolution proposed for consideration by the Voting Shareholders authorizes the Board, without further notice to or approval of Voting Shareholders, subject to the terms of the Arrangement Agreement and the Interim Order, to modify, amend or terminate the Arrangement Agreement or the Plan of Arrangement, to decide not to proceed with the Arrangement and to revoke the Arrangement Resolution at any time prior to the Effective Time. See Appendix A to this proxy statement for the full text of the Arrangement Resolution.

Preferred Shareholder Approval

        Pursuant to the terms of the Interim Order, the Preferred Shareholder Resolution must, subject to further order of the Court, be approved by a majority of not less than 66 2/3% of the votes cast by the Preferred Shareholders, voting together as a single class, present in person or represented by proxy at the Preferred Shareholders' Meeting. It is not a condition to completion of the Arrangement that the Preferred Share Condition shall have been satisfied and, if the Preferred Share Condition is not satisfied, the Preferred Shares will be excluded from the Arrangement and will remain outstanding as securities in the capital of the Company, which will be part of the Pembina group following completion of the Arrangement.

        If the Preferred Share Condition is satisfied prior to the Effective Time, the outstanding Preferred Shares will be exchanged for applicable Pembina Exchange Preferred Shares as part of the Arrangement.

        It is the intention of the Persons named in the enclosed form of proxy in respect of the Preferred Shareholders' Meeting, if not expressly directed to the contrary in such form of proxy, to vote such proxy at the Preferred Shareholders' Meeting in favour of the Preferred Shareholder Resolution set forth in Appendix B to this proxy statement.

        Notwithstanding the foregoing, the Preferred Shareholder Resolution proposed for consideration by the Preferred Shareholders authorizes the Board, without further notice to or approval of Preferred Shareholders, subject to the terms of the Arrangement Agreement and the Interim Order, to modify, amend or terminate the Arrangement Agreement or the Plan of Arrangement, to decide not to proceed with the Arrangement and to revoke the Preferred Shareholder Resolution at any time prior to the Effective Time. See Appendix B to this proxy statement for the full text of the Preferred Shareholder Resolution.

Court Approval

Interim Order

        On November 4, 2019, the Company obtained the Interim Order providing for the calling and holding of the Voting Shareholders' Meeting and the Preferred Shareholders' Meeting and other procedural matters. A copy of the Interim Order is attached as Appendix D to this proxy statement.

Final Order

        The ABCA provides that the Arrangement requires final Court approval. Subject to the terms of the Arrangement Agreement, if the Arrangement Resolution is approved at the Voting Shareholders' Meeting, the Company will make an application to the Court for the Final Order at the Calgary Courts Centre, 601—5th Street, S.W., Calgary, Alberta, Canada, on December 10, 2019 at 2:00 p.m. (Calgary time) or as soon thereafter as counsel may be heard. The Notice of Originating Application for the Final Order accompanies this proxy statement. At the application the Court will be requested to consider the fairness of the Arrangement.

        Any Shareholder, or other interested party desiring to support or oppose the application with respect to the Arrangement, may appear at the hearing in person or by counsel for that purpose, subject to filing with the Court and serving on the Company before 4:00 p.m. (Calgary time) on December 3, 2019, a notice of intention to appear setting out their address for service and indicating whether they intend to support or oppose the application or make submissions, at the application, together with a summary of the position such person intends to advocate before the Court, and together with any evidence or materials which are to be presented to the Court. Service of such notice on the Company is required to be effected by service upon the solicitors for the Company: Blake, Cassels & Graydon LLP, Suite 3500, 855—2nd Street S.W., Calgary, Alberta, T2P 4J8, Attention: David Tupper.

        The Pembina Common Shares and the Pembina Exchange Preferred Shares issuable pursuant to the Arrangement have not been and will not be registered under the 1933 Act, in reliance upon the exemption from the registration requirements of the 1933 Act provided by Section 3(a)(10) thereof. The Court has been advised that the Final Order, if granted, will constitute the basis for an exemption from the registration requirements of the 1933 Act, pursuant to Section 3(a)(10) thereof, with respect to the issuance of the Pembina Common Shares issuable to holders of Restricted Voting Shares and Class B Units, and the Pembina Exchange Preferred Shares issuable to the Preferred Shareholders, as applicable, pursuant to the Arrangement.

        The Company has been advised by its counsel that the Court has broad discretion under the ABCA when making orders with respect to the Arrangement and that the Court, in hearing the application for the Final Order, will consider, among other things, the procedural and substantive fairness of the Arrangement to the Shareholders and other affected persons. The Court may approve the Arrangement either as proposed or as amended in any manner the Court may direct, subject to compliance with such terms and conditions, if any, as the Court may determine appropriate. Either Pembina or the Company may, subject to the terms of the Arrangement Agreement, determine not to proceed with the Arrangement in the event that any amendment ordered by the Court is not satisfactory to such Party.

Regulatory Approvals

        The Arrangement Agreement provides that receipt of all Key Regulatory Approvals, comprised of Competition Act Approval and CTA Approval, and receipt of conditional approval of the TSX and NYSE for listing of the Pembina Common Shares and the Pembina Exchange Preferred Shares issuable pursuant to the Arrangement, are conditions precedent to the Arrangement becoming effective. The TSX has conditionally approved the listing of the Pembina Common Shares and the Pembina Exchange Preferred Shares to be issued pursuant to the Arrangement. Listing is subject to Pembina fulfilling all of the listing requirements of the TSX. The Parties received the CTA Approval on October 23, 2019. In addition, the Arrangement is cross-conditional upon the completion of the Cochin US Transaction, which is subject to HSR Approval. Early termination of the waiting period under the HSR Act with respect to the Cochin US Transaction was granted by the U.S. Federal Trade Commission effective September 20, 2019. See "The Arrangement—Cochin Purchase Agreement".

Competition Act Approval

        The Arrangement is a "notifiable transaction" for the purposes of Part IX of the Competition Act. When a transaction is a notifiable transaction under the Competition Act, certain prescribed information must be provided to the Commissioner under Part IX of the Competition Act and the transaction may not be completed until the expiry, waiver or termination of the applicable waiting period. Where a notification is made, the waiting period is 30 calendar days after the day on which the parties to the transaction submit the prescribed information, provided that, before the expiry of this period, the Commissioner has not notified the parties that he requires additional information that is relevant to the Commissioner's assessment of the transaction (a "Supplementary Information Request"). If the Commissioner provides the Parties with a Supplementary Information Request, the Parties cannot complete their transaction until 30 calendar days after compliance with such Supplementary Information Request, provided that there is no order in effect prohibiting completion at the relevant time. The Company and Pembina filed a pre-merger notification under subsection 114(1) of the Competition Act on September 11, 2019 and received a Supplementary Information Request on October 11, 2019. The Company is working diligently with Pembina and the Competition Bureau to respond to such request within the required time frame.

        The Commissioner may, upon application by the Parties to a proposed transaction, issue an Advance Ruling Certificate or ARC under Section 102 of the Competition Act where he is satisfied that he would not have sufficient grounds on which to apply to the Competition Tribunal (the "Tribunal") for an order under Section 92 of the Competition Act. Further, if the transaction to which the ARC relates is substantially completed within one year after the ARC is issued, the Commissioner cannot seek an order of the Tribunal under Section 92 of the Competition Act in respect of the transaction solely on the basis of information that is the same or substantially the same as the information on the basis of which the ARC was issued.

        The Commissioner may decide to challenge the transaction under Section 92 of the Competition Act if he is of the view that the transaction is likely to prevent or lessen competition substantially, and may also apply to the Tribunal for an injunction to prevent its closing pending the Tribunal's determination of his challenge to the transaction.

        Completion of the Arrangement is subject to the condition that: (a) an ARC shall have been issued by the Commissioner pursuant to subsection 102(1) of the Competition Act with respect to the transactions contemplated by the Arrangement Agreement; or (b) (i) the applicable waiting period under subsection 123(1) of the Competition Act, and any extension thereof, shall have expired or shall have been terminated under subsection 123(2) of the Competition Act, or the obligation to submit a notification under Part IX of the Competition Act shall have been waived by the Commissioner pursuant to paragraph 113(c) of the Competition Act; and (ii) the Commissioner shall have advised the Parties in writing that the Commissioner does not, at that time, intend to make an application under Section 92 of the Competition Act and such advice shall remain in full force and effect (a "no-action letter").

        The Company and Pembina have requested that the Commissioner issue an ARC under Section 102 of the Competition Act or, alternatively, a no-action letter in respect of the Arrangement.

        Under the Arrangement Agreement, the Company and Pembina agreed to use their commercially reasonable efforts to obtain the Key Regulatory Approvals (comprised of the Competition Act Approval and the CTA Approval described below), including defending all lawsuits or other legal, regulatory or other proceedings challenging or affecting the Arrangement, and opposing, lifting or rescinding any injunction or restraining order or action seeking to stop, or otherwise affecting the ability of the Parties to consummate the Arrangement, except that Pembina is not required to offer, agree or consent to sell, assign, license, hold separate, restrict, impair, terminate or take any other action (individually, and collectively, a "Regulatory Action") before or after the Effective Date, with respect to any assets or businesses, or interests in any assets or businesses, of the Purchased Business, Pembina or the Company, or any of their respective subsidiaries. However, in connection with obtaining the Competition Act Approval by no later than the Outside Date, Pembina is required to take a Regulatory Action with respect to any assets or businesses, or interests in any assets or businesses, of Pembina or the Company, or any of their respective subsidiaries, as applicable and as the case may be, to the extent that any such Regulatory Action (individually or collectively) would not reasonably be expected to be materially adverse to the Purchased Business or Pembina.

CTA Approval

        Subsection 53.1(1) of the CTA provides that every Person who is required to notify the Commissioner under subsection 114(1) of the Competition Act of a proposed transaction that involves a transportation undertaking shall, at the same time as the Commissioner is notified and, in any event, not later than the date by which the Person is required to notify the Commissioner, give notice of the proposed transaction to the Minister of Transport. Transactions that are subject to notification under the CTA cannot be completed until the requirements noted below have been satisfied. The transactions contemplated by the Arrangement Agreement also may be subject to notification under subsection 53.1(1) of the CTA.

        The Company and Pembina have filed a notice under subsection 53.1(1) of the CTA with the Minister of Transport. Under the CTA, the Minister of Transport is required to inform the Parties within 42 days of the receipt of the Parties' notification whether, in the Minister of Transport's opinion, the transactions contemplated by the Arrangement Agreement raise issues with respect to the public interest as it relates to national transportation. The Parties received notification on October 23, 2019 that the transactions contemplated by the Arrangement do not raise any issues with respect to the public interest as it relates to national transportation, therefore the consummation of the transactions is not prohibited under the CTA.

Stock Exchange Listings

        The Company is a reporting issuer under the securities laws of each province and territory of Canada. The Restricted Voting Shares, the Series 1 Preferred Shares and the Series 3 Preferred Shares are each listed and posted for trading on the TSX under the symbols KML, KML.PR.A and KML.PR.C, respectively.

        On August 20, 2019, the last trading day on which the Restricted Voting Shares traded prior to the announcement of the Arrangement, the closing price of the Restricted Voting Shares on the TSX was $10.98. On November 1, 2019, the last trading day on which the Restricted Voting Shares traded prior to the printing of this proxy statement, the closing price of the Restricted Voting Shares, on the TSX was $14.04.

        Pembina is a reporting issuer under the securities laws of each province of Canada. The Pembina Common Shares are listed and posted for trading on the TSX under the symbol "PPL" and on the NYSE under the symbol "PBA".

        On August 20, 2019, the last trading day on which the Pembina Common Shares traded prior to announcement of the Arrangement, the closing price of the Pembina Common Shares on the TSX and the NYSE was $49.069 and US$36.95, respectively. On November 1, 2019, the closing price of the Pembina Common Shares on the TSX and NYSE was $46.24 and US$35.21, respectively.

        Following completion of the Arrangement, it is anticipated that the Restricted Voting Shares will be delisted from the TSX. For information with respect to the trading history of the Restricted Voting Shares and the Pembina Common Shares, see "Information Concerning the Company—Price Range and Trading Volume of Securities" and "Information Concerning Pembina—Price Range and Trading Volume of Securities", in Appendices H and I to this proxy statement, respectively.

        It is a condition to the completion of the Arrangement that the TSX and the NYSE shall have conditionally approved the listing of the Pembina Common Shares and, in event the Preferred Share Condition is satisfied, the Pembina Exchange Preferred Shares to be issued pursuant to the Arrangement. The conditional approval of the TSX was obtained on October 1, 2019, and listing is subject to Pembina fulfilling all of the requirements of the TSX.

Securities Law Matters

Canada

General

        The Pembina Common Shares to be issued to Restricted Voting Shareholders and holders of Class B Units and, if the Preferred Share Condition is satisfied, the applicable Pembina Exchange Preferred Shares to be issued to Preferred Shareholders, pursuant to the Arrangement will be issued in reliance on exemptions from the prospectus requirements of applicable Canadian Securities Laws, will generally be "freely tradable", and the resale of such Pembina Common Shares will be exempt from the prospectus requirements (and not subject to any "restricted period" or "hold period") under applicable Canadian Securities Laws if the following conditions are met: (a) the trade is not a control distribution (as defined in applicable securities legislation); (b) no unusual effort is made to prepare the market or to create a demand for the securities that are the subject of the trade; (c) no extraordinary commission or consideration is paid to a Person or company in respect of the trade; and (d) if the selling shareholder is an insider or an officer of Pembina, the selling shareholder has no reasonable grounds to believe that Pembina is in default of securities legislation. Shareholders are urged to consult their legal advisors to determine the applicability to them of the resale restrictions prescribed by applicable Canadian Securities Laws.

MI 61-101

        The Company is a reporting issuer (or the equivalent) under the applicable Canadian Securities Laws in each of the provinces and territories of Canada and is, among other things, subject to the provisions of MI 61-101. MI 61-101 is intended to regulate certain transactions to ensure equality of treatment among securityholders, generally requiring enhanced disclosure, approval by a majority of securityholders excluding interested or related parties, and, in certain instances, independent valuations. Approval and oversight of these transactions by a special committee of independent directors is recommended by MI 61-101. The protections afforded by MI 61-101 apply to "business combinations" (as defined in MI 61-101), which are transactions that can result in the interests of securityholders being terminated without their consent.

        If any "related party" (as defined in MI 61-101) of the Company is a party to any "connected transaction" to the Arrangement or is entitled to receive, directly or indirectly, as a consequence of the Arrangement, a "collateral benefit" (as defined in MI 61-101), the Arrangement will constitute a "business combination" for the purposes of MI 61-101 and the Arrangement Resolution will require "minority approval" in accordance with MI 61-101. If "minority approval" is required, the Arrangement Resolution must be approved by a majority of the votes cast, excluding those votes beneficially owned, or over which control or direction is exercised, by the "related parties" of the Company who can be considered to be receiving a "collateral benefit" in connection with the Arrangement, or "joint actors" (as defined in MI 61-101) of such related parties.

        Since KMI, a related party of the Company, is a party to the Cochin Purchase Agreement, which would be considered a "connected transaction" to the Arrangement under MI 61-101, the Arrangement would be considered a business combination under MI 61-101 requiring "minority approval". This approval is in addition to the requirement that the Arrangement Resolution be approved by a majority of not less than 66 2/3% of the votes cast by the Voting Shareholders, voting together as a single class, present in person or represented by proxy at the Voting Shareholders' Meeting. Under MI 61-101, the Arrangement Resolution is subject to "minority approval" by a majority of the holders of Restricted Voting Shares (being "affected securities" under MI 61-101), excluding any votes attached to Restricted Voting Shares that are held by directors and senior officers of the Company, to the extent such individuals are considered to be receiving a "collateral benefit" in connection with the Arrangement. KMI does not hold any Restricted Voting Shares and, accordingly, will be excluded from the voting on "minority approval" vote.

        The acceleration of the vesting of the Company Awards under the Company RSU Plans may be considered a "collateral benefit". However, these benefits fall within an exception to the definition of "collateral benefit" for the purposes of MI 61-101, since the benefits are received solely in connection with the related parties' services as employees or directors of the Company and of any affiliated entities of the Company, are not conferred for the purpose, in whole or in part, of increasing the value of the consideration to be paid to the related parties for their Shares, the benefits are not conditional on the related parties supporting the Arrangement in any manner and none of the related parties entitled to receive the benefits exercises control or direction over, or beneficially owns, more than 1% of the outstanding securities of each class of Shares. Accordingly, no related party will be considered to receive a "collateral benefit" for the purposes of MI 61-101 and, as a result, no votes attached to the Restricted Voting Shares held by the directors and senior officers of the Company will be excluded for the purposes of obtaining minority approval of the Arrangement Resolution.

        The Company is not required to obtain a formal valuation under MI 61-101 as no "interested party" (as defined in MI 61-101) is, as a consequence of the Arrangement, directly or indirectly acquiring the Company or its business or combining with the Company, whether alone or with joint actors, and the Cochin US Transaction contemplated by the Cochin Purchase Agreement is not a "related party transaction" (as defined in MI 61-101) for which the Company would be required to obtain a formal valuation. To the knowledge of the Board of Directors, there have been no prior valuations in respect of the Company (as contemplated in MI 61-101) in the 24 months prior to the date of the Arrangement Agreement and, except as discussed this proxy statement under "The Arrangement—Background to the Arrangement", no bona fide prior offer (as contemplated in MI 61-101) that relates to the transactions contemplated by the Arrangement has been received by the Company during the 24 months before the execution of the Arrangement Agreement.

United States

        The Pembina Common Shares and Pembina Exchange Preferred Shares issuable pursuant to the Arrangement have not been and will not be registered under the 1933 Act or any state securities laws, and will be issued in reliance upon the exemption from the registration requirements of the 1933 Act provided by Section 3(a)(10) thereof and exemptions under applicable state securities laws. Section 3(a)(10) of the 1933 Act exempts the issuance of any security issued in exchange for one or more bona fide outstanding securities from the general requirement of registration where the terms and conditions of such issuance and exchange have been approved by a court of competent jurisdiction that is expressly authorized by law to grant such approval, after a hearing upon the fairness of the terms and conditions of such issuance and exchange at which all Persons to whom it is proposed to issue the securities have the right to appear and receive timely notice thereof. The Court is authorized to conduct a hearing at which the fairness of the terms and conditions of the Arrangement will be considered. The Court granted the Interim Order on November 4, 2019 and, subject to the approval of the Arrangement by Voting Shareholders and satisfaction of certain other conditions, a hearing on the Arrangement will be held on December 10, 2019 by the Court. See "Procedure for the Arrangement to Become Effective—Court Approval".

        The Pembina Common Shares and the Pembina Exchange Preferred Shares issuable pursuant to the Arrangement will be, following completion of the Arrangement, freely tradeable under the 1933 Act, except by Persons who will be "affiliates" of Pembina after the Effective Date or were affiliates of Pembina within 90 days before the Effective Date. Persons who may be deemed to be "affiliates" of an issuer include individuals or entities that control, are controlled by, or are under common control with, the issuer, whether through the ownership of voting securities, by contract or otherwise, and generally include executive officers and directors of the issuer as well as principal shareholders of the issuer.

        Any resale of such Pembina Common Shares or Pembina Exchange Preferred Shares by such an affiliate (or former affiliate) may be subject to the registration requirements of the 1933 Act, absent an exemption or exclusion therefrom. Subject to certain limitations, such affiliates (and former affiliates) may immediately resell Pembina Common Shares outside the United States without registration under the 1933 Act pursuant to Regulation S under the 1933 Act. If available, such affiliates (and former affiliates) may also resell such Pembina Common Shares or Pembina Exchange Preferred Shares pursuant to Rule 144 under the 1933 Act.

        The foregoing discussion is only a general overview of certain provisions of United States federal securities laws applicable to the resale of Pembina Common Shares or Pembina Exchange Preferred Shares received upon completion of the Arrangement. All holders of such securities are urged to consult with counsel to ensure that the resale of their securities complies with applicable securities legislation.

Procedure for Exchange of Share Certificates or DRS Advices

        Restricted Voting Shareholders and Preferred Shareholders (other than Dissenting Shareholders) must duly complete and return a Letter of Transmittal together with the certificate(s) or DRS Advice(s) representing their Restricted Voting Shares or Preferred Shares, as the case may be, and all other required documents to the Depositary at one of the offices specified in the applicable Letter of

Transmittal. In the event that the Arrangement is not completed, (or, in respect of Preferred Shareholders, if the Preferred Share Condition is not satisfied and the Preferred Shares are not included in the Arrangement) such certificates or DRS Advices will be promptly returned to Restricted Voting Shareholders or Preferred Shareholders (other than Dissenting Shareholders), as the case may be, who provided such certificates or DRS Advices to the Depositary.

        Holders of Special Voting Shares and associated Class B Units must duly complete and return a Letter of Transmittal together with the certificate(s) representing their Special Voting Shares and Class B Units and all other required documents to Pembina.

        Applicable Letters of Transmittal have been mailed to Shareholders along with this proxy statement explaining how registered Shareholders can deposit their Shares in order to receive the consideration to which they are entitled under the Arrangement. When properly completed and returned together with the certificate(s) or DRS Advice(s) representing the Restricted Voting Shares or Preferred Shares, as the case may be, and all other required documents, the Letters of Transmittal will enable each Restricted Voting Shareholder or Preferred Shareholder, as the case may be, to obtain the consideration that such holder is entitled to receive under the Arrangement.

        Each Letter of Transmittal contains complete instructions on how to exchange Restricted Voting Shares or Preferred Shares, as the case may be, for the consideration that such holders are entitled to receive under the Arrangement.

        Only registered Restricted Voting Shareholders and registered Preferred Shareholders are eligible to submit a Letter of Transmittal. Restricted Voting Shareholders and Preferred Shareholders whose Restricted Voting Shares or Preferred Shares, as the case may be, are registered in the name of a broker, dealer, bank, trust company or other nominee must contact their nominee to deposit their Restricted Voting Shares or Preferred Shares, as applicable.

        From and after the Effective Time, certificates or DRS Advices, formerly representing Restricted Voting Shares or Preferred Shares, as the case may be, shall represent only the right to receive the consideration to which such former Shareholders are entitled under the Arrangement, or as to those held by Dissenting Shareholders, other than those Dissenting Shareholders deemed to have participated in the Arrangement pursuant to the Plan of Arrangement, to receive the fair value of the Restricted Voting Shares or the Preferred Shares, as the case may be, represented by such certificates or DRS Advices. Restricted Voting Shareholders and Preferred Shareholders who do not forward to the Depositary a validly completed and duly signed Letter of Transmittal, together with their certificate(s) or DRS Advice(s) and any other document or interests as the Depositary may reasonably require, will not receive the consideration to which they are otherwise entitled until a valid deposit is made. As soon as practicable following the later of the Effective Date and the date of deposit by a former holder of Restricted Voting Shares or Preferred Shares, as the case may be, acquired by Pembina under the Arrangement of a duly completed Letter of Transmittal and the certificates or DRS Advices representing such Restricted Voting Shares or Preferred Shares, as the case may be, and all other required documents, the Depositary shall either: (a) forward by first class mail to such former holder at the address specified in the Letter of Transmittal; or (b) if requested by such holder in the Letter of Transmittal make available or cause to be made available at the Depositary or Pembina, for pickup by such holder the DRS Advices representing the number of Pembina Common Shares or Pembina Exchange Preferred Shares issued to such holder under the Arrangement.

        Subject to any applicable laws relating to unclaimed personal property, any certificate formerly representing Shares, or Class B Units as applicable, that is not deposited with all other documents as required by the Plan of Arrangement on or before the last Business Day prior to the third anniversary of the Effective Date shall cease to represent a claim or interest of any kind or nature against the Company, Pembina or Pembina SubCo (if applicable). On such date, all consideration and other property to which such former holder was entitled shall be deemed to have been surrendered to the Company, Pembina or Pembina SubCo (if applicable), as applicable.

        If any certificate which immediately prior to the Effective Time represented an interest in outstanding Shares or Class B Units, as applicable, that were exchanged pursuant to the Plan of Arrangement has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to have been lost, stolen or destroyed, the Depositary (in respect of the Restricted Voting Shares and the Preferred Shares, as the case may be,) or Pembina (in respect of the Special Voting Shares and associated Class B Units), will issue and deliver in exchange for such lost, stolen or destroyed certificate the consideration to which the holder is entitled pursuant to the Arrangement, as determined in accordance with the Arrangement. The Person who is entitled to receive such consideration shall, as a condition precedent to the receipt thereof, give a bond satisfactory to Pembina and its transfer agent in such form as is satisfactory to Pembina and such transfer agent, or otherwise indemnify the Company, Pembina, Pembina SubCo (if applicable) and the transfer agent, to the reasonable satisfaction of such parties, against any claim that may be made against any of them with respect to the certificate alleged to have been lost, stolen or destroyed.

        The use of mail to transmit certificates representing Restricted Voting Shares, Preferred Shares or the Letter of Transmittal is at each registered holder's risk. The Company recommends that such certificates and documents be delivered by hand to the Depositary, and a receipt therefor be obtained or that registered mail be used and appropriate insurance be obtained.

        If a Letter of Transmittal is executed by a Person other than the registered holder of Restricted Voting Shares or Preferred Shares being exchanged or if the certificate(s) or DRS Advice(s) to be issued in exchange therefor are to be issued to a Person other than the registered owner(s) or sent to an address other than the address of the registered holder(s) as shown on the register of Restricted Voting Shareholders or Preferred Shareholders maintained by the registrar and transfer agent, the signature on the Letter of Transmittal must be medallion guaranteed by an Eligible Institution (as defined in the Letter of Transmittal). If the Letter of Transmittal is executed by a Person other than the registered owner(s) of the Restricted Voting Shares or the Preferred Shares, as the case may be, and in certain other circumstances as set forth in the applicable Letter of Transmittal, then the certificate(s) representing the Restricted Voting Shares or the Preferred Shares, as the case may be, must be endorsed or be accompanied by an appropriate transfer power of attorney duly and properly completed by the registered owner(s). The signature(s) on the endorsement panel or the transfer power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) must be medallion guaranteed by an Eligible Institution.

        All questions as to validity, form, eligibility (including timely receipt), and acceptance of any Restricted Voting Shares or Preferred Shares, as the case may be, exchanged pursuant to the Arrangement will be determined by Pembina in its sole discretion. Depositing Restricted Voting Shareholders or Preferred Shareholders as the case may be, agree that such determination shall be final and binding. Pembina reserves the absolute right to reject any and all deposits which it determines not to be in proper form or which may be unlawful for it to accept under the laws of any jurisdiction. Pembina reserves the absolute right to waive any defect or irregularity in the exchange of Restricted Voting Shares or Preferred Shares. There shall be no duty or obligation on KML, Pembina, the Depositary or any other person to give notice of any defect or irregularity in any deposit of any Restricted Voting Shares or Preferred Shares, as the case may be, and no liability shall be incurred by any of them for failure to give such notice.

        Notwithstanding the provisions of this proxy statement, the applicable Letter of Transmittal, DRS Advices representing Pembina Common Shares or Pembina Exchange Preferred Shares, as the case may be, and/or cheques representing the consideration to be received pursuant to the Arrangement will not be mailed if Pembina determines that delivery thereof by mail may be delayed. Persons entitled to DRS Advices and/or cheques which are not mailed for the following reason may take delivery thereof at the office of the Depositary in which the deposited certificates or DRS Advices, in the case of the Restricted Voting Shares or the Preferred Shares, as the case may be, were originally deposited until such time that it is determined that the delivery by mail will no longer be delayed.

        Restricted Voting Shareholders and Preferred Shareholders are encouraged to deliver a validly completed and duly executed Letter of Transmittal together with the relevant security certificate(s) or DRS Advice(s) to the Depositary as soon as possible.

        Pembina reserves the right to permit the procedure for the exchange of securities pursuant to the Arrangement to be completed other than as set forth above.

        None of the Company, Pembina or the Depositary are liable for failure to notify Restricted Voting Shareholders or Preferred Shareholders, as the case may be, nor do they have any obligation to notify such holders who make a deficient deposit with the Depositary.

Fractional Shares

        No fractional Pembina Common Shares will be issued pursuant to the Arrangement and, in lieu thereof, each former holder of Restricted Voting Shares or Class B Units otherwise entitled to a fractional interest in a Pembina Common Share will receive the nearest whole number of Pembina Common Shares (with fractions equal to exactly 0.5 or greater being rounded up and fractions less than 0.5 being rounded down). In calculating such fractional interests, all Restricted Voting Shares or Class B Units registered in the name of or beneficially held by a Restricted Voting Shareholder or a holder of Class B Units (or his/her/its applicable nominee) shall be aggregated.

INTERESTS OF CERTAIN PERSONS OR COMPANIES IN THE ARRANGEMENT

Share Ownership

        The following tables set forth, as of the date of this proxy statement, information known to us regarding the beneficial ownership of Voting Shares by:

  •
  each Person known by us to own beneficially more than 5% of either class of Voting Shares; and

  •
  each of our directors, each of our executive officers and all of our directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC. Based on information provided to us, except as indicated in the footnotes or as provided by applicable community property laws, the Persons named in the table below have sole voting and investment power with respect to the shares indicated.

        As of the date of this proxy statement, the following Persons beneficially own more than 5% of the Special Voting Shares or Restricted Voting Shares.

Shareholder Name and Address	Class of Company Shares	Amount and Nature of Beneficial Ownership	Percentage of Voting Shares(a)	Percentage of Class(b)
Kinder Morgan, Inc.(c)	Special Voting	81,353,820	69.95%	100%
1001 Louisiana Street, Suite 1000	Shares
Houston, Texas 77002
Grosvenor Capital Management, L.P.(d)	Restricted Voting	3,302,966	2.84%	9.54%
900 North Michigan Avenue, Suite 1100	Shares
Chicago, Illinois 60611
Mawer Investment Management Ltd.(e)	Restricted Voting	3,131,367	2.69%	8.96%
600, 517—10 Avenue SW	Shares
Calgary, Alberta T2R 0A8
RBC Global Asset Management Inc.(f)	Restricted Voting	2,746,528	2.36%	7.86%
200 Bay Street, 9th Floor	Shares
Royal Bank Plaza, South Tower
Toronto, Ontario M5J 2J5
"Fidelity"(g)	Restricted Voting	2,410,400	2.07%	6.90%
Fidelity (Canada) Asset Management ULC	Shares
#100, 407- 2nd Street SW
Calgary, AB T2P 2Y3
FIL Limited(h)	Restricted Voting	2,070,300	1.78%	5.92%
Pembroke Hall, 42 Crow Lane	Shares
Hamilton, Bermuda HM19

Notes:

(a)
Based on an aggregate of 116,298,813 Voting Shares outstanding as of the record date.

(b)
Based on an aggregate of 81,353,820 Special Voting Shares and 34,944,993 Restricted Voting Shares, as applicable, outstanding as of the record date.

(c)
KMI holds the Special Voting Shares through its subsidiaries, KMCC and KM Canada Terminals. KMCC holds 76,285,477 Special Voting Shares, or 65.59% of the outstanding Shares, and KM Canada Terminals holds 5,068,343 Special Voting Shares, or 4.36% of the outstanding Voting Shares. KMI has voting and investment power over the Special Voting Shares held by KMCC and KM Canada Terminals.

(d)
Based on a Schedule 13G/A filed with the SEC by Grosvenor Capital Management, L.P. and affiliated entities on January 10, 2019, reporting shared voting and dispositive power over these Restricted Voting Shares.

(e)
Based upon disclosure contained in an alternative monthly report (Form 62-103F3) filed on SEDAR by Mawer Investment Management Ltd. on October 9, 2019 reporting securities that are controlled (but not owned) by Mawer on behalf of client accounts over which it has discretionary trading authority.

(f)
Based upon disclosure contained in an alternative monthly report (Form 62-103F3) filed on SEDAR by RBC Global Asset Management Inc. on October 10, 2019 reporting securities that are controlled (but not owned) by RBC Global Asset Management Inc. on behalf of client accounts over which it has discretionary trading authority.

(g)
Based upon disclosure contained in an alternative monthly report (Form 62-103F3) filed on SEDAR by Fidelity on behalf of its affiliates on September 10, 2019 reporting securities that are controlled (but not owned) by Fidelity and its affiliates on behalf of client accounts over which it has discretionary trading authority.

(h)
Based on a Schedule 13G/A filed with the SEC by FIL Limited on September 10, 2019, reporting sole voting and dispositive power over these Restricted Voting Shares.

        The following table sets forth, as of the date of this proxy statement, information known to us regarding the beneficial ownership of the Company by each of our directors, each of our executive officers and all of our directors and executive officers as a group.

Shareholder Name and Position	Class of Company Shares	Amount and Nature of Beneficial Ownership	Percentage of Voting Shares(a)	Percentage of Class(b)
Steven J. Kean	Restricted Voting Shares	—	—	—
Chair of the Board and Chief Executive Officer
Kimberly A. Dang	Restricted Voting Shares	—	—	—
Director
Daniel P.E. Fournier	Restricted Voting Shares	5,500	*	*
Director (Independent)
Gordon M. Ritchie	Restricted Voting Shares	9,403	*	*
Lead Director (Independent)
Dax A. Sanders	Restricted Voting Shares	—	—	—
Director and Chief Financial Officer
Brooke N. Wade	Restricted Voting Shares	2,642	*	*
Director (Independent)
John W. Schlosser	Restricted Voting Shares	—	—	—
President
James Holland	Restricted Voting Shares	—	—	—
President, Products Pipelines
Anthony Ashley	Restricted Voting Shares	—	—	—
Treasurer and Vice President of Investor Relations
Adam Forman	Restricted Voting Shares	—	—	—
Vice President and Secretary
Denise Mathews	Restricted Voting Shares	—	—	—
Vice President, Human Resources, IT and Administration
Directors and executive officers as a group	Restricted Voting Shares	17,545	*	*

*
Represents ownership of less than 1%.

Notes:

(a)
Based on an aggregate of 116,298,813 Voting Shares outstanding as of the record date.

(b)
Based on 34,944,993 Restricted Voting Shares outstanding as of the record date.

        As of the date of this proxy statement, none of KMI's directors or executive officers had beneficial ownership of any Shares.

Vesting and Adjustment of RSUs

        The Arrangement Agreement provides that completion of the Arrangement will result in a "change in control" under the Company RSU Plans. The Board of Directors has approved accelerated vesting of all Company Awards and all Company Awards will be settled in Restricted Voting Shares in accordance with the terms of applicable Company RSU Plan prior to the Effective Time. Under the Company RSU Plans, holders of the vested Company Awards will receive a number of Restricted Voting Shares equal to the number of vested Company Awards, net of applicable tax withholdings. As of the date of this proxy statement, none of the directors or executive officers of the Company hold any Company Awards.

DISSENT RIGHTS

        The following description of the right to dissent to which registered holders of Restricted Voting Shares or Preferred Shares, as the case may be, are entitled is not a comprehensive statement of the procedures to be followed by a Dissenting Shareholder who seeks payment of the fair value of such Dissenting Shareholder's Restricted Voting Shares or Preferred Shares, as the case may be, and is qualified in its entirety by reference to the full text of the Plan of Arrangement (attached as Schedule A to the Arrangement Agreement, which is attached as Appendix C to this proxy statement), the Interim Order and the text of Section 191 of the ABCA (which are attached to this proxy statement as Appendices D and E, respectively). A Dissenting Shareholder who intends to exercise Dissent Rights should carefully consider and comply with the provisions of Section 191 of the ABCA, as modified by the Plan of Arrangement and the Interim Order. Failure to adhere to the procedures established therein may result in the loss of all rights thereunder.

        If the Preferred Share Condition is not satisfied, the right to dissent shall cease to apply to Preferred Shareholders, any written objection to the Arrangement sent by a Preferred Shareholder shall be null and void and the Plan of Arrangement shall be amended to exclude the Preferred Shares and matters ancillary thereto.

        Accordingly, each Dissenting Shareholder who might desire to exercise Dissent Rights should consult his or her own legal advisor.

        A Court hearing the application for the Final Order has the discretion to alter the Dissent Rights described herein based on the evidence presented at such hearing. Subject to certain tests as described below, pursuant to the Interim Order and the Plan of Arrangement, Dissenting Shareholders are entitled, in addition to any other right such Dissenting Shareholder may have, to dissent and to be paid by Pembina the fair value of the Restricted Voting Shares or the Preferred Shares, as the case may be, held by such Dissenting Shareholder in respect of which such Dissenting Shareholder dissents, determined as of the close of business on the last Business Day before the day on which the Arrangement Resolution or the Preferred Shareholder Resolution, as the case may be, is adopted at the Voting Shareholders' Meeting or the Preferred Shareholders' Meeting, as applicable. A Dissenting Shareholder may dissent only with respect to all of the Restricted Voting Shares or the Preferred Shares, as the case may be, held by such Dissenting Shareholder, or on behalf of any one beneficial owner and registered in the Dissenting Shareholder's name. Only registered holders of Restricted Voting Shares or Preferred Shares, as the case may be, may dissent. Persons who are beneficial owners of Restricted Voting Shares or Preferred Shares, as the case may be, registered in the name of a broker, dealer, bank, trust company or other nominee (including CDS) who wish to dissent, should be aware that they may only do so through the registered owner of such Restricted Voting Shares or Preferred Shares, as the case may be. A registered holder of Restricted Voting Shares or Preferred Shares, as the case may be, such as a broker or CDS, who holds Restricted Voting Shares or Preferred Shares, as the case may be, as nominee for beneficial holders, some of whom wish to dissent, must exercise the Dissent Right on behalf of such beneficial owners with respect to all of the Restricted

Voting Shares or the Preferred Shares, as the case may be, held for such beneficial owners. In such case, the written objection to the Arrangement should set forth the number of Restricted Voting Shares or Preferred Shares, as the case may be, covered by such written objection.

        Dissenting Shareholders must send to the Company, c/o Blake, Cassels & Graydon LLP, Suite 3500, 855—2nd Street S.W., Calgary, Alberta T2P 4J8, Attention: David Tupper, a written objection to the Arrangement no later than 4:00 p.m. on December 3, 2019 or the day that is five Business Days prior to the date of any adjournment or postponement of the applicable Meeting, in accordance with the Interim Order. A Dissenting Shareholder shall, no later than the date on which it delivers such objection, send the certificates representing the Restricted Voting Shares or the Preferred Shares, as the case may be in respect of which the Dissenting Shareholder dissents to the Company or Computershare. No holder of Restricted Voting Shares or Preferred Shares, as the case may be, who has voted in favour of the Arrangement Resolution or the Preferred Shareholder Resolution, as the case may be, shall be entitled to dissent with respect to the Arrangement.

        Either the Company or a Dissenting Shareholder may apply to the Court, after the adoption of the Arrangement Resolution or the Preferred Shareholder Resolution, as the case may be, to fix the fair value of such Dissenting Shareholder's Restricted Voting Shares or Preferred Shares, as applicable. If such an application is made to the Court by either the Company or a Dissenting Shareholder, the Company and/or Pembina must, unless the Court orders otherwise, send to each Dissenting Shareholder, a written offer for Pembina to pay such Dissenting Shareholder an amount considered by the Board to be the fair value of the Restricted Voting Shares or the Preferred Shares held by such Dissenting Shareholder. The offer, unless the Court orders otherwise, must be sent to each Dissenting Shareholder, at least ten days before the date on which the application is returnable, if the Company is the applicant, or within ten days after the Company is served a copy of the application, if a Dissenting Shareholder is the applicant. Every offer will be made on the same terms to each Dissenting Shareholder and contain or be accompanied with a statement showing how the fair value was determined.

        A Dissenting Shareholder may make an agreement with the Company and/or Pembina for the purchase of such holder's Restricted Voting Shares or Preferred Shares by Pembina, in the amount considered by the Company and/or Pembina, as applicable, to be the fair value of the Restricted Voting Shares or the Preferred Shares or otherwise, at any time before the Court pronounces an order fixing the fair value of the Restricted Voting Shares or the Preferred Shares, as the case may be.

        A Dissenting Shareholder will not be required to give security for costs in respect of an application and, except in special circumstances, will not be required to pay the costs of the application or appraisal. On the application, the Court will make an order fixing the fair value of the Restricted Voting Shares or the Preferred Shares of all Dissenting Shareholders who are parties to the application, giving judgment in that amount against the Company and in favour of each of those Dissenting Shareholders and fixing the time within which Pembina must pay that amount to each Dissenting Shareholder. The Court may in its discretion allow a reasonable rate of interest on the amount payable to each Dissenting Shareholder, from the date on which such Dissenting Shareholder ceases to have any rights as a Restricted Voting Shareholder or Preferred Shareholder, as the case may be, until the date of payment.

        Upon the Arrangement becoming effective, or upon the making of an agreement between the Company and/or Pembina and the Dissenting Shareholder as to the payment to be made by Pembina for the Dissenting Shareholder's Restricted Voting Shares or Preferred Shares, or upon the pronouncement of a Court order, whichever first occurs, such Dissenting Shareholder will cease to have any rights as a shareholder of the Company, other than the right to be paid the fair value of such holder's Restricted Voting Shares or Preferred Shares, as the case may be. Upon the occurrence of one of these events, the names of such holders shall be removed from the register of Restricted Voting

Shareholders or Preferred Shareholders, if applicable, at the Effective Time. Until one of these events occurs, the Dissenting Shareholder may withdraw his or her dissent, or the Company may rescind the Arrangement Resolution or the Preferred Shareholder Resolution, as the case may be, and in either event, the dissent and appraisal proceedings in respect of that Dissenting Shareholder will be discontinued.

        Pembina shall not make a payment to a Dissenting Shareholder under Section 191 of the ABCA if there are reasonable grounds for believing that Pembina is or would after the payment be unable to pay its liabilities as they become due, or that the realizable value of their respective assets would by reason of payment be less than the aggregate of their liabilities. In such event, the Company or Pembina, as applicable shall, within ten days after the pronouncement of a Court order, or the making of an agreement between the Dissenting Shareholder and the Company and/or Pembina as to the payment to be made for such Dissenting Shareholder's Restricted Voting Shares or Preferred Shares, if applicable, notify each Dissenting Shareholder that it is unable lawfully to pay such Dissenting Shareholder for his or her Restricted Voting Shares or Preferred Shares, as the case may be, in which case the Dissenting Shareholder may, by written notice delivered to the Company and Pembina within 30 days after receipt of such notice, withdraw such holder's written objection, in which case such Dissenting Shareholder shall, in accordance with the Interim Order, be deemed to have participated in the Arrangement as a Restricted Voting Shareholder or Preferred Shareholder, as the case may be. If the Dissenting Shareholder does not withdraw such holder's written objection, such Dissenting Shareholder retains status as a claimant against Pembina to be paid as soon as Pembina is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of Pembina but in priority to its shareholders, as applicable.

        The above summary does not purport to provide a comprehensive statement of the procedures to be followed by a Dissenting Shareholders who seek payment of the fair value of their Restricted Voting Shares or Preferred Shares, as the case may be. Section 191 of the ABCA, other than as amended by the Plan of Arrangement and the Interim Order, requires adherence to the procedures established therein and failure to do so may result in the loss of all rights thereunder.

        Accordingly, Dissenting Shareholders who might desire to exercise the right to dissent and appraisal should carefully consider and comply with the provisions of Section 191 of the ABCA, the full text of which is set out in Appendix E to this proxy statement, as modified by the Interim Order and the Plan of Arrangement, and consult their own legal advisor.

 CERTAIN CANADIAN FEDERAL INCOME TAX CONSIDERATIONS

        The following summary describes the principal Canadian federal income tax considerations in respect of the sale of Restricted Voting Shares and Preferred Shares (collectively, the "Company Exchange Shares") pursuant to the Arrangement and the holding of Pembina Shares received pursuant to the Arrangement. This summary is generally applicable to a beneficial owner of the Company Exchange Shares who, at all relevant times, for purposes of the Tax Act, (1) deals at arm's length with the Company and Pembina; (2) is not affiliated with the Company or Pembina; and (3) holds the Company Exchange Shares, and will hold any Pembina Shares received under the Arrangement, as capital property (a "Holder"). Generally, the Company Exchange Shares and Pembina Shares will be capital property to a Holder provided the Holder did not acquire and does not hold such shares in the course of carrying on a business of buying and selling securities or as part of an adventure or concern in the nature of trade. In addition, this summary does not address all issues relevant to Holders who acquired Company Exchange Shares on the exercise of options or pursuant to other employee equity compensation plans (including, without limiting the foregoing, Holders under the Company RSU Plans). Such Holders should consult their own tax advisors.

        This summary is based on the current provisions of the Tax Act, applicable jurisprudence, current administrative policies and assessing practices of the Canada Revenue Agency ("CRA") published in writing prior to the date hereof. This summary takes into account all specific proposals to amend the Tax Act publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the "Proposed Amendments") and assumes that all Proposed Amendments will be enacted in the form proposed. However, no assurances can be given that the Proposed Amendments will be enacted as proposed, or at all. This summary does not otherwise take into account or anticipate any changes in law or administrative policy or assessing practice whether by legislative, regulation, administrative or judicial action nor does it take into account tax legislation or considerations of any province, territory or foreign jurisdiction, which may differ from those discussed herein. Holders should consult their own tax advisors in respect of the provincial, territorial or foreign income tax consequences of the Arrangement.

        This summary is not applicable to (i) a Holder that is a "specified financial institution", (ii) a Holder an interest in which is a "tax shelter investment", (iii) a Holder that is, for purposes of certain rules (referred to as the mark-to-market rules) applicable to securities held by financial institutions, a "financial institution", (iv) a Holder that reports its "Canadian tax results" in a currency other than Canadian currency, or (v) a Holder that has entered into, or will enter into, with respect to its Company Exchange Shares or Pembina Shares, as the case may be, a "derivative forward agreement", each as defined in the Tax Act. Such Holders should consult their own tax advisors.

        This summary is of a general nature only and is not, and is not intended to be, legal or tax advice to any particular Holder. This summary is not exhaustive of all Canadian federal income tax considerations. Accordingly, Holders should consult their own tax advisors having regard to their own particular circumstances.

Holders Resident in Canada

        This portion of the summary is generally applicable to a Holder who, at all relevant times, for purposes of the Tax Act and any applicable income tax convention, is, or is deemed to be, resident in Canada (a "Resident Holder"). Certain Resident Holders may be entitled to make or may have already made the irrevocable election permitted by subsection 39(4) of the Tax Act, the effect of which may be to deem to be capital property any Company Exchange Shares or Pembina Shares (and all other "Canadian securities", as defined in the Tax Act) owned by such Resident Holder in the taxation year in which the election is made and in all subsequent taxation years. Resident Holders whose Company Exchange Shares or Pembina Shares might not otherwise be considered to be capital property should consult their own tax advisors concerning this election.

Exchange of the Company Exchange Shares on the Amalgamation if the Preferred Share Condition is Satisfied

        The following portion of the summary is only applicable with respect to the exchange of the Restricted Voting Shares and the Preferred Shares if the Preferred Share Condition is satisfied.

Payment of Accrued and Unpaid Dividends on the Preferred Shares

        A Resident Holder will be required to include in computing its income for a taxation year any dividends received (or deemed to be received) on the Preferred Shares. For a description of the tax treatment of dividends, see "Taxation of Dividends" below.

        The Preferred Shares will be "taxable preferred shares" as defined in the Tax Act. The terms of the Preferred Shares require that the Company make the necessary election under Part VI.1 of the Tax Act so that Resident Holders that are corporations will not be subject to tax under Part IV.1 of the Tax Act on dividends received (or deemed to be received) on the Preferred Shares.

Exchange of Restricted Voting Shares for Pembina Common Share Consideration

        Each Restricted Voting Share (other than those held by Dissenting Shareholders) will be cancelled in exchange for the Pembina Common Share Consideration on the Amalgamation of Pembina SubCo and the Company.

        A Resident Holder who receives the Pembina Common Share Consideration in exchange for Restricted Voting Shares on the Amalgamation will not realize a capital gain (or capital loss) as a result of the exchange. The Resident Holder will be deemed to have disposed of such Restricted Voting Shares for proceeds of disposition equal to the aggregate adjusted cost base of those Restricted Voting Shares to the Resident Holder, determined immediately before the Amalgamation, and the Resident Holder will be deemed to have acquired the Pembina Common Shares at an aggregate cost equal to such adjusted cost base of the Restricted Voting Shares. This cost will be averaged with the adjusted cost base of all other Pembina Common Shares held by that Resident Holder as capital property for the purposes of determining the adjusted cost base of each Pembina Common Share held by that Resident Holder as capital property.

Exchange of Preferred Shares for Pembina Exchange Preferred Shares

        Each Preferred Share (other than those held by Dissenting Shareholders) will be cancelled in exchange for the applicable Pembina Exchange Preferred Shares on the Amalgamation.

        A Resident Holder who receives Pembina Exchange Preferred Shares in exchange for Preferred Shares on the Amalgamation will not realize a capital gain (or capital loss) as a result of the exchange. The Resident Holder will be deemed to have disposed of such Preferred Shares for proceeds of disposition equal to the aggregate adjusted cost base of those Preferred Shares to the Resident Holder, determined immediately before the exchange, and the Resident Holder will be deemed to have acquired the Pembina Exchange Preferred Shares at an aggregate cost equal to such adjusted cost base of the Preferred Shares. This cost will be averaged with the adjusted cost base of all other Pembina Exchange Preferred Shares of the applicable series held by that Resident Holder as capital property for the purposes of determining the adjusted cost base of each Pembina Exchange Preferred Share of that series held by that Resident Holder as capital property.

Exchange of the Company's Shares in the Arrangement if the Preferred Share Condition is not Satisfied

        The following portion of the summary is only applicable with respect to the exchange of the Restricted Voting Shares and holding of the Preferred Shares if the Preferred Share Condition is not satisfied.

Exchange of Restricted Voting Shares for the Pembina Common Share Consideration

        For each Restricted Voting Share that is exchanged for the Pembina Common Share Consideration, the Resident Holder will be deemed to have disposed of such Restricted Voting Share under a tax-deferred share-for-share exchange pursuant to section 85.1 of the Tax Act, unless the Resident Holder chooses to recognize a capital gain (or capital loss) as described in paragraph (b) below.

  (a)
  Where a Resident Holder does not choose to recognize a capital gain (or capital loss) on the exchange, the Resident Holder will be deemed to have disposed of such Restricted Voting Shares for proceeds of disposition equal to the aggregate adjusted cost base of those Restricted Voting Shares held by the Resident Holder, determined immediately before the exchange, and the Resident Holder will be deemed to have acquired the Pembina Common Shares at an aggregate cost equal to such adjusted cost base of the Restricted Voting Shares. This cost will be averaged with the adjusted cost base of all other Pembina Common Shares held by that Resident Holder as capital property for the purposes of determining the adjusted cost base of each Pembina Common Share held by that Resident Holder as capital property.

  (b)
  A Resident Holder may choose to recognize a capital gain (or capital loss) in respect of the exchange of Restricted Voting Shares for Pembina Common Shares by including the capital gain (or capital loss) in computing the Resident Holder's income for the taxation year in which the Arrangement takes place. In such circumstances, the Resident Holder will recognize a capital gain (or capital loss) equal to the amount, if any, by which the fair market value of the Pembina Common Shares received, net of any reasonable costs associated with the exchange, exceeds (or is less than) the aggregate of the adjusted cost base of such Restricted Voting Shares to the Resident Holder, determined immediately before the exchange. For a description of the tax treatment of capital gains and capital losses, see "Taxation of Capital Gains and Losses" below. The cost of the Pembina Common Shares acquired on the exchange will be equal to the fair market value thereof at the time of the exchange. This cost will be averaged with the adjusted cost of all other Pembina Common Shares held by the Resident Holder as capital property for the purpose of determining the adjusted cost base of each Pembina Common Share held by the Resident Holder as capital property.

Holding and Disposing of Preferred Shares

        A Resident Holder will be required to include in computing its income for a taxation year any dividends received (or deemed to be received) on the Preferred Shares. For a description of the tax treatment of dividends, see "Taxation of Dividends" below.

        The Preferred Shares will be "taxable preferred shares" as defined in the Tax Act. The Company must make an election under Part VI.1 of the Tax Act so that Resident Holders that are corporations will not be subject to tax under Part IV.1 of the Tax Act on dividends received (or deemed to be received) on the Preferred Shares.

        See discussion above under "Holders Resident in Canada—Exchange of the Company Exchange Shares on the Amalgamation—Payment of Accrued and Unpaid Dividends on the Preferred Shares". Generally, on a disposition or deemed disposition of a Preferred Share, a Resident Holder will realize a capital gain (or capital loss) equal to the amount, if any, by which the proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the Resident Holder of the Preferred Share, as the case may be, held immediately before the disposition or deemed disposition. The adjusted cost base to the Resident Holder of a Preferred Share will be determined by averaging the cost of such Preferred Share with the adjusted cost base of all other Preferred Shares of the same series held by the Resident Holder as capital property at that time. See "Taxation of Capital Gains and Losses" below for a general discussion of the treatment of capital gains and capital losses under the Tax Act.

Dissenting Resident Holders of the Company Exchange Shares

        A Resident Holder that validly exercises Dissent Rights will be deemed under the Arrangement to have transferred such Resident Holder's Restricted Voting Shares or, if the Preferred Share Condition is satisfied prior to the Effective Time, Preferred Shares to Pembina, and will be entitled to be paid the fair value of the Resident Holder's Restricted Voting Shares or Preferred Shares, as the case may be.

        Generally, on a disposition or deemed disposition of a Restricted Voting Share or a Preferred Share, a Resident Holder will realize a capital gain (or capital loss) equal to the amount, if any, by which the amount received, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the Resident Holder of the Restricted Voting Share or the Preferred Share, as the case may be, held immediately before the disposition or deemed disposition. The adjusted cost base to the Resident Holder of a Restricted Voting Share or Preferred Share will be determined by averaging the cost of such Restricted Voting Share or Preferred Share with the adjusted cost base of all other Restricted Voting Shares or Preferred Shares of the same series, as the case may be, held by the Resident Holder as capital property at that time. See "Taxation of Capital Gains and Losses" below for a general discussion of the treatment of capital gains and capital losses under the Tax Act.

        Any interest awarded by the Court to a Dissenting Shareholder will be included in such Resident Holder's income for the purposes of the Tax Act.

Holding and Disposing of Pembina Shares

Dividends Received on Pembina Shares

        A Resident Holder will be required to include in computing its income for a taxation year any dividends received (or deemed to be received) on the Pembina Common Shares or the Pembina Exchange Preferred Shares, as the case may be. The Pembina Exchange Preferred Shares will be "taxable preferred shares" as defined in the Tax Act. For a description of the tax treatment of dividends, see "Taxation of Dividends" below.

        The Pembina Exchange Preferred Shares will be "taxable preferred shares" as defined in the Tax Act. The terms of the Preferred Shares require Pembina to make the necessary election under Part VI.1 of the Tax Act so that Resident Holders that are corporations will not be subject to tax under Part IV.1 of the Tax Act on dividends received (or deemed to be received) on the Preferred Shares.

Disposition of Pembina Shares

        Generally, on a disposition or deemed disposition of a Pembina Common Share or a Pembina Exchange Preferred Share, a Resident Holder will realize a capital gain (or capital loss) equal to the amount, if any, by which the proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the Resident Holder of the Pembina Common Share or the Pembina Exchange Preferred Share, as the case may be, held immediately before the disposition or deemed disposition. The adjusted cost base to the Resident Holder of a Pembina Common Share or a Pembina Exchange Preferred Share will be determined by averaging the cost of such Pembina Common Share or Pembina Exchange Preferred Share with the adjusted cost base of all other Pembina Common Shares or Pembina Exchange Preferred Shares of the same series, as the case may be, held by that Resident Holder as capital property at that time. See "Taxation of Capital Gains and Losses" below for a general discussion of the treatment of capital gains and capital losses under the Tax Act.

Taxation of Dividends

        Generally, a Resident Holder will be required to include in computing its income for a taxation year any dividends received (or deemed to be received) on shares. In the case of a Resident Holder that is an individual (other than certain trusts), such dividends will be subject to the gross-up and dividend tax credit rules normally applicable to taxable dividends received from taxable Canadian corporations, including the enhanced gross-up and dividend tax credit applicable to any dividends designated by the Company as an eligible dividend in accordance with the provisions of the Tax Act. A dividend received (or deemed to be received) by a Resident Holder that is a corporation will generally be deductible in computing the corporation's taxable income. In certain circumstances, however, subsection 55(2) of the Tax Act may deem a taxable dividend received (or deemed to be received) by a Resident Holder that is a corporation to be proceeds of a disposition or a gain from the disposition of a capital property. Resident Holders that are corporations should consult their own tax advisors having regard to their own particular circumstances.

        A Resident Holder that is a "private corporation", or a "subject corporation", each as defined in the Tax Act, or any other corporation controlled, whether because of a beneficial interest in one or more trusts or otherwise, by or for the benefit of an individual (other than a trust) or a related group of individuals (other than trusts), will generally be liable to pay a refundable tax under Part IV of the Tax Act on dividends received (or deemed to be received) on the Preferred Shares, as the case may be, to the extent such dividends are deductible in computing the Resident Holder's taxable income for the taxation year.

Taxation of Capital Gains and Losses

        Generally, a Resident Holder is required to include in computing its income for a taxation year one-half of the amount of any capital gain (a "taxable capital gain") realized in the year. Subject to and in accordance with the provisions of the Tax Act, a Resident Holder may deduct one-half of the amount of any capital loss (an "allowable capital loss") realized in a taxation year from taxable capital gains realized by the Resident Holder in the year and allowable capital losses in excess of taxable capital gains for the year may be carried back and deducted in any of the three preceding taxation years or carried forward and deducted in any subsequent taxation year against net taxable capital gains realized in such years.

        The amount of any capital loss realized by a Resident Holder that is a corporation on the disposition of a Pembina Common Share or Pembina Exchange Preferred Share may be reduced by the amount of any dividends received (or deemed to be received) by the Resident Holder on such share to the extent and under the circumstances prescribed by the Tax Act. Similar rules may apply where a Pembina Common Share or Pembina Exchange Preferred Share is owned by a partnership or trust of which a corporation, trust or partnership is a member or beneficiary. Such Resident Holders should consult their own advisors.

Additional Refundable Tax

        A Resident Holder that is throughout the taxation year a "Canadian-controlled private corporation", as defined in the Tax Act, is liable for tax, a portion of which may be refundable, on investment income, including taxable capital gains realized and dividends received or deemed to be received (but not dividends or deemed dividends that are deductible in computing taxable income).

Eligibility for Investment

        Provided that the Pembina Common Shares and the Pembina Exchange Preferred Shares are listed on a designated stock exchange (which currently includes the TSX) on the Effective Date, the Pembina Common Shares and the Pembina Exchange Preferred Shares received by Restricted Voting Shareholders and Preferred Shareholders, as the case may be, pursuant to the Arrangement will be qualified investments under the Tax Act for trusts governed by registered retirement savings plans ("RRSP"), registered retirement income funds ("RRIF"), registered education savings plans ("RESP"), deferred profit sharing plans, registered disability savings plans ("RDSP"), and tax-free savings accounts ("TFSA"). In the case of an RRSP, an RRIF, an RESP, an RDSP, or a TFSA, provided the annuitant of the RRSP or RRIF, the holder of the TFSA or RDSP, or the subscriber of the RESP, as the case may be, deals at arm's length with Pembina and does not have a "significant interest" (within the meaning of the Tax Act) in Pembina, the Pembina Common Shares and the Pembina Exchange Preferred Shares will generally not be a prohibited investment under the Tax Act for such RRSP, RRIF, RESP, RDSP, or TFSA. In addition, the Pembina Common Shares and the Pembina Exchange Preferred Shares will generally not be a prohibited investment if such shares are "excluded property" as defined in the Tax Act for purposes of the prohibited investment rules.

        Resident Holders who hold the Restricted Voting Shares or the Preferred Shares and will hold the Pembina Common Shares or the Pembina Exchange Preferred Shares in an RRSP, RRIF, RESP, RDSP, or TFSA should consult their own advisors having regard to their own particular circumstances.

Holders Not Resident in Canada

        This portion of the summary is generally applicable to a Holder who, at all relevant times, for purposes of the Tax Act, is not, and is not deemed to be, resident in Canada and does not use or hold, and is not deemed to use or hold, the Company Exchange Shares or Pembina Shares in a business carried on in Canada (a "Non-Resident Holder"). Special rules, which are not discussed in this summary, may apply to certain holders that are insurers carrying on an insurance business in Canada and elsewhere.

Exchange of the Company Exchange Shares on the Amalgamation

        The following portion of the summary is only applicable with respect to the exchange of the Restricted Voting Shares and the Preferred Shares if the Preferred Share Condition is satisfied.

Payment of Accrued and Unpaid Dividends on the Preferred Shares

        Dividends paid or credited (or deemed to be paid or credited) on the Preferred Shares to a Non-Resident Holder will be subject to Canadian withholding tax at the rate of 25%, subject to any reduction in the rate of withholding to which the Non-Resident Holder is entitled under any applicable income tax convention. For example, under the Canada-U.S. Income Tax Convention (1980) (the "Convention"), where dividends on the Preferred Shares are considered to be paid to or derived by a Non-Resident Holder that is the beneficial owner of the dividends and is a U.S. resident for the purposes of, and is entitled to benefits in accordance with, the provisions of the Convention, the applicable rate of Canadian withholding tax is generally reduced to 15%.

Exchange of Restricted Voting Shares for Pembina Common Share Consideration

        A Non-Resident Holder will not be subject to tax under the Tax Act on any capital gain realized on a disposition of Restricted Voting Shares on the Amalgamation unless, at the Effective Time, the Restricted Voting Shares are "taxable Canadian property" (as defined in the Tax Act) to the Non-Resident Holder and are not "treaty-protected property" (as defined in the Tax Act) of the Non-Resident Holder. See discussion below under "Company Exchange Shares—Taxable Canadian Property".

        A Non-Resident Holder whose Restricted Voting Shares are "taxable Canadian property" and are not "treaty-protected property" will generally have the same tax considerations as those described above under "Holders Resident in Canada—Exchange of the Company Exchange Shares on the Amalgamation".

Exchange of Preferred Shares for Pembina Exchange Preferred Shares

        A Non-Resident Holder will not be subject to tax under the Tax Act on any capital gain realized on a disposition of Preferred Shares pursuant to the Arrangement unless, at the Effective Time, the Preferred Shares are "taxable Canadian property" (as defined in the Tax Act) to the Non-Resident Holder and are not "treaty-protected property" (as defined in the Tax Act) of the Non-Resident Holder. See discussion below under "Company Exchange Shares—Taxable Canadian Property".

        A Non-Resident Holder whose Preferred Shares are "taxable Canadian property" and are not "treaty-protected property" will generally have the same tax considerations as those described above under "Holders Resident in Canada—Exchange of the Company Exchange Shares on the Amalgamation".

Company Exchange Shares if the Preferred Share Condition is not Satisfied

        The following portion of the summary is only applicable with respect to the exchange of the Restricted Voting Shares and holding of the Preferred Shares if the Preferred Share Condition is not satisfied.

Exchange of Restricted Voting Shares for Pembina Common Share Consideration

        A Non-Resident Holder will not be subject to tax under the Tax Act on any capital gain realized on a disposition of Restricted Voting Shares on the Arrangement unless, at the Effective Time, the Restricted Voting Shares are "taxable Canadian property" (as defined in the Tax Act) to the Non-Resident Holder and are not "treaty-protected property" (as defined in the Tax Act) of the Non-Resident Holder. See discussion below under "Company Exchange Shares—Taxable Canadian Property".

        A Non-Resident Holder whose Restricted Voting Shares are "taxable Canadian property" and are not "treaty-protected property" will generally have the same tax considerations as those described above under "Holders Resident in Canada—Exchange of the Company Exchange Shares if the Preferred Share Condition is not Satisfied".

Holding and Disposing of Preferred Shares

        Dividends paid or credited (or deemed to be paid or credited) on the Preferred Shares to a Non-Resident Holder will be subject to Canadian withholding tax at the rate of 25%, subject to any reduction in the rate of withholding to which the Non-Resident Holder is entitled under any applicable income tax convention. See discussion above under "Holders Not Resident in Canada—Exchange of the Company Exchange Shares on the Amalgamation—Payment of Accrued and Unpaid Dividends on the Preferred Shares".

        A Non-Resident Holder will not be subject to tax under the Tax Act on any capital gain realized on a disposition or deemed disposition of Preferred Shares, unless the Preferred Shares, as the case may be, constitute "taxable Canadian property" to the Non-Resident Holder and do not constitute "treaty-protected property". See discussion below under "Holders Not Resident in Canada—Holding and Disposing of Pembina Shares". For a description of "taxable Canadian property" see "Company Exchange Shares—Taxable Canadian Property" below.

        Non-Resident Holders whose Preferred Shares may constitute taxable Canadian property should consult their own tax advisors.

Dissenting Non-Resident Holders

        A Non-Resident Holder that validly exercises Dissent Rights will be deemed under the Arrangement to have transferred such Resident Holder's Restricted Voting Shares or (if the Preferred Share Condition is satisfied prior to the Effective Time) Preferred Shares to Pembina, and will be entitled to be paid the fair value of the Resident Holder's Restricted Voting Shares or Preferred Shares, as the case may be. A Non-Resident Holder will be considered to have disposed of Restricted Voting Shares or Preferred Shares, as the case may be, for proceeds of disposition equal to the amount paid to such Non-Resident Holder less an amount in respect of interest, if any, awarded by the Court. A Non-Resident Holder will be subject to tax under the Tax Act on any gain realized if such shares constitute "taxable Canadian property" unless relief is provided under an income tax treaty or convention between Canada and the Non-Resident Holder's country of residence. For a description of "taxable Canadian property" see "Company Exchange Shares—Taxable Canadian Property" below.

Company Exchange Shares—Taxable Canadian Property

        Generally, the Restricted Voting Shares or the Preferred Shares will not constitute "taxable Canadian property" to a Non-Resident Holder at a particular time provided that the Restricted Voting Shares or the Preferred Shares, as the case may be, are listed at that time on a designated stock exchange (which includes the TSX), unless at any particular time during the 60-month period that ends at that time:

  (a)
  one or any combination of (a) the Non-Resident Holder, (b) persons with whom the Non-Resident Holder does not deal with at arm's length, and (c) partnerships in which the Non-Resident Holder or a person described in (b) holds a membership interest directly or indirectly through one or more partnerships, has owned 25% or more of the issued shares of any class or series of the capital stock of the Company; and

  (b)
  more than 50% of the fair market value of the Restricted Voting Shares or the Preferred Shares, as the case may be, was derived directly or indirectly from one or any combination of: (a) real or immovable properties situated in Canada, (b) "Canadian resource properties" (as defined in the Tax Act), (c) "timber resource properties" (as defined in the Tax Act), and (d) options in respect of, or interests in, or for civil law rights in, property in any of the foregoing whether or not the property exists.

        Notwithstanding the foregoing, in certain circumstances set out in the Tax Act, Restricted Voting Shares or Preferred Shares could be deemed to be taxable Canadian property. Non-Resident Holders whose Restricted Voting Shares or Preferred Shares, as the case may be, may constitute taxable Canadian property should consult their own tax advisors.

        Even if the Restricted Voting Shares or the Preferred Shares are taxable Canadian property to a Non-Resident Holder, a taxable capital gain resulting from the disposition of such shares will not be included in computing the Non-Resident Holder's income for the purposes of the Tax Act if the Restricted Voting Shares or the Preferred Shares, as the case may be, constitute "treaty-protected property". Restricted Voting Shares or Preferred Shares owned by a Non-Resident Holder will generally be treaty-protected property if the gain from the disposition of such shares would, because of an applicable income tax treaty, be exempt from tax under the Tax Act.

        A dissenting Non-Resident Holder will not be subject to Canadian withholding tax on any amount of interest that is awarded by the Court.

        A Non-Resident Holder who disposes of taxable Canadian property that is not treaty-protected property must file a Canadian income tax return for the year in which the disposition occurs, regardless of whether the Non-Resident Holder is liable for Canadian tax on any gain realized as a result.

Holding and Disposing of Pembina Shares

Dividends Received on Pembina Shares

        Dividends paid or credited (or deemed to be paid or credited) on the Pembina Common Shares and the Pembina Exchange Preferred Shares to a Non-Resident Holder will be subject to Canadian withholding tax at a rate of 25%, subject to any reduction in the rate of withholding to which the Non-Resident Holder is entitled under any applicable income tax convention. For example, under the Convention, where dividends on the Pembina Common Shares and the Pembina Preferred Exchange Shares are considered to be paid to or derived by a Non-Resident Holder that is the beneficial owner of the dividends and is a U.S. resident for the purposes of, and is entitled to benefits in accordance with, the provisions of the Convention, the applicable rate of Canadian withholding tax is generally reduced to 15%.

Disposition of Pembina Shares

        A Non-Resident Holder will not be subject to tax under the Tax Act on any capital gain realized on a disposition or deemed disposition of Pembina Common Shares or Pembina Exchange Preferred Shares, unless the Pembina Common Shares or Pembina Exchange Preferred Shares, as the case may be, constitute "taxable Canadian property" to the Non-Resident Holder and do not constitute "treaty-protected property". For a description of "taxable Canadian property" see "Company Exchange Shares—Taxable Canadian Property" above, as the same tests will apply in respect of the Pembina Common Shares and the Pembina Exchange Preferred Shares.

        Pursuant to the provisions of the Tax Act, where a Company Exchange Share constitutes "taxable Canadian property" to a Non-Resident Holder, any Pembina Shares received by the Non-Resident Holder on the exchange of such Company Exchange Share for Pembina Shares utilizing the rollover available under the Amalgamation or section 85.1 of the Tax Act will be deemed to constitute "taxable Canadian property" to the Non-Resident Holder for a period of 60 months. The result is that such Non-Resident Holder may be subject to tax under the Tax Act on future gains realized on a disposition of those Pembina Shares so long as the Pembina Shares constitute "taxable Canadian property" to the Non-Resident Holder.

        Non-Resident Holders whose Pembina Shares may constitute taxable Canadian property should consult their own tax advisors.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

        The following is a general summary of certain U.S. federal income tax considerations applicable to a U.S. Holder (as defined below) arising from the disposition of Restricted Voting Shares pursuant to the Arrangement and the ownership and disposition of Pembina Common Shares received pursuant to the Arrangement. This summary is for general information purposes only and does not purport to be a complete analysis or listing of all potential U.S. federal income tax considerations that may apply to a U.S. Holder in connection with the Arrangement and the ownership and disposition of Pembina Common Shares received pursuant to the Arrangement. In addition, this summary does not take into account the individual facts and circumstances of any particular U.S. Holder that may affect the U.S. federal income tax consequences to such U.S. Holder, including specific tax consequences to a U.S. Holder under any applicable tax treaty. Accordingly, this summary is not intended to be, and should not be construed as, legal or U.S. federal income tax advice with respect to any U.S. Holder. This summary does not address the U.S. federal alternative minimum, U.S. federal estate and gift, U.S. state and local, or non-U.S. tax consequences to U.S. Holders of the receipt of Pembina Common Shares or cash pursuant to the Arrangement and the ownership and disposition of such Pembina Common Shares. Except as specifically set forth below, this summary does not discuss applicable income tax reporting requirements. Each U.S. Holder should consult its own tax advisor regarding all U.S. federal, U.S. state and local, and non-U.S. tax consequences of the Arrangement and the ownership and disposition of Pembina Common Shares received pursuant to the Arrangement.

        No opinion from U.S. legal counsel or ruling from the Internal Revenue Service (the "IRS") has been requested, or will be obtained, regarding the U.S. federal income tax consequences of the Arrangement or the ownership and disposition of Pembina Common Shares received pursuant to the Arrangement. This summary is not binding on the IRS, and the IRS is not precluded from taking a position that is different from, and contrary to, the positions described in this summary. In addition, because the authorities on which this summary is based are subject to various interpretations, the IRS could challenge, and U.S. courts could disagree with, one or more of the positions described in this summary.

        This summary does not address the U.S. federal income tax consequences to any person of the disposition of Preferred Shares in exchange for Pembina Exchange Preferred Shares pursuant to the

Arrangement, or the ownership and disposition of such Pembina Exchange Preferred Shares. Each holder of Preferred Shares should consult its own tax advisor regarding all U.S. federal, U.S. state and local, and non-U.S. tax consequences of the disposition of Preferred Shares pursuant to the Arrangement and the ownership and disposition of Pembina Exchange Preferred Shares received pursuant to the Arrangement. Further, this summary does not address the U.S. federal income tax consequences of transactions effected prior or subsequent to, or concurrently with, the Arrangement that, in each case, are not part of the Arrangement.

Scope of This Disclosure

Authorities

        This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), final and temporary U.S. Treasury Regulations, published rulings of the IRS, published administrative positions of the IRS, the Convention, and U.S. court decisions that are applicable and, in each case, in effect and available, as of the date of this proxy statement. Any of the authorities on which this summary is based could be changed at any time in a manner that is material and adverse to U.S. Holders, and any such change could be applied on a prospective or retroactive basis and therefore could affect the U.S. federal income tax considerations described in this summary. This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation that, if enacted, could be applied on a retroactive or prospective basis.

Holders

        For purposes of this summary, the term "U.S. Holder" means a beneficial owner of Restricted Voting Shares (or, after the Arrangement, Pembina Common Shares) participating in the Arrangement or exercising Dissent Rights pursuant to the Arrangement, that is for U.S. federal income tax purposes:

  •
  an individual who is a citizen or resident of the United States;

  •
  a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

  •
  an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

  •
  a trust that (a) is subject to the primary supervision of a court within the United States and the control of one or more U.S. persons (as such term is defined under the Code) for all substantial decisions or (b) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

U.S. Holders Subject to Special U.S. Federal Income Tax Rules Not Addressed

        This summary does not address the U.S. federal income tax consequences of the Arrangement or the ownership and disposition of Pembina Common Shares received pursuant to the Arrangement to U.S. Holders that are subject to special provisions under the Code, including U.S. Holders that: (a) are tax-exempt organizations, qualified retirement plans, individual retirement accounts, or other tax-deferred accounts; (b) are financial institutions, underwriters, insurance companies, real estate investment trusts, or regulated investment companies; (c) are broker-dealers, dealers, or traders in securities or currencies that elect to apply a mark-to-market accounting method; (d) have a "functional currency" other than the U.S. dollar; (e) own Restricted Voting Shares (or after the Arrangement, Pembina Common Shares) as part of a straddle, hedging transaction, conversion transaction, constructive sale, or other arrangement involving more than one position; (f) acquired Restricted Voting Shares in connection with the exercise of employee stock options or otherwise as compensation for services; (g) hold Restricted Voting Shares (or after the Arrangement, Pembina Common Shares) other than as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment purposes); (h) own, directly, indirectly, or by attribution, five percent (5%) or more, by voting power or value, of the outstanding shares of the Company (or after the Arrangement, the outstanding shares of Pembina); or (i) acquired Restricted Voting Shares by gift or inheritance. This summary also does not address the U.S. federal income tax considerations of the Arrangement or the ownership and disposition of Pembina Common Shares received pursuant to the Arrangement to U.S. Holders who are: (A) U.S. expatriates or former long-term residents of the United States; (B) persons that have been, are, or will be a resident or deemed to be a resident in Canada for purposes of the Tax Act; (C) persons that use or hold, will use or hold, or that are or will be deemed to use or hold Restricted Voting Shares (or after the Arrangement, Pembina Common Shares) in connection with carrying on a business in Canada; (D) persons whose Restricted Voting Shares (or after the Arrangement, Pembina Common Shares) constitute "taxable Canadian property" under the Tax Act; or (E) persons that have a permanent establishment in Canada for the purposes of the Convention. U.S. Holders that are subject to special provisions under the Code or the Tax Act, including U.S. Holders described in the preceding sentences of this paragraph, should consult their own tax advisors regarding all U.S. federal, U.S. state and local, and non-U.S. tax consequences relating to the Arrangement and the ownership and disposition of Pembina Common Shares received pursuant to the Arrangement.

        If an entity or arrangement that is classified as a partnership for U.S. federal income tax purposes holds Restricted Voting Shares (or after the Arrangement, Pembina Common Shares), the U.S. federal income tax consequences to such entity or arrangement and the partners, members or owners of such entity or arrangement of the Arrangement and the ownership and disposition of Pembina Common Shares received pursuant to the Arrangement generally will depend on the activities of such entity or arrangement and the status of such partners, member or owners. This summary does not address the tax consequences to any such entity or arrangement, or any such partner, member or owner. Partners, members and owners of entities or arrangements that are classified as partnerships for U.S. federal income tax purposes should consult their own tax advisors regarding the U.S. federal income tax consequences of the Arrangement and the ownership and disposition of Pembina Common Shares received pursuant to the Arrangement.

Certain U.S. Federal Income Tax Consequences of the Arrangement

Characterization of the Arrangement for U.S. Federal Income Tax Purposes

        If the Preferred Share Condition is satisfied, and, as a result, the Amalgamation occurs, the Company and Pembina intend that the Amalgamation be treated as a reorganization within the meaning of Section 368(a) of the Code (a "Reorganization"). Alternatively, if the Preferred Share Condition is not satisfied, and, as a result, the Amalgamation does not occur, the Arrangement is expected to be treated as a taxable transaction for U.S. federal income tax purposes.

        The alternative tax consequences of the Arrangement qualifying as a Reorganization or as a taxable transaction are discussed below. U.S. Holders should consult their own tax advisors regarding the proper U.S. federal income tax reporting of the Arrangement.

Tax Consequences if the Arrangement Qualifies as a Reorganization

        If the Arrangement qualifies as a Reorganization, then, subject to the U.S. federal income tax consequences discussed below under "Tax Consequences of the Arrangement if the Company is Classified as a PFIC", the following U.S. federal income tax consequences should apply to U.S. Holders to the extent a U.S. Holder receives solely Pembina Common Shares in exchange for its Restricted Voting Shares:

  •
  no gain or loss would be recognized by a U.S. Holder in connection with the Arrangement;

  •
  the aggregate tax basis of the Pembina Common Shares received by a U.S. Holder pursuant to the Arrangement would equal the aggregate tax basis of the Restricted Voting Shares surrendered in exchange therefor;

  •
  the holding period for the Pembina Common Shares received by a U.S. Holder pursuant to the Arrangement would include such U.S. Holder's holding period for the Restricted Voting Shares surrendered in exchange therefor; and

  •
  U.S. Holders generally would be required to report certain information to the IRS on their U.S. federal income tax returns for the taxable year in which the Arrangement occurs, and to retain certain records related to the Arrangement.

        The IRS could challenge, or a U.S. court could disagree with, a U.S. Holder's treatment of the Arrangement as a Reorganization. If the Arrangement fails to qualify as a Reorganization, then the Arrangement would be treated as a taxable transaction, and the consequences to U.S. Holders discussed below under "Tax Consequences if the Arrangement is a Taxable Transaction" would apply instead.

Tax Consequences if the Arrangement is a Taxable Transaction

        If the Preferred Share Condition is not satisfied or the Arrangement does not otherwise qualify as a Reorganization, then, subject to the U.S. federal income tax consequences discussed below under "Tax Consequences of the Arrangement if the Company is Classified as a PFIC" and "U.S. Holders Exercising Dissent Rights", the following U.S. federal income tax consequences should apply to U.S. Holders:

  •
  gain or loss would be recognized in an amount equal to the excess of the fair market value of the Pembina Common Shares received by a U.S. Holder pursuant to the Arrangement over such U.S. Holder's adjusted tax basis in the Restricted Voting Shares surrendered in exchange therefor;

  •
  the aggregate tax basis of the Pembina Common Shares received by a U.S. Holder pursuant to the Arrangement would be equal to the fair market value of such Pembina Common Shares on the date of receipt; and

  •
  the holding period for the Pembina Common Shares received by a U.S. Holder pursuant to the Arrangement would begin on the day after such Pembina Common Shares are received.

        Subject to the discussion of the PFIC rules under "Tax Consequences of the Arrangement if the Company is Classified as a PFIC", any gain or loss described in the first bullet point immediately above would be capital gain or loss, which would be long-term capital gain or loss if the holding period with respect to such Common Shares is more than one year as of the date of the Arrangement. Preferential tax rates apply to long-term capital gains of a non-corporate U.S. Holder. There are currently no preferential tax rates for long-term capital gains of a U.S. Holder that is a corporation. Deductions for capital losses are subject to complex limitations under the Code.

Tax Consequences of the Arrangement if the Company Is Classified as a PFIC

        A U.S. Holder of Restricted Voting Shares could be subject to special U.S. federal income tax rules in respect of the Arrangement if the Company were classified as a "passive foreign investment company" within the meaning of Section 1297 of the Code (a "PFIC") for any taxable year during which such U.S. Holder has held Restricted Voting Shares.

        In general, a non-U.S. corporation (as determined for U.S. federal income tax purposes) is properly classified as a PFIC for each taxable year in which (i) seventy-five percent (75%) or more of its gross income is passive income (as defined for U.S. federal income tax purposes) or (ii) fifty percent (50%) or more of the value of its assets either produce passive income or are held for the production of passive income, based on the quarterly average of the fair market value, of such assets. For purposes of the PFIC rules, "gross income" generally includes all sales revenues less cost of goods sold, plus income from investments and from incidental or outside operations or sources, and "passive income" generally includes dividends, interest, certain royalties and rents, certain gains from the sale of stock and securities, and certain gains from commodities transactions. In determining whether or not it is a PFIC, a non-U.S. corporation will be treated as owning its proportionate share of the assets and earning its proportionate share of the income of each corporation in which it owns, directly or indirectly, at least a twenty-five percent (25%) interest (by value).

        The Company believes that it was not a PFIC during its taxable year ended December 2018 and, based on its current operations and financial expectations, the Company expects it would not be a PFIC for its current taxable year if such taxable year were to end on the Effective Date. The determination of whether the Company is or was a PFIC during any taxable year depends, in part, on the application of complex U.S. federal income tax rules, which are subject to differing interpretations. Accordingly, there can be no assurance that the IRS will not challenge any determination made by the Company concerning its PFIC status or that the Company was not, or will not be, a PFIC for any taxable year. U.S. Holders should consult their own tax advisors regarding the PFIC status of the Company.

        If the Company were a PFIC at any time during a U.S. Holder's holding period for Restricted Voting Shares, then the U.S. federal income tax consequences to a U.S. Holder of the Arrangement are expected to be as follows:

  •
  the exchange of Restricted Voting Shares for Pembina Common Shares pursuant to the Arrangement may be treated as a taxable transaction even if the Arrangement qualifies as a Reorganization as discussed above (subject to an exception that may be available if Pembina also were a PFIC in the taxable year that includes the Arrangement);

  •
  any gain on the exchange of Restricted Voting Shares pursuant to the Arrangement and any "excess distribution" (defined as the excess of distributions with respect to the Restricted Voting Shares in any taxable year over 125% of the average annual distributions such U.S. Holder has received from the Company during the shorter of the three preceding taxable years, or such U.S. Holder's holding period for the Restricted Voting Shares), would be allocated ratably over such U.S. Holder's holding period for the Restricted Voting Shares;

  •
  the amounts allocated to the current taxable year in which the Arrangement occurs and to any taxable year prior to the first taxable year in which the Company was a PFIC would be taxed as ordinary income in the current taxable year;

  •
  the amounts allocated to each of the other taxable years in such U.S. Holder's holding period for the Restricted Voting Shares ("prior PFIC years") would be subject to tax as ordinary income at the highest rate of tax in effect for the applicable class of taxpayer for such taxable year; an interest charge for a deemed deferral benefit also would be imposed with respect to the resulting tax attributable to each of the prior PFIC years, which interest charge is not deductible by non-corporate U.S. Holders; and

  •
  if the Arrangement otherwise qualifies as a Reorganization as discussed above, any loss realized by the U.S. Holder in connection with the Arrangement generally would not be recognized.

        Each U.S. Holder should consult its own tax advisor regarding the application of the PFIC rules to the Company, the possible effect of the PFIC rules to such U.S. Holder, as well as the availability of any election or exception that may be available to such U.S. Holder to mitigate adverse U.S. federal income tax consequences of holding shares in a PFIC. The remainder of this discussion assumes that the Company has not been a PFIC at any time during a U.S. Holder's holding period for Restricted Voting Shares and is not be a PFIC during its current taxable year.

U.S. Holders Exercising Dissent Rights

        A U.S. Holder that exercises Dissent Rights with respect to its Restricted Voting Shares and is paid cash in exchange for all of such U.S. Holder's Restricted Voting Shares generally will recognize gain or loss in an amount equal to the difference, if any, between (a) the U.S. dollar value of the Canadian currency received by such U.S. Holder in exchange for such U.S. Holder's Restricted Voting Shares (other than amounts, if any, that are or are deemed to be interest for U.S. federal income tax purposes, which amounts will be taxed as ordinary income) and (b) the adjusted tax basis of such U.S. Holder in such Restricted Voting Shares surrendered. Subject to the discussion of the PFIC rules under "Tax Consequences of the Arrangement if the Company is Classified as a PFIC", such gain or loss generally will be capital gain or loss, which will be long-term capital gain or loss if the holding period with respect to such Restricted Voting Shares is more than one year as of the date of the exchange. Preferential tax rates apply to long-term capital gains of a non-corporate U.S. Holder. There are currently no preferential tax rates for long-term capital gains of a U.S. Holder that is a corporation. Deductions for capital losses are subject to complex limitations under the Code.

U.S. Federal Income Tax Consequences of the Ownership and Disposition of Pembina Common Shares

        The following discussion is subject, in its entirety, to the rules described below under "PFIC Rules Relating to the Ownership of Pembina Common Shares".

Distributions on Pembina Common Shares

        For U.S. federal income tax purposes, a U.S. Holder that receives a distribution of cash or property, including a constructive distribution, with respect to a Pembina Common Share generally will be required to include the amount of such distribution in gross income as a dividend (without reduction for any Canadian income tax withheld from such distribution) to the extent of the current or accumulated "earnings and profits" of Pembina, as computed for U.S. federal income tax purposes. Any portion of the distribution in excess of Pembina's earnings and profits first will be treated as a tax-free return of capital to the extent of the U.S. Holder's tax basis in its Pembina Common Share and will be applied against and reduce that basis, but not below zero, on a dollar-for-dollar basis (thereby increasing the amount of gain or decreasing the amount of loss recognized on a subsequent disposition of the Pembina Common Share). To the extent that the distribution exceeds the U.S. Holder's tax basis, the excess will constitute gain from a sale, exchange or other taxable disposition of the Pembina Common Share and therefore be subject to the U.S. federal income tax consequences described under "Sale, Exchange or Other Taxable Disposition of the Pembina Common Shares". Subject to applicable limitations, dividend distributions paid by Pembina to non-corporate U.S. Holders, including individuals, generally would be eligible for qualified dividend treatment and the preferential tax rates applicable to long-term capital gains, provided certain holding period and other conditions are satisfied, including that Pembina not be classified as a PFIC in the taxable year of distribution or in the preceding taxable year. The rules concerning corporate distributions of cash and property are complex, and each U.S. Holder should consult its own tax advisor regarding the application of such rules.

Sale, Exchange or Other Taxable Disposition of the Pembina Common Shares

        Upon a sale, exchange or other taxable disposition of the Pembina Common Shares acquired pursuant to the Arrangement, a U.S. Holder will recognize a capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference between the U.S. dollar value of the cash received plus the fair market value of any property received, and the U.S. Holder's adjusted tax basis in such Pembina Common Shares. Any such gain or loss generally will be long-term capital gain or loss if the U.S. Holder's holding period in the Pembina Common Shares exceeds one year. Non-corporate U.S. Holders, including individuals, generally will be subject to U.S. federal income tax on long-term capital gain at preferential rates. The deductibility of capital losses is subject to complex limitations.

PFIC Rules Relating to the Ownership of Pembina Common Shares

        Special U.S. federal income tax rules apply to U.S. Holders owning stock of a PFIC. Based on current business plans and financial expectations, Pembina expects that it will not be a PFIC for its current taxable year and does not anticipate becoming a PFIC in the future. No opinion of legal counsel or ruling from the IRS concerning the status of Pembina as a PFIC has been obtained or is currently planned to be requested. PFIC classification is fundamentally factual in nature, generally cannot be determined until the close of the taxable year in question, and is determined annually. Additionally, the analysis depends, in part, on the application of complex U.S. federal income tax rules, which are subject to differing interpretations. Consequently, there can be no assurance that Pembina is not or will not become, a PFIC for any taxable year during which a U.S. Holder holds Pembina Common Shares.

        If Pembina were to be treated as a PFIC, gain realized on the sale, exchange or other taxable disposition of Pembina Common Shares generally would not be treated as capital gain. Instead, unless a U.S. Holder elects to be taxed annually on a mark-to- market basis with respect to its Pembina Common Shares or makes a timely and effective "qualified electing fund" election, the holder would be treated as if it had realized such gain and certain "excess distributions" ratably over its holding period for the Pembina Common Shares and generally would be taxed at the highest tax rate in effect for each such taxable year to which the gain was allocated, together with an interest charge in respect of the tax attributable to certain of such taxable years. With certain exceptions, a U.S. Holder's Pembina Common Shares will be treated as stock in a PFIC if Pembina were a PFIC at any time during U.S. Holder's holding period in its Pembina Common Shares. Dividend distributions received from Pembina would not be eligible for the preferential tax rates applicable to qualified dividend income if Pembina is treated as a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead would be taxable at rates applicable to ordinary income.

        U.S. Holders should consult their own tax advisors regarding the potential application of the PFIC rules to the ownership and disposition of Pembina Common Shares and the availability of certain U.S. tax elections under the PFIC rules.

Additional Considerations

Foreign Tax Credit

        Any payment (whether directly or through withholding) of non-U.S. income tax in connection with a U.S. Holder's ownership or disposition of Pembina Common Shares may, subject to a number of complex limitations, be claimed as a foreign tax credit against such U.S. Holder's U.S. federal income tax liability in respect of such U.S. Holder's foreign source income or may be claimed as a deduction for U.S. federal income tax purposes. The limitation on foreign taxes eligible for credit is calculated separately with respect to specific classes of income. For this purpose, dividend distributions that are distributed with respect to Pembina Common Shares generally will be foreign source income for purposes of computing the foreign tax credit allowable to a U.S. Holder. Gains recognized on the sale of Pembina Common Shares by a U.S. Holder generally should be treated as U.S. source income for this purpose, except as otherwise provided in an applicable income tax treaty and if an election is properly made under the Code. The foreign tax credit regime and the foregoing limitations are complex and, accordingly, each U.S. Holder should consult its own tax advisor with respect to the amount of foreign taxes that may be claimed as a credit or deduction with regard to such U.S. Holder's particular circumstances.

Foreign Currency Gains

        The amount of any distribution or proceeds paid in Canadian dollars to a U.S. Holder in connection with the ownership of Pembina Common Shares or on the sale, exchange or other taxable disposition of Pembina Common Shares, or any Canadian dollars received in connection with the Arrangement, generally will be included in the gross income of a U.S. Holder as translated into U.S. dollars calculated by reference to the exchange rate prevailing on the date of actual or constructive receipt of such amount, regardless of whether the Canadian dollars are converted into U.S. dollars at that time. If the Canadian dollars received are not converted into U.S. dollars on the date of receipt, a U.S. Holder will have a basis in the Canadian dollars equal to its U.S. dollar value on the date of receipt. Any U.S. Holder who receives payment in Canadian dollars and engages in a subsequent conversion or other taxable disposition of the Canadian dollars may have a foreign currency exchange gain or loss that would be treated as ordinary income or loss, and such income or loss generally would be U.S. source for foreign tax credit purposes. Different rules may apply to U.S. Holders who use the accrual method of accounting for U.S. federal income tax purposes. Each U.S. Holder should consult its own tax advisor regarding the U.S. federal income tax consequences of receiving, owning, and disposing of Canadian dollars.

Additional Tax on Passive Income

        Certain U.S. Holders that are individuals, estates and trusts whose income exceeds certain thresholds generally will be required to pay a 3.8% Medicare surtax on "net investment income" including, among other things, dividends and net gain from the sale or other taxable disposition of their Restricted Voting Shares pursuant to the Arrangement. U.S. Holders should consult their own tax advisors regarding the effect, if any, of this tax on their taxable disposition of Restricted Voting Shares pursuant to the Arrangement and their ownership and disposition of Pembina Common Shares.

U.S. Information Reporting and Backup Withholding Tax

        Under U.S. federal income tax law, certain categories of U.S. Holders must file information returns with respect to their investment in, or involvement with, Pembina. U.S. return disclosure obligations (and related penalties) are imposed on individuals who are U.S. Holders that hold certain specified foreign financial assets in excess of certain thresholds. The definition of "specified foreign financial assets" includes not only financial accounts maintained in non-U.S. financial institutions, but also, if held for investment and not in an account maintained by certain financial institutions, any stock or security issued by a non-U.S. person, any financial instrument or contract that has an issuer or counterparty other than a U.S. person and any interest in a non-U.S. entity. U.S. Holders may be subject to these reporting requirements unless their Restricted Voting Shares or Pembina Common Shares are held in an account at certain financial institutions. Penalties for failure to file certain of these information returns are substantial. U.S. Holders should consult with their own tax advisors regarding the requirements of filing information returns under these rules, including the requirement to file an IRS Form 8938.

        Payments made within the United States or by a U.S. payor or U.S. middleman of (a) distributions on the Pembina Common Shares, (b) proceeds arising from the sale or other taxable disposition of Pembina Common Shares, or (c) payments received in connection with a U.S. Holder's exercise of

Dissent Rights with respect to their Restricted Voting Shares, in each case, generally may be subject to information reporting requirements under U.S. federal income tax rules. In addition, backup withholding may apply to such payments if a U.S. Holder (a) fails to furnish such U.S. Holder's correct U.S. taxpayer identification number (generally on IRS Form W-9), (b) furnishes an incorrect U.S. taxpayer identification number, (c) is notified by the IRS that such U.S. Holder has previously failed to properly report items subject to backup withholding, or (d) fails to certify, under penalty of perjury, that such U.S. Holder has furnished its correct U.S. taxpayer identification number and that the IRS has not notified such U.S. Holder that it is subject to backup withholding. Certain exempt persons generally are excluded from these information reporting and backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the U.S. backup withholding rules will be allowed as a credit against a U.S. Holder's U.S. federal income tax liability, if any, or will be refunded, if such U.S. Holder furnishes required information to the IRS in a timely manner. Each U.S. Holder should consult its own tax advisor regarding the information reporting and backup withholding rules in their particular circumstances and the availability of and procedures for obtaining an exemption from backup withholding.

        The discussion of reporting requirements set forth above is not intended to constitute an exhaustive description of all reporting requirements that may apply to a U.S. Holder. A failure to satisfy certain reporting requirements may result in an extension of the time period during which the IRS can assess a tax, and under certain circumstances, such an extension may apply to assessments of amounts unrelated to any unsatisfied reporting requirement. Each U.S. Holder should consult its own tax advisor regarding applicable reporting requirements and the information reporting and backup withholding rules.

 ACCOUNTING TREATMENT

        Pembina prepares its financial statements in accordance with IFRS. In accordance with International Financial Reporting Standard 3, Business Combinations, Pembina will account for the Arrangement using the acquisition method.

TIMING

        If the Voting Shareholders' Meeting is held as scheduled and is not adjourned, the Effective Date will occur once all conditions set forth in the Arrangement Agreement are satisfied or waived. The Company expects the Arrangement to be completed in the late fourth quarter of 2019 or in the first quarter of 2020. It is not possible, however, to state with certainty when the Effective Date will occur.

        The Arrangement will become effective upon the filing with the Registrar of the Articles of Arrangement and a copy of the Final Order, together with such other materials as may be required by the Registrar.

        The Effective Date could be delayed for a number of reasons, including delays in receiving Regulatory Approvals. See "Procedure for the Arrangement to Become Effective—Regulatory Approvals—Competition Act Approval" and "Risk Factors—There is No Assurance that Conditions Precedent to the Arrangement will be Satisfied or Waived on a Timely Basis or At All".

INTERESTS OF EXPERTS

        Certain matters relating to the Arrangement will be passed upon for the Company by Blake, Cassels & Graydon LLP, in respect of Canadian legal matters and by Bracewell LLP, in respect of U.S. legal matters.

        In addition, certain legal matters in connection with the Arrangement will be passed upon for the Special Committee by Goodmans LLP.

        As at the date hereof, the partners and associates of Blake, Cassels & Graydon LLP, Bracewell LLP and Goodmans LLP, respectively, beneficially own, directly or indirectly, less than 1% of the outstanding Restricted Voting Shares or Preferred Shares.

INFORMATION CONCERNING THE COMPANY

        See Appendix H—"Information Concerning the Company" attached to this proxy statement for detailed information concerning the Company.

INFORMATION CONCERNING PEMBINA

        See Appendix I—"Information Concerning Pembina" attached to this proxy statement for detailed information concerning Pembina.

COMPARISON OF RIGHTS OF THE COMPANY SHAREHOLDERS AND PEMBINA SHAREHOLDERS

        See Appendix J attached to this proxy statement for a comparison of the rights of holders of Restricted Voting Shares compared to the rights of holders of Pembina Common Shares.

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF THE COMPANY

        The following table presents selected historical financial data of the Company prepared in accordance with GAAP. The data as of and for the years ended December 31, 2018, 2017 and 2016 is derived from the Company's audited consolidated financial statements for those periods. The data as of and for the nine months ended September 30, 2019 and 2018 is derived from the Company's unaudited interim consolidated financial statements for those periods.

        The information in the following table is only a summary and is not indicative of the results of future operations of the Company. You should read the following information together with the Company 10-K for the year ended December 31, 2018, the Company 10-Q for the quarterly period ended September 30, 2019 and the other information that the Company has filed under its profile at www.sec.gov/edgar or at www.sedar.com. On August 31, 2018, the Company closed on the sale of the

Trans Mountain pipeline system and the Trans Mountain expansion project, which are presented below as discontinued operations.

	Unaudited Nine Months Ended September 30,		Years Ended December 31,
	2019	2018	2018	2017	2016
	(In millions of Canadian dollars, except per share amounts)
Income Statement Information:
Revenues	309.2	278.6	383.8	358.9	347.8
Operating income	84.2	79.4	110.8	83.7	97.6
Income from continuing operations, net of tax	59.5	59.7	100.0	50.5	70.4
Income from discontinued operations, net of tax	—	1,347.8	1,318.2	110.2	131.4
Net income	59.5	1,407.5	1,418.2	160.7	201.8
Per Share Amounts
Basic and diluted earnings per Restricted Voting Share from continuing operations(a)	0.32	0.32	0.62	0.31	—
Basic and diluted earnings per Restricted Voting Share from discontinued operations(a)	—	11.64	11.37	0.69	—
Allocation of Earnings to Ownership Interests
Preferred share dividends	21.6	21.6	28.8	6.6	—
Net income attributable to KMI interest(a)	26.5	971.8	973.2	126.2	201.8
Net income attributable to Restricted Voting Shareholders(a)	11.4	414.1	416.2	27.9	—
Balance Sheet Information (at end of period)
Property, plant and equipment, net—continuing operations	950.6		981.3	988.4
Total assets—continuing operations	1,581.5		5,369.6	1,209.6
Total assets—discontinued operations	—		—	3,243.1
Long-term liabilities(b)	568.3		76.4	167.9
Total equity	875.1		892.5	3,637.6

Notes:

(a)
Prior to the Company's initial public offering in May 2017, earnings were attributable to KMI's interest.

(b)
Includes long-term liabilities held for sale for 2017 and excludes deferred income tax liabilities.

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF PEMBINA

        The following table presents selected historical financial data of Pembina prepared in accordance with IFRS. The data as of and for the years ended December 31, 2018, 2017, 2016, 2015 and 2014 is derived from Pembina's audited consolidated financial statements for those periods. The data as of and for the nine months ended September 30, 2019 and 2018 is derived from Pembina's unaudited condensed consolidated interim financial statements for those periods.

        The information in the following table is only a summary and is not indicative of the results of future operations of Pembina. You should read the following information together with the Pembina AIF, the Pembina Annual Financial Statements, the Pembina Annual MD&A, the Pembina Interim

Financial Statements, the Pembina Interim MD&A and the other information that Pembina has filed under its profile at www.sedar.com and in the U.S. under Pembina's profile at www.sec.gov/edgar.

	Unaudited Nine Months Ended September 30,		Years Ended December 31,
	2019	2018	2018	2017	2016	2015	2014
	(In millions of Canadian dollars, except per share amounts)
Income Statement Information:
Revenues	5,476	5,625	7,351	5,400	4,148	4,635	6,069
Earnings attributable to shareholders	1,347	910	1,278	883	466	406	383
Per Share Amounts
Basic earnings per common share	2.45	1.62	2.28	1.87	1.02	1.02	1.07
Diluted earnings per common share	2.44	1.61	2.28	1.86	1.01	1.02	1.06
Allocation of Earnings to Ownership Interests
Preferred share dividends	92	91	122	83	69	48	31
Cumulative dividends on preferred shares, not yet declared	3	2	3	3	3	3	4
Basic earnings attributable to common shareholders	1,252	817	1,153	797	394	355	348
Balance Sheet Information (at end of period)
Property, plant and equipment, net	15,704		14,730	13,546	11,331	9,254	7,560
Total assets	28,277		26,664	25,566	15,017	12,902	11,262
Long-term liabilities(a)	9,287		7,996	8,199	4,832	3,908	3,428
Total equity	14,812		14,404	13,841	8,296	7,424	6,336

  Notes:

(a)
Excludes deferred income tax liabilities.

COMPARATIVE PER SHARE DATA

        The table below sets forth historical and unaudited pro forma combined per share information of Pembina and the Company.

Historical Per Share Information of Pembina and the Company

        The historical per share information of Pembina and the Company set forth in the table below is derived from the audited consolidated financial statements for the year ended December 31, 2018 and the unaudited condensed consolidated interim financial statements as of and for the nine months ended September 30, 2019 for Pembina, and the audited consolidated financial statements for the year ended December 31, 2018 and the unaudited interim consolidated financial statements as of and for the nine months ended September 30, 2019 for the Company. Note that the consolidated financial statements of Pembina and the Company are prepared under IFRS and GAAP, respectively.

Pro Forma Combined Per Share Information of Pembina

        The unaudited pro forma combined per share information of Pembina set forth in the table below gives effect to (i) the Arrangement, and (ii) the Cochin US Transaction as if the transactions had been effective on January 1, 2018, in the case of income from continuing operations per share and cash distributions data, and September 30, 2019, in the case of book value per share data, and, in each case, assuming that 0.3068 of a Pembina Common Share has been issued in exchange for each outstanding

Restricted Voting Share and Class B Unit. The pro forma financial information of the Company includes preliminary estimates for adjustments to convert the Company's historical financial statements from GAAP to IFRS to reflect the basis of accounting used by Pembina.

        In addition, the unaudited pro forma combined per share information of Pembina was also derived from the audited consolidated financial statements for the year ended December 31, 2018 and the unaudited condensed consolidated interim financial statements as of and for the nine months ended September 30, 2019 for Pembina, and the audited consolidated financial statements for the year ended December 31, 2018 and the unaudited interim consolidated financial statements as of and for the nine months ended September 30, 2019 for the Company.

Equivalent Pro Forma Combined Per Share Information of the Company

        The unaudited Company equivalent pro forma per share amounts set forth in the table below were calculated by multiplying the unaudited pro forma combined per share amounts of Pembina by the exchange ratio of 0.3068.

General

        You should read the information set forth below in conjunction with the selected historical financial information of Pembina and the Company referred to elsewhere in this proxy statement, including the historical financial statements and related notes of Pembina and the Company that are incorporated into this proxy statement by reference. See "Selected Historical Consolidated Financial Data of Pembina," "Selected Historical Consolidated Financial Data of the Company," Appendix H—"Information Concerning the Company" and Appendix I—"Information Concerning Pembina".

        The pro forma combined per share information is presented for illustrative purposes only and does not include, among other things, estimated potential synergies, adjustments related to restructuring, incremental head count or integration activities, transaction costs, further acquisitions or disposals not yet known or probable, or impacts of change in control provisions that are currently not factually supportable and/or probable as resulting from the Arrangement and the Cochin US Transaction. Therefore, the pro forma combined per share information is presented for informational purposes only and is not necessarily indicative of what Pembina's actual financial condition or results of operations would have been had the Arrangement and the Cochin US Transaction been completed on the dates indicated, nor does it purport to project Pembina's future financial position or results of operations for any future period or as of any future date. Accordingly, the actual consolidated per share information may differ significantly from those indicated.

        The pro forma financial information includes adjustments to convert the Company's historical financial statements from GAAP to IFRS. These pro forma adjustments represent preliminary estimates of the impact of conversion based on a review of the Company's accounting policies as disclosed in Company's audited consolidated financial statements in the Company 10-K and discussions with the Company's management, and therefore, do not reflect a detailed analysis of the Company's historical transactions and underlying contracts, which would be required for a complete conversion of the Company's financial information in accordance with IFRS. This detailed analysis would include but not be limited to, a review of revenue contracts and leasing contracts in which the determination of whether a contract meets the definition of a lease was grandfathered from previous leasing standards and will need to be reassessed. Upon recognition of the Arrangement and the Cochin US Transaction, Pembina will perform a detailed review and comparison of the accounting policies of the Company and Pembina. Differences between these preliminary estimates and the final conversion of this financial information to IFRS will occur, and these differences could have a material impact on the unaudited pro forma combined per share information set forth in the following table.

        The accounting for the Arrangement will be based on the authoritative IFRS guidance for business combinations using the acquisition method. Acquisition accounting requires, among other things, that the assets acquired and liabilities assumed be recognized at their fair values as of the date the Arrangement is completed. The allocation of the purchase price is dependent upon how the Cochin US Transaction will be accounted for and certain valuations of the Company's assets and liabilities and other studies that have yet to commence or progress to a stage where there is sufficient information for a definitive measurement. Accordingly, for purposes of the pro forma adjustments herein, the excess of the fair value of the total purchase consideration in relation to the Arrangement and the Cochin US Transaction ($4,294 million) over the adjusted book values of the Company's net assets and the net assets under the Cochin US Transaction ($1,342 million) has been allocated to goodwill. For this purpose, purchase consideration includes aggregate Pembina Common Share Consideration of $1,758 million, Preferred Share Consideration of $475 million, both calculated based on the market price of Pembina's shares at August 20, 2019, and cash consideration of $2,061 million, calculated based on the U.S. dollar exchange rate at August 20, 2019. It is expected that following recognition of the Arrangement and the Cochin US Transaction and once detailed valuations and related calculations are completed, a material portion of the amount allocated to goodwill herein will be attributable to property, plant and equipment, intangible assets, other assets and liabilities and related deferred income tax balances. Some property, plant and equipment and intangible assets are expected to be finite-lived and accordingly subject to amortization, which may decrease earnings. Differences between these preliminary estimates and the final purchase accounting will occur, and these differences could have a material impact on the unaudited pro forma combined per share information set forth in the following table.

        The unaudited pro forma per share information of Pembina does not purport to represent the actual results of operations that Pembina would have achieved or distributions that would have been declared had the companies been combined during these periods or to project the future.

	Pembina Historical	Company Historical(a)	Pro Forma Combined(b)	Equivalent(c)
Earnings per share from continuing operations for the nine months ended September 30, 2019—Basic(d)(e)(f)(g)(h)	$2.45	$0.32	$2.41	$0.74
Earnings per share from continuing operations for the year ended December 31, 2018—Basic and Diluted(e)(f)(g)(h)	$2.28	$0.62	$2.33	$0.71
Book value per share as of September 30, 2019(i)	$24.20	$2.91	$25.91	$7.95
Dividends declared per common share:
Nine months ended September 30, 2019(j)	$1.76	$0.49	$1.75	$0.54
Year ended December 31, 2018	$2.24	$0.65	$2.52	$0.77

  Notes:

(a)
The Company's earnings per Voting Share were calculated using the two-class method. Earnings were allocated to Voting Shares and participating securities based on the amount of dividends paid in the current period plus an allocation of the undistributed earnings or excess distributions over earnings to the extent that each security participates in earnings or excess distributions over earnings.

(b)
Pro forma combined income from continuing operations per share was calculated by dividing pro forma income allocable to holders of Pembina Common Shares by the weighted average pro forma shares outstanding for each period. Pro forma combined book value per share as of September 30, 2019 includes the combined book values of Pembina and the Company along with pro forma adjustments divided by the weighted average pro forma shares outstanding as of September 30, 2019. Pro forma combined dividends per share declared amounts were calculated by adding the dollar amounts of (i) the total dividends and distributions declared to holders of Voting

  Shares and (ii) the total dividends declared to holders of Pembina Common Shares for each period with the combined amounts divided by the weighted average pro forma shares outstanding as of the date of record for each quarter within the periods presented.

(c)
Equivalent amounts were calculated by multiplying the unaudited pro forma combined per share amounts of Pembina by the exchange ratio of 0.3068.

(d)
Pembina and the Company diluted earnings per share from continuing operations for the nine months ended September 30, 2019 were $2.44 and $0.32, respectively.

(e)
The pro forma earnings per share from continuing operations for the nine months ended September 30, 2019 and the year ended December 31, 2018 have been adjusted to give effect to the consummation of the Arrangement and the Cochin US Transaction, net of tax, as if they had occurred on January 1, 2018, including a pro forma adjustment for interest expense on cash drawn on Pembina's line of credit for the Cochin US Transaction. Earnings per share has been reduced by pro forma finance costs, net of tax, of $40 million for the nine months ended September 30, 2019 and $53 million for the year ended December 31, 2018.

(f)
The pro forma earnings per share from continuing operations for the nine months ended September 30, 2019 and the year ended December 31, 2018 have been adjusted to give effect to identified adjustments to convert the Company's historical financial statements from GAAP to IFRS, including a reduction to earnings for accretion expense and associated depreciation expense, net of tax, relating to decommissioning liability adjustments of $4 million for the nine months ended September 30, 2019 and $5 million for the year ended December 31, 2018 as well as a decrease in earnings, net of tax, of $7 million to reflect differences in lease accounting between IFRS and GAAP for the nine months ended September 30, 2019. No lease adjustments were recorded for the year ended December 31, 2018 as new leasing standards became effective January 1, 2019.

(g)
Enacted or substantively enacted Canadian tax rate of 26.5% for the nine months ended September 30, 2019 and 27% for the year ended December 31, 2018 and U.S. rate of 25% for each period were used to determine the income tax effect of the pro forma adjustments.

(h)
The Company Historical earnings per share calculations reflect the "reverse stock split" of the Company's Voting Shares on a one for three basis, which occurred on January 4, 2019.

(i)
Pro forma book value per share at September 30, 2019 has been adjusted to reflect aggregate Pembina Common Share Consideration of $1,758 million to be issued by Pembina in the Arrangement.

(j)
Excludes an $11.40 per Voting Share distribution by the Company declared in 2018 as a return of capital to distribute proceeds from the sale of the Trans Mountain pipeline system and the Trans Mountain expansion project.

OTHER MATTERS

        As of the date of this proxy statement, we know of no business that will be presented for consideration at the Meetings other than the item referred to above. If any other matter is properly brought before the applicable Meeting for action by Shareholders, proxies returned to us will be voted in accordance with the judgment of the proxy holder.

QUESTIONS AND OTHER ASSISTANCE

        If you are a Shareholder and you have any questions about the information contained in this proxy statement or require assistance in completing your form of proxy, please contact your financial, legal, tax or other professional advisors or our proxy solicitation agent, Kingsdale Advisors toll-free at 1-866-581-0506 or by collect call outside of North America at 416-867-2272 or by email at contactus@kingsdaleadvisors.com.

 FUTURE SHAREHOLDER PROPOSALS

Rule 14a-8 Shareholder Proposals

        If the Arrangement Resolution is approved and the Arrangement is completed, the Company will become a subsidiary of Pembina and, consequently, will not hold an annual meeting of shareholders in 2020. If the Arrangement Resolution is not approved or the Arrangement is not completed for any reason, the Company intends to hold an annual meeting of shareholders in 2020 (such meeting, as applicable, the "2020 Annual Meeting").

        Shareholders interested in submitting a proposal for inclusion in the proxy materials for the 2020 Annual Meeting may do so by following the procedures prescribed in Rule 14a-8 under the U.S. Exchange Act. To be eligible for inclusion in the proxy statement for the 2020 Annual Meeting, shareholder proposals must be received by our Corporate Secretary at Suite 3000, 300—5th Avenue S.W., Calgary, Alberta T2P 5J2 no later than December 17, 2019. Shareholders may also use the procedures under the ABCA to submit a proposal. Under the ABCA, in addition to other requirements, the deadline to submit a proposal for the 2020 Annual Meeting will be February 15, 2020.

Other Proposals/Nomination under our Advance Notice Bylaw Provision

        The Company's bylaws include "advance notice provisions" designed to: (a) facilitate an orderly and efficient annual meeting or, where the need arises, special meeting process; (b) ensure that all shareholders receive adequate notice of director nominations and sufficient information with respect to all nominees; and (c) allow shareholders to register an informed vote having been afforded reasonable time for appropriate deliberation. As a whole, these provisions are intended to provide shareholders, directors and management of the Company with a clear framework for nominating directors. These provisions set deadlines for a certain number of days before a shareholders' meeting for a shareholder to notify the Company of his, her or its intention to nominate one or more directors, and explains the information that must be included with the notice for it to be valid. In the case of the 2020 Annual Meeting, notice must be given to the Company not less than 30 days prior to the date of the meeting; provided, however, that in either circumstance, if the meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the date of meeting was made, notice shall be given not later than the close of business on the tenth day following such public announcement. The Company's bylaws are available on the Company's website at www.kindermorgancanadalimited.com and under our SEDAR profile at www.sedar.com.

ADDITIONAL INFORMATION

        YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THIS PROXY STATEMENT IS DATED NOVEMBER 4, 2019. YOU SHOULD ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF THAT DATE ONLY. OUR BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

DIRECTORS' APPROVAL

        The contents of this proxy statement and its sending to Shareholders have been approved by the Board.

ANNEX A

GLOSSARY OF TERMS

        The following is a glossary of certain terms used in this proxy statement, including the Summary. Terms and abbreviations used in the Appendices to this proxy statement are defined separately and the terms and abbreviations defined below are not used therein, except where otherwise indicated.

        "1933 Act" means the United States Securities Act of 1933, as amended.

        "ABCA" means the Business Corporations Act (Alberta), R.S.A. 2000, c. B-9, as amended, including the regulations promulgated thereunder.

        "Acquisition Proposal" means any inquiry or the making of any proposal, whether or not in writing, to the Company, any of its Subsidiaries or the Voting Shareholders from any Person or group of Persons "acting jointly or in concert" (within the meaning of NI 62-104), other than Pembina or any of its affiliates, and other than any transaction involving only the Company and/or one or more of its Subsidiaries, which constitutes, or may reasonably be expected to lead to (in either case whether in one transaction or a series of transactions):

  (a)
  any direct or indirect sale, issuance or acquisition of shares or other securities (or securities convertible or exercisable for such shares or interests) in the Company that, when taken together with the securities of the Company held by the proposed acquiror and any Person acting jointly or in concert with such acquiror, represent 20% or more of the voting securities of the Company, or rights or interests therein and thereto;

  (b)
  any direct or indirect acquisition of assets (or any lease, joint venture or other arrangement having the same economic effect as a purchase or sale of a substantial amount of assets) of the Company or its Subsidiaries (including, for greater certainty, securities of any Subsidiary thereof) to which 20% or more of the Company's revenues or earnings on a consolidated basis are attributable;

  (c)
  an amalgamation, arrangement, merger, business combination, or consolidation involving the Company or one or more of its Subsidiaries that collectively own assets to which 20% or more of the Company's revenues or earnings on a consolidated basis are attributable;

  (d)
  any take-over bid, issuer bid, exchange offer, liquidation, dissolution, reorganization or similar transaction involving the Company or its Subsidiaries that, if consummated, would result in such Person or group of Persons beneficially owning 20% or more of any class of voting or equity securities of the Company or assets to which 20% or more of the Company's revenues or earnings on a consolidated basis are attributable; or

  (e)
  any other transaction, the consummation of which would or could reasonably be expected to impede, interfere with, prevent or delay the transactions contemplated by the Arrangement Agreement or the Arrangement or which would or could reasonably be expected to materially reduce the benefits to Pembina under the Arrangement Agreement or the Arrangement;

and, for greater certainty, the definition of "Acquisition Proposal" shall not include any action taken in connection with, or any exercise of, any Rights of First Refusal.

        "Advance Ruling Certificate" or "ARC" means an advance ruling certificate issued by the Commissioner pursuant to Section 102 of the Competition Act with respect to the Arrangement.

        "affiliate" has the meaning set forth in the Securities Act (Alberta).

        "allowable capital loss" has the meaning set forth under "Certain Canadian Federal Income Tax Considerations—Holders Resident in Canada—Taxation of Capital Gains and Losses".

ANNEX A-1

        "Amalco" means the corporation resulting from the Amalgamation.

        "Amalgamation" means the amalgamation of Pembina SubCo and the Company to be effected pursuant to the Plan of Arrangement if the Preferred Share Condition is satisfied prior to the Effective Time.

        "Arrangement" means the arrangement pursuant to Section 193 of the ABCA, on the terms and conditions set forth in the Plan of Arrangement, subject to any amendments or variations thereto made in accordance with the provisions of the Plan of Arrangement or made at the direction of the Court.

        "Arrangement Agreement" means the arrangement agreement between Pembina and the Company dated effective as of August 20, 2019 (the "Original Arrangement Agreement"), as amended and restated effective as of September 10, 2019.

        "Arrangement Resolution" means a special resolution of the Voting Shareholders, voting together as a single class, in respect of the Arrangement to be considered at the Voting Shareholders' Meeting, the full text of which is set forth in Appendix A to this proxy statement.

        "Articles of Arrangement" means the articles of arrangement of the Company in respect of the Arrangement required under subsection 193(10) of the ABCA to be sent to the Registrar for filing after the Final Order has been granted, giving effect to the Arrangement.

        "associate" has the meaning set forth in the Securities Act (Alberta).

        "BMO Capital Markets" means BMO Nesbitt Burns Inc., financial advisor to the Special Committee.

        "BMO Capital Markets' opinion" means, as applicable, the opinion from BMO Capital Markets (i) dated August 20, 2019 to the effect that, as of the date of such opinion and based on and subject to the assumptions, limitations, qualifications and other matters set forth therein, the Restricted Voting Share Consideration to be received by holders of Restricted Voting Shares pursuant to the Arrangement was fair, from a financial point of view, to such holders; or (ii) dated September 10, 2019 to the effect that, as of the date of such opinion and based on and subject to the assumptions, limitations, qualifications and other matters set forth therein, the Preferred Share Consideration to be received by holders of Preferred Shares pursuant to the Arrangement was fair, from a financial point of view, to such holders.

        "Board" or "Board of Directors" means the board of directors of the Company.

        "Business Day" means any day, other than a Saturday, a Sunday or a statutory holiday or other day when banks in the City of Calgary, Alberta or Houston, Texas are not open for business.

        "Canadian Securities Administrators" means the securities commission or other securities regulatory authority of each province and territory of Canada.

        "Canadian Securities Laws" means the securities legislation or ordinance and regulations thereunder of each province and territory of Canada and the rules, instruments, policies and orders of each Canadian Securities Administrator made thereunder.

        "CDS" means CDS Clearing and Depository Services Inc.

        "CER" means Canadian Energy Regulator and its successors.

        "Certificate" means the certificate or proof of filing to be issued by the Registrar pursuant to subsection 193(11) or 193(12) of the ABCA in respect of the Articles of Arrangement giving effect to the Arrangement.

        "Change in Recommendation" has the meaning set forth under "The Arrangement—The Arrangement Agreement—Termination".

ANNEX A-2

        "Class B Units" means the Class B limited partnership units of the Limited Partnership.

        "Cochin Canada" has the meaning set forth under "The Arrangement—Background to the Arrangement".

        "Cochin Financial Resources Plan" means the CER approved financial resources plan of Cochin ULC in respect of the CER regulated Cochin pipeline system, which has an absolute liability limit of $300.0 million.

        "Cochin Purchase Agreement" means the purchase and sale agreement dated August 20, 2019 between Kinder Morgan Operating L.P. "A", an affiliate of KMI, KMI, Pembina U.S. Corporation, an affiliate of Pembina, and Pembina to effect the Cochin US Transaction on the terms and conditions set forth therein, a copy of which is available under Pembina's profile on SEDAR and EDGAR.

        "Cochin ULC" means Kinder Morgan Cochin ULC, an unlimited liability corporation existing under the laws of Nova Scotia.

        "Cochin US" has the meaning set forth under "The Arrangement—Background to the Arrangement".

        "Cochin US Transaction" means the sale by Kinder Morgan Operating L.P. "A", an affiliate of KMI, to Pembina U.S. Corporation, an affiliate of Pembina, of its 100% membership interest in KM Cochin, which owns the U.S. regulated Cochin pipeline system.

        "Code" has the meaning set forth under "Certain United States Federal Income Tax Considerations".

        "Commissioner" means the Commissioner of Competition appointed under subsection 7(1) of the Competition Act, or his designee.

        "Company" means Kinder Morgan Canada Limited, a corporation existing under the laws of Alberta, and where the context requires, includes its direct and indirect Subsidiaries.

        "Company 10-K" means the Company's annual report for the year ended December 30, 2018 on Form 10-K filed with the SEC on February 19, 2019, which is available under the Company's profile on SEDAR and EDGAR.

        "Company 10-Q" means the Company's quarterly report on Form 10-Q for the quarterly period ended September 30, 2019.

        "Company Awards" means restricted share units granted pursuant to the Director RSU Plan or the Employee RSU Plan, as applicable.

        "Company Disclosure Letter" means the disclosure letter delivered by the Company to Pembina dated August 20, 2019.

        "Company Exchange Shares" has the meaning set forth under "Certain Canadian Federal Income Tax Considerations".

        "Company JVs" means the joint ventures formed pursuant to the following agreements to which certain of the Company Operating Entities are parties: (a) the Amended and Restated Construction Ownership and Operating Agreement between Base Line Terminal East Limited Partnership and Keyera Partnership dated May 16, 2018; (b) the Construction, Ownership and Operating Agreement between Imperial Oil and KM Canada Edmonton South Rail Terminal Limited Partnership dated December 20, 2013; and (c) the Construction Ownership and Operating Agreement between Keyera Partnership and KM Canada Edmonton North Rail Terminal Limited Partnership dated July 29, 2013.

        "Company Operating Entities" means, collectively, the companies, partnerships and joint ventures that own and operate the assets comprising the Company's business as of August 20, 2019, which are direct or indirect wholly-owned Subsidiaries or jointly-controlled investments of the Limited Partnership.

ANNEX A-3

        "Company Proposed Structure" has the meaning set forth under "The Arrangement—Background to the Arrangement".

        "Company RSU Plans" means, together, the Director RSU Plan and the Employee RSU Plan.

        "Competition Act" means the Competition Act (Canada), R.S.C. 1985, c. C-34, including the regulations promulgated thereunder.

        "Competition Act Approval" means, in respect of the Arrangement, the occurrence of one of the following: (a) the receipt of an Advance Ruling Certificate under subsection 102(1) of the Competition Act; or (b) (i) the applicable waiting period under subsection 123(1) of the Competition Act, and any extension thereof, shall have expired or shall have been terminated under subsection 123(2) of the Competition Act, or the obligation to submit a notification under Part IX of the Competition Act shall have been waived by the Commissioner pursuant to paragraph 113(c) of the Competition Act, and (ii) the Commissioner shall have advised the Parties in writing that the Commissioner does not, at that time, intend to make an application under Section 92 of the Competition Act, and such advice shall remain in full force and effect.

        "Computershare" means Computershare Trust Company of Canada.

        "Confidentiality Agreement" means the Confidentiality Agreement dated November 17, 2018 between Pembina and the Company.

        "Convention" has the meaning set forth under "Certain Canadian Federal Income Tax Considerations—Holders Not Resident in Canada—Exchange of the Company Exchange Shares on the Amalgamation".

        "Cooperation Agreement" means the cooperation agreement dated May 30, 2017 among the Company, KMI, the Limited Partnership, KM Canada Terminals, the General Partner, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

        "Court" means the Court of Queen's Bench of Alberta.

        "CRA" has the meaning set forth under "Certain Canadian Federal Income Tax Considerations".

        "CTA" means the Canada Transportation Act (Canada), R.S.C. 1996, C.10, including the regulations promulgated thereunder.

        "CTA Approval" means the Company and Pembina shall have received a notice from the Minister of Transport pursuant to subsection 53.1(4) of the CTA or, if such notice has not been received, the completion of the Arrangement contemplated by the Arrangement Agreement shall not be prohibited under subsection 53.2(1) of the CTA.

        "Depositary" means Computershare Investor Services Inc., a trust company licensed to carry on business in the Province of Alberta at its principal office in Calgary, Alberta, or such other person that may be appointed by Pembina and the Company for the purposes of receiving deposits of certificates formerly representing Restricted Voting Shares and Preferred Shares, if applicable.

        "Director RSU Plan" means the Company's Restricted Share Unit Plan for Non-Employee Directors, including any amendments thereto.

        "Dissent Rights" means the rights of registered Restricted Voting Shareholders and registered Preferred Shareholders to dissent in respect of the Arrangement Resolution and Preferred Shareholder Resolution, respectively, and to be paid the fair value of the Restricted Voting Shares or the Preferred Shares in respect of which the holder dissents, all in accordance with the provisions of Section 191 of the ABCA, as modified by the Plan of Arrangement and the Interim Order.

ANNEX A-4

        "Dissenting Shareholders" means registered Restricted Voting Shareholders and, if the Preferred Share Condition is satisfied, registered Preferred Shareholders in any case who validly exercise the Dissent Rights which exercise of Dissent Rights has not been withdrawn, or is not deemed to have been withdrawn, before the Effective Time.

        "DRS Advice" means a Direct Registration System (DRS) advice.

        "EBITDA" means earnings before interest, taxes, depreciation and amortization.

        "EDGAR" means the SEC's Electronic Data Gathering, Analysis and Retrieval System.

        "Edmonton Terminals" means, to the extent of the Company's indirect ownership interests in such terminals, the following terminals located in the greater Edmonton area: (a) the North 40 Terminal which is a merchant crude oil storage terminal, (b) the Edmonton South Terminal which is a merchant crude oil storage terminal, (c) the Base Line Tank Terminal which is a merchant crude oil storage terminal, (d) the Edmonton South Rail Terminal which is a crude by rail origination terminal, and (e) the Alberta Crude Terminal which is a crude by rail terminal.

        "Effective Date" means the date the Arrangement is effective under the ABCA, being the date shown on the Certificate.

        "Effective Time" means the time at which the Articles of Arrangement are filed on the Effective Date and the Arrangement becomes effective.

        "Employee RSU Plan" means the Company's 2017 Restricted Share Unit Plan for officers and other employees of the Company or of any of its Subsidiaries, including any amendments thereto.

        "Encumbrance" includes any mortgage, pledge, collateral assignment, charge, lien, security interest, adverse interest in property, other third party interest or encumbrance of any kind whether contingent or absolute, and any agreement, option, right or privilege (whether by Law, contract or otherwise) capable of becoming any of the foregoing.

        "Environmental Laws" means, with respect to any Person or its business, activities, property, assets or undertakings, all Laws, including the common law, relating to environmental or health and safety matters in the jurisdictions applicable to such Person or its business, activities, property, assets or undertakings, including legislation governing the reduction of greenhouse gas emissions and the use, transportation, storage and release of Hazardous Substances.

        "Exchanges" means the TSX and, with respect to Pembina, also includes the NYSE.

        "Executive Officers" means (a) in the case of Pembina, Pembina's President and Chief Executive Officer, Senior Vice President, Finance and Chief Financial Officer or Senior Vice President, External Affairs & Chief Legal Officer, as the case may be, and (b) in the case of the Company, the Company's President, the Chief Executive Officer; the Chief Financial Officer, the President, Products Pipelines, or the Vice President and Secretary, as the case may be.

        "Existing Credit Support" means the guarantees, backstops, letters of credit and other forms of credit support provided, directly or indirectly by KMI and certain of its affiliates (other than the Company and the entities comprising the Purchased Business) for and on behalf of certain of the Company Operating Entities in respect of the Purchased Business, which are in force or in place as of the date of the Arrangement Agreement, but notwithstanding the foregoing, excluding any guarantees, backstops, letters of credit and other forms of credit support provided, directly and indirectly, by KMI and certain of its affiliates in respect of the sale of the Trans Mountain pipeline system and related expansion project, including pursuant to the TMX Agreement.

ANNEX A-5

        "Final Order" means the final order of the Court approving the Arrangement pursuant to subsection 193(9)(a) of the ABCA, as such order may be amended at any time prior to the Effective Date or, if appealed, then unless such appeal is withdrawn or denied, as affirmed.

        "GAAP" means generally accepted accounting principles in the United States that the SEC has identified as having substantial authoritative support, as supplemented by Regulation S-X under the Securities Exchange Act of 1934, as amended from time to time.

        "General Partner" means Kinder Morgan Canada GP Inc., a corporation existing under the ABCA and a wholly-owned Subsidiary of the Company.

        "Governmental Entity" means any: (a) multinational, federal, provincial, territory, state, regional, municipal, local or other government or any governmental or public department, court, tribunal, arbitral body, commission, board, bureau or agency; (b) subdivision, agent, commission, board or authority of any of the foregoing; (c) quasi-governmental or private body (including any securities commission or similar regulatory authority) exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing; or (d) the Exchanges; provided that, for avoidance of doubt, the term "Governmental Entity" shall not include Trans Mountain Corporation or any of its Subsidiaries.

        "Hazardous Substances" means any waste or other substance that is prohibited, listed, defined, designated or classified as dangerous, hazardous, radioactive, explosive or toxic or a pollutant or a contaminant under or pursuant to any applicable Environmental Laws.

        "Holder" has the meaning set forth under "Certain Canadian Federal Income Tax Considerations".

        "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

        "HSR Approval" means the approval or expiration or early termination of any waiting period, and any extension thereof, applicable to the completion of the transactions contemplated by the Cochin US Transaction pursuant to the HSR Act.

        "IFRS" means the International Financial Reporting Standards, as issued by the International Accounting Standards Board.

        "Interim Order" means the interim order of the Court under subsection 193(4) of the ABCA, as the same may be amended, containing declarations and directions in respect of the notice to be given and the conduct of the Voting Shareholders' Meeting and the Preferred Shareholders' Meeting, as applicable, with respect to the Arrangement as more fully set out in the Arrangement Agreement.

        "IRS" has the meaning set forth under "Certain United States Federal Income Tax Consequences".

        "Jet Fuel" means the jet fuel pipeline delivering jet fuel to the Vancouver International Airport from the Parkland Burnaby refinery and the Westridge marine terminal.

        "JP Morgan" means J.P. Morgan Securities LLP.

        "Key Regulatory Approvals" means the Competition Act Approval and the CTA Approval.

        "Kingsdale Advisors" refers to Kingsdale Advisors, the Company's proxy solicitation agent.

        "KM Canada Terminals" means KM Canada Terminals ULC, an unlimited liability corporation existing under the laws of Alberta and an indirect subsidiary of KMI.

        "KMCC" means Kinder Morgan Canada Company, an unlimited liability corporation existing under the laws of Nova Scotia and an indirect subsidiary of KMI.

        "KM Cochin" means Kinder Morgan Cochin LLC.

ANNEX A-6

        "KMCSI" means Kinder Morgan Canada Services Inc., a corporation existing under the laws of Alberta and an indirect subsidiary of the Company.

        "KMI" means Kinder Morgan, Inc., a corporation existing under the laws of Delaware.

        "Laws" means all laws, by-laws, statutes, rules, regulations, principles of law, decisions, orders, ordinances, protocols, codes, guidelines, policies, notices, directions and judgments or other requirements and the terms and conditions of any grant of approval, permission, authority or license of any Governmental Entity (including the Exchanges) or self-regulatory authority; and the term "applicable" with respect to such Laws and in a context that refers to one or more Persons, means such Laws as are applicable to such Persons or its business, undertaking, property or securities and emanate from a Person having jurisdiction over the Person or Persons or its or their business, undertaking, property or securities; and "Laws" includes Environmental Laws, Canadian Securities Laws and U.S. Securities Laws.

        "Letter of Transmittal" means, as applicable, (i) in respect of the Restricted Voting Shares, the letter of transmittal sent to Restricted Voting Shareholders pursuant to which holders of Restricted Voting Shares are required to deliver certificates representing the Restricted Voting Shares to the Depositary in order to receive, on completion of the Arrangement, in exchange for each Restricted Voting Share, the Pembina Common Share Consideration; (ii) in respect of the Special Voting Shares and the associated Class B Units, the letter of transmittal pursuant to which Special Voting Shareholders are required to deliver certificates representing the Special Voting Shares and the associated Class B Units to Pembina in order to receive, on completion of the Arrangement, in exchange for each Special Voting Share, the Special Voting Share Consideration and for each associated Class B Unit, the Pembina Common Share Consideration; and (iii) in respect of the Preferred Shares, the letter of transmittal sent to Preferred Shareholders pursuant to which Preferred Shareholders are required to deliver certificates representing the Preferred Shares to the Depositary in order to receive, on the Arrangement becoming effective and if the Preferred Share Condition is satisfied prior to the Effective Time, the applicable Preferred Share Consideration and the consideration to be paid pursuant to Plan of Arrangement.

        "Limited Partnership" means Kinder Morgan Canada Limited Partnership, a limited partnership formed under the laws of the Province of Alberta.

        "Limited Partnership Agreement" means the second amended and restated limited partnership agreement dated August 15, 2017 governing the Limited Partnership, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

        "Material Adverse Change" or "Material Adverse Effect" means, with respect to any Person and its Subsidiaries, taken as a whole, any fact or state of facts, circumstance, change, effect, occurrence or event which, either individually is or in the aggregate are, or individually or in the aggregate would reasonably be expected to be, material and adverse to the business, operations, results of operations, properties, assets, liabilities, obligations (whether absolute, accrued, conditional or otherwise) or condition (financial or otherwise) of such Person and its Subsidiaries, taken as a whole, except to the extent of any fact or state of facts, circumstance, change, effect, occurrence or event resulting from or arising in connection with:

  (a)
  any matter or prospective matter which has, at or prior to the date hereof, been publicly disclosed by such Person or has been disclosed in writing to Pembina or its Representatives (including as set forth in the Company Disclosure Letter) in respect of the Company and to the Company or its Representatives (including as set forth in the Pembina Disclosure Letter) in respect of Pembina, in each case as at or prior to the date hereof;

ANNEX A-7

  (b)
  the failure of such Person to meet any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics before, on or after the date of the Arrangement Agreement;

  (c)
  in respect of Pembina, conditions affecting (i) the midstream oil, gas (including liquefied natural gas) and natural gas liquids industry, including transportation, management, logistics, storage, processing, terminalling and fractionation activities, or (ii) the bulk products storage and terminalling industry (together, in respect of Pembina, its "Relevant Business") as a whole, and in respect of the Company, conditions affecting (i) the midstream oil, gas and natural gas liquids industry, including transportation, management, logistics, storage and terminalling activities, or (ii) the bulk products storage and terminalling industry (together, in respect of the Company, its "Relevant Business") as a whole;

  (d)
  changes in Laws (including Tax Laws) or any change in IFRS or GAAP or regulatory accounting requirements applicable to the Relevant Business;

  (e)
  any change in (i) global, national or regional political conditions (including the outbreak of war or acts of terrorism), (ii) general economic, business, regulatory, or market conditions, (iii) national or global financial or capital markets or commodity markets (including any decline in crude oil, bitumen, refined products or natural gas prices on a current or forward basis), or (iv) demand for storage and terminalling services for bulk/liquids products;

  (f)
  any natural disaster;

  (g)
  any changes in the trading price or trading volumes of any listed securities of Pembina or the Company, as applicable, or any credit rating downgrade, negative outlook, watch or similar event relating to such Person or any of its Subsidiaries (provided, however, that the causes underlying such changes may be considered to determine whether such causes constitute a Material Adverse Change or Material Adverse Effect);

  (h)
  any actions taken (or omitted to be taken) at the written request or with the prior written consent of the other Party; or

  (i)
  the announcement of the Arrangement Agreement or any action taken by such Person or any of its Subsidiaries that is required pursuant to the Arrangement Agreement (including any steps taken pursuant to Section 5.4 of the Arrangement Agreement to obtain any Regulatory Approvals or pursuant to Section 5.8 of the Arrangement Agreement with respect to any Rights of First Refusal, but excluding any obligation to act in the ordinary course of business);

provided, however, that (i) with respect to paragraphs (c), (d), (e) and (f), such matter does not have a materially disproportionate effect on such Person and its Subsidiaries, taken as a whole, relative to comparable entities operating in the Relevant Business, in which case, for the relevant exclusion from this definition of "Material Adverse Change" or "Material Adverse Effect" referred to in paragraphs (c), (d), (e) and (f), such matter shall be taken into account in determining whether a "Material Adverse Change" or "Material Adverse Effect" has occurred only to the extent such matter has a materially disproportionate effect on such Person and its Subsidiaries, taken as a whole, when compared to other participants in the Relevant Business, (ii) the determination as to whether a "Material Adverse Change" or "Material Adverse Effect" has occurred shall take into consideration any third party, insurance or other indemnities, contributions or proceeds that are due and owing to such Person or its Subsidiaries in connection with such matters, and (iii) references in certain sections of the Arrangement Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretative for purposes of determining whether a "Material Adverse Change" or a "Material Adverse Effect" has occurred.

ANNEX A-8

        "Meetings" means, collectively, the Voting Shareholders' Meeting and the Preferred Shareholders' Meeting.

        "MI 61-101" means Multilateral Instrument 61-101—Protection of Minority Security Holders in Special Transactions.

        "Minister of Transport" means the Minister of Transport under the CTA.

        "NI 62-104" means National Instrument 62-104—Take-Over Bids and Issuer Bids.

        "no-action letter" has the meaning set forth under the heading "Procedure for the Arrangement to Become Effective—Regulatory Approvals—Competition Act Approval".

        "Non-Resident Holder" has the meaning set forth under "Certain Canadian Federal Income Tax Considerations".

        "NYSE" means the New York Stock Exchange.

        "Outside Date" means the later of: (a) May 20, 2020, subject to the right of either Party to postpone the Outside Date for up to an additional 90 days (in 30-day increments) if a Key Regulatory Approval has not been obtained, by giving written notice to the other Party to such effect no later than 5:00 p.m. (Calgary Time) on the date that is not less than five days prior to the original Outside Date (and any subsequent Outside Date), or such later date as may be agreed to in writing by the Parties; provided that, notwithstanding the foregoing, a Party shall not be permitted to postpone the Outside Date if the failure to obtain a Key Regulatory Approval is primarily the result of such Party's failure to comply with its covenants with respect to obtaining such Key Regulatory Approval herein; or (b) the "Outside Date" (as defined in the Cochin Purchase Agreement).

        "Parent Agreement" means an agreement to be entered into at the Effective Time between Pembina, the Company, Cochin ULC and KMI, substantially in the form attached as Exhibit A to the Pembina Disclosure Letter.

        "Parties" means Pembina and the Company, and "Party" means any of them.

        "Pembina" means Pembina Pipeline Corporation.

        "Pembina AIF" means the annual information form of Pembina dated February 21, 2019 for the year ended December 31, 2018.

        "Pembina Annual Financial Statements" means the audited annual consolidated financial statements of Pembina as at and for the years ended December 31, 2018 and December 31, 2017, together with the notes thereto and the auditors' report thereon.

        "Pembina Annual MD&A" means management's discussion and analysis of the financial and operating results of Pembina for the year ended December 31, 2018.

        "Pembina Class A Preferred Shares" means the class A preferred shares in the capital of Pembina.

        "Pembina Class B Preferred Shares" means the class B preferred shares in the capital of Pembina.

        "Pembina Common Share Consideration" means 0.3068 of a Pembina Common Share.

        "Pembina Common Shares" means the common shares in the capital of Pembina.

        "Pembina Exchange Preferred Shares" means collectively, the Pembina Series A Exchange Shares, the Pembina Series B Exchange Shares, the Pembina Series C Exchange Shares and the Pembina Series D Exchange Shares as constituted on the Effective Date.

        "Pembina Interim Financial Statements" means the unaudited interim condensed financial statements of Pembina as at and for the three and nine months ended September 30, 2019.

ANNEX A-9

        "Pembina Interim MD&A" means management's discussion and analysis of the financial and operating results of Pembina for the three and nine months ended September 30, 2019.

        "Pembina Series A Exchange Shares" means a series of the cumulative redeemable minimum rate reset Pembina Class A Preferred Shares, such shares having identical terms to the Series 1 Preferred Shares except that the issuer thereof shall be Pembina, they will be convertible into Pembina Series B Exchange Shares instead of Series 2 Preferred Shares, references to Restricted Voting Shares will be to the Pembina Common Shares and there will be no mention of the Special Voting Shares.

        "Pembina Series B Exchange Shares" means a series of the cumulative redeemable floating rate Pembina Class A Preferred Shares, such shares having identical terms to the Series 2 Preferred Shares except that the issuer thereof shall be Pembina, they will be convertible into Pembina Series A Exchange Shares instead of Series 1 Preferred Shares, references to Restricted Voting Shares will be to the Pembina Common Shares and there will be no mention of the Special Voting Shares.

        "Pembina Series C Exchange Shares" means a series of cumulative redeemable minimum rate reset Pembina Class A Preferred Shares, such shares having identical terms to the Series 3 Preferred Shares except that the issuer thereof shall be Pembina, they will be convertible into Pembina Series D Exchange Shares instead of Series 4 Preferred Shares, references to Restricted Voting Shares will be to the Pembina Common Shares and there will be no mention of the Special Voting Shares.

        "Pembina Series D Exchange Shares" means a series of cumulative redeemable floating rate Pembina Class A Preferred Shares, such shares having identical terms to the Series 4 Preferred Shares except that the issuer thereof shall be Pembina, they will be convertible into Pembina Series C Exchange Shares instead of Series 3 Preferred Shares, references to Restricted Voting Shares will be to the Pembina Common Shares and there will be no mention of the Special Voting Shares.

        "Pembina Shares" means, collectively, the Pembina Common Shares and the Pembina Exchange Preferred Shares.

        "Pembina SubCo" means a wholly-owned subsidiary of Pembina to be organized under the ABCA.

        "Person" includes an individual, firm, trust, partnership, association, corporation, joint venture, trustee, executor, administrator, legal representative or government (including any Governmental Entity).

        "PFIC" has the meaning set forth under "Certain United States Federal Income Tax Considerations—Certain U.S. Federal Income Tax Consequences of the Arrangement".

        "Plan of Arrangement" means the plan of arrangement in the form attached as Schedule A to the Arrangement Agreement, which is attached as Appendix C hereto, and any amendments or variations thereto made in accordance with Section 9.1 of the Arrangement Agreement or Article 6 of the Plan of Arrangement or made at the direction of the Court in the Final Order with the consent of Pembina and the Company, each acting reasonably.

        "Preferred Share Condition" means that the Preferred Shareholder Resolution is approved at the Preferred Shareholders' Meeting as specified by the Interim Order.

        "Preferred Share Consideration" means, for each Series 1 Preferred Share and Series 3 Preferred Share, one share of the corresponding series of Pembina Exchange Preferred Shares without regard to any accrued dividends payable in connection with the Arrangement, as further described under "The Arrangement—Opinions of the Special Committee's Financial Advisor—Preferred Shares Opinion".

        "Preferred Shareholder Resolution" means the special resolution of the Preferred Shareholders, voting together as a single class, in respect of the Arrangement to be considered at the Preferred Shareholders' Meeting, the full text of which is set forth in Appendix B to this proxy statement.

ANNEX A-10

        "Preferred Shareholders" means the holders of Preferred Shares.

        "Preferred Shareholders' Meeting" means the special meeting of the Preferred Shareholders, including any adjournment thereof, that is to be convened as provided by the Interim Order to consider, and if deemed advisable approve, the Preferred Shareholder Resolution.

        "Preferred Shares" means, collectively, the Series 1 Preferred Shares, Series 2 Preferred Shares, Series 3 Preferred Shares and the Series 4 Preferred Shares.

        "prior PFIC years" has the meaning set forth under "Certain United States Federal Income Tax Considerations—Certain U.S. Federal Income Tax Consequences of the Arrangement".

        "Proposed Amendments" has the meaning set forth under "Certain Canadian Federal Income Tax Considerations".

        "Purchased Business" means the business and operations (including undertakings, property, assets, rights and interests) of: (a) KMCSI and KM Canada Rail Holdings GP Limited, each a corporation existing under the ABCA; (b) KM Canada North 40 Limited Partnership, Base Line Terminal East Limited Partnership, KM Canada Edmonton South Rail Terminal Limited Partnership, KM Canada Edmonton North Rail Terminal Limited Partnership, each a limited partnership existing under the laws of Manitoba; (c) KM Canada Terminals GP ULC, an unlimited liability corporation existing under the laws of Alberta; (d) Kinder Morgan Canada (Jet Fuel) Inc., a corporation existing under the laws of British Columbia; (e) KM Canada Marine Terminal Limited Partnership, a limited partnership existing under the laws of British Columbia; (f) the Limited Partnership, (g) the General Partner; (h) Cochin ULC; and (i) the Company JVs (to the extent of the applicable Company Operating Entities' interest therein).

        "RDSP" has the meaning set forth under "Certain Canadian Federal Income Tax Considerations—Holders Resident in Canada—Eligibility for Investment".

        "Receiving Party" means the party that receives a Termination Notice.

        "Registrar" means the Registrar of Corporations duly appointed pursuant to Section 263 of the ABCA.

        "Regulatory Action" has the meaning set forth under the heading "Procedure for the Arrangement to Become Effective—Regulatory Approvals—Competition Act Approval".

        "Regulatory Approvals" means the Key Regulatory Approvals and any other consent, waiver, permit, permission, exemption, review, order, decision or approval of, or any registration and filing with or withdrawal of any objection or successful conclusion of any litigation brought by, any Governmental Entity, or the expiry, waiver or termination of any waiting period imposed by Law or a Governmental Entity or pursuant to a written agreement between the Parties and a Governmental Entity to refrain from consummating the Arrangement, in each case required or advisable under Laws or that the Parties agree to obtain in connection with the Arrangement.

        "Reorganization" has the meaning set forth under "Certain United States Federal Income Tax Considerations—Certain U.S. Federal Income Tax Consequences of the Arrangement".

        "Representatives" has the meaning set forth under "The Arrangement—The Arrangement Agreement—Covenants of the Company Regarding Non-Solicitation; Right to Accept a Superior Proposal".

        "Resident Holder" has the meaning set forth under "Certain Canadian Federal Income Tax Considerations".

        "RESP" has the meaning set forth under "Certain Canadian Federal Income Tax Considerations—Holders Resident in Canada—Eligibility for Investment".

ANNEX A-11

        "Restricted Voting Share Consideration" means the implied value of the consideration to be received by the holders of Restricted Voting Shares based on the 0.3068 exchange ratio provided for in the Arrangement (defined as "Pembina Common Share Consideration" in the Plan of Arrangement), as further described under "The Arrangement—Opinions of the Special Committee's Financial Advisor—Restricted Voting Shares Opinion".

        "Restricted Voting Shareholder" means a holder of Restricted Voting Shares.

        "Restricted Voting Shares" means the restricted voting shares in the capital of the Company.

        "Reverse Termination Fee" and "Reverse Termination Fee Event" have the respective meanings set forth under the heading "The Arrangement—The Arrangement Agreement—Termination Fees Payable".

        "Right of First Refusal" has the meaning set forth under "The Arrangement—The Arrangement Agreement—Additional Covenants".

        "RRIF" has the meaning set forth under "Certain Canadian Federal Income Tax Considerations—Holders Resident in Canada—Eligibility for Investment".

        "RRSP" has the meaning set forth under "Certain Canadian Federal Income Tax Considerations—Holders Resident in Canada—Eligibility for Investment".

        "SEC" means the United States Securities and Exchange Commission.

        "SEDAR" means the System for Electronic Document Analysis and Retrieval.

        "Series 1 Preferred Shares" means the cumulative redeemable minimum rate reset Preferred Shares, Series 1 in the capital of the Company.

        "Series 2 Preferred Shares" means the cumulative redeemable floating rate Preferred Shares, Series 2 in the capital of the Company.

        "Series 3 Preferred Shares" means the cumulative redeemable minimum rate reset Preferred Shares, Series 3 in the capital of the Company.

        "Series 4 Preferred Shares" means the cumulative redeemable floating rate Preferred Shares, Series 4 in the capital of the Company.

        "Services Agreement" means the services agreement dated as of May 30, 2017 between the Company, KMCSI, the General Partner, and the Limited Partnership, as amended and assigned as of August 31, 2018, and as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

        "Shareholders" means, collectively, the holders of Restricted Voting Shares, Special Voting Shares, together with the associated Class B Units, and holders of Preferred Shares.

        "Shares" means, collectively, the Restricted Voting Shares, the Special Voting Shares and the Preferred Shares.

        "Special Committee" means the special committee of the Board comprised of three independent directors (within the meaning of applicable Canadian Securities Laws) of the Company.

        "Special Voting Share Consideration" means $0.000001 in cash for each Special Voting Share held.

        "Special Voting Shares" means the special voting shares in the capital of the Company.

        "Subsidiary" has the meaning set forth in the Securities Act (Alberta) and, in the case of the Company, includes the Limited Partnership, Cochin ULC, the Company Operating Entities and the Company JVs.

ANNEX A-12

        "Superior Proposal" means an unsolicited written bona fide Acquisition Proposal made after the date of the Arrangement Agreement by a Person (other than Pembina or its affiliates) to acquire not less than all of the Voting Shares or not less than all or substantially all of the consolidated assets of the Company:

  (a)
  that complies with applicable Laws and did not result from or involve a breach of Section 7.1 of the Arrangement Agreement;

  (b)
  that is not subject to a financing condition and in respect of which any funds or other consideration necessary to complete such Acquisition Proposal have been demonstrated to the satisfaction of the Board, acting in good faith (after consultation with its financial advisor(s) and outside legal counsel) have been obtained or are reasonably likely to be obtained to fund completion of such Acquisition Proposal at the time and on the basis set out therein;

  (c)
  that is not subject to a due diligence or access condition;

  (d)
  in respect of which the Board has determined, in good faith, after consultation with its financial advisor(s) and outside legal counsel, would or would be reasonably likely to, if consummated in accordance with its terms and without assuming away the risk of non-completion, result in a transaction more favourable, from a financial point of view, for Voting Shareholders than the transaction contemplated by the Arrangement Agreement (including after considering the proposal to adjust the terms and conditions of the Arrangement as contemplated in Section 7.1(c) of the Arrangement Agreement);

  (e)
  that the Board has determined, in good faith, after consultation with its financial advisor(s) and outside legal counsel, is reasonably capable of being completed at the time and on the terms proposed, without undue delay and taking into account all legal, financial, regulatory (including with respect to the Competition Act, the CTA and any approval required under the Investment Canada Act (Canada) to the extent applicable) and other aspects of such Acquisition Proposal and the Person or group of Persons making such proposal; and

  (f)
  after receiving the advice of outside legal counsel, that the failure by the Board to accept, recommend, approve or enter into a definitive agreement to implement, as applicable, such Acquisition Proposal would be inconsistent with its fiduciary duties under applicable Laws.

        "Supplementary Information Request" has the meaning set forth under the heading "Procedure for the Arrangement to Become Effective—Regulatory Approvals—Competition Act Approval".

        "Support Agreement" means the support agreement dated August 20, 2019 entered into among the Company, Pembina and KMI, pursuant to which KMI has agreed, among other things and subject to the terms thereof, to cause its Special Voting Shares to be voted in favour of the Arrangement.

        "Tax" or "Taxes" means all taxes, however denominated, together with any interest, penalties or other additions that may become payable in respect thereof, imposed by any Governmental Entity, which taxes shall include, without limiting the generality of the foregoing, all income or profits taxes (including federal, provincial and state income taxes), capital taxes, payroll and employee withholding taxes, gasoline and fuel taxes, employment insurance, social insurance taxes (including Canada Pension Plan payments), sales and use taxes (including goods and services, harmonized sales and provincial or territorial sales tax), ad valorem taxes, excise taxes, franchise taxes, gross receipts taxes, business license taxes, occupation taxes, real and personal property taxes, stamp taxes, environmental taxes, carbon taxes, transfer taxes, workers' compensation premiums or charges, pension assessment and other governmental charges, and other obligations of the same or of a similar nature to any of the foregoing, which one of the Parties or any of its Subsidiaries is required to pay, withhold or collect.

        "Tax Act" means the Income Tax Act (Canada), R.S.C. 1985, c.1 (5th Supp.) and the regulations promulgated thereunder, each as amended from time to time.

ANNEX A-13

        "taxable capital gain" has the meaning set forth under "Certain Canadian Federal Income Tax Considerations—Holders Resident in Canada—Taxation of Capital Gains and Losses".

        "Termination Fee" and "Termination Fee Event" have the respective meanings set forth under the heading "The Arrangement—The Arrangement Agreement—Termination Fees Payable".

        "Termination Notice" means a written notice to be delivered by the Terminating Party specifying in reasonable detail all breaches of covenants, inaccuracies of representations and warranties, inability to satisfy conditions or other matters which the Terminating Party is asserting as the basis for termination.

        "Terminating Party" means the Party intending to terminate the Arrangement Agreement.

        "TFSA" has the meaning set forth under "Certain Canadian Federal Income Tax Considerations—Holders Resident in Canada—Eligibility for Investment".

        "TMX Agreement" means the share and unit purchase agreement dated May 29, 2018 among Cochin ULC, Her Majesty in Right of Canada, as represented by the Minister of Finance, the Company, KMI, including all schedules, appendices and exhibits thereto, as amended, supplemented, restated and replaced from time to time, relating to the sale of the Trans Mountain pipeline system and the Trans Mountain pipeline expansion.

        "Transition Services Agreement" means an agreement to be entered into at the Effective Time between the Company and KMI providing for certain matters relating to transitional services to be provided by KMI or its affiliates to the Company or its affiliates following the Effective Time, substantially in the form attached as Exhibit B to the Pembina Disclosure Letter.

        "Tribunal" has the meaning set forth under the heading "Procedure for the Arrangement to Become Effective—Regulatory Approvals—Competition Act Approval".

        "TSX" means the Toronto Stock Exchange.

        "U.S. Buyer" means Pembina U.S. Corporation.

        "U.S. Holder" has the meaning set forth under "Certain United States Federal Income Tax Considerations".

        "U.S. Securities Laws" means federal and state securities legislation of the United States and all rules, regulations and orders promulgated thereunder.

        "U.S. Seller" means Kinder Morgan Operating L.P. "A".

        "Vancouver Wharves Terminal" means the bulk commodity marine terminal providing handling, storage, loading and unloading services located in the greater Vancouver region.

        "Voting Shareholders" means, collectively, the holders of Restricted Voting Shares and Special Voting Shares.

        "Voting Shareholders' Meeting" means the special meeting of the Voting Shareholders, including any adjournment thereof, that is to be convened as provided by the Interim Order to consider, and if deemed advisable, approve, the Arrangement Resolution.

        "Voting Shares" means, collectively, the Restricted Voting Shares and the Special Voting Shares.

        "VWAP" means volume-weighted average price.

ANNEX A-14

APPENDIX A
ARRANGEMENT RESOLUTION

"BE IT RESOLVED, AS A SPECIAL RESOLUTION, THAT:

1.
The arrangement (the "Arrangement") under section 193 of the Business Corporations Act (Alberta) (the "ABCA") involving Kinder Morgan Canada Limited (the "Company"), as more particularly described and set forth in the management proxy circular (the "Circular") of the Company accompanying the notice of this meeting, as the Arrangement may be modified or amended in accordance with its terms, is hereby authorized, approved and adopted.

2.
The plan of arrangement (the "Plan of Arrangement") involving the Company, the full text of which is set out as Schedule A to the Arrangement Agreement dated effective as of August 20, 2019, as amended and restated effective as of September 10, 2019, between Pembina Pipeline Corporation and the Company (the "Arrangement Agreement"), as the Plan of Arrangement may be modified or amended in accordance with its terms, is hereby authorized, approved and adopted.

3.
The Arrangement Agreement, the actions of the directors of the Company in approving the Arrangement Agreement and the actions of the directors and officers of the Company in executing and delivering the Arrangement Agreement and any amendments thereto in accordance with its terms are hereby ratified and approved.

4.
Notwithstanding that this resolution has been passed (and the Plan of Arrangement adopted) by the KML Shareholders (as defined in the Arrangement Agreement) or that the Arrangement has been approved by the Court of Queen's Bench of Alberta, the directors of the Company are hereby authorized and empowered, without further notice to or approval of the KML Shareholders (i) to amend the Arrangement Agreement or the Plan of Arrangement, to the extent permitted by the Arrangement Agreement or the Plan of Arrangement, and (ii) subject to the terms of the Arrangement Agreement, to disregard the KML Shareholders' approval and not proceed with the Arrangement.

5.
Any one director or officer of the Company be and is hereby authorized and directed for and on behalf of the Company to execute, under the corporate seal of the Company or otherwise, and to deliver to the Registrar under the ABCA for filing articles of arrangement and such other documents as are necessary or desirable to give effect to the Arrangement and the Plan of Arrangement in accordance with the Arrangement Agreement.

6.
Any one director or officer of the Company be and is hereby authorized and directed for and on behalf of the Company to execute or cause to be executed, under the corporate seal of the Company or otherwise, and to deliver or cause to be delivered, all such other documents and instruments and to perform or cause to be performed all such other acts and things as in such person's opinion may be necessary or desirable to give full effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or the doing of any such act or thing."

A-1

APPENDIX B
PREFERRED SHAREHOLDER RESOLUTION

"BE IT RESOLVED, AS A SPECIAL RESOLUTION, THAT:

1.
The arrangement (the "Arrangement") under section 193 of the Business Corporations Act (Alberta) (the "ABCA") involving Kinder Morgan Canada Limited (the "Company"), as more particularly described and set forth in the management proxy circular (the "Circular") of the Company accompanying the notice of this meeting, as the Arrangement may be modified or amended in accordance with its terms, is hereby authorized, approved and adopted.

2.
The plan of arrangement (the "Plan of Arrangement") involving the Company, the full text of which is set out as Schedule A to the Arrangement Agreement dated effective as of August 20, 2019, as amended and restated effective as of September 10, 2019, between Pembina Pipeline Corporation and the Company (the "Arrangement Agreement"), as the Plan of Arrangement may be modified or amended in accordance with its terms, is hereby authorized, approved and adopted.

3.
The Arrangement Agreement, the actions of the directors of the Company in approving the Arrangement Agreement and the actions of the directors and officers of the Company in executing and delivering the Arrangement Agreement and any amendments thereto in accordance with its terms are hereby ratified and approved.

4.
Notwithstanding that this resolution has been passed (and the Plan of Arrangement adopted) by the KML Preferred Shareholders (as defined in the Arrangement Agreement) or that the Arrangement has been approved by the Court of Queen's Bench of Alberta, the directors of the Company are hereby authorized and empowered, without further notice to or approval of the KML Preferred Shareholders (i) to amend the Arrangement Agreement or the Plan of Arrangement, to the extent permitted by the Arrangement Agreement or the Plan of Arrangement, and (ii) subject to the terms of the Arrangement Agreement, to disregard the KML Preferred Shareholders' approval and not proceed with the Arrangement.

5.
Any one director or officer of the Company be and is hereby authorized and directed for and on behalf of the Company to execute, under the corporate seal of the Company or otherwise, and to deliver to the Registrar under the ABCA for filing articles of arrangement and such other documents as are necessary or desirable to give effect to the Arrangement and the Plan of Arrangement in accordance with the Arrangement Agreement.

6.
Any one director or officer of the Company be and is hereby authorized and directed for and on behalf of the Company to execute or cause to be executed, under the corporate seal of the Company or otherwise, and to deliver or cause to be delivered, all such other documents and instruments and to perform or cause to be performed all such other acts and things as in such person's opinion may be necessary or desirable to give full effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or the doing of any such act or thing."

B-1

EXECUTION VERSION

APPENDIX C

ARRANGEMENT AGREEMENT

PEMBINA PIPELINE CORPORATION

and

KINDER MORGAN CANADA LIMITED

DATED EFFECTIVE AS OF AUGUST 20, 2019
AS AMENDED AND RESTATED EFFECTIVE AS OF SEPTEMBER 10, 2019

C-i

C-ii

ARRANGEMENT AGREEMENT

        THIS ARRANGEMENT AGREEMENT is dated effective as of August 20, 2019 and amended and restated effective as of September 10, 2019 among:

    PEMBINA PIPELINE CORPORATION, a corporation existing under the laws of the Province of Alberta ("Pembina")

-and-

    KINDER MORGAN CANADA LIMITED, a corporation existing under the laws of the Province of Alberta ("KML")

        WHEREAS on August 20, 2019, Pembina and KML entered into an arrangement agreement pursuant to which they agreed to complete a transaction involving a sale of KML and its business through an acquisition by Pembina of all the issued and outstanding KML Restricted Voting Shares and KML Special Voting Shares (together with associated Class B Units) by way of a plan of arrangement of KML under the provisions of the ABCA (the "Original Arrangement Agreement");

        AND WHEREAS Pembina and KML desire to make certain amendments to the Original Arrangement Agreement, including the accompanying Plan of Arrangement, to include the KML Preferred Shares in the Arrangement such that upon the effectiveness of the Arrangement, holders of KML Restricted Voting Shares will receive Pembina Common Shares, and holders of KML Special Voting Shares and associated Class B Units will receive Pembina Common Shares for their Class B Units and a nominal cash payment for their KML Special Voting Shares, and holders of KML Preferred Shares, if such holders approve the Arrangement by the requisite vote, will receive Pembina Exchange Preferred Shares, as applicable, all on the terms set out herein;

        AND WHEREAS the indirect holder of all issued and outstanding KML Special Voting Shares and associated Class B Units has entered into the KMI Support Agreement, pursuant to which it has agreed, among other things and subject to the terms thereof, to cause its KML Special Voting Shares to be voted in favour of the Arrangement;

        AND WHEREAS the Parties have entered into this Agreement to provide for the matters referred to in the foregoing recitals and for other matters related to the transactions herein provided for;

        NOW THEREFORE THIS AGREEMENT WITNESSES THAT IN CONSIDERATION of the covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties covenant and agree as follows:

ARTICLE 1
INTERPRETATION

1.1    Definitions

        In this Agreement, unless the context otherwise requires:

        "ABCA" means the Business Corporations Act, R.S.A. 1985, c. B-9, as amended, including the regulations promulgated thereunder;

        "Acquisition Proposal" means any inquiry or the making of any proposal, whether or not in writing, to KML, any of its Subsidiaries or the KML Shareholders from any Person or group of Persons "acting jointly or in concert" (within the meaning of NI 62-104), other than Pembina or any of its affiliates, and other than any transaction involving only KML and/or one or more of its Subsidiaries, which constitutes, or may reasonably be expected to lead to (in either case whether in one transaction or a series of transactions):

  (a)
  any direct or indirect sale, issuance or acquisition of shares or other securities (or securities convertible or exercisable for such shares or interests) in KML that, when taken together with the securities of KML held by the proposed acquiror and any Person acting jointly or in concert with such acquiror, represent 20% or more of the voting securities of KML, or rights or interests therein and thereto;

  (b)
  any direct or indirect acquisition of assets (or any lease, joint venture or other arrangement having the same economic effect as a purchase or sale of a substantial amount of assets) of KML or its Subsidiaries (including, for greater certainty, securities of any Subsidiary thereof) to which 20% or more of KML's revenues or earnings on a consolidated basis are attributable;

  (c)
  an amalgamation, arrangement, merger, business combination, or consolidation involving KML or one or more of its Subsidiaries that collectively own assets to which 20% or more of KML's revenues or earnings on a consolidated basis are attributable;

  (d)
  any take-over bid, issuer bid, exchange offer, liquidation, dissolution, reorganization or similar transaction involving KML or its Subsidiaries that, if consummated, would result in such Person or group of Persons beneficially owning 20% or more of any class of voting or equity securities of KML or assets to which 20% or more of KML's revenues or earnings on a consolidated basis are attributable; or

  (e)
  any other transaction, the consummation of which would or could reasonably be expected to impede, interfere with, prevent or delay the transactions contemplated by this Agreement or the Arrangement or which would or could reasonably be expected to materially reduce the benefits to Pembina under this Agreement or the Arrangement;

and, for greater certainty, the definition of "Acquisition Proposal" shall not include any action taken in connection with, or any exercise of, any Rights of First Refusal;

        "AcquisitionCo" has the meaning ascribed thereto in Section 2.1(b);

        "affiliate" has the meaning set forth in the Securities Act (Alberta);

        "Agreement", "herein", "hereof", "hereto", "hereunder" and similar expressions mean and refer to this Arrangement Agreement (including the schedules hereto) dated effective as of August 20, 2019, as amended and restated effective September 10, 2019, and as may be further supplemented, modified or amended, and not to any particular article, section, schedule or other portion hereof;

        "Arrangement" means the arrangement pursuant to Section 193 of the ABCA, on the terms and conditions set forth in the Plan of Arrangement, subject to any amendments or variations thereto made in accordance with the provisions of the Plan of Arrangement or made at the direction of the Court;

        "Arrangement Resolution" means a special resolution of the KML Shareholders, voting together as a single class, in respect of the Arrangement to be considered at the KML Shareholders' Meeting, substantially in the form of Schedule B hereto;

        "Articles of Arrangement" means the articles of arrangement of KML in respect of the Arrangement required under subsection 193(10) of the ABCA to be sent to the Registrar for filing after the Final Order has been granted, giving effect to the Arrangement;

        "associate" has the meaning set forth in the Securities Act (Alberta);

        "BMO Nesbitt Burns" means BMO Nesbitt Burns Inc., financial advisor to the KML Independent Committee;

        "BMO Nesbitt Burns Opinions" means, as applicable, the separate opinions from BMO Nesbitt Burns (i) dated August 20, 2019 to the effect that, as of the date of such opinion and based on and subject to the assumptions, limitations, qualifications and other matters set forth therein, the consideration to be received by holders of KML Restricted Voting Shares pursuant to the Arrangement was fair, from a financial point of view, to such holders; and (ii) dated September 10, 2019 to the effect that, as of the date of such opinion and based on and subject to the assumptions, limitations, qualifications and other matters set forth therein, the consideration to be received by holders of KML Preferred Shares pursuant to the Arrangement was fair, from a financial point of view, to such holders;

        "business day" means a day other than a Saturday, a Sunday or a statutory holiday or other day when banks in the City of Calgary, Alberta or Houston, Texas are not open for business;

        "Canadian Securities Administrators" means the securities commission or other securities regulatory authority of each province and territory of Canada;

        "Canadian Securities Laws" means the securities legislation or ordinance and regulations thereunder of each province and territory of Canada and the rules, instruments, policies and orders of each Canadian Securities Administrator made thereunder;

        "Certificate" means the certificate or proof of filing to be issued by the Registrar pursuant to subsection 193(11) or 193(12) of the ABCA in respect of the Articles of Arrangement giving effect to the Arrangement;

        "Change in Recommendation" has the meaning ascribed thereto in Section 8.1(c)(ii);

        "Class B Unit" means the Class B limited partnership units of the Limited Partnership;

        "Cochin Financial Resources Plan" means the NEB approved Financial Resources Plan of Cochin ULC in respect of the NEB regulated Cochin pipeline system, which has an absolute liability limit of $300.0 million;

        "Cochin Purchase Agreement" means the purchase and sale agreement dated the date hereof between KMI, an affiliate of KMI, Pembina and an affiliate of Pembina to effect the sale and transfer of KMI's interest in Kinder Morgan Cochin LLC to an affiliate of Pembina on the terms and conditions set forth therein;

        "Cochin ULC" means Kinder Morgan Cochin ULC, an unlimited liability corporation existing under the laws of Nova Scotia;

        "Commissioner" means the Commissioner of Competition appointed under subsection 7(1) of the Competition Act, or his designee;

        "Competition Act" means the Competition Act, R.S.C. 1985, c. C-34, as amended;

        "Competition Act Approval" means, in respect of the Arrangement, the occurrence of one of the following:

  (a)
  the receipt of an advance ruling certificate under subsection 102(1) of the Competition Act; or

  (b)
  (i) the applicable waiting period under subsection 123(1) of the Competition Act, and any extension thereof, shall have expired or shall have been terminated under subsection 123(2) of the Competition Act, or the obligation to submit a notification under Part IX of the Competition Act shall have been waived by the Commissioner pursuant to paragraph 113(c) of the Competition Act, and (ii) the Commissioner shall have advised the Parties in writing that the Commissioner does not, at that time, intend to make an application under Section 92 of the Competition Act, and such advice shall remain in full force and effect;

        "Confidentiality Agreement" means the Confidentiality Agreement dated November 17, 2018 between Pembina and KML;

        "Court" means the Court of Queen's Bench of Alberta;

        "CTA" means the Canada Transportation Act, R.S.C. 1996, C. 10, as amended;

        "CTA Approval" means KML and Pembina shall have received a notice from the Minister of Transport pursuant to subsection 53.1(4) of the CTA or, if such notice has not been received, the completion of the Arrangement contemplated by this Agreement shall not be prohibited under subsection 53.2(1) of the CTA;

        "Data Room" means the electronic data room, as existing as of the date of this Agreement, and made available by KML to Pembina in connection with the Arrangement;

        "Dissent Rights" means the rights of dissent provided for in Article 4 of the Plan of Arrangement;

        "Effective Date" means the date the Arrangement is effective under the ABCA, being the date shown on the Certificate;

        "Effective Time" means the time at which the Articles of Arrangement are filed on the Effective Date and the Arrangement becomes effective;

        "Encumbrance" includes any mortgage, pledge, collateral assignment, charge, lien, security interest, adverse interest in property, other third party interest or encumbrance of any kind whether contingent or absolute, and any agreement, option, right or privilege (whether by Law, contract or otherwise) capable of becoming any of the foregoing;

        "Environmental Laws" means, with respect to any Person or its business, activities, property, assets or undertakings, all Laws, including the common law, relating to environmental or health and safety matters in the jurisdictions applicable to such Person or its business, activities, property, assets or undertakings, including legislation governing the reduction of greenhouse gas emissions and the use, transportation, storage and release of Hazardous Substances;

        "Exchange Ratio" means, subject to Section 2.12, 0.3068 of a Pembina Common Share for each KML Restricted Voting Share and each Class B Unit;

        "Exchanges" means the TSX and, with respect to Pembina, also includes the NYSE;

        "Executive Officers" has the meaning ascribed thereto in Section 1.9;

        "Existing Credit Support" means the guarantees, backstops, letters of credit and other forms of credit support provided, directly and indirectly, by KMI and certain of its affiliates (other than KML and the entities comprising the Purchased Business) for or on behalf of certain of the KML Operating Entities in respect of the Purchased Business, which are in force or in place as of the date hereof, but notwithstanding the foregoing, excluding any guarantees, backstops, letters of credit and other forms of credit support provided, directly and indirectly, by KMI and certain of its affiliates in respect of the sale of the Trans Mountain pipeline system and related expansion project, including pursuant to the TMX Agreement;

        "Final Order" means the final order of the Court approving the Arrangement pursuant to subsection 193(9)(a) of the ABCA, as such order may be amended at any time prior to the Effective Date or, if appealed, then unless such appeal is withdrawn or denied, as affirmed;

        "GAAP" means generally accepted accounting principles in the United States;

        "General Partner" means Kinder Morgan Canada GP Inc., a corporation existing under the ABCA and a wholly-owned Subsidiary of KML;

        "Governmental Entity" means any: (a) multinational, federal, provincial, territory, state, regional, municipal, local or other government or any governmental or public department, court, tribunal, arbitral body, commission, board, bureau or agency; (b) subdivision, agent, commission, board or authority of any of the foregoing; (c) quasi-governmental or private body (including any securities commission or similar regulatory authority) exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing; or (d) the Exchanges; provided that, for avoidance of doubt, the term "Governmental Entity" shall not include Trans Mountain Corporation or any of its Subsidiaries;

        "Governmental Licenses" has the meaning ascribed thereto in paragraph (y) of Schedule E;

        "Hazardous Substances" means any waste or other substance that is prohibited, listed, defined, designated or classified as dangerous, hazardous, radioactive, explosive or toxic or a pollutant or a contaminant under or pursuant to any applicable Environmental Laws;

        "IFRS" means International Financial Reporting Standards as incorporated in the Handbook of the Canadian Institute of Chartered Accountants, at the relevant time applied on a consistent basis;

        "Intellectual Property" has the meaning ascribed thereto in paragraph (hh) of Schedule E;

        "Interim Order" means the interim order of the Court under subsection 193(4) of the ABCA, as the same may be amended, containing declarations and directions in respect of the notice to be given and the conduct of the KML Shareholders' Meeting with respect to the Arrangement as more fully set out herein;

        "Key Regulatory Approvals" means the Competition Act Approval and the CTA Approval;

        "KMI" means Kinder Morgan, Inc., a corporation existing under the laws of Delaware;

        "KMI Support Agreement" means a support agreement dated the date hereof pursuant to which KMI has agreed, among other things and subject to the terms thereof, to cause its KML Special Voting Shares to be voted in favour of the Arrangement;

        "KML" has the meaning ascribed thereto in the recitals hereof;

        "KML Awards" means restricted share units granted pursuant to the KML Director RSU Plan or the KML Employee RSU Plan, as applicable;

        "KML Board" means the board of directors of KML;

        "KML Credit Facilities" means the $500.0 million unsecured revolving credit facility of Cochin ULC for working capital purposes;

        "KML Director RSU Plan" means KML's Restricted Share Unit Plan for Non-Employee Directors, including any amendments thereto;

        "KML Disclosure Documents" has the meaning ascribed thereto in paragraph (p) of Schedule E;

        "KML Disclosure Letter" means the disclosure letter delivered by KML to Pembina and dated the date hereof;

        "KML Employee Plans" has the meaning ascribed thereto in paragraph (cc) of Schedule E;

        "KML Employee RSU Plan" means KML's 2017 Restricted Share Unit Plan for Employees, including any amendments thereto;

        "KML Employees" means the officers and other employees of KML or of any of its Subsidiaries;

        "KML Financial Statements" has the meaning ascribed thereto in paragraph (q) of Schedule E;

        "KML Independent Committee" means the independent committee of the KML Board comprised of three independent directors (within the meaning of applicable Canadian Securities Laws) of KML;

        "KML JVs" means the joint ventures formed pursuant to the following agreements to which certain of the KML Operating Entities are parties: (a) the Amended and Restated Construction Ownership and Operating Agreement between Base Line Terminal East Limited Partnership and Keyera Partnership dated May 16, 2018; (b) the Construction, Ownership and Operating Agreement

between Imperial Oil and KM Canada Edmonton South Rail Terminal Limited Partnership dated December 20, 2013; and (c) the Construction Ownership and Operating Agreement between Keyera Partnership and KM Canada Edmonton North Rail Terminal Limited Partnership dated July 29, 2013;

        "KML Operating Entities" means, collectively, the companies, partnerships and joint ventures that own and operate the assets comprising KML's business as of the date of this Agreement, which are direct or indirect wholly-owned Subsidiaries or jointly-controlled investments of the Limited Partnership;

        "KML Preferred Share Consideration" means one Pembina Series A Exchange Share per KML Series 1 Share, without interest, one Pembina Series B Exchange Share per KML Series 2 Share, without interest, one Pembina Series C Exchange Share per KML Series 3 Share, without interest, and one Pembina Series D Exchange Share per KML Series 4 Share, without interest, as applicable;

        "KML Preferred Shareholders" means, collectively, the holders of outstanding KML Preferred Shares;

        "KML Preferred Shares" means, collectively, the KML Series 1 Shares, the KML Series 2 Shares, the KML Series 3 Shares and the KML Series 4 Shares;

        "KML Proxy Circular" means the notice or notices of the KML Shareholders' Meeting to be sent to KML Shareholders and KML Preferred Shareholders and the management proxy circular to be prepared in connection with the KML Shareholders' Meeting, together with any amendment thereto or supplements thereof, and any other registration statement, information circular or proxy statement which may be prepared in connection with the KML Shareholders' Meeting;

        "KML Restricted Voting Shares" means the restricted voting shares in the capital of KML;

        "KML RSU Plans" means, together, the KML Director RSU Plan and the KML Employee RSU Plan;

        "KML Series 1 Shares" means the cumulative redeemable minimum rate reset Preferred Shares, Series 1 in the capital of KML;

        "KML Series 2 Shares" means the cumulative redeemable floating rate Preferred Shares, Series 2 in the capital of KML;

        "KML Series 3 Shares" means the cumulative redeemable minimum rate reset Preferred Shares, Series 3 in the capital of KML;

        "KML Series 4 Shares" means the cumulative redeemable floating rate Preferred Shares, Series 4 in the capital of KML;

        "KML Shareholders" means the holders of KML Voting Shares;

        "KML Shareholders' Meeting" means such meeting or meetings of the KML Shareholders and the KML Preferred Shareholders, including any adjournment thereof, that is or are to be convened as provided by the Interim Order to consider, and if deemed advisable approve, the Arrangement Resolution and the Preferred Shareholder Resolution, as applicable;

        "KML Special Voting Shares" means the special voting shares in the capital of KML;

        "KML Termination Fee" and "KML Termination Fee Event" have the respective meanings ascribed thereto in Section 8.3(b);

        "KML Voting Shares" means, collectively, the KML Restricted Voting Shares and the KML Special Voting Shares;

        "Laws" means all laws, by-laws, statutes, rules, regulations, principles of law, decisions, orders, ordinances, protocols, codes, guidelines, policies, notices, directions and judgments or other requirements and the terms and conditions of any grant of approval, permission, authority or license of any Governmental Entity (including the Exchanges) or self-regulatory authority; and the term "applicable" with respect to such Laws and in a context that refers to one or more Persons, means such Laws as are applicable to such Persons or its business, undertaking, property or securities and emanate from a Person having jurisdiction over the Person or Persons or its or their business, undertaking, property or securities; and "Laws" includes Environmental Laws, Canadian Securities Laws and U.S. Securities Laws;

        "Limited Partnership" means Kinder Morgan Canada Limited Partnership, a limited partnership formed under the laws of the Province of Alberta;

        "Material Adverse Change" or "Material Adverse Effect" means, with respect to any Person and its Subsidiaries, taken as a whole, any fact or state of facts, circumstance, change, effect, occurrence or event which, either individually is or in the aggregate are, or individually or in the aggregate would reasonably be expected to be, material and adverse to the business, operations, results of operations, properties, assets, liabilities, obligations (whether absolute, accrued, conditional or otherwise) or condition (financial or otherwise) of such Person and its Subsidiaries, taken as a whole, except to the extent of any fact or state of facts, circumstance, change, effect, occurrence or event resulting from or arising in connection with:

  (a)
  any matter or prospective matter which has, at or prior to the date hereof, been publicly disclosed by such Person or has been disclosed in writing to Pembina or its Representatives (including if set forth in the KML Disclosure Letter) in respect of KML and to KML or its Representatives (including if set forth in the Pembina Disclosure Letter) in respect of Pembina, in each case as at or prior to the date hereof;

  (b)
  the failure of such Person to meet any internal or published projections, forecasts, estimates or predictions in respect of revenues, earnings or other financial or operating metrics before, on or after the date of this Agreement;

  (c)
  in respect of Pembina, conditions affecting (i) the midstream oil, gas (including liquefied natural gas) and natural gas liquids industry, including transportation, management, logistics, storage, processing, terminalling and fractionation activities, or (ii) the bulk products storage and terminalling industry (together, in respect of Pembina, its "Relevant Business") as a whole, and in respect of KML, conditions affecting (i) the midstream oil, gas and natural gas liquids industry, including transportation, management, logistics, storage and terminalling activities, or (ii) the bulk products storage and terminalling industry (together, in respect of KML, its "Relevant Business") as a whole;

  (d)
  changes in Laws (including Tax Laws) or any change in IFRS or GAAP or regulatory accounting requirements applicable to the Relevant Business;

  (e)
  any change in (i) global, national or regional political conditions (including the outbreak of war or acts of terrorism), (ii) general economic, business, regulatory, or market conditions, (iii) national or global financial or capital markets or commodity markets (including any decline in crude oil, bitumen, refined products or natural gas prices on a current or forward basis), or (iv) demand for storage and terminalling services for bulk/liquids products;

  (f)
  any natural disaster;

  (g)
  any changes in the trading price or trading volumes of any listed securities of Pembina or KML, as applicable, or any credit rating downgrade, negative outlook, watch or similar event relating to such Person or any of its Subsidiaries (provided, however, that the causes underlying such changes may be considered to determine whether such causes constitute a Material Adverse Change or Material Adverse Effect);

  (h)
  any actions taken (or omitted to be taken) at the written request or with the prior written consent of the other Party; or

  (i)
  the announcement of this Agreement or any action taken by such Person or any of its Subsidiaries that is required pursuant to this Agreement (including any steps taken pursuant to Section 5.4 to obtain any Regulatory Approvals or pursuant to Section 5.8 with respect to any Rights of First Refusal, but excluding any obligation to act in the ordinary course of business);

provided, however, that (i) with respect to paragraphs (c), (d), (e) and (f), such matter does not have a materially disproportionate effect on such Person and its Subsidiaries, taken as a whole, relative to comparable entities operating in the Relevant Business, in which case, for the relevant exclusion from this definition of "Material Adverse Change" or "Material Adverse Effect" referred to in paragraphs (c), (d), (e) and (f), such matter shall be taken into account in determining whether a "Material Adverse Change" or "Material Adverse Effect" has occurred only to the extent such matter has a materially disproportionate effect on such Person and its Subsidiaries, taken as a whole, when compared to other participants in the Relevant Business, (ii) the determination as to whether a "Material Adverse Change" or "Material Adverse Effect" has occurred shall take into consideration any third party, insurance or other indemnities, contributions or proceeds that are due and owing to such Person or its Subsidiaries in connection with such matters, and (iii) references in certain sections of this Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretative for purposes of determining whether a "Material Adverse Change" or a "Material Adverse Effect" has occurred;

        "MI 61-101" means Multilateral Instrument 61-101—Protection of Minority Security Holders in Special Transactions;

        "Misrepresentation" means any untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make a statement, in light of the circumstances in which they are made, not misleading;

        "Money Laundering Laws" has the meaning ascribed thereto in paragraph (ll)(ii) of Schedule E;

        "NEB" means the National Energy Board and its successors;

        "NI 62-104" means National Instrument 62-104—Take-Over Bids and Issuer Bids;

        "NYSE" means the New York Stock Exchange;

        "OHSA" has the meaning ascribed thereto in paragraph (dd)(viii) of Schedule E;

        "Original Arrangement Agreement" has the meaning ascribed in the recitals hereof;

        "Outside Date" means the later of: (a) May 20, 2020, subject to the right of either Party to postpone the Outside Date for up to an additional 90 days (in 30-day increments) if a Key Regulatory Approval has not been obtained, by giving written notice to the other Party to such effect no later than 5:00 p.m. (Calgary Time) on the date that is not less than five days prior to the original Outside Date (and any subsequent Outside Date), or such later date as may be agreed to in writing by the Parties; provided that, notwithstanding the foregoing, a Party shall not be permitted to postpone the Outside Date if the failure to obtain a Key Regulatory Approval is primarily the result of such Party's failure to comply with its covenants with respect to obtaining such Key Regulatory Approval herein; or (b) the "Outside Date" (as defined in the Cochin Purchase Agreement);

        "Parent Agreement" means an agreement to be entered into at the Effective Time between Pembina, KML, Cochin ULC and KMI, substantially in the form attached as Exhibit A to the Pembina Disclosure Letter;

        "Parties" means Pembina and KML, and "Party" means either one of them;

        "Pembina" has the meaning ascribed thereto in the recitals hereof;

        "Pembina Class A Preferred Shares" means the class A preferred shares in the capital of Pembina;

        "Pembina Class B Preferred Shares" means the class B preferred shares in the capital of Pembina;

        "Pembina Common Shares" means the common shares in the capital of Pembina;

        "Pembina Disclosure Documents" has the meaning ascribed thereto in paragraph (j) of Schedule D;

        "Pembina Disclosure Letter" means the disclosure letter delivered by Pembina to KML and dated the date hereof;

        "Pembina Exchange Preferred Shares" means, collectively, the Pembina Series A Exchange Shares, the Pembina Series B Exchange Shares, the Pembina Series C Exchange Shares and the Pembina Series D Exchange Shares, as constituted on the Effective Date;

        "Pembina Financial Statements" has the meaning ascribed thereto in paragraph (k) of Schedule D;

        "Pembina Information" means the information regarding Pembina required to be included in the KML Proxy Circular, or included in the KML Proxy Circular at the written request of Pembina;

        "Pembina Options" means options to purchase Pembina Common Shares granted pursuant to Pembina's stock option plan dated May 26, 2011;

        "Pembina Series A Exchange Shares" means a series of the cumulative redeemable minimum rate reset Pembina Class A Preferred Shares, such shares having identical terms to the KML Series 1 Shares except that the issuer thereof shall be Pembina, they will be convertible into Pembina Series B Exchange Shares instead of KML Series 2 Shares, references to KML Restricted Voting Shares will be to the Pembina Common Shares and there will be no mention of the KML Special Voting Shares;

        "Pembina Series B Exchange Shares" means a series of the cumulative redeemable floating rate Pembina Class A Preferred Shares, such shares having identical terms to the KML Series 2 Shares except that the issuer thereof shall be Pembina, they will be convertible into Pembina Series A Exchange Shares instead of KML Series 1 Shares, references to KML Restricted Voting Shares will be to the Pembina Common Shares and there will be no mention of the KML Special Voting Shares;

        "Pembina Series C Exchange Shares" means a series of cumulative redeemable minimum rate reset Pembina Class A Preferred Shares, such shares having identical terms to the KML Series 3 Shares except that the issuer thereof shall be Pembina, they will be convertible into Pembina Series D Exchange Shares instead of KML Series 4 Shares, references to KML Restricted Voting Shares will be to the Pembina Common Shares and there will be no mention of the KML Special Voting Shares;

        "Pembina Series D Exchange Shares" means a series of cumulative redeemable floating rate Pembina Class A Preferred Shares, such shares having identical terms to the KML Series 4 Shares except that the issuer thereof shall be Pembina, they will be convertible into Pembina Series C Exchange Shares instead of KML Series 3 Shares, references to KML Restricted Voting Shares will be to the Pembina Common Shares and there will be no mention of the KML Special Voting Shares;

        "Pembina Shareholder Rights Plan" means Pembina's shareholder rights plan dated effective as of May 12, 2016;

        "Permitted Encumbrances" means: (a) in respect of KML and its Subsidiaries, Encumbrances specifically disclosed in the KML Disclosure Letter and in respect of Pembina, Encumbrances specifically disclosed in the Pembina Disclosure Letter; (b) easements, rights of way, servitudes or other similar rights, including, without limitation, rights of way for highways, railways, sewers, drains, gas or oil pipelines, gas or water mains, electric light, power, telephone or cable television towers, poles, wires and similar rights in real property or any interest therein, provided the same are registered on title and not of such nature as to materially adversely affect the use of the property subject thereto; (c) the regulations and any rights reserved to or vested in any municipality or governmental, statutory or public authority to levy Taxes or to control or regulate any Party's or any of its Subsidiaries' interests in any manner; (d) undetermined or inchoate Encumbrances incurred or created in the ordinary course of business as security for a Party's or any of its Subsidiaries' share of the costs and expenses of the development or operation of any of its assets, which costs and expenses are not delinquent as of the Effective Time or are being contested in good faith; (e) undetermined or inchoate mechanics' liens and similar liens for which payment for services rendered or goods supplied is not delinquent as of the Effective Time or is being contested in good faith; (f) Encumbrances granted in the ordinary course of business to a Governmental Entity respecting operations pertaining to the Relevant Business or petroleum and natural gas rights; (g) Encumbrances for Taxes, assessments and governmental charges that are not due and payable or delinquent or are being contested in good faith; and (h) any Encumbrances under a Party's or any of its Subsidiaries' existing credit facilities or other borrowing arrangements disclosed in the KML Disclosure Letter or the Pembina Disclosure Letter, as applicable;

        "Person" includes an individual, firm, trust, partnership, association, corporation, joint venture, trustee, executor, administrator, legal representative or government (including any Governmental Entity);

        "Plan of Arrangement" means the plan of arrangement substantially in the form set forth in Schedule A hereto and any amendments or variations thereto made in accordance with Section 9.1 hereof or Article 6 of the Plan of Arrangement or made at the direction of the Court in the Final Order with the consent of Pembina and KML, each acting reasonably;

        "Preferred Share Condition" means that the Preferred Shareholder Resolution is approved at the KML Shareholders' Meeting as specified in the Interim Order;

        "Preferred Shareholder Resolution" means the special resolution of the KML Preferred Shareholders, voting together as a single class, in respect of the Arrangement to be considered at the KML Shareholders' Meeting, substantially in the form attached as Schedule C hereto;

        "Purchased Business" means the business and operations (including undertakings, property, assets, rights and interests) of: (a) Kinder Morgan Canada Services Inc. and KM Canada Rail Holdings GP Limited, each a corporation existing under the ABCA; (b) KM Canada North 40 Limited Partnership, Base Line Terminal East Limited Partnership, KM Canada Edmonton South Rail Terminal Limited Partnership, KM Canada Edmonton North Rail Terminal Limited Partnership, each a limited partnership existing under the laws of Manitoba; (c) KM Canada Terminals GP ULC, an unlimited liability corporation existing under the laws of Alberta; (d) Kinder Morgan Canada (Jet Fuel) Inc., a corporation existing under the laws of British Columbia; (e) KM Canada Marine Terminal Limited Partnership, a limited partnership existing under the laws of British Columbia; (f) the Limited Partnership, (g) the General Partner; (h) Cochin ULC; and (i) the KML JVs (to the extent of the applicable KML Operating Entities' interest therein);

        "Receiving Party" has the meaning ascribed thereto in Section 6.4;

        "Registrar" means the Registrar of Corporations duly appointed pursuant to Section 263 of the ABCA;

        "Regulatory Action" has the meaning ascribed thereto in Section 5.4(d);

        "Regulatory Approvals" means the Key Regulatory Approvals and any other consent, waiver, permit, permission, exemption, review, order, decision or approval of, or any registration and filing with or withdrawal of any objection or successful conclusion of any litigation brought by, any Governmental Entity, or the expiry, waiver or termination of any waiting period imposed by Law or a Governmental Entity or pursuant to a written agreement between the Parties and a Governmental Entity to refrain from consummating the Arrangement, in each case required or advisable under Laws or that the Parties agree to obtain in connection with the Arrangement;

        "Relevant Business" has the meaning set forth in the definitions of "Material Adverse Change" and "Material Adverse Effect" in this Agreement;

        "Representatives" means the officers, directors, employees, financial advisors, legal counsel, accountants and other agents and representatives of a Party;

        "Reverse Termination Fee" has the meaning specified in Section 8.3(d);

        "Reverse Termination Fee Event" has the meaning specified in Section 8.3(d);

        "Right of First Refusal", "ROFR Assets" and "ROFR Value" each has the meaning ascribed thereto in Section 5.8;

        "SEC" means the United States Securities and Exchange Commission;

        "Securities Regulators" means, collectively, the Canadian Securities Administrators and the SEC;

        "Subsidiary" has the meaning set forth in the Securities Act (Alberta) and, in the case of KML, includes the Limited Partnership, Cochin ULC, the KML Operating Entities and the KML JVs;

        "Superior Proposal" means an unsolicited written bona fide Acquisition Proposal made after the date hereof by a Person (other than Pembina or its affiliates) to acquire not less than all of the KML Voting Shares or not less than all or substantially all of the consolidated assets of KML:

  (a)
  that complies with applicable Laws and did not result from or involve a breach of Section 7.1;

  (b)
  that is not subject to a financing condition and in respect of which any funds or other consideration necessary to complete such Acquisition Proposal have been demonstrated to the satisfaction of the KML Board, acting in good faith (after consultation with its financial advisor(s) and outside legal counsel) have been obtained or are reasonably likely to be obtained to fund completion of such Acquisition Proposal at the time and on the basis set out therein;

  (c)
  that is not subject to a due diligence or access condition;

  (d)
  in respect of which the KML Board has determined, in good faith, after consultation with its financial advisor(s) and outside legal counsel, would or would be reasonably likely to, if consummated in accordance with its terms and without assuming away the risk of non-completion, result in a transaction more favourable, from a financial point of view, for KML Shareholders than the transaction contemplated by this Agreement (including after considering the proposal to adjust the terms and conditions of the Arrangement as contemplated in Section 7.1(c));

  (e)
  that the KML Board has determined, in good faith, after consultation with its financial advisor(s) and outside legal counsel, is reasonably capable of being completed at the time and on the terms proposed, without undue delay and taking into account all legal, financial, regulatory (including with respect to the Competition Act, the CTA and any approval required under the Investment Canada Act (Canada) to the extent applicable) and other aspects of such Acquisition Proposal and the Person or group of Persons making such proposal; and

  (f)
  after receiving the advice of outside legal counsel, that the failure by the KML Board to accept, recommend, approve or enter into a definitive agreement to implement, as applicable, such Acquisition Proposal would be inconsistent with its fiduciary duties under applicable Laws;

        "Tax" or "Taxes" means all taxes, however denominated, together with any interest, penalties or other additions that may become payable in respect thereof, imposed by any Governmental Entity, which taxes shall include, without limiting the generality of the foregoing, all income or profits taxes (including federal, provincial and state income taxes), capital taxes, payroll and employee withholding taxes, gasoline and fuel taxes, employment insurance, social insurance taxes (including Canada Pension Plan payments), sales and use taxes (including goods and services, harmonized sales and provincial or territorial sales tax), ad valorem taxes, excise taxes, franchise taxes, gross receipts taxes, business license taxes, occupation taxes, real and personal property taxes, stamp taxes, environmental taxes, carbon taxes, transfer taxes, workers' compensation premiums or charges, pension assessment and other governmental charges, and other obligations of the same or of a similar nature to any of the foregoing, which one of the Parties or any of its Subsidiaries is required to pay, withhold or collect;

        "Tax Act" means the Income Tax Act, R.S.C. 1985, c. 1 (5th Supp.), as amended, including the regulations promulgated thereunder, as amended from time to time;

        "Tax Returns" means any and all reports, estimates, elections, designations, forms, declarations of estimated Tax, information statements and returns relating to, or required to be filed in connection with any Taxes, including amendment thereof, and whether in tangible or electronic form;

        "Termination Notice" and "Terminating Party" have the respective meanings ascribed thereto in Section 6.4;

        "Third Party Beneficiaries" has the meaning ascribed thereto in Section 9.9;

        "TMX Agreement" means the share and unit purchase agreement dated May 29, 2018 among Cochin ULC, Her Majesty in Right of Canada, as represented by the Minister of Finance, KML and KMI, including all schedules, appendices and exhibits thereto, as amended, supplemented, restated and replaced from time to time, relating to the sale of the Trans Mountain pipeline system and the Trans Mountain pipeline system expansion;

        "Transition Services Agreement" means an agreement to be entered into at the Effective Time between KML and KMI providing for certain matters relating to transitional services to be provided by KMI or its affiliates to KML or its affiliates following the Effective Time, substantially in the form attached as Exhibit B to the Pembina Disclosure Letter;

        "TSX" means The Toronto Stock Exchange;

        "U.S. Buyer" has the meaning ascribed thereto in Section 8.3(d)(ii);

        "U.S. Exchange Act" means the United States Securities Exchange Act of 1934, as amended;

        "U.S. Securities Act" means the United States Securities Act of 1933, as amended;

        "U.S. Securities Laws" means federal and state securities legislation of the United States and all rules, regulations and orders promulgated thereunder; and

        "U.S. Seller" has the meaning ascribed thereto in Section 8.3(d)(ii).

1.2    Interpretation Not Affected by Headings

        The division of this Agreement into Articles, Sections, subsections, paragraphs and other portions and the insertion of headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

1.3    Article References

        Unless the contrary intention appears, references in this Agreement to an Article, Section, subsection, paragraph or Schedule by number or letter or both refer to the Article, Section, subsection, paragraph or Schedule, respectively, bearing that designation in this Agreement.

1.4    Number and Gender

        In this Agreement, unless the contrary intention appears, words importing the singular include the plural and vice versa; and words importing gender shall include all genders.

1.5    Date for Any Action

        If the date on which any action is required to be taken hereunder by a Party is not a business day in the place where the action is required to be taken, such action shall be required to be taken on the next succeeding day which is a business day in such place.

1.6    Currency

        Unless otherwise stated, all references in this Agreement to sums of money are expressed in lawful money of Canada.

1.7    Schedules

        The following Schedules annexed to this Agreement, being:

Schedule A	Plan of Arrangement
Schedule B	Form of Arrangement Resolution
Schedule C	Form of Preferred Shareholder Resolution
Schedule D	Representations and Warranties of Pembina
Schedule E	Representations and Warranties of KML

are incorporated by reference into this Agreement and form a part hereof.

1.8    Accounting Matters

        Unless otherwise stated, all accounting terms used in this Agreement shall have the meanings attributable thereto under, and all determinations of an accounting nature required to be made shall be made in a manner consistent GAAP, in the case of KML, and IFRS, in the case of Pembina.

1.9    Knowledge

        In this Agreement, references to "to the knowledge of" means the actual knowledge of the Executive Officers of Pembina or KML, as the case may be, after reasonable inquiry, and such Executive Officers shall make such inquiry as is reasonable in the circumstances. For purposes of this Section 1.9, "Executive Officers" (a) in the case of Pembina, means Pembina's President and Chief Executive Officer, Senior Vice President, Finance and Chief Financial Officer or Senior Vice President, External Affairs & Chief Legal Officer, as the case may be, and (b) in the case of KML means KML's President, the Chief Executive Officer, the Chief Financial Officer, the President, Products Pipelines, or the Vice President and Secretary, as the case may be.

1.10    KML JVs

        Notwithstanding any other provision of this Agreement:

  (a)
  the representations and warranties contained in this Agreement with respect to the KML JVs are given by KML only to the knowledge of the Executive Officers of KML, except for the representations and warranties given respecting KML's direct or indirect ownership and KML's rights and obligations in respect of such KML JVs; and

  (b)
  the covenants of KML contained in this Agreement shall not extend to the KML JVs in which KML does not directly or indirectly own a controlling interest or for which it is not the operator; provided, however, except as expressly stated in this Agreement, that if an issue, event or circumstance relating to any of the relevant non-operated KML JVs arises, which issue would be the subject matter of any of the covenants contained in this Agreement but for the fact that the covenants do not extend to the relevant KML JVs, then, subject to any applicable Laws, applicable fiduciary duties or contractual obligations (other than under this Agreement), KML or its applicable Subsidiary (which, for greater certainty, does not include KML JVs in this context) shall use commercially reasonable efforts to comply with such covenant by voting its voting interests in the relevant KML JVs in respect of such issue, event or circumstance consistent with complying with the relevant covenant as though such covenant did extend to the relevant KML JVs or in the case of covenants to provide notice regarding the non-operated KML JVs, KML shall provide any required notice promptly upon becoming aware of the applicable facts, circumstances or matters. With respect to any KML JVs in which KML directly or indirectly owns a controlling interest or for which it is the operator, KML shall exercise proper influence in the relevant KML JVs in a manner consistent with complying with the relevant covenant as though such covenant did extend to the relevant KML JVs, subject to any applicable Laws, applicable fiduciary duties or contractual obligations (other than under this Agreement), it being understood that in no event shall KML be required to take any action or refrain from taking any action that is not within KML's power and authority pursuant to the terms of the applicable constating documents or operating agreement of any relevant KML JV or that would violate the terms of such constating documents or operating agreement or breach any duty or obligation of KML or its subsidiaries to a KML JV or the applicable KML JV partner.

1.11    Other Definitional and Interpretive Provisions

  (a)
  References in this Agreement to the words "include", "includes" or "including" shall be deemed to be followed by the words "without limitation" whether or not they are in fact followed by those words or words of like import.

  (b)
  A reference to time in this Agreement shall be to Calgary time, unless otherwise specified; and Calgary time shall refer to Mountain Standard Time or Mountain Daylight Savings Time during the respective intervals in which each is in force in Alberta.

  (c)
  Any capitalized terms used in any exhibit or Schedule but not otherwise defined therein, shall have the meaning as defined in this Agreement.

  (d)
  References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. Any reference in this Agreement to a Person includes the heirs, administrators, executors, legal personal representatives, predecessors, successors and permitted assigns of that Person.

  (e)
  Where a term is defined herein, a capitalized derivative of that term shall have a corresponding meaning unless the context otherwise requires.

  (f)
  References to a statute or Law shall be a reference to: (i) that statute or Law as amended or re-enacted from time to time and every statute or Law that may be substituted therefor; and (ii) the rules, regulations, bylaws, other subsidiary legislation and published policies or notices made pursuant to that statute or Law.

  (g)
  The term "made available" means that copies of the subject materials were included in, and were not removed from, the Data Room no later than 8:00 a.m. (Calgary time) on August 19, 2019.

ARTICLE 2
THE ARRANGEMENT

2.1    The Arrangement

  (a)
  Pembina and KML shall proceed to effect a plan of arrangement under Section 193 of the ABCA pursuant to which, on the Effective Date, on the terms contained in the Plan of Arrangement and among other things:

  (i)
  each holder of KML Restricted Voting Shares (other than those KML Restricted Voting Shares in respect of which the holder thereof has validly exercised Dissent Rights) shall receive, for each KML Restricted Voting Share, such number of Pembina Common Shares equal to the Exchange Ratio;

  (ii)
  each holder of KML Special Voting Shares and associated Class B Units shall receive: (A) for each KML Special Voting Share, a cash amount equal to $0.000001, and (B) for each Class B Unit, such number of Pembina Common Shares equal to the Exchange Ratio; and

  (iii)
  if the Preferred Share Condition is satisfied, each KML Preferred Shareholder (other than those KML Preferred Shareholders who have validly exercised Dissent Rights) shall receive, for each KML Preferred Share, the KML Preferred Share Consideration, as applicable.

  (b)
  Pembina may acquire the KML Voting Shares through a direct or indirectly wholly-owned Subsidiary, currently existing or to be organized ("AcquisitionCo"). Pembina will cause AcquisitionCo to perform all of its obligations under the Plan of Arrangement.

2.2    KML Approval

        KML represents and warrants to Pembina that:

  (a)
  based on the unanimous recommendation of the KML Independent Committee, the KML Board has unanimously determined that:

  (i)
  the Arrangement is fair to the KML Shareholders and the KML Preferred Shareholders;

  (ii)
  the Arrangement and entry into this Agreement are in the best interests of KML; and

  (iii)
  it will unanimously recommend that the KML Shareholders and the KML Preferred Shareholders vote in favour of the Arrangement; and

  (b)
  the KML Independent Committee has received the BMO Nesbitt Burns Opinions.

2.3    Obligations of KML

        Subject to the terms and conditions of this Agreement, in order to facilitate the Arrangement, KML shall take all actions and do all things necessary or desirable, in accordance with all applicable Laws, to:

  (a)
  make and diligently prosecute an application to the Court for the Interim Order in respect of the Arrangement;

  (b)
  in accordance with the terms of and the procedures contained in the Interim Order, duly call, give notice of, convene and hold the KML Shareholders' Meeting as promptly as practicable, and in any event not later than December 20, 2019 and with a record date not later than November 20, 2019, to hold a vote upon the Arrangement Resolution and the Preferred Shareholder Resolution and any other matters as may be properly brought before such meeting;

  (c)
  subject to compliance by KML directors and officers with their fiduciary duties, solicit proxies of KML Shareholders in favour of the Arrangement Resolution and of KML Preferred Shareholders in favour of the Preferred Shareholder Resolution, including, if so requested by Pembina, acting reasonably, by using a proxy solicitation agent for such purpose;

  (d)
  subject to obtaining the approvals as contemplated in the Interim Order and as may be directed by the Court in the Interim Order, take all steps necessary or desirable to submit the Arrangement to the Court and apply for the Final Order as soon as reasonably practicable, and use all commercially reasonable efforts to do so not later than the third business day after the date on which the Arrangement Resolution is passed at the KML Shareholders' Meeting;

  (e)
  file the Articles of Arrangement with the Registrar upon satisfaction or waiver of the conditions set forth in Article 6, as provided for in Section 2.8; and

  (f)
  do all things necessary or desirable to give effect to the Arrangement, including using commercially reasonable efforts to make and actively prosecute applications for all Key Regulatory Approvals.

        Subject to receipt of the Pembina Information, KML shall prepare the KML Proxy Circular and related materials as soon as practicable following the date of this Agreement, and shall print and mail, directly and indirectly, the KML Proxy Circular to the KML Shareholders and the KML Preferred Shareholders as soon as practicable following the receipt of the Interim Order. KML shall give Pembina and its legal counsel a reasonable opportunity to review and comment on the drafts of the KML Proxy Circular and other related documents, and shall give reasonable consideration to any comments made by Pembina and its legal counsel relating to the disclosure contained therein, and agrees that all Pembina Information included in the KML Proxy Circular must be in content satisfactory to Pembina, acting reasonably. As of the date the KML Proxy Circular is first mailed to the KML Shareholders and the KML Preferred Shareholders and the date of any KML Shareholders' Meeting, the KML Proxy Circular shall (a) be complete and correct in all material respects and not contain any Misrepresentations, (b) contain the unanimous recommendation of the KML Board that the KML Shareholders vote in favour of the Arrangement Resolution and that the KML Preferred Shareholders vote in favour of the Preferred Shareholder Resolution, (c) a statement that KMI has agreed, in accordance with and subject to the terms of the KMI Support Agreement, to vote all of its KML Voting Shares in favour of the Arrangement Resolution and against any resolution submitted by any KML Shareholder that is inconsistent with the Arrangement, and (d) comply in all material respects with the Interim Order and all applicable Laws. KML agrees to promptly correct any information (other than the Pembina Information) in the KML Proxy Circular which shall have become false or misleading at any time prior to the KML Shareholders' Meeting. Without limiting the generality of the foregoing, KML shall ensure that the KML Proxy Circular provides the KML

Shareholders and the KML Preferred Shareholders with information in sufficient detail to permit them to form a reasoned judgment concerning the matters to be placed before them at the KML Shareholders' Meeting, including (a) the unanimous recommendation of the KML Board that the KML Shareholders vote in favour of the Arrangement Resolution and that the KML Preferred Shareholders vote in favour of the Preferred Shareholder Resolution, and (b) copies of the BMO Nesbitt Burns Opinions.

2.4    Interim Order

        The application referred to in Section 2.3(a) shall request that the Interim Order provide, among other things:

  (a)
  for the classes of Persons to whom notice is to be provided in respect of the Arrangement and the KML Shareholders' Meeting and for the manner in which such notice is to be provided;

  (b)
  that the requisite approval for the Arrangement Resolution to be placed before the KML Shareholders shall be (i) 66 2/3% of the votes cast on the Arrangement Resolution by KML Shareholders present in person or by proxy at the KML Shareholders' Meeting (such that each KML Shareholder is entitled to one vote for each KML Voting Share held and all KML Shareholders shall vote together as a single class), and (ii) a majority of the votes cast on the Arrangement Resolution by holders of KML Restricted Voting Shares present in person or by proxy at the KML Shareholders' Meeting after excluding the votes of those Persons whose votes are required to be excluded under MI 61-101;

  (c)
  that the requisite approval for the Preferred Shareholder Resolution to be placed before the KML Preferred Shareholders shall be 66 2/3% of the votes cast on the Preferred Shareholder Resolution by KML Preferred Shareholders present in person or by proxy at the KML Shareholders' Meeting (such that each KML Preferred Shareholder is entitled to one vote for each KML Preferred Share held and all KML Preferred Shareholders shall vote together as a single class);

  (d)
  that, in all other material respects, the terms, restrictions and conditions of the constating documents of KML, including quorum requirements and all other matters, shall apply in respect of the KML Shareholders' Meeting;

  (e)
  for the grant of the Dissent Rights as set forth in the Plan of Arrangement;

  (f)
  that the KML Shareholders' Meeting may be adjourned or postponed from time to time by KML in accordance with the terms of this Agreement without the need for additional approval of the Court;

  (g)
  that the record date for KML Shareholders and KML Preferred Shareholders entitled to notice of and to vote at the KML Shareholders' Meeting will not change in respect of any adjournment(s) or postponement(s) of the KML Shareholders' Meeting;

  (h)
  for the notice requirements with respect to the presentation of the application to the Court for the Final Order;

  (i)
  in the application referred to in Section 2.3(a), KML shall inform the Court that the Parties intend to rely on the exemption provided by Section 3(a)(10) of the U.S. Securities Act for the issuance of the Pembina Common Shares and, if applicable, the Pembina Exchange Preferred Shares, pursuant to the Arrangement and that, in connection therewith, the Court will be required to approve the substantive and procedural fairness of the terms and conditions of the Arrangement to each Person to whom Pembina Common Shares and, if applicable, Pembina Exchange Preferred Shares, will be issued. Each Person to whom Pembina Common Shares and, if applicable, Pembina Exchange Preferred Shares, will be issued on completion of the Arrangement will be given adequate notice advising them of their right to attend and appear before the Court at the hearing of the Court for the Final Order and providing them with adequate information to enable such Person to exercise such right; and

  (j)
  for such other matters as the Parties may agree in writing, each acting reasonably.

2.5    Conduct of KML Shareholders' Meeting

  (a)
  Subject to the terms of this Agreement and the Interim Order, KML agrees to convene and conduct the KML Shareholders' Meeting in accordance with its constating documents and applicable Laws and the Interim Order, and agrees not to propose to adjourn or postpone the meeting without the prior consent of Pembina, acting reasonably:

  (i)
  except as required for quorum purposes (in which case the meeting shall be adjourned and not cancelled) or by applicable Law or by a Governmental Entity;

  (ii)
  except as permitted under Section 6.4 or Section 7.1(c); or

  (iii)
  except for an adjournment, with prior consent of Pembina (not to be unreasonably withheld) for the purpose of attempting to obtain the requisite approval for the Arrangement Resolution or the Preferred Shareholder Resolution.

  (b)
  Notwithstanding the receipt by KML of a Superior Proposal in accordance with Section 7.1, unless otherwise agreed to in writing by Pembina or this Agreement is terminated in accordance with its terms or except as required by applicable Law or by a Governmental Entity, KML shall continue to take all steps reasonably necessary to hold the KML Shareholders' Meeting and to cause the Arrangement Resolution and the Preferred Shareholder Resolution to be voted on at the KML Shareholders' Meeting and shall not propose to adjourn or postpone the KML Shareholders' Meeting other than as contemplated by Section 2.5(a).

  (c)
  KML shall advise Pembina as reasonably requested, and on a daily basis on each of the last seven business days prior to the date of the KML Shareholders' Meeting, as to the aggregate tally of the proxies and votes received in respect of such meeting and all matters to be considered at such meeting.

  (d)
  KML shall advise Pembina of any written communication received after the date of this Agreement from any securityholder of KML or other Person in opposition to the Arrangement Resolution or the Preferred Shareholder Resolution or any written notice of dissent, purported dissent exercise or withdrawal of Dissent Rights by a holder of KML Restricted Voting Shares, and written communications sent by or on behalf of KML to any such holder exercising or purporting to exercise Dissent Rights.

  (e)
  KML shall not make any payment or settlement offer, or agree to any payment or settlement prior to the Effective Time with respect to the Dissent Rights without the prior written consent of Pembina, acting reasonably.

2.6    Court Proceedings

        KML will provide Pembina and its legal counsel with reasonable opportunity to review and comment upon drafts of all material to be filed with the Court in connection with the Arrangement, including by providing on a timely basis a description of any information required to be supplied by Pembina for inclusion in such material, prior to the service and filing of that material, and will accept the reasonable comments of Pembina and its legal counsel with respect to any such information required to be supplied by Pembina and included in such material and any other matters contained therein. KML will ensure that all material filed with the Court in connection with the Arrangement is consistent in all material respects with the terms of this Agreement and the Plan of Arrangement. In addition, KML will not object to legal counsel to Pembina making submissions on the application for the Interim Order and the application for the Final Order as such counsel considers appropriate, provided such submissions are consistent with this Agreement and the Plan of Arrangement. KML will also provide legal counsel to Pembina on a timely basis with copies of any notice and evidence served on KML or its legal counsel in respect of the application for the Interim Order or Final Order or any appeal therefrom. Subject to applicable Laws, KML will not file any material with, or make any submissions to, the Court in connection with the Arrangement or serve any such material, and will not agree to modify or amend materials so filed or served, except as contemplated hereby or with Pembina's prior written consent, such consent not to be unreasonably withheld or delayed; provided that nothing herein shall require Pembina to agree or consent to any increased purchase price or other consideration or other modification or amendment to such filed or served materials that expands or increases Pembina's obligations set forth in any such filed or served materials or under this Agreement. KML shall oppose any proposal from any Person that would result in the Interim Order or Final Order containing any provision that is inconsistent with this Agreement. Subject to the terms of this Agreement, Pembina shall use commercially reasonable efforts cooperate with and assist KML in seeking the Interim Order and the Final Order, including by providing to KML, on a timely basis, any information reasonably required to be supplied by Pembina in connection therewith.

2.7    KML Awards

        The Parties acknowledge that the Arrangement will result in a "change in control" under the KML RSU Plans and, other than in respect of payments to be made in respect of KML Awards as set forth in the KML Disclosure Letter or as otherwise set forth in the KML Disclosure Letter, there is no accelerated vesting or payout of any awards or any other securities of KML nor are there any change of control, severance, separation or similar payments triggered under any executive employment or change of control agreements applicable to any officers, employees, consultants or directors of KML or any of its Subsidiaries as a result of the completion of the Arrangement. KML confirms that, in accordance with the relevant provisions of the KML RSU Plans, the KML Board has approved accelerated vesting of all KML Awards, and all outstanding KML Awards shall be settled in cash or KML Restricted Voting Shares, as determined by the KML Board in accordance with the KML RSU Plans prior to the Effective Time in the manner set forth in the KML Disclosure Letter.

        KML shall be exclusively responsible for any withholding obligations of Taxes pursuant to the Tax Act or other applicable Laws from any amounts paid in connection with the settlement of any KML Awards (whether pursuant to this Section 2.7 or otherwise) or otherwise paid in respect of obligations to KML Employees, and KML shall deliver the consideration for the foregoing net of such amounts to KML Employees and holders of KML Awards, as applicable. Any such amounts deducted, withheld and remitted by KML will be treated for all purposes under this Agreement as having been paid to the KML Employees and holders of KML Awards, as applicable, in respect of which such deduction, withholding and remittance was made; provided that such deducted and withheld amounts are actually remitted to the appropriate Tax authority.

2.8    Effective Date

        The Arrangement shall become effective at the Effective Time. Upon issuance of the Final Order and subject to the satisfaction or waiver of the conditions precedent in Article 6, each of the Parties shall, as soon as practicable, execute and deliver such closing documents and instruments and KML shall proceed to file the Articles of Arrangement, the Final Order and such other documents as may be required to give effect to the Arrangement with the Registrar pursuant to Section 193 of the ABCA no later than the fourth business day following the satisfaction or waiver of such conditions precedent (other than the conditions precedent that by their terms are to be satisfied as of the Effective Date) or such other date as agreed to in writing by Pembina and KML, whereupon the transactions comprising the Arrangement shall occur and shall be deemed to have occurred in the order set out therein without any further act or formality.

2.9    Tax Matters

        Pembina and KML shall be entitled to deduct and withhold from any amount otherwise payable to any KML Shareholder or KML Preferred Shareholder and, for greater certainty, from any amount payable to a KML Shareholder or KML Preferred Shareholder who has validly exercised, and not withdrawn, Dissent Rights, as the case may be, under the Plan of Arrangement such amounts as Pembina or KML, as the case may be, is required or reasonably believes is required to deduct and withhold from such consideration in accordance with applicable Laws. Any such amounts will be deducted, withheld and remitted from the consideration payable pursuant to the Plan of Arrangement and shall be treated for all purposes as having been paid to the KML Shareholder or the KML Preferred Shareholder, as the case may be, in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate Governmental Entity.

        Provided that the Preferred Share Condition is satisfied, the Parties intend (a) that the Arrangement shall qualify as a reorganization within the meaning of Section 368(a) of the U.S. Tax Code, and (b) that this Agreement shall constitute a plan of reorganization for such purposes.

2.10    Shareholder Communications

        Each Party agrees to co-operate with the other Party and, if requested by the other Party, participate in presentations to securityholders of KML or other stakeholders of KML, as applicable, regarding the Arrangement. Each Party shall seek prior consent of the other Party, such consent not to be unreasonably withheld or delayed, prior to the making of any presentations regarding the Arrangement and shall promptly advise, consult and co-operate with the other Party in issuing any press releases or otherwise making public statements with respect to this Agreement or the Arrangement and in making any filing with any Governmental Entity or with any stock exchange, including the Exchanges, with respect thereto. Each Party shall use commercially reasonable efforts to enable the other Party to review and comment on all such press releases and filings prior to the release or filing thereof; provided, however, that the foregoing shall be subject to such Party's overriding obligation to make disclosure in accordance with applicable Laws, and if such disclosure is required and the other Party has not reviewed or commented on the disclosure, such Party shall use commercially reasonable efforts to give prior oral or written notice to the other Party, and if such prior notice is not possible, to give such notice immediately following the making of such disclosure or filing. For the avoidance of doubt, nothing in this Section 2.10 shall require a notice by KML or its affiliates to Pembina or Pembina's prior consent in connection with, or prevent KML or any of its affiliates from, (a) issuing any press releases or otherwise making public statements with respect to this Agreement or the Arrangement, or (b) making internal announcements or presentations to employees and having discussions with their respective securityholders, financial analysts or other stakeholders, in each case so long as such statements and announcements are consistent with the press releases, public disclosures or public statements previously made by the Parties.

2.11    U.S. Securities Laws

        The Parties agree that the Arrangement will be carried out with the intention that, and will use their reasonable best efforts to ensure that, the issuance of Pembina Common Shares to holders of KML Restricted Voting Shares and holders of Class B Units and, if applicable, the issuance of Pembina Exchange Preferred Shares to KML Preferred Shareholders under the Arrangement will qualify for the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) of the U.S. Securities Act. Therefore, each Party agrees to act in good faith, consistent with the intent of the Parties and the intended treatment of the Arrangement as set forth in this Section 2.11. In order to ensure the availability of the exemption under Section 3(a)(10) of the U.S. Securities Act and to facilitate Pembina's compliance with other U.S. Securities Laws, the Parties agree that the Arrangement will be carried out on the following basis: (a) the Court will be asked to approve the procedural and substantive fairness of the terms and conditions of the Arrangement; (b) prior to the issuance of the Interim Order, the Court will be advised of the intention of the Parties to rely on the exemption provided by Section 3(a)(10) of the U.S. Securities Act with respect to the issuance of Pembina Common Shares to holders of KML Restricted Voting Shares and holders of Class B Units and, if applicable, the issuance of Pembina Exchange Preferred Shares to KML Preferred Shareholders pursuant to the Arrangement, based on the Court's approval of the Arrangement; and (c) the Court will be advised prior to the hearing that its approval of the Arrangement will be relied upon as a determination that the Court has satisfied itself as to the procedural and substantive fairness of the terms and conditions of the Arrangement to all Persons who are entitled to receive Pembina Common Shares and, if applicable, Pembina Exchange Preferred Shares pursuant to the Arrangement.

2.12    Adjustment to Exchange Ratio

        Notwithstanding anything in this Agreement to the contrary, if, between the date of this Agreement and the Effective Time, the issued and outstanding Pembina Common Shares shall have been changed into a different number of shares by reason of any split or consolidation of the issued and outstanding Pembina Common Shares, then the Exchange Ratio to be paid per KML Restricted Voting Share and each Class B Unit shall be appropriately adjusted to provide to holders of KML Restricted Voting Shares and holders of Class B Units the same economic effect as contemplated by this Agreement and the Arrangement prior to such action and as so adjusted shall, from and after the date of such event, be the Exchange Ratio.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF PEMBINA

3.1    Representations and Warranties

        Except as disclosed in the applicable section or subsection of the Pembina Disclosure Letter (it being understood that any information set forth in one section or subsection of the Pembina Disclosure Letter shall be deemed to apply to and qualify the representation and warranty set forth in this Agreement to which it corresponds in number and each other representation and warranty set forth in Schedule D hereto for which it is reasonably apparent on its face that such information is relevant to such other section), Pembina hereby makes to KML the representations and warranties set forth in Schedule D hereto and acknowledges that KML is relying upon such representations and warranties in connection with the entering into of this Agreement and the carrying out of the Arrangement.

3.2    Investigation

        Any investigation by KML and its Representatives shall not mitigate, diminish or affect the representations and warranties of Pembina pursuant to this Agreement.

3.3    Survival of Representations and Warranties

        The representations and warranties of Pembina contained in this Agreement shall expire and be terminated on the earlier of the Effective Date and the date on which this Agreement is terminated, provided that such termination of this Agreement shall not affect any claim arising from a fraudulent, wilful or intentional prior breach of any such representations or warranties.

3.4    Disclaimer of Additional Representations and Warranties

        KML agrees and acknowledges that, except as expressly set forth in Schedule D, neither Pembina nor any other Persons on behalf of Pembina makes any representation or warranty, express or implied, at Law or in equity, with respect to Pembina and any such other representations or warranties are expressly disclaimed. Without limiting the generality of the foregoing, Pembina expressly disclaims any representation or warranty that is not set forth in Schedule D.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF KML

4.1    Representations and Warranties

        Except as disclosed in the applicable section or subsection of the KML Disclosure Letter (it being understood that any information set forth in one section or subsection of the KML Disclosure Letter shall be deemed to apply to and qualify the representation and warranty set forth in this Agreement to which it corresponds in number and each other representation and warranty set forth in Schedule E hereto for which it is reasonably apparent on its face that such information is relevant to such other section), KML hereby makes to Pembina the representations and warranties set forth in Schedule E hereto, and acknowledges that Pembina is relying upon such representations and warranties in connection with the entering into of this Agreement and the carrying out of the Arrangement.

4.2    Investigation

        Any investigation by Pembina and its Representatives shall not mitigate, diminish or affect the representations and warranties of KML pursuant to this Agreement.

4.3    Survival of Representations and Warranties

        The representations and warranties of KML contained in this Agreement shall expire and be terminated on the earlier of the Effective Date and the date on which this Agreement is terminated, provided that such termination of this Agreement shall not affect any claim arising from a fraudulent, wilful or intentional prior breach of any such representations or warranties.

4.4    Disclaimer of Additional Representations and Warranties

        Pembina agrees and acknowledges that, except as expressly set forth in Schedule E, neither KML nor any other Persons on behalf of KML makes any representation or warranty, express or implied, at Law or in equity, with respect to KML and any such other representations or warranties are expressly disclaimed. Without limiting the generality of the foregoing, KML expressly disclaims any representation or warranty that is not set forth in Schedule E.

ARTICLE 5
COVENANTS AND ADDITIONAL AGREEMENTS

5.1    Covenants of Pembina

        Pembina covenants and agrees that during the period from the date of this Agreement until the earlier of the Effective Date and the time that this Agreement is terminated in accordance with its terms, unless otherwise (i) consented to in writing by KML (such consent to be subject to applicable Law and not be unreasonably withheld, conditioned or delayed); (ii) required by applicable Laws; (iii) required or expressly permitted or specifically contemplated by this Agreement or the Arrangement; or (iv) set forth in the Pembina Disclosure Letter:

  (a)
  except as may be necessary in situations of emergency to preserve life, property or the environment, the business of Pembina and its Subsidiaries shall be conducted only in, and Pembina and its Subsidiaries shall not take any action except in, the ordinary course of business and consistent with past practice, and Pembina shall use all commercially reasonable efforts to maintain and preserve its and their business organization, assets, employees and advantageous business relationships; provided, however, that this Section 5.1(a) shall not restrict Pembina or any Subsidiary of Pembina from resolving to, or entering into or performing any contract, agreement, commitment or arrangement with respect to, the acquisition (subject to Section 5.1(c)(ii)), disposition (subject to Section 5.1(c)(i)), or use of, or the building or construction of any assets or properties relating to the Relevant Business of Pembina or of the ownership interests in any Person engaged in the Relevant Business of Pembina in any manner (other than a disposition of a material Subsidiary of Pembina), including other than in the usual and ordinary course consistent with past practices, and provided that the doing of any such thing does not have a Material Adverse Effect on Pembina and its Subsidiaries, taken as a whole;

  (b)
  Pembina shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

  (i)
  except in connection with any issuance of Pembina Class A Preferred Shares, Pembina Class B Preferred Shares or hybrid securities, amend Pembina's constating documents or amend in any material respects the constating documents of any of its Subsidiaries;

  (ii)
  except in relation to internal transactions solely involving Pembina and its Subsidiaries or solely among such Subsidiaries, declare, set aside or pay any dividend or other distribution or payment in cash, shares or property in respect of its shares owned by any Person, except monthly dividends to holders of Pembina Common Shares and dividends to holders of Pembina Class A Preferred Shares in the amounts set forth in the articles of Pembina;

  (iii)
  issue, grant, sell or agree to issue, grant or sell any shares of Pembina or any of its Subsidiaries, or securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, shares of Pembina or any of its Subsidiaries with a value in the aggregate exceeding $1.0 billion, other than as required pursuant to the terms attaching to any of Pembina's outstanding securities and new grants of Pembina Options;

  (iv)
  except as allowed pursuant to the terms attaching to any Pembina Class A Preferred Shares, amend the terms of or reclassify any of its securities;

  (v)
  adopt a plan of liquidation or resolutions providing for the liquidation, dissolution, merger, consolidation or reorganization of Pembina or any of its Subsidiaries; or

  (vi)
  authorize, agree, resolve, commit or propose any of the foregoing, or enter into, modify or terminate any contract, agreement, commitment or arrangement with respect to any of the foregoing;

  (c)
  Pembina shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

  (i)
  sell, pledge, dispose of or encumber any assets of Pembina or any of its Subsidiaries with a value individually or in the aggregate exceeding $2.0 billion (other than any security interests required to be provided in connection with Pembina's credit facilities, any project financing, the assumption by Pembina of the KML Credit Facilities or in connection with any transactions solely involving Pembina and its Subsidiaries);

  (ii)
  acquire (by merger, amalgamation, consolidation or acquisition of shares or assets) any corporation, partnership or other business organization or division thereof or make any investment either by purchase of shares or securities, contributions of capital (other than to wholly-owned Subsidiaries of Pembina) or purchase of any property or assets of any other individual or entity with a value individually or in the aggregate exceeding $2.0 billion;

  (iii)
  waive, release, grant or transfer any rights of material value or modify or change any existing license, lease, contract or other document which is material to the business of

      Pembina and its Subsidiaries, taken as a whole, other than in the ordinary course of business consistent with past practice; or

    (iv)
    authorize, agree, resolve, commit or propose any of the foregoing, or enter into or modify any contract, agreement, commitment or arrangement to do any of the foregoing;

  (d)
  Pembina will make all necessary filings and applications under applicable Laws, including Canadian Securities Laws and U.S. Securities Laws, required to be made on the part of Pembina in connection with the transactions contemplated herein and shall take all reasonable actions necessary to be in compliance with such applicable Laws;

  (e)
  Pembina shall apply to list the Pembina Common Shares issuable or to be made issuable pursuant to the Arrangement on the Exchanges and, if applicable, the Pembina Exchange Preferred Shares on the TSX and shall use its commercially reasonable efforts to obtain approval, subject to customary conditions, for the listing of such Pembina Common Shares on the Exchanges and, if applicable, such Pembina Exchange Preferred Shares on the TSX;

  (f)
  Pembina shall not take any action that would render, or may reasonably be expected to render, any representation or warranty made by Pembina or on behalf of any of its Subsidiaries in this Agreement untrue in any material respect; and

  (g)
  Pembina shall prepare and furnish to KML the Pembina Information and shall ensure that, as of the date the KML Proxy Circular is first mailed to the KML Shareholders and the KML Preferred Shareholders and the date of any KML Shareholders' Meeting, the Pembina Information shall (i) be complete and correct in all material respects and not contain any Misrepresentations, and (ii) comply in all material respects with all applicable Laws. Pembina shall promptly correct any Pembina Information which shall have become false or misleading at any time prior to the KML Shareholders' Meeting.

5.2    Covenants of KML

        KML covenants and agrees that during the period from the date of this Agreement until the earlier of the Effective Date and the time that this Agreement is terminated in accordance with its terms, unless otherwise (i) consented to in writing by Pembina (such consent to be subject to applicable Law and not be unreasonably withheld, conditioned or delayed); (ii) required by applicable Laws; (iii) required or expressly permitted or specifically contemplated by this Agreement or the Arrangement; or (iv) set forth in the KML Disclosure Letter:

  (a)
  except as may be necessary in situations of emergency to preserve life, property or the environment, the business of KML and its Subsidiaries shall be conducted only in, and KML and its Subsidiaries shall not take any action except in, the ordinary course of business and consistent with past practice (which, for greater certainty includes resolving to, or entering into or performing any contract, agreement, commitment or arrangement with respect to, the acquisition (subject to Section 5.2(c)(ii)), disposition (subject to Section 5.2(c)(i) and (vii)), or use (subject to Section 5.2(c)(vii)) of, or the building or construction (subject to Section 5.2(d)) of, any assets or properties relating to the Purchased Business), KML shall use all commercially reasonable efforts to maintain and preserve its and its Subsidiaries' business organization, assets, employees and advantageous business relationships and KML shall undertake any actions agreed to in writing with Pembina;

  (b)
  KML shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

  (i)
  amend KML's constating documents or the constating documents (including any joint venture or similar agreement in respect thereof) of any of its Subsidiaries;

    (ii)
    declare, set aside or pay any dividend or other distribution or payment in cash, shares or property in respect of its securities owned by any Person, except (A) regular quarterly dividends to holders of KML Restricted Voting Shares in an amount not to exceed $0.1625 per KML Restricted Voting Share per quarter and equivalent quarterly distributions to be paid on Class B Units, (B) regular quarterly dividends to holders of KML Preferred Shares in the amounts set forth in the articles of KML, and (C) in relation to internal transactions solely involving KML and its Subsidiaries or among such Subsidiaries in the ordinary course of business and consistent with past practice;

    (iii)
    issue, grant, sell or pledge or agree to issue, grant, sell or pledge any shares or securities of KML or any of its Subsidiaries, or securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, shares or securities of KML or any of its Subsidiaries, except KML Restricted Voting Shares issuable pursuant to the terms of outstanding KML Awards outstanding on the date hereof on the terms set forth in the KML Disclosure Letter and related issuance of securities solely among KML's Subsidiaries (and, for greater certainty, KML's dividend reinvestment plan and the distribution reinvestment program of the Limited Partnership shall remain suspended);

    (iv)
    split, consolidate, redeem, purchase or otherwise acquire any of the outstanding shares or other securities of KML or any of its Subsidiaries;

    (v)
    amend the terms of any of the securities of KML or any of its Subsidiaries;

    (vi)
    adopt a plan of liquidation or resolutions providing for the liquidation, dissolution, merger, consolidation or reorganization of KML or any of its Subsidiaries;

    (vii)
    complete any reorganization of the corporate structure, business, operations or assets of KML or any of its Subsidiaries, except for the transactions contemplated by the Plan of Arrangement; or

    (viii)
    authorize, agree, resolve, commit or propose any of the foregoing, or enter into, modify or terminate any contract, agreement, commitment or arrangement with respect to any of the foregoing, except as permitted above;

  (c)
  KML shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

  (i)
  sell, pledge, dispose of or encumber any assets of KML or any of its Subsidiaries with a value individually or in the aggregate exceeding $10.0 million;

  (ii)
  acquire (by merger, amalgamation, consolidation, acquisition of shares or assets or otherwise) any corporation, partnership or other business organization or division thereof or make any investment either by purchase of shares or securities, contributions of capital (other than to wholly owned Subsidiaries of KML) or purchase of any property or assets of any other individual or entity, except in each case (A) pursuant to KML's capital budget (a copy of which is included in the KML Disclosure Letter), and (B) with a value individually or in the aggregate not exceeding $10.0 million;

  (iii)
  incur any indebtedness for borrowed money or any other liability or obligation, issue any debt or hybrid securities, assume, guarantee, endorse or otherwise become responsible for, the obligations of any other Person, or make any loans or advances to any Person, except in each (A) case pursuant to capital expenditures pursuant to KML's capital budget (a copy of which is included in the KML Disclosure Letter); or (B) any incurrence of indebtedness not in excess of $5.0 million;

    (iv)
    extend the maturity of any indebtedness for borrowed money or any other liability or obligation, including bankers' acceptances, except those which are not material and which arise in the ordinary course of business consistent with past practice;

    (v)
    settle, pay, discharge or satisfy any claims, liabilities or obligations (including any regulatory investigation) which are (A) material to the Purchased Business, other than the payment, discharge or satisfaction, in the ordinary course of business consistent with past practice, of liabilities reflected or reserved against in KML's most recently publicly available financial statements as of the date hereof or incurred in the ordinary course of business consistent with past practice, or (B) brought by any present, former or purported holder of its securities (in such Person's capacity as such) in connection with the transactions contemplated by this Agreement or the Arrangement prior to the Effective Date;

    (vi)
    waive, release or relinquish, or authorize or propose to do so, any contractual right which is material to the Purchased Business;

    (vii)
    waive, release, grant or transfer any rights of material value, or enter into, modify, amend or change any existing license, agreement, lease, contract or other document which is material to the Purchased Business (including, for greater certainty, any joint venture or similar agreement in respect thereof), other than in the ordinary course of business consistent with past practice;

    (viii)
    enter into or terminate any hedges, swaps or other financial instruments or similar transaction; or

    (ix)
    authorize, agree, resolve, commit or propose to do any of the foregoing, or enter into or modify any contract, agreement, commitment or arrangement to do any of the foregoing;

  (d)
  except for the aggregate amount and for the specified purposes set forth in KML's capital budget (a copy of which is included in the KML Disclosure Letter), and except for capital expenditures necessary to address emergencies or other urgent matters involving actual or potential loss or damage to property, or threats to human safety or the environment, KML and its Subsidiaries shall not, prior to the Effective Date, incur or commit to incur capital expenditures with a value individually or in the aggregate exceeding $10.0 million;

  (e)
  KML shall use its commercially reasonable efforts (taking into account insurance market conditions and offerings and industry practices) to cause its and its Subsidiaries' current insurance (or re-insurance) policies, including directors' and officers' insurance, not to be cancelled or terminated or any of the coverage thereunder to lapse, except where such cancellation, termination or lapse would not individually or in the aggregate be material to KML or any of its Subsidiaries, unless simultaneously with such termination, cancellation or lapse, replacement policies underwritten by insurance or re-insurance companies of nationally recognized standing having comparable deductibles and providing coverage equal to or greater than the coverage under the cancelled, terminated or lapsed policies for substantially similar premiums are in full force and effect;

  (f)
  KML will deliver to Pembina, as soon as they become available, true and complete copies of any KML Disclosure Document required to be filed by KML or any of its Subsidiaries with any Governmental Entity subsequent to the date hereof;

  (g)
  KML shall not, and shall not permit any of its Subsidiaries to:

  (i)
  file any amended Tax Returns;

    (ii)
    change in any material respect any of its methods of reporting income or deductions for accounting or income tax purposes from those employed in the preparation of its income tax return for the taxation year ending December 31, 2018, except as may be required by applicable Law;

    (iii)
    make or revoke any material election relating to Taxes;

    (iv)
    settle, compromise or agree to the entry of judgment with respect to any proceeding relating to Taxes except for any settlement, compromise or agreement that is not material to KML;

    (v)
    file any Tax Return other than in accordance with past practice;

    (vi)
    enter into any Tax sharing agreement;

    (vii)
    consent to any extension or waiver of any limitation period with respect to Taxes; or

    (viii)
    make a request for a Tax ruling to any Governmental Entity.

  (h)
  KML shall continue to withhold from each payment to be made to any of its present or former employees (which includes officers) and directors and to all other Persons including all Persons who are non-residents of Canada for the purposes of the Tax Act, all amounts that are required to be so withheld by any applicable Laws and KML shall remit such withheld amounts to the proper Governmental Entity within the times prescribed by such applicable Laws;

  (i)
  KML shall conduct itself so as to keep Pembina fully informed as to the material decisions or actions required or required to be made with respect to the operations of the Purchased Business; provided that such disclosure is not otherwise prohibited by reason of a confidentiality obligation owed to a third party or otherwise prevented by applicable Law or is in respect to customer-specific or competitively sensitive information;

  (j)
  KML shall promptly notify Pembina in writing of any material change in the business operations, results of operations, properties, assets, liabilities, or financial condition of the Purchased Business;

  (k)
  KML will make all necessary filings and applications under applicable Laws, including applicable Canadian Securities Laws and U.S. Securities Laws, required to be made on the part of KML in connection with the transactions contemplated herein and shall take all commercially reasonable action necessary to be in compliance with such applicable Laws;

  (l)
  KML shall ensure that it has available funds to permit the payment of any amount that may become payable under Article 8, having regard to its other liabilities and obligations, and shall take all such actions as may be necessary to ensure that it maintains such availability to ensure that it is able to pay such amount if and when required;

  (m)
  KML shall use commercially reasonable efforts to obtain resignations and mutual releases (in a form satisfactory to Pembina, acting reasonably) from each of the directors and officers of KML and its Subsidiaries as requested by Pembina, to be effective at the Effective Time;

  (n)
  KML shall use commercially reasonable efforts provide Pembina with such assistance as may be reasonably required in connection with the application for conditional approval of the listing of the Pembina Common Shares issuable under the Arrangement on the Exchanges and, if applicable, the Pembina Exchange Preferred Shares issuable under the Arrangement on the TSX; and

  (o)
  KML shall not agree, resolve, commit or undertake, or enter into or modify any contract, agreement, commitment or arrangement to, do any of the matters prohibited in this Section 5.2.

        Nothing in this Agreement is intended to or shall result in Pembina exercising material influence over the operations of KML or any of its Subsidiaries, particularly in relation to operations in which the Parties compete or would compete, but for this Agreement, with each other, prior to the Effective Date.

5.3    Covenants Regarding Employment and Benefits Matters

(a)
KML covenants and agrees that during the period from the date of this Agreement until the earlier of the Effective Date and the time that this Agreement is terminated in accordance with its terms, unless otherwise (i) consented to in writing by Pembina (such consent to be subject to applicable Law and not be unreasonably withheld, conditioned or delayed); (ii) required by applicable Laws; (iii) required or expressly permitted or specifically contemplated by this Agreement or the Arrangement; or (iv) set forth in the KML Disclosure Letter:

(i)
except as provided in Section 2.7, KML shall not, and the KML Board and its committees shall not, use any discretion which may be available to them under the terms of the KML RSU Plans, or any KML Awards granted thereunder, to accelerate the vesting of any KML Awards granted pursuant to the KML RSU Plans and all payouts of KML Awards granted pursuant to the KML RSU Plans shall be determined in accordance with Section 2.7 hereof;

(ii)
KML shall not, and shall cause each of its Subsidiaries not to:

(A)
issue, award or grant any KML Awards or any securities or other instruments or equity-based compensation providing similar benefits;

(B)
except as may be required pursuant to existing employment, collective bargaining, pension, supplemental pension or termination policies or agreements (each of which are in writing and copies of which have been provided to Pembina prior to the date hereof), (i) grant, accelerate, increase or otherwise amend any payment, award, compensation or other benefit payable in any form to any officer, director, consultant or employee, (ii) make or agree to make any loan to any officer, director, consultant or employee, (iii) grant, accelerate, increase or otherwise amend the amount, value or terms of any change of control, severance, separation, retention or termination pay to, or enter into any employment, change of control, severance, retention or termination agreement with any officer, director, consultant or employee of KML or any of its Subsidiaries, or (iv) take or propose any action to effect any of the foregoing;

(C)
grant any general salary increases;

(D)
make any payment to any director, officer, consultant or employee outside of their ordinary and usual compensation for services provided; or

(E)
enter into or modify any employment agreement with any officer, director or other employees of KML or of any of its Subsidiaries or enter into any agreements with any consultants that are not terminable without payment or penalty with 30 days or less notice;

(F)
adopt any additional benefit or similar plans which would be considered to be a KML Employee Plan once created;

(G)
amend, terminate, or except in the ordinary course of business and consistent with past practice make any contribution to, any KML Employee Plan; or

    (H)
    enter into, amend or modify any union recognition agreement, collective bargaining or other union or employee association agreement;

(b)
Following the Effective Date, Pembina covenants and agrees to recognize, or cause KML to recognize, each KML Employee's past service with KML or any of its Subsidiaries and any previously recognized service with any predecessor of KML or any of its Subsidiaries, including for the purposes of determining eligibility for any entitlements to vacation, notice of termination (or pay in lieu thereof), severance, benefit plans, retirement plans and pensions plans;

(c)
Following the Effective Date, Pembina shall be responsible for, or cause KML or its relevant Subsidiary to be responsible for, all liabilities and obligations relating to the employment of the KML Employees or the termination thereof, including liabilities with respect to notice of termination (or pay in lieu thereof) and severance.

5.4    Mutual Covenants

        Each of the Parties covenants and agrees that during the period from the date of this Agreement until the earlier of the Effective Date and the time that this Agreement is terminated in accordance with its terms:

  (a)
  subject to the terms and conditions of this Agreement (including Section 5.4(d)), it shall use its commercially reasonable efforts to, and shall cause its Subsidiaries to use their commercially reasonable efforts to, satisfy (or cause the satisfaction of) the conditions precedent to its obligations hereunder as set forth in Article 6 and to take, or cause to be taken, all other actions and to do, or cause to be done, all other things necessary, proper or advisable under and in accordance with all applicable Laws to complete and give effect to the Arrangement as soon as reasonably practicable, including using its commercially reasonable efforts to promptly:

  (i)
  obtain all necessary waivers, consents and approvals required to be obtained by it from parties to loan agreements, leases and other contracts;

  (ii)
  obtain all necessary exemptions, consents, approvals and authorizations as are required to be obtained by it under all applicable Laws;

  (iii)
  defend all lawsuits or other legal, regulatory or other proceedings against it (or if applicable, its directors or officers) challenging or affecting the Arrangement or this Agreement, and oppose, lift or rescind any injunction or restraining order or other order or action seeking to stop, or otherwise adversely affecting the ability of the Parties to consummate, the Arrangement;

  (iv)
  fulfill all conditions and satisfy all provisions of this Agreement and the Arrangement, including delivery of the certificates of their respective officers contemplated by Section 6.2 and Section 6.3; and

  (v)
  carry out the terms of the Interim Order and the Final Order applicable to it and comply with all requirements imposed by applicable Laws on it or its Subsidiaries with respect to this Agreement or the Arrangement;

  (b)
  it shall cooperate with the other Party in connection with the performance by it and its Subsidiaries of their obligations under this Section 5.4, including providing regular status updates on its progress in obtaining any Regulatory Approval to the other Party as and when requested by the other Party, and permitting the other Party and its legal counsel a reasonable opportunity to review in advance, and to provide comments on, any proposed communications of any nature with a Governmental Entity, which comments shall be considered and given due regard;

  (c)
  it shall use commercially reasonable efforts to, and shall cause its Subsidiaries to use commercially reasonable efforts to, satisfy (or cause the satisfaction of) the condition precedent set forth in Section 6.1(d) and Section 6.1(e), including, subject to Section 5.4(d), using commercially reasonable efforts to:

  (i)
  obtain all Regulatory Approvals;

  (ii)
  cooperate fully with the other Party and such other Party's legal counsel, recognizing that certain competitively sensitive information may be exchanged only on an external counsel-only basis and in accordance with the Confidentiality Agreement and any other subsequent written agreement that addresses confidentiality between the Parties;

  (iii)
  as promptly as possible, but in any event within 15 business days of the date hereof, unless otherwise mutually agreed to in writing, make all necessary notifications or applications in respect of Regulatory Approvals, including (A) the notification required under subsection 114(1) of the Competition Act (and Pembina shall also file with the Commissioner a request for an advance ruling certificate or, in lieu thereof, a no-action letter either prior to or simultaneously with the submission of its notification), and (B) the notification under subsection 53.1(1) and 53.1(2) of the CTA, and the Parties shall supply as promptly as practicable any additional information or documentary materials that may be required or as the Parties or their legal counsel agree may be advisable pursuant to the Competition Act, the CTA or any similar Laws;

  (iv)
  certify completeness of its response to any supplementary information request received under subsection 114(2) of the Competition Act, in respect of the Arrangement as promptly as practicable after the date of issuance of any such supplementary information request or second request, as applicable, but in no event later than 90 days after such issuance, unless otherwise mutually agreed to in writing, and to take all actions necessary to assert, defend and support its certification of the completeness of its response to such supplementary information request or second request;

  (v)
  respond promptly to all requests for information made by a Governmental Entity in respect of obtaining a Regulatory Approval; and

  (vi)
  prepare and file, as promptly as practicable, all documentation to effect all necessary notices, reports and other filings and to obtain as promptly as practicable all consents, registrations, approvals, and authorizations in respect of the Regulatory Approvals;

  (d)
  nothing in this Section 5.4 shall require Pembina or any of its Subsidiaries to offer, agree or consent to sell, assign, license, hold separate, restrict, impair, terminate or take any other action (individually, and collectively, a "Regulatory Action"), before or after the Effective Date, with respect to any assets or businesses, or interests in any assets or businesses, of the Purchased Business or KML or Pembina, or any of their respective Subsidiaries, as applicable and as the case may be, including agreeing and consenting to (i) restrictions on, or impairment of, its ability to own, manage, operate, or otherwise exercise full ownership rights of, any assets or businesses, or interest in any assets or businesses, or (ii) the creation of, termination or amendment of relationships, contractual rights, obligations, licenses, ventures or other arrangements, with respect to, before or after the Effective Date, any assets or businesses, or interests in any assets or businesses, of any Party or any of its respective Subsidiaries; provided that, notwithstanding the foregoing in this Section 5.4(d), in connection with obtaining the Competition Act Approval by no later than the Outside Date, Section 5.4(a), Section 5.4(c) and this Section 5.4(d) shall require Pembina to take any Regulatory Action with respect to any assets or businesses, or interests in any assets or businesses, of Pembina, KML or any of their respective Subsidiaries, as applicable and as the case may be, to the extent that any such Regulatory Action (individually or collectively) would not reasonably be expected to be materially adverse to the Purchased Business or Pembina;

  (e)
  except as required by Law, it shall not engage in any meetings or material communications with any Governmental Entity in relation to the Key Regulatory Approvals or the Arrangement, without legal counsel for the other Party being advised of same, and having been given the opportunity to participate in such meetings or communications, and in any event shall immediately notify and provide copies to the other Party's legal counsel of any communications to or from a Governmental Entity in relation to the Arrangement;

  (f)
  subject to Section 5.4(d), it shall not wilfully or intentionally take any action, refrain from taking any action or permit any action to be taken or not taken, which is inconsistent with this Agreement or which would or would reasonably be expected to cause any condition set forth in Article 6 not to be satisfied or otherwise significantly impede the consummation of the Arrangement, or that will have, or which would reasonably be expected to have, the effect of materially delaying, impairing or impeding the granting of the Regulatory Approvals;

  (g)
  except for non-substantive communications with securityholders or documents filed by KML on SEDAR or publicly with the SEC, and subject to its obligations under Section 2.10, it shall furnish promptly to the other Party or its legal counsel, a copy of each notice, report, schedule or other document delivered, filed or received by it in connection with: (i) the Arrangement; (ii) any filings under applicable Laws in connection with the transactions contemplated hereby; and (iii) any dealings with Governmental Entities in connection with the transactions contemplated hereby; and

  (h)
  it shall promptly notify the other Party in writing of any material complaints, investigations or hearings (or communications indicating that the same may be contemplated) by any Governmental Entity or third party relating to the transactions contemplated herein.

5.5    Access to Information; Confidentiality

        From the date hereof until the earlier of the Effective Date and the termination of this Agreement, KML shall, and shall cause its Subsidiaries and Representatives to, subject to all applicable Laws and any confidentiality obligations owed by KML to a third party or in respect to customer-specific or competitively sensitive information and in accordance with the Confidentiality Agreement and any other subsequent written agreement that addresses confidentiality between the Parties, afford to Pembina and the Representatives of Pembina reasonable access at all reasonable times to their officers, employees, agents, properties, books, records and contracts (but which shall not include any right of Pembina's Representatives to attend KML's regular operations meetings), and shall furnish Pembina with all data and information as Pembina may reasonably request, subject to any confidentiality obligations owed by KML to a third party, in respect to customer-specific or competitively sensitive information, the conditions contained in the Confidentiality Agreement and any other subsequent written agreement that addresses confidentiality between the Parties, in order to permit Pembina to be in a position to expeditiously and efficiently continue the businesses and operations of Pembina and its Subsidiaries and KML and its Subsidiaries immediately upon, but not prior to, the Effective Date.

5.6    Insurance and Indemnification

(a)
Pembina agrees that it will maintain in effect, or will cause KML or its successors to maintain in effect, without any reduction in scope or coverage for six years from the Effective Time customary policies of directors' and officers' liability insurance providing protection comparable to the current protection provided by the policies maintained by KML and its Subsidiaries as are in effect immediately prior to the Effective Time and providing coverage on a "trailing" or "run-off" basis for all present and former directors and officers of KML with respect to claims arising from facts or events which occurred prior to the Effective Time. Furthermore, prior to the Effective Time, KML may, in the alternative, with the consent of Pembina, not to be unreasonably withheld, purchase run-off directors' and officers' liability insurance for a period of up to six years from the Effective Time, and in such event none of Pembina, KML or any successor of KML will have any further obligation under this Section 5.6(a).

(b)
Pembina agrees that all rights to indemnification or exculpation now existing in favour of present and former officers and directors of KML shall survive completion of the Arrangement and shall continue in full force and effect for a period of not less than six years from the Effective Date. Any right to indemnification pursuant to this Section 5.6 shall not be amended, repealed or otherwise modified at any time in a manner that would adversely affect the rights of such present and former officers and directors of KML as provided herein.

5.7    Privacy Issues

(a)
For the purposes of this Section 5.7, the following definitions shall apply:

(i)
"applicable law" means, in relation to any Person, transaction or event, all applicable provisions of Laws by which such Person is bound or having application to the transaction or event in question, including applicable privacy laws;

(ii)
"applicable privacy laws" means any and all applicable Laws relating to privacy and the collection, use and disclosure of Personal Information in all applicable jurisdictions, including the Personal Information Protection and Electronic Documents Act (Canada) and/or any comparable provincial law including the Personal Information Protection Act (Alberta);

(iii)
"authorized authority" means, in relation to any Person, transaction or event, any (A) federal, provincial, municipal or local governmental body (whether administrative, legislative, executive or otherwise), both domestic and foreign, (B) agency, authority, commission, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, (C) court, arbitrator, commission or body exercising judicial, quasi-judicial, administrative or similar functions, and (D) other body or entity created under the authority of or otherwise subject to the jurisdiction of any of the foregoing, including any stock or other securities exchange, in each case having jurisdiction over such Person, transaction or event; and

(iv)
"Personal Information" means information (other than business contact information when used or disclosed for the purpose of contacting such individual in that individual's capacity as an employee or an official of an organization and for no other purpose) about an identifiable individual disclosed or transferred to Pembina by KML in accordance with this Agreement and/or as a condition of the Arrangement.

(b)
The Parties hereto acknowledge that they are responsible for compliance at all times with applicable privacy laws as such pertain to the collection, use or disclosure of Personal Information disclosed to either Party pursuant to or in connection with this Agreement (the "Disclosed Personal Information").

(c)
Prior to the completion of the Arrangement, neither Party shall use or disclose the Disclosed Personal Information for any purposes other than those related to the performance of this Agreement and the completion of the Arrangement. After the completion of the transactions contemplated herein, a Party may only collect, use and disclose the Disclosed Personal Information for the purposes for which the Disclosed Personal Information was initially collected from or in respect of the individual to which such Disclosed Personal Information relates or for the completion of the transactions contemplated herein, unless (i) either Party shall have first notified such individual of such additional purpose, and where required by applicable law, obtained the consent of such individual to such additional purpose, or (ii) such use or disclosure is permitted or authorized by applicable law without notice to, or consent from, such individual.

(d)
Each Party acknowledges and confirms that the disclosure of the Disclosed Personal Information is necessary for the purposes of determining if the Parties shall proceed with the Arrangement, and that the Disclosed Personal Information relates solely to the carrying on of the business or the completion of the Arrangement.

(e)
Each Party acknowledges and confirms that it has taken and shall continue to take reasonable steps to, in accordance with applicable law, prevent accidental loss or corruption of the Disclosed Personal Information, unauthorized input or access to the Disclosed Personal Information, or unauthorized or unlawful collection, storage, disclosure, recording, copying, alteration, removal, deletion, use or other processing of such Disclosed Personal Information.

(f)
Subject to the following provisions, each Party shall at all times keep strictly confidential all Disclosed Personal Information provided to it, and shall instruct those employees or representatives responsible for processing such Disclosed Personal Information to protect the confidentiality of such information in a manner consistent with the Parties' obligations hereunder. Prior to the completion of the Arrangement, each Party shall take reasonable steps to ensure that access to the Disclosed Personal Information shall be restricted to those employees or representatives of the respective Party who have a bona fide need to access to such information in order to complete the Arrangement.

(g)
Where authorized by applicable law, each Party shall promptly notify the other Party of all inquiries, complaints, requests for access, variations or withdrawals of consent and claims of which the Party is made aware in connection with the Disclosed Personal Information. To the extent permitted by applicable law, the Parties shall fully co-operate with one another, with the persons to whom the Personal Information relates, and any authorized authority charged with enforcement of applicable privacy laws, in responding to such inquiries, complaints, requests for access, variations or withdrawals of consent and claims.

(h)
Upon the expiry or termination of this Agreement, or otherwise upon the reasonable request of either Party, the other Party shall forthwith cease all use of the Disclosed Personal Information acquired by it in connection with this Agreement and will return to the requesting Party or, at the requesting Party's request, destroy in a secured manner, in accordance with applicable law, the Disclosed Personal Information (and any copies thereof) in its possession.

5.8    Rights of First Refusal

(a)
The Parties acknowledge that some of the assets, rights, interests and property of the KML Operating Entities are subject to rights of first refusal, rights of first offer, or other pre-emptive rights of purchase (any such rights, the "Rights of First Refusal") and that the KML Disclosure Letter sets out a complete and accurate list of such assets, rights, interests and property (collectively, the "ROFR Assets") which are triggered by the Arrangement or any of the transactions contemplated herein. The Parties acknowledge and agree as to the value allocated to each of the ROFR Assets (a "ROFR Value") as set forth in the KML Disclosure Letter.

(b)
As soon as practicable following the date hereof, KML shall cause the applicable KML Operating Entities to prepare and to send notices, in the form acceptable to Pembina acting reasonably, and using the applicable ROFR Values set forth in the KML Disclosure Letter, to the Persons holding Rights of First Refusal and shall provide Pembina a copy of all such notices. KML shall promptly notify Pembina upon each Person exercising or waiving a Right of First Refusal or any Right of First Refusal being extinguished.

(c)
In the event a holder of a Right of First Refusal in respect of any ROFR Assets validly exercises such rights but the purchase of such ROFR Assets is not completed on the Effective Date or the holder of the Right of First Refusal has not exercised or waived its Right of First Refusal and the applicable waiting period thereunder has not yet expired prior to the Effective Date, provided that this Agreement is not terminated in accordance with the terms hereof, Pembina shall cause the applicable KML Operating Entity to comply with the terms of the applicable Right of First Refusal from and after the Effective Date and the applicable KML Operating Entity shall be entitled to any proceeds payable in respect of the disposition of such ROFR Asset.

(d)
The entering into of any agreement, or amendment or waiver of an existing agreement, between KML or its Subsidiaries and a counterparty to a Right of First Refusal shall require the prior written approval of Pembina, in its sole and unfettered discretion.

5.9    Replacement of KMI Credit Support

        Pembina shall, or cause its affiliates to, use commercially reasonable efforts to cause the replacement of the Existing Credit Support in favour of the existing beneficiaries therefor as of the Effective Time (which, for certainty, shall include the return, cancellation or release of the Existing Credit Support).

5.10    Cochin Financial Resources Plan

(a)
Each of KML and Pembina shall (or shall cause their respective affiliates to) complete and file with the NEB a Notification of Change in Financial Resources in respect of the Cochin Financial Resources Plan within 20 business days following the execution of this Agreement, unless otherwise mutually agreed to in writing by the Parties. The filing will request that Pembina (or its applicable affiliate) wishes to assume all obligations in connection with the Cochin Financial Resources Plan for events arising after the Effective Date and will provide a replacement plan with respect to financial assurances acceptable to the NEB to permit the cancellation of the existing insurance program of KMI which covers $225.0 million of the Cochin Financial Resources Plan and, at Pembina's option, to permit the cancellation of the KML Credit Facilities which along with cash on hand and cash flow from operations covers $75.0 million of the Cochin Financial Resources Plan.

(b)
Each of KML and Pembina shall (or shall cause their respective affiliates to) promptly file or cause to be filed, no later than 20 business day from the date hereof, all required filings under the National Energy Board Act for a Notification of Change in Financial Resources, shall consult and cooperate with each other in the preparation of such filings, and shall promptly inform the other Party of any material communication received by such Party from the NEB regarding the filings.

(c)
Each of KML and Pembina shall provide to the other Party, in advance of submission to the NEB regarding a Notification of Change in Financial Resources, a reasonable opportunity to comment on any draft filing, application or submission by them, and the Party receiving such comments shall give reasonable consideration to the comments it receives from the other Party when preparing subsequent drafts and the final version of any filing, application or submission.

(d)
In the event that a Party deems any of the information that it must provide to the other Party under Section 5.10(c) to be confidential and competitively sensitive, the supplying Party may redact such information so that the receiving Party does not receive such confidential and competitively sensitive information, except that a non-redacted version shall be provided to such receiving Party's external legal counsel.

(e)
Pembina shall use commercially reasonable efforts, with the cooperation of KML, to obtain NEB approval of the Notification of Change in Financial Resources as soon as is reasonably practicable and in any event prior to the Effective Date. The provisions of this Section 5.10(e) shall require Pembina to provide assurances to the NEB that, after the Effective Date, Pembina (directly and/or through Cochin ULC, as required) will maintain at least $300.0 million in financial resources, or such other amount as the NEB may require, including readily accessible resources, in form and substance acceptable to the NEB, to satisfy the $300.0 million financial resource requirement, in accordance with subsection 48.13(2) of the National Energy Board Act, section 2 of the Pipeline Financial Requirements Regulation, and in compliance with any NEB direction.

ARTICLE 6
CONDITIONS

6.1    Mutual Conditions

        The respective obligations of the Parties to consummate the transactions contemplated hereby, and in particular the Arrangement, are subject to the satisfaction, on or before the Effective Date or such other time specified, of the following conditions, any of which may be waived by the mutual consent of such Parties without prejudice to their right to rely on any other of such conditions:

  (a)
  the Interim Order shall have been obtained on terms consistent with the Arrangement and in form and substance satisfactory to each of the Parties, acting reasonably, and such order shall not have been set aside or modified in a manner unacceptable to either of the Parties, acting reasonably, on appeal or otherwise;

  (b)
  the Arrangement Resolution shall have been passed by the KML Shareholders at the KML Shareholders' Meeting in accordance with the Interim Order;

  (c)
  the Final Order shall have been obtained on terms consistent with the Arrangement and in form and substance satisfactory to each of the Parties, acting reasonably, and such order shall not have been set aside or modified in a manner unacceptable to either of the Parties, acting reasonably, on appeal or otherwise;

  (d)
  each Key Regulatory Approval shall have been made, given, obtained or occurred, as the case may be, and any such approval shall be in full force and effect and shall not have been modified or invalidated in any manner;

  (e)
  all Regulatory Approvals (other than the Key Regulatory Approvals) required to be obtained, shall have been made, given, obtained or occurred, as the case may be, on terms and conditions acceptable to the Parties, each acting reasonably, and such Regulatory Approvals shall be in full force and effect, and all applicable domestic and foreign statutory and regulatory waiting periods necessary to complete the Arrangement shall have expired or have been terminated and no unresolved material objection or opposition shall have been filed, initiated or made, except where the failure or failures to obtain such Regulatory Approvals, or for the applicable waiting periods to have expired or terminated, would not be reasonably expected to have a Material Adverse Effect in respect of either Pembina and its Subsidiaries, taken as a whole (either before or after the completion of the Arrangement) or KML and its Subsidiaries, taken as a whole;

  (f)
  the conditional approval to the listing of the Pembina Common Shares issuable pursuant to the Arrangement on the TSX, and approval, subject to official notice of issuance, of the listing of Pembina Common Shares issuable pursuant to the Arrangement on the NYSE, and, if the Preferred Share Condition is satisfied, the conditional approval to the listing of the Pembina Exchange Preferred Shares issuable pursuant to the Arrangement on the TSX, shall have been obtained;

  (g)
  no Law (whether temporary, preliminary or permanent) regulation, policy, judgment, decision, order, ruling or directive (whether or not having the force of Law) shall be in effect or shall have been enacted, promulgated, amended or applied by any Governmental Entity, which prevents, prohibits or makes the consummation of the Arrangement illegal or otherwise prohibits or enjoins Pembina or KML from consummating the Arrangement, or that would be reasonably expected to have a Material Adverse Effect in respect of either Pembina and its Subsidiaries, taken as a whole (either before or after the completion of the Arrangement) or KML and its Subsidiaries, taken as a whole;

  (h)
  no act, action, suit, proceeding, objection, opposition, order or injunction shall have been taken, entered or promulgated by any Governmental Entity, whether or not having the force of Law, which prevents, prohibits or makes the consummation of the Arrangement illegal or otherwise prohibits or enjoins Pembina or KML from consummating the Arrangement or that would be reasonably expected to have a Material Adverse Effect in respect of either Pembina and its Subsidiaries, taken as a whole (either before or after the completion of the Arrangement) or KML and its Subsidiaries, taken as a whole;

  (i)
  KML, Cochin ULC and KMI shall have entered into the Parent Agreement; and

  (j)
  the Parties shall have satisfactory evidence that all of the conditions to closing of the transactions contemplated by the Cochin Purchase Agreement have been, or will be prior to the Effective Time, satisfied or waived, and that the closing of the transactions contemplated by the Cochin Purchase Agreement will be completed on the Effective Date.

6.2    Pembina Conditions

        The obligation of Pembina to consummate the transactions contemplated hereby, and in particular the Arrangement, is subject to the satisfaction, on or before the Effective Date or such other time specified, of the following conditions:

  (a)
  the representations and warranties made by KML:

  (i)
  in paragraphs (a), (b), (c), (d), (i), (j), (k), (t)(i), (nn) and (oo) of Schedule E shall be true and correct (other than de minimis inaccuracies) as of the Effective Date as if made on such date (except to the extent such representations and warranties speak as of an earlier date and except it being understood that the number of KML Restricted Voting Shares outstanding as described in paragraph (j) of Schedule E may increase from the number outstanding on the date of this Agreement solely as a result of vesting of KML Awards and that the number of KML Awards may change due to their vesting, expiry or termination in accordance with their terms);

  (ii)
  in paragraphs (e), (g), (h) and (ii) of Schedule E shall be true and correct in all material respects as of the Effective Date as if made on such date; and

  (iii)
  in the remainder of Schedule E shall be true and correct as of the Effective Date as if made on such date (except to the extent such representations and warranties speak as of an earlier date or except as affected by transactions contemplated or permitted by this Agreement), except where the failure of such representations and warranties to be true and correct, individually or in the aggregate, would not result in a Material Adverse Change in respect of KML and its Subsidiaries, taken as a whole (and for this purpose, any reference to "material", "Material Adverse Effect" or other concepts of materiality in such representations and warranties shall be ignored);

  and KML shall have provided to Pembina a certificate of two executive officers of KML (on KML's behalf and without personal liability) certifying the foregoing on the Effective Date;

  (b)
  KML shall have complied in all material respects with its covenants herein to be complied with by it on or prior to the Effective Time, and KML shall have provided to Pembina a certificate of two executive officers of KML (on behalf of KML and without personal liability) certifying compliance with such covenants on the Effective Date;

  (c)
  no Material Adverse Change in respect of KML and its Subsidiaries, taken as a whole, shall have occurred after the date hereof and prior to the Effective Date;

  (d)
  holders of less than 50% of the outstanding KML Restricted Voting Shares shall have validly exercised Dissent Rights in respect of the Arrangement that have not been withdrawn as of the Effective Date; and

  (e)
  KML and KMI shall have entered into the Transition Services Agreement.

        The conditions set forth in this Section 6.2 are for the exclusive benefit of Pembina and may be asserted by Pembina regardless of the circumstances or may be waived in writing by Pembina in its sole discretion, in whole or in part, at any time and from time to time without prejudice to any other rights which Pembina may have.

6.3    KML Conditions

        The obligation of KML to consummate the transactions contemplated hereby, and in particular the Arrangement, is subject to the satisfaction, on or before the Effective Date or such other time specified, of the following conditions:

  (a)
  the representations and warranties made by Pembina:

  (i)
  in paragraph (l)(i) of Schedule D shall be true and correct as of the Effective Date as if made on such date;

  (ii)
  in paragraphs (a), (b), (c), (d) and (e) of Schedule D shall be true and correct in all material respects as of the Effective Date as if made on such date (except as affected by transactions contemplated or permitted by this Agreement);

  (iii)
  in paragraph (h) of Schedule D shall be true and correct as of the date of this Agreement; and

  (iv)
  in the remainder of Schedule D shall be true and correct as of the Effective Date as if made on such date (except to the extent such representations and warranties speak as of an earlier date or except as affected by transactions contemplated or permitted by this Agreement), except where the failure of such representations and warranties to be true and correct, individually or in the aggregate, would not result in a Material Adverse Change in respect of Pembina and its Subsidiaries, taken as a whole (and for this purpose, any reference to "material", "Material Adverse Effect" or other concepts of materiality in such representations and warranties shall be ignored); and Pembina shall have provided to KML a certificate of two executive officers of Pembina (on Pembina's behalf and without personal liability) certifying the foregoing on the Effective Date;

  (b)
  Pembina shall have complied in all material respects with its covenants herein to be complied with by it on or prior to the Effective Time, and Pembina shall have provided to KML a certificate of two executive officers of Pembina (on behalf of Pembina and without personal liability) certifying compliance with such covenants on the Effective Date; and

  (c)
  no Material Adverse Change in respect of Pembina and its Subsidiaries, taken as a whole, shall have occurred after the date hereof and prior to the Effective Date.

        The conditions set forth in this Section 6.3 are for the exclusive benefit of KML and may be asserted by KML regardless of the circumstances or may be waived by KML, in its sole discretion, in whole or in part, at any time and from time to time without prejudice to any other rights which KML may have.

6.4    Notice and Cure Provisions

        Each Party will give prompt notice to the other Party of the occurrence, or failure to occur, at any time from the date hereof until the Effective Date, of any event, state of facts, circumstance or change in circumstances (actual, anticipated, contemplated, or to the knowledge of such Party, threatened) which would, or would reasonably be expected to:

  (a)
  cause any of the representations or warranties of such Party contained herein to be untrue or inaccurate in any material respect (or, in the case of any representations or warranties that are not subject to materiality qualifications in respect of the conditions contained in Section 6.2(a)(i) or Section 6.3(a)(i), cause any of such representations or warranties of such Party to be untrue or inaccurate in any respect); or

  (b)
  result in the failure to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by such Party,

and it shall in good faith discuss with the other Party any event, state of facts, circumstance or change in circumstances (actual, anticipated, contemplated, or to the knowledge of such Party, threatened) which is of such a nature that there may be a reasonable question as to whether notice need to be given to the other Party pursuant to this Section 6.4. The delivery of any notice pursuant to this Section 6.4 shall not limit or otherwise affect the representations, warranties, covenants, conditions or agreements of the Parties under this Agreement or any remedies available pursuant to this Agreement with respect thereto to the Party receiving that notice.

        Neither Party may elect to terminate this Agreement pursuant to Section 8.1(b)(iii) [Failure to Satisfy Mutual Conditions], Section 8.1(c)(i) [KML Reps and Warranties and Covenants Condition] or Section 8.1(d)(i) [Pembina Reps and Warranties and Covenants Condition], as applicable, unless promptly, and in any event prior to the issuance of the Certificate by the Registrar, the Party intending to terminate this Agreement (the "Terminating Party") has delivered a written notice (a "Termination Notice") to the other Party (the "Receiving Party") specifying in reasonable detail all breaches of covenants, inaccuracies of representations and warranties, inability to satisfy conditions or other matters which the Terminating Party is asserting as the basis for termination. If any Termination Notice is delivered: (a) if such matter is capable of being cured prior to the Outside Date, the Terminating Party may not exercise such termination until the earlier of (i) the expiration of a period of 15 business days from the date of receipt of the Termination Notice by the Receiving Party, and (ii) the Outside Date, if such matter has not been cured by such date; provided however that, if the Receiving Party is proceeding diligently to cure any such matter, the Terminating Party may not exercise such termination until the Outside Date; and (b) if such matter is incapable of being cured prior to the Outside Date, the Terminating Party must exercise such termination not later than the end of the 10th business day from the date of receipt of the Termination Notice by the Receiving Party, following which such Terminating Party shall be deemed to have waived its termination right under Section 8.1(b)(iii) [Failure to Satisfy Mutual Conditions], Section 8.1(c)(i) [KML Reps and Warranties and Covenants Condition] or Section 8.1(d)(i) [Pembina Reps and Warranties and Covenants Condition], as applicable, in respect of the breach or failure of condition to which such Termination Notice relates. If a Termination Notice has been delivered to KML within 10 business days prior to the date of the KML Shareholders' Meeting, KML may elect to postpone the KML Shareholders Meeting until the expiry of such period.

6.5    Frustration of Conditions

        Neither Pembina nor KML may rely, either as a basis for not consummating the conditions contemplated by this Agreement or terminating this Agreement and abandoning the Arrangement, on the failure of any condition set forth in Sections 6.1, 6.2 or 6.3, as the case may be, to be satisfied if such failure was primarily caused by, or primarily resulted from, such Party's failure to perform any of its covenants or agreements under this Agreement.

6.6    Merger of Conditions

        Subject to applicable Law, the conditions set out in Sections 6.1, 6.2 and 6.3 shall be conclusively deemed to have been satisfied, waived or released upon the issuance of a Certificate in respect of the Arrangement.

ARTICLE 7
ADDITIONAL COVENANTS REGARDING NON-SOLICITATION

7.1    KML Covenant Regarding Non-Solicitation

(a)
KML shall immediately cease and cause to be terminated all existing solicitations, discussions or negotiations (including through any Representatives on its behalf), if any, with any Person (other than Pembina and its Representatives) with respect to any Acquisition Proposal and, in connection therewith, KML shall discontinue access to any of its confidential information (including any data room), and shall promptly request the return or destruction of all information respecting KML or any of its Subsidiaries provided to any Person (other than Pembina or its Representatives) who has entered into a confidentiality agreement with KML or any of its Subsidiaries relating to an Acquisition Proposal in the last twelve months and shall use commercial reasonable efforts to ensure that such requests are honoured. KML and its Subsidiaries shall take commercially reasonable actions to enforce all standstill, non-disclosure, non-disturbance, non-solicitation and similar agreements or covenants that KML or any of its Subsidiaries has entered into and that KML enters into after the date of this Agreement in accordance with and subject to the terms of this Agreement (it being acknowledged by Pembina that KML shall not be obligated to enforce any standstill, non-disclosure, non-disturbance, non-solicitation and similar agreements or covenants that are automatically terminated or released as a result of entering into and announcing this Agreement).

(b)
Except as provided in this Article 7, KML shall not, directly or indirectly, do or authorize or permit any of its Representatives to do, any of the following:

(i)
solicit, initiate or knowingly encourage or otherwise facilitate (including by way of furnishing information) any Acquisition Proposal or any inquiries, proposals or offers relating to any Acquisition Proposal;

(ii)
enter into or participate in any discussions or negotiations regarding any Acquisition Proposal, or furnish to any other Person any information with respect to its businesses, properties, operations, prospects or conditions (financial or otherwise) in connection with any Acquisition Proposal or any proposal that constitutes or could reasonably be expected to lead to an Acquisition Proposal, or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt of any other Person to do or seek to do any of the foregoing; provided that KML may (A) communicate with any Person for the purposes of clarifying the terms of any inquiry, proposal or offer made by such Person that constitutes or could reasonably be expected to constitute or lead to an Acquisition Proposal, (B) advise any Person of the restrictions of this Agreement, and (C) advise any Person making an Acquisition Proposal that the KML Board has determined that such Acquisition Proposal does not constitute a Superior Proposal;

(iii)
waive, terminate, amend, modify or release any third party or enter into or participate in any discussions, negotiations or agreements to waive, terminate, amend, modify or release any third party from any rights or other benefits under confidentiality and/or standstill agreements relating to an Acquisition Proposal (which, for greater certainty, does not prohibit the automatic release of a party or termination of such provisions in accordance with the pre-existing and express terms of any standstill provision);

  (iv)
  accept, approve, endorse or recommend, or publicly propose to accept, approve, endorse or recommend, or take no position or remain neutral with respect to, any Acquisition Proposal (it being understood that publicly taking no position or a neutral position with respect to a publicly announced, or otherwise publicly disclosed, Acquisition Proposal for a period of no more than five business days will not be considered to be in violation of this Section 7.1(b)(iv)); or

  (v)
  accept or enter into, or publicly propose to accept or enter into, any letter of intent, agreement in principle, agreement, arrangement or undertaking related to any Acquisition Proposal (other than a confidentiality agreement contemplated under Section 7.1(b)(vi));

provided, however, that notwithstanding any other provision hereof, KML and its Representatives may, prior to the approval of the Arrangement Resolution at the KML Shareholders' Meeting:

  (vi)
  enter into or participate in any discussions or negotiations with a third party that is not in breach of any confidentiality or standstill agreement and that, without any solicitation, initiation or knowing encouragement or facilitation, directly or indirectly, after the date of this Agreement, by KML or any of its Representatives, seeks to initiate such discussions or negotiations and, subject to execution of a confidentiality agreement in favour of KML that is on terms that KML determines in good faith are no less favourable to KML than those found in the Confidentiality Agreement (provided that such confidentiality agreement shall (A) allow for disclosure thereof, along with all information provided thereunder, to Pembina as set out below, (B) allow disclosure to Pembina of the making and terms of any Acquisition Proposal made by the third party as contemplated herein, and (C) not contain any provision restricting KML from complying with this Section 7.1) may furnish to such third party any information concerning KML and its Subsidiaries and their businesses, properties and assets, in each case if, and only to the extent that:

  (A)
  the third party has first made a written bona fide Acquisition Proposal, which did not result from a breach of this Section 7.1, and in respect of which the KML Board determines in good faith, after consultation with its outside legal and financial advisors, constitutes or could reasonably be expected to lead to a Superior Proposal (disregarding, for the purposes of such determination, any due diligence or access condition to which such Acquisition Proposal is subject); and

  (B)
  prior to furnishing such information to or entering into or participating in any such discussions or negotiations with such third party regarding the Acquisition Proposal, KML shall:

  (1)
  provide prompt notice to Pembina to the effect that it is furnishing information to or entering into or participating in discussions or negotiations with such third party, together with a copy of the confidentiality agreement referenced above and, if not previously provided to Pembina, copies of all information provided to such third party concurrently with the provision of such information to such third party;

  (2)
  notify Pembina orally and in writing of any inquiries, offers or proposals with respect to an actual or contemplated Superior Proposal (which written notice shall include a summary of the material terms of such proposal (and any amendments or supplements thereto)) and, if the proposal includes equity consideration, the identity of the Person making it, and shall include copies of any such inquiries, offers or proposals made in writing and any amendments to any of the foregoing within 24 hours of the receipt thereof; and

      (3)
      keep Pembina promptly informed of the status and reasonable details of any such inquiry, offer or proposal and answer Pembina's reasonable questions with respect thereto; and

  (vii)
  accept, recommend, approve or enter into an agreement to implement a Superior Proposal from a third party or make a Change in Recommendation, but only if prior to such acceptance, recommendation, approval or implementation or making such Change in Recommendation, the KML Board concludes in good faith, after considering all proposals to adjust the terms and conditions of this Agreement as contemplated by Section 7.1(c) and after receiving the advice of outside legal counsel that the failure by the KML Board to take such action would be inconsistent with its fiduciary duties under applicable Laws, and KML (A) complies with its obligations set forth in this Section 7.1, (B) terminates this Agreement in accordance with Section 8.1(d)(ii), and (C) concurrently therewith pays the amount required by Section 8.3(b)(ii) to Pembina.

(c)
Following determination by the KML Board that an Acquisition Proposal constitutes a Superior Proposal, KML shall give Pembina, orally and in writing, at least five complete business days advance notice of any decision by the KML Board to accept, recommend, approve or enter into an agreement to implement a Superior Proposal or to make a Change in Recommendation, which notice shall confirm that the KML Board has determined that such Acquisition Proposal constitutes a Superior Proposal and shall identify the third party making the Superior Proposal and KML shall provide Pembina with a true and complete copy thereof and the agreement to implement the Superior Proposal and any amendments thereto. During such five business day period, KML agrees not to accept, recommend, approve or enter into any agreement to implement such Superior Proposal and not to release the party making the Superior Proposal from any standstill provisions and shall not make a Change in Recommendation. In addition, during such five business day period KML shall, and shall cause its financial and legal advisors to, negotiate in good faith with Pembina and its financial and legal advisors to make such adjustments in the terms and conditions of this Agreement and the Arrangement as would enable KML to proceed with the Arrangement as amended rather than the Superior Proposal. In the event Pembina proposes to amend this Agreement and the Arrangement on a basis such that the KML Board determines that the alternative proposed transaction is no longer a Superior Proposal and so advises the board of directors of Pembina prior to the expiry of such five business day period, the KML Board shall not accept, recommend, approve or enter into any agreement to implement such Acquisition Proposal and shall not release the party making the Acquisition Proposal from any standstill provisions and shall not make a Change in Recommendation. In the event that KML provides the notice contemplated by this Section 7.1(c) on a date which is less than five business days prior to the KML Shareholders' Meeting, KML may, and Pembina shall be entitled to require KML to adjourn or postpone the KML Shareholders' Meeting to a date that is not more than 10 business days after the date of such notice.

(d)
Each successive amendment to any Acquisition Proposal that results in an increase in, or modification of, the consideration (or value of such consideration) to be received by KML Shareholders or other material terms or condition thereof, shall constitute a new Acquisition Proposal for the purposes of Section 7.1(c), and Pembina shall be afforded a new five business day period from the date on which Pembina received all of the materials set forth in Section 7.1(c) with respect to the new Superior Proposal from KML.

(e)
The KML Board shall promptly reaffirm the recommendation and determination outlined in Section 2.2(a) by press release after (i) any Acquisition Proposal which is publicly announced is determined not to be a Superior Proposal, or (ii) the Parties have entered into an amended agreement pursuant to Section 7.1(c) which results in any Acquisition Proposal not being a Superior Proposal.

(f)
KML shall ensure that its affiliates and Representatives are aware of the provisions of this Section 7.1. KML shall be responsible for any breach of this Section 7.1 by KML's affiliates or KML's Representatives.

(g)
Nothing in this Agreement shall prohibit KML, the KML Board or the KML Independent Committee from complying with Part 2—Division 3 of NI 62-104 and similar provisions in respect of U.S. Securities Laws relating to the provision of directors' circulars and making appropriate disclosure with respect thereto to KML's securityholders.

ARTICLE 8
TERMINATION AND FEES AND EXPENSES

8.1    Termination

        This Agreement may be terminated at any time prior to the Effective Date:

  (a)
  by mutual written agreement of Pembina and KML;

  (b)
  by either Pembina or KML if:

  (i)
  the Arrangement Resolution shall have failed to receive the requisite vote of the KML Shareholders to approve such resolution at the KML Shareholders' Meeting (including any adjournment or postponement thereof) in accordance with the Interim Order;

  (ii)
  the Effective Time shall not have occurred on or prior to the Outside Date, except that the right to terminate this Agreement under this Section 8.1(b)(ii) shall not be available to any Party whose failure to fulfill any of its covenants or obligations or whose breach of any of its representations or warranties under this Agreement has been the cause of, or resulted in, the failure of the Effective Time to occur by the Outside Date; or

  (iii)
  any condition in Section 6.1 (other than the condition in Section 6.1(b) [Arrangement Resolution Passed]) becomes incapable of being satisfied by the Outside Date, except that the right to terminate this Agreement under this Section 8.1(b)(iii) (A) must be exercised by the Terminating Party no later than the end of the 10th business day from the date of receipt of the Termination Notice by the Receiving Party, following which such Terminating Party shall be deemed to have waived its termination right under this Section 8.1(b)(iii) in respect of the matter specified in such Termination Notice that causes the inability to satisfy the applicable condition, and (B) shall not be available to any Party whose failure to fulfill any of its covenants or obligations or whose breach of any of its representations or warranties under this Agreement has been the cause of, or resulted in, the failure of such condition to be satisfied;

  (c)
  by Pembina if:

  (i)
  a breach of any representation or warranty or failure to perform any covenant or agreement on the part of KML set forth in this Agreement occurs that would cause the condition in Section 6.2(a) [KML Reps and Warranties Condition] or Section 6.2(b) [KML Covenants Condition] not to be satisfied, and such breach or failure is incapable of being cured by the Outside Date or is not cured in accordance with the terms of Section 6.4; provided that (A) any fraudulent, wilful or intentional breach shall be deemed to be incapable of being cured, (B) Pembina is not then in breach of this Agreement so as to cause any condition in Section 6.3(a) [Pembina Reps and Warranties Condition] or Section 6.3(b) [Pembina Covenants Condition] not to be satisfied, and (C) any termination pursuant to this Section 8.1(c)(i) is subject to and satisfies the provisions of Section 6.4; or

    (ii)
    (A) the KML Board or any committee of the KML Board fails to unanimously recommend or withdraws, amends, modifies, changes or qualifies, or publicly proposes or states an intention to withdraw, amend, modify, change or qualify, the recommendations or determinations referred to in Section 2.2(a) in a manner adverse to Pembina or shall have resolved to do so prior to the Effective Date (and such action is not subsequently withdrawn), (B) the KML Board or any committee of the KML Board accepts, approves, endorses or recommends, or publicly proposes to accept, approve, endorse or recommend, an Acquisition Proposal or publicly takes no position or a neutral position with respect to a publicly announced, or otherwise publicly disclosed, Acquisition Proposal for more than five business days (any action set forth in subclauses (A) or (B) of this Section 8.1(c)(ii), a "Change in Recommendation"), (C) the KML Board or any committee of the KML Board accepts or enters into or publicly proposes to accept or enter into any agreement, understanding or arrangement in respect of an Acquisition Proposal (other than a confidentiality agreement permitted by and in accordance with Section 7.1(b)(vi)); or (D) the KML Board or any committee of the KML Board fails to publicly reconfirm the recommendations or determinations referred to in Section 2.2(a) upon the reasonable request of Pembina prior to the earlier of five business days following such request or five business days prior to the KML Shareholders' Meeting.

  (d)
  by KML if:

  (i)
  a breach of any representation or warranty or failure to perform any covenant or agreement on the part of Pembina set forth in this Agreement occurs that would cause the condition in Section 6.3(a) [Pembina Reps and Warranties Condition] or Section 6.3(b) [Pembina Covenants Condition] not to be satisfied, and such breach or failure is incapable of being cured by the Outside Date or is not cured in accordance with the terms of Section 6.4; provided that (A) any fraudulent, wilful or intentional breach shall be deemed to be incapable of being cured, (B) KML is not then in breach of this Agreement so as to cause any condition in Section 6.2(a) [KML Reps and Warranties Condition] or Section 6.2(b) [KML Covenants Condition] not to be satisfied, and (C) any termination pursuant to this Section 8.1(d)(i) is subject to and satisfies the provisions of Section 6.4; or

  (ii)
  prior to the approval by the KML Shareholders of the Arrangement Resolution, the KML Board authorizes KML to enter into a written agreement (other than a confidentiality agreement permitted by and in accordance with Section 7.1(b)(vi)) with respect to, or KML accepts, recommends or enters into any agreement to implement, a Superior Proposal in accordance with Section 7.1, provided KML is then in compliance with Section 7.1 and that prior to or concurrent with such termination KML pays the amount required pursuant to and in accordance with Section 8.3(b)(ii).

8.2    Term and Effect of Termination

  (a)
  This Agreement shall be effective from the date hereof until the earlier of (i) the Effective Date occurring, (ii) the termination of the Cochin Purchase Agreement in accordance with its terms, and (iii) the termination of this Agreement in accordance with its terms.

  (b)
  In the event of the termination of this Agreement pursuant to Section 8.1 or Section 8.2(a) as a result of the termination of the Cochin Purchase Agreement in accordance with its terms or the Effective Date occurring, this Agreement shall forthwith become void and have no further force or effect, and neither Party (nor its Representatives or securityholders) shall have any liability or further obligation to the other Party hereunder, except:

    (i)
    in the event of termination pursuant to Section 8.1, the provisions and obligations set forth in Section 5.7 and this Section 8.2, Section 8.3 and Section 8.4 (in each case to the extent applicable) and Article 9 shall survive any termination;

    (ii)
    in the event of termination pursuant to Section 8.2(a) as a result of the termination of the Cochin Purchase Agreement in accordance with its terms, the provisions and obligations set forth in Section 5.7, this Section 8.2 and Article 9 shall survive any termination; and

    (iii)
    in the event of the Effective Date occurring, the provisions and obligations set forth in Section 5.6(b), Section 5.7, Section 5.8(c) and Article 9 shall survive any termination.

  (c)
  For greater certainty and notwithstanding anything in this Agreement to the contrary other than being subject to Section 8.4, nothing contained in this Section 8.2 shall relieve either Party from liability for (i) failure to consummate the Arrangement when required pursuant to this Agreement, or (ii) fraud or any wilful or intentional breach of any provision of this Agreement. No termination of this Agreement shall affect the obligations of the Parties pursuant to the Confidentiality Agreement or any other subsequent written agreement that addresses confidentiality between the Parties, except to the extent specified therein.

8.3    Termination Fees

  (a)
  Despite any other provision in this Agreement relating to the payment of fees and expenses, if a KML Termination Fee Event occurs, KML shall pay Pembina the KML Termination Fee in accordance with Section 8.3(c) and if a Reverse Termination Fee Event occurs, the Pembina shall pay the KML the Reverse Termination Fee in accordance with Section 8.3(e).

  (b)
  For the purposes of this Agreement, "KML Termination Fee" means $90.0 million, and "KML Termination Fee Event" means the termination of this Agreement:

  (i)
  by Pembina, pursuant to Section 8.1(c)(ii) [Change in Recommendation];

  (ii)
  by KML, pursuant to Section 8.1(d)(ii) [To enter into a Superior Proposal];

  (iii)
  by Pembina or KML pursuant to Section 8.1(b)(i) [Failure of KML Shareholders to Approve] if:

  (A)
  at any time after the execution of this Agreement and prior to such termination, an Acquisition Proposal is made, proposed, offered, publicly announced or otherwise publicly disclosed by any Person (other than Pembina or its affiliates) or any Person (other than Pembina or its affiliates) shall have publicly announced an intention to make an Acquisition Proposal; and

  (B)
  within 12 months following the date of such termination (1) an Acquisition Proposal is consummated or effected (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in clause (A) above), or (2) KML or one or more of its Subsidiaries, directly or indirectly, in one or more transactions, enters into an agreement in respect of an Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in clause (A) above) and such Acquisition Proposal is later consummated or effected (whether or not such Acquisition Proposal is later consummated or effected within 12 months after such termination); or

    (iv)
    by Pembina, pursuant to Section 8.1(c)(i) [Breach of Covenants], if such termination relates to a breach, in a material respect, by KML of Section 7.1.

    For purposes of the foregoing, the term "Acquisition Proposal" shall have the meaning assigned to such term in paragraphs (a) to (d) of the definition of "Acquisition Proposal" set forth in Section 1.1, except that references to "20% or more of the voting securities of KML" shall be deemed to be references to "50% or more", and "20% or more" in relation to KML's revenues or earnings on a consolidated basis shall instead be construed to refer to "50% or more". In addition, for the purposes of clause (iii)(B) above, the term "Acquisition Proposal" shall not include an Acquisition Proposal made by KMI or any of its affiliates, provided that KMI or its affiliates have not, at any time after the execution of this Agreement and prior to the termination of this Agreement, made, proposed, offered, publicly announced or otherwise publicly disclosed, or have publicly announced an intention to make, the Acquisition Proposal referred to in clause (iii)(A) above and that KMI is in compliance in all material respects with its obligations under the KMI Support Agreement.

  (c)
  If a KML Termination Fee is payable pursuant to Section 8.3(b)(i) or Section 8.3(b)(iv), the KML Termination Fee shall be paid within three business days following such KML Termination Fee Event. If a KML Termination Fee is payable pursuant to Section 8.3(b)(ii), the KML Termination Fee shall be paid prior to or concurrently with the occurrence of such KML Termination Fee Event. If a KML Termination Fee is payable pursuant to Section 8.3(b)(iii), the KML Termination Fee shall be paid upon the consummation of the Acquisition Proposal referred to therein. Any KML Termination Fee shall be paid by KML to Pembina (or as Pembina may direct by notice in writing), by wire transfer in immediately available Canadian funds to an account designated by Pembina.

  (d)
  For the purposes of this Agreement, "Reverse Termination Fee" means $90.0 million and "Reverse Termination Fee Event" means:

  (i)
  the termination of this Agreement:

  (A)
  by Pembina pursuant to Section 8.1(b)(iii) [Failure to Satisfy Mutual Condition to Close] if the termination results solely as a result of a failure to satisfy the condition in Section 6.1(g) [Illegality] only insofar as such Law, regulation, policy, judgment, decision, order, ruling or directive (whether or not having the force of Law), is related to the Competition Act Approval; or

  (B)
  by Pembina or KML pursuant to Section 8.1(b)(ii) [Occurrence of Outside Date] if, as of the time of termination, the only conditions set forth in Section 6.1 [Mutual Conditions], Section 6.2 [Pembina Conditions] and Section 6.3 [KML Conditions] that have not been satisfied or waived by Pembina are: (1) the condition in Section 6.1(d) [Key Regulatory Approvals] related to the Competition Act Approval; (2) the condition in Section 6.1(g) [Illegality] only insofar as such Law, regulation, policy, judgment, decision, order, ruling or directive (whether or not having the force of Law), is related to the Competition Act Approval or Section 6.1(h) [No Legal Action] only insofar as the act, action, suit, proceeding, objection, opposition, order or injunction is related to the Competition Act Approval; and (3) those conditions that by their terms are to be satisfied at the Effective Time and that are capable of being satisfied, provided that the Reverse Termination Fee will not be payable pursuant to Section 8.3(d)(i)(A) or Section 8.3(d)(i)(B) if (A) the failure of such conditions to be satisfied has been caused by, or is a result of, the failure of KML to perform any of its covenants or agreements under this Agreement, and (B) Pembina has complied, in all material respects, with its obligations in Section 5.4(a); or

    (ii)
    the termination of the Cochin Purchase Agreement by Seller (as defined therein) (the "U.S. Seller") or Buyer (as defined therein) (the "U.S. Buyer"):

    (A)
    pursuant to Section 10.1(a)(ii) of the Cochin Purchase Agreement solely as a result of an order or injunction under Antitrust Laws (as defined in the Cochin Purchase Agreement) and such order or injunction has not been caused by, or is not a result of, the failure of U.S. Seller to perform, in a material respect, of any of its covenants or agreements under Section 7.2 of the Cochin Purchase Agreement; or

    (B)
    pursuant to Section 10.1(a)(iv) of the Cochin Purchase Agreement if, as of the time of termination, (i) the condition in Section 8.3 or 9.3 of the Cochin Purchase Agreement is not satisfied (unless the failure of such condition to be satisfied has been caused by, or is a result of, the failure of U.S. Seller to perform, in a material respect, of any of its covenants or agreements under Section 7.2 of the Cochin Purchase Agreement), and (ii) all of the other conditions set forth in the Cochin Purchase Agreement have been satisfied or waived by U.S. Buyer or U.S. Seller, as the case may be, other than (x) those conditions that by their terms are to be satisfied at the Closing (as defined in the Cochin Purchase Agreement) and that are capable of being satisfied and (y) the failure of the conditions set forth in Section 8.5 and 9.5 of the Cochin Purchase Agreement to be satisfied by reason of a Proceeding (as defined in the Cochin Purchase Agreement) under Antitrust Laws (as defined in the Cochin Purchase Agreement), provided that the Reverse Termination Fee will not be payable pursuant to Section 8.3(d)(ii)(A) or Section 8.3(d)(ii)(B) if (A) the failure of such conditions to be satisfied has been caused by, or is a result of, the failure of U.S. Seller to perform any of its covenants or agreements under the Cochin Purchase Agreement, and (B) U.S. Buyer has complied, in all material respects, with its obligations in Section 7.2 of the Cochin Purchase Agreement.

  (e)
  If a Reverse Termination Fee is payable pursuant to any provision of Section 8.3(d), the Reverse Termination Fee shall be paid within three business days following such Reverse Termination Fee Event. Any Reverse Termination Fee shall be paid by Pembina to KML (or as KML may direct by notice in writing), by wire transfer in immediately available Canadian funds to an account designated by KML.

8.4    Liquidated Damages

  (a)
  The Parties acknowledge that the agreements contained in Section 8.3 are an integral part of the transactions contemplated by this Agreement, and that without these agreements the Parties would not enter into this Agreement, and that the amounts set out in Section 8.3 represent liquidated damages which are a genuine pre-estimate of the damages, including opportunity costs, which Pembina or KML, as applicable, will suffer or incur as a result of the event giving rise to such damages and resultant termination of this Agreement, and are not penalties. Each Party irrevocably waives any right it may have to raise as a defence that any such liquidated damages are excessive or punitive.

  (b)
  Each Party agrees that the payment of the KML Termination Fee or the Reverse Termination Fee in the manner provided in Section 8.3 is the sole monetary remedy of the Party receiving such payment in respect of the event giving rise to such payment; provided that this limitation shall not (a) apply in the event of fraud or willful or intentional breach of this Agreement by the Party making such payment as set forth in Section 8.2, and (b) prior to any termination of this Agreement, preclude a Party from seeking injunctive relief to restrain any breach or threatened breach by the other Party of its covenants in this Agreement, or otherwise obtain specific performance of any of such covenants in accordance with Section 9.8.

8.5    Fees and Expenses

        Each Party shall pay all fees, costs and expenses incurred by such Party in connection with this Agreement and the Arrangement. Pembina and KML shall share equally any filing fees and applicable Taxes payable for or in respect of any application, notification or other filing made in respect of any regulatory process in respect of the transactions contemplated by the Arrangement, including under the Competition Act and the CTA.

ARTICLE 9
GENERAL PROVISIONS

9.1    Amendment

        This Agreement and the Plan of Arrangement may, at any time and from time to time before or after the holding of the KML Shareholders' Meeting but not later than the Effective Time, be amended by mutual written agreement of the Parties, subject to the Interim Order, the Final Order and applicable Laws.

        Notwithstanding anything else contained herein: (a) in the circumstances where the Preferred Share Condition is not satisfied, KML shall amend the Plan of Arrangement to exclude the KML Preferred Shares under the Plan of Arrangement and matters ancillary thereto, including, for greater certainty and among other provisions, the amalgamation contemplated in Section 3.1(h) of the Plan of Arrangement.

9.2    Waiver

        Either Party may: (a) extend the time for the performance of any of the obligations or other acts of the other Party; (b) waive compliance with any of the other Party's agreements or the fulfillment of any conditions to its own obligations contained herein; and (c) waive inaccuracies in any of the other Party's representations or warranties contained herein or in any document delivered by the other Party; provided, however, that any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party and such waiver shall apply only to the specific matters identified in such instrument.

9.3    Notices

        All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered or sent if delivered personally or sent by email, or as of the following business day if sent by prepaid overnight courier, to the Parties at the following addresses (or at such other addresses as shall be specified by either Party by notice to the other Party given in accordance with these provisions):

  (a)
  if to Pembina:

Pembina Pipeline Corporation 4000, 585—8th Avenue SW Calgary, Alberta T2P 1G1
Attention:	Christopher Scherman
Telephone:	(403) 817-7189
Email:	cScherman@pembina.com

with a copy to (which shall not constitute notice):
Stikeman Elliott LLP 4300 Bankers Hall West 888—3rd Street SW Calgary, Alberta T2P 5C5
Attention:	Christopher Nixon
Telephone:	403-266-9017
Email:	cnixon@stikeman.com
  (b)
  if to KML:

Kinder Morgan Canada Limited Suite 3000, 300—5th Avenue SW Calgary, Alberta T2P 3C4
Attention:	Dax Sanders
Telephone:	(713) 369-8832
Email:	dax_sanders@kindermorgan.com

with a copy to (which shall not constitute notice):
Blake, Cassels & Graydon LLP 3500, 855—2nd Street SW Calgary, Alberta T2P 4J8
Attention:	Mungo Hardwicke-Brown / Olga Kary
Telephone:	403-260-9600
Email:	mhb@blakes.com / olga.kary@blakes.com

with a copy to (which shall not constitute notice):
Goodmans LLP 333 Bay St., Suite 3400 Toronto, Ontario M5H 2S7
Attention:	Robert Vaux / Jamie van Diepen
Email:	rvaux@goodmans.ca / jvandiepen@goodmans.ca

9.4    Entire Agreement; Binding Effect

        This Agreement: (a) together with the Confidentiality Agreement and any other subsequent written agreement that addresses confidentiality between the Parties, constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the

Parties with respect to the subject matter hereof; and (b) shall be binding upon and enure to the benefit of the Parties and their respective successors and permitted assigns.

9.5    Assignment

        Except as expressly permitted by the terms hereof, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either of the Parties hereto without the prior written consent of the other Party.

9.6    Time of Essence

        Time shall be of the essence in this Agreement.

9.7    Further Assurances

        Each Party hereto shall, from time to time and at all times hereafter, at the request of the other Party hereto, but without further consideration, do all such further acts, and execute and deliver all such further documents and instruments as may be reasonably required in order to fully perform and carry out the terms and intent hereof.

9.8    Specific Performance

        Pembina and KML agree that irreparable harm would occur for which money damages would not be an adequate remedy at law in the event that any of the provisions of this Agreement or the Confidentiality Agreement or any other subsequent written agreement that addresses confidentiality between the Parties were not performed by the other Party in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each Party shall be entitled to an injunction or injunctions and other equitable relief to prevent breaches or threatened breaches of the provisions of this Agreement or the Confidentiality Agreement or any other subsequent written agreement that addresses confidentiality between the Parties or to otherwise obtain specific performance of any such provisions, any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief hereby being waived.

9.9    Third Party Beneficiaries

        The provisions of Section 5.3(b), Section 5.3(c) and Section 5.6: (a) are intended for the irrevocable benefit of the Persons referenced therein, as and to the extent applicable in accordance with their terms, and shall be enforceable by each of such Persons and his or her heirs, executors administrators and other legal representatives (collectively, the "Third Party Beneficiaries") and Pembina shall hold the rights and benefits of Section 5.3(b), Section 5.3(c) and Section 5.6 in trust for and on behalf of the Third Party Beneficiaries and Pembina hereby accepts such trust and agrees to hold the benefit of and enforce performance of such covenants on behalf of the Third Party Beneficiaries; and (b) are in addition to, and not in substitution for, any other rights that the Third Party Beneficiaries may have by contract or otherwise. Except as provided in this Section 9.9, this Agreement shall not: (a) confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns; (b) constitute or create an employment agreement with any employee, create any right to employment or continued employment or service, or to a particular term or condition of employment; or (c) be construed to establish, amend, or modify any KML Employee Plan or any other benefit or compensation plan, program, agreement or arrangement.

9.10    Governing Law

        This Agreement shall be governed by and construed in accordance with the Laws of the Province of Alberta and the Laws of Canada applicable therein, and the Parties hereto irrevocably attorn to the jurisdiction of the courts of the Province of Alberta.

9.11    No Liability

        No director or officer of Pembina shall have any personal liability whatsoever to KML under this Agreement, or any other document delivered in connection with the transactions contemplated hereby on behalf of Pembina. No director or officer of KML shall have any personal liability whatsoever to Pembina under this Agreement, or any other document delivered in connection with the transactions contemplated hereby on behalf of KML.

9.12    Effectiveness

        This amendment and restatement of the Original Arrangement Agreement shall have the same legal force and effect as if such amendment and restatement had occurred and was effected for all purposes herein as of August 20, 2019. For avoidance of doubt, all references herein to terms such as "date of this Agreement," "date hereof" or words of similar effect shall be deemed to refer to August 20, 2019.

9.13    Severability

        If any one or more of the provisions or parts thereof contained in this Agreement should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom and:

  (a)
  the validity, legality or enforceability of such remaining provisions or parts thereof shall not in any way be affected or impaired by the severance of the provisions or parts thereof severed; and

  (b)
  the invalidity, illegality or unenforceability of any provision or part thereof contained in this Agreement in any jurisdiction shall not affect or impair such provision or part thereof or any other provisions of this Agreement in any other jurisdiction.

        Upon such determination that any term or other provision is invalid, illegal or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

9.14    Counterparts

        This Agreement may be executed by electronic signature and in counterparts, each of which shall be deemed an original, and all of which together constitute one and the same instrument.

[The remainder of this page is left blank intentionally]

        IN WITNESS WHEREOF the Parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

PEMBINA PIPELINE CORPORATION
By:	(signed) "C.S. Scherman"
	Name:	C.S. Scherman
	Title:	Vice President, General Counsel & Corporate Secretary
By:	(signed) "Paul Murphy
	Name:	Paul Murphy
	Title:	Senior Vice President, Corporate Services
KINDER MORGAN CANADA LIMITED
By:	(signed) "Steven J. Kean"
	Name:	Steven J. Kean
	Title:	Chief Executive Officer
By:	(signed) "Dax A. Sanders"
	Name:	Dax A. Sanders
	Title:	Chief Financial Officer

SCHEDULE A

PLAN OF ARRANGEMENT
respecting
KINDER MORGAN CANADA LIMITED
made pursuant to
Section 193 of the Business Corporations Act (Alberta)

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PLAN OF ARRANGEMENT

PLAN OF ARRANGEMENT UNDER SECTION 193
OF THE
BUSINESS CORPORATIONS ACT (ALBERTA)

ARTICLE 1
INTERPRETATION

1.1
In this Plan of Arrangement, the following terms have the following meanings:

(a)
"ABCA" means the Business Corporations Act, R.S.A. 2000, c. B-9, as amended, including the regulations promulgated thereunder;

(b)
"Amalco" means the corporation resulting from the Amalgamation;

(c)
"Amalgamation" means the amalgamation of Pembina SubCo and KML to be effected pursuant to Section 3.1(h) if the Preferred Share Condition is satisfied prior to the Effective Time;

(d)
"Arrangement", "herein", "hereof", "hereto", "hereunder" and similar expressions mean and refer to the arrangement pursuant to section 193 of the ABCA on the terms and subject to the conditions set forth in this Plan of Arrangement as supplemented, modified or amended in accordance with this Plan, and not to any particular article, section or other portion hereof;

(e)
"Arrangement Agreement" means the arrangement agreement dated effective as of August 20, 2019, amended and restated effective as of September 10, 2019, between Pembina and KML with respect to the Arrangement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms;

(f)
"Arrangement Resolution" means the special resolution of the KML Voting Shareholders, voting together as a single class, in respect of the Arrangement to be considered at the KML Shareholders' Meeting, substantially in the form attached as Schedule B to the Arrangement Agreement;

(g)
"Articles of Arrangement" means the articles of arrangement of KML in respect of the Arrangement required under subsection 193(10) of the ABCA to be sent to the Registrar for filing after the Final Order has been granted, giving effect to the Arrangement;

(h)
"Business Day" means a day other than a Saturday, Sunday or statutory holiday or other day when banks in the City of Calgary, Alberta or Houston, Texas are not generally open for business;

(i)
"Certificate" means the certificate or proof of filing to be issued by the Registrar pursuant to subsection 193(11) or 193(12) of the ABCA in respect of the Articles of Arrangement giving effect to the Arrangement;

(j)
"Class B Units" means the Class B limited partnership units of the Limited Partnership;

(k)
"Cooperation Agreement" means the cooperation agreement dated May 30, 2017 among KML, Kinder Morgan, Inc., the Limited Partnership, KM Canada Terminals ULC, Kinder Morgan Canada GP Inc. and Kinder Morgan Canada Company, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms;

(l)
"Court" means the Court of Queen's Bench of Alberta;

(m)
"Depositary" means Computershare Trust Company of Canada, a trust company licensed to carry on business in the Province of Alberta at its principal office in Calgary, Alberta, or such

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    other person that may be appointed by Pembina and KML for the purpose of receiving deposits of certificates formerly representing KML Restricted Voting Shares or KML Preferred Shares, if applicable;

  (n)
  "Dissent Rights" means the rights of dissent in respect of the Arrangement provided for in Article 4;

  (o)
  "Dissenting KML Shareholders" means registered KML Restricted Voting Shareholders and, if the Preferred Share Condition is satisfied prior to the Effective Time, registered KML Preferred Shareholders, in any case who validly exercise the Dissent Rights, which exercise of Dissent Rights has not been withdrawn, or is not deemed to have been withdrawn, before the Effective Time;

  (p)
  "Effective Date" means the date the Arrangement becomes effective under the ABCA;

  (q)
  "Effective Time" means 12:01 a.m. on the Effective Date;

  (r)
  "Encumbrance" includes any mortgage, pledge, assignment, charge, lien, security interest, adverse interest in property, other third party interest or encumbrance of any kind whether contingent or absolute, and any agreement, option, right or privilege (whether by law, contract or otherwise) capable of becoming any of the foregoing;

  (s)
  "Final Order" means the final order of the Court acceptable to KML and Pembina, each acting reasonably, approving the Arrangement pursuant to subsection 193(9)(a) of the ABCA, as such order may be amended (provided that any such amendment is acceptable to both the KML and Pembina, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed;

  (t)
  "Interim Order" means an interim order of the Court acceptable to KML and Pembina, each acting reasonably, concerning the Arrangement under subsection 193(4) of the ABCA, containing declarations and directions with respect to the Arrangement and the holding of the KML Shareholders' Meeting, as such order may be affirmed, amended or modified by any court of competent jurisdiction with the approval of KML and Pembina, each acting reasonably;

  (u)
  "KML" means Kinder Morgan Canada Limited, a corporation incorporated under the ABCA;

  (v)
  "KML Preferred Share Consideration" means one Pembina Series A Exchange Share per KML Series 1 Share, without interest, one Pembina Series B Exchange Share per KML Series 2 Share, without interest, one Pembina Series C Exchange Share per KML Series 3 Share, without interest, and one Pembina Series D Exchange Share per KML Series 4 Share, without interest, as applicable;

  (w)
  "KML Preferred Shareholders" means, collectively, the holders of outstanding KML Preferred Shares;

  (x)
  "KML Preferred Shares" means, collectively, the KML Series 1 Shares, the KML Series 2 Shares, the KML Series 3 Shares and the KML Series 4 Shares;

  (y)
  "KML Proxy Circular" means the notice of the KML Shareholders' Meeting to be sent to KML Voting Shareholders and KML Preferred Shareholders and the management proxy circular to be prepared in connection with the KML Shareholders' Meeting, together with any amendments thereto or supplements thereof made in accordance with the Arrangement Agreement, and any other registration statement, information circular or proxy statement which may be prepared in connection with the KML Shareholders' Meeting;

  (z)
  "KML Restricted Voting Shareholders" means the holders of KML Restricted Voting Shares;

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  (aa)
  "KML Restricted Voting Shares" means the restricted voting shares in the capital of KML;

  (bb)
  "KML Series 1 Shares" means the cumulative redeemable minimum rate reset Preferred Shares, Series 1 in the capital of KML;

  (cc)
  "KML Series 2 Shares" means the cumulative redeemable floating rate Preferred Shares, Series 2 in the capital of KML;

  (dd)
  "KML Series 3 Shares" means the cumulative redeemable minimum rate reset Preferred Shares, Series 3 in the capital of KML;

  (ee)
  "KML Series 4 Shares" means the cumulative redeemable floating rate Preferred Shares, Series 4 in the capital of KML;

  (ff)
  "KML Shareholders' Meeting" means such meeting or meetings of the KML Voting Shareholders and the KML Preferred Shareholders, including any adjournment thereof in accordance with the Arrangement Agreement, that is to be convened as provided by the Interim Order to consider, and if deemed advisable approve, the Arrangement;

  (gg)
  "KML Special Voting Share Consideration" means $0.000001 per KML Special Voting Share;

  (hh)
  "KML Special Voting Shareholders" means the holders of KML Special Voting Shares and associated Class B Units;

  (ii)
  "KML Special Voting Shares" means the special voting shares in the capital of KML;

  (jj)
  "KML Voting Shareholders" means, collectively, the KML Restricted Voting Shareholders and the KML Special Voting Shareholders;

  (kk)
  "KML Voting Shares" means, collectively, the KML Restricted Voting Shares and the KML Special Voting Shares;

  (ll)
  "Letter of Transmittal" means, as applicable, (i) in respect of the KML Restricted Voting Shares, the letter of transmittal sent to KML Restricted Voting Shareholders pursuant to which holders of KML Restricted Voting Shares are required to deliver certificates representing the KML Restricted Voting Shares to the Depositary in order to receive, on completion of the Arrangement, in exchange for each KML Restricted Voting Share, the Pembina Common Share Consideration; (ii) in respect of the KML Special Voting Shares and the Class B Units, the letter of transmittal pursuant to which KML Special Voting Shareholders are required to deliver certificates representing the KML Special Voting Shares and the Class B Units to Pembina in order to receive, on completion of the Arrangement, in exchange for each KML Special Voting Share, the KML Special Voting Share Consideration and for each Class B Units, the Pembina Common Share Consideration; and (iii) in respect of the KML Preferred Shares, the letter of transmittal sent to KML Preferred Shareholders pursuant to which KML Preferred Shareholders are required to deliver certificates representing the KML Preferred Shares to the Depositary in order to receive, on the Arrangement becoming effective and if the Preferred Share Condition is satisfied prior to the Effective Time, the applicable KML Preferred Share Consideration and the consideration to be paid pursuant to Section 3.1(g);

  (mm)
  "Limited Partnership" means Kinder Morgan Canada Limited Partnership, a limited partnership formed under the laws of the Province of Alberta, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms;

  (nn)
  "Limited Partnership Agreement" means the second amended and restated limited partnership agreement dated August 15, 2017 governing the Limited Partnership, as the same

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    may be amended, supplemented or otherwise modified from time to time in accordance with its terms;

  (oo)
  "Pembina" means Pembina Pipeline Corporation, a corporation existing under the ABCA;

  (pp)
  "Pembina Class A Preferred Shares" means the class A preferred shares in the capital of Pembina;

  (qq)
  "Pembina Common Share Consideration" means 0.3068 of a Pembina Common Share;

  (rr)
  "Pembina Common Shares" means the common shares in the capital of Pembina;

  (ss)
  "Pembina Exchange Preferred Shares" means, collectively, the Pembina Series A Exchange Shares, the Pembina Series B Exchange Shares, the Pembina Series C Exchange Shares and the Pembina Series D Exchange Shares, each as constituted on the Effective Date;

  (tt)
  "Pembina Series A Exchange Shares" means a series of the cumulative redeemable minimum rate reset Pembina Class A Preferred Shares, such shares having identical terms to the KML Series 1 Shares except that the issuer thereof will be Pembina, they will be convertible into Pembina Series B Exchange Shares instead of KML Series 2 Shares, references to KML Restricted Voting Shares will be to the Pembina Common Shares and there will be no mention of the KML Special Voting Shares;

  (uu)
  "Pembina Series B Exchange Shares" means a series of the cumulative redeemable floating rate Pembina Class A Preferred Shares, such shares having identical terms to the KML Series 2 Shares except that the issuer thereof will be Pembina, they will be convertible into Pembina Series A Exchange Shares instead of KML Series 1 Shares, references to KML Restricted Voting Shares will be to the Pembina Common Shares and there will be no mention of the KML Special Voting Shares;

  (vv)
  "Pembina Series C Exchange Shares" means a series of cumulative redeemable minimum rate reset Pembina Class A Preferred Shares, such shares having identical terms to the KML Series 3 Shares except that the issuer thereof will be Pembina, they will be convertible into Pembina Series D Exchange Shares instead of KML Series 4 Shares, references to KML Restricted Voting Shares will be to the Pembina Common Shares and there will be no mention of the KML Special Voting Shares;

  (ww)
  "Pembina Series D Exchange Shares" means a series of cumulative redeemable floating rate Pembina Class A Preferred Shares, such shares having identical terms to the KML Series 4 Shares except that the issuer thereof will be Pembina, they will be convertible into Pembina Series C Exchange Shares instead of KML Series 3 Shares, references to KML Restricted Voting Shares will be to the Pembina Common Shares and there will be no mention of the KML Special Voting Shares;

  (xx)
  "Pembina SubCo" means [    •    ], a corporation existing under the ABCA;

  (yy)
  "Plan" or "Plan of Arrangement" means this plan of arrangement as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, and "hereby", "hereof", "herein", "hereunder", "herewith" and similar terms refer to this plan of arrangement and not to any particular provision of this plan of arrangement;

  (zz)
  "Preferred Share Condition" means that the Preferred Shareholder Resolution is approved at the KML Shareholders' Meeting as specified in the Interim Order;

  (aaa)
  "Preferred Shareholder Resolution" means the special resolution of the KML Preferred Shareholders, voting together as a single class, in respect of the Arrangement to be considered

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    at the KML Shareholders' Meeting substantially in the form attached as Schedule C to the Arrangement Agreement;

  (bbb)
  "Registrar" means the Registrar of Corporations duly appointed pursuant to section 263 of the ABCA;

  (ccc)
  "Services Agreement" means the services agreement dated as of May 30, 2017 between Kinder Morgan Canada Services Inc., KML, Kinder Morgan Canada GP Inc. and the Limited Partnership, as amended and assigned as of August 31, 2018, and as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms; and

  (ddd)
  "Tax Act" means the Income Tax Act, R.S.C. 1985, c. 1 (5th Supp.), as amended, including the regulations promulgated thereunder, as amended from time to time.

1.2
The division of this Plan of Arrangement into articles, sections and subsections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Plan of Arrangement.

1.3
Unless reference is specifically made to some other document or instrument, all references herein to articles, sections and subsections are to articles, sections and subsections of this Plan of Arrangement.

1.4
Unless the context otherwise requires, words importing the singular number shall include the plural and vice versa; words importing any gender shall include all genders; and words importing persons shall include individuals, partnerships, associations, corporations, funds, unincorporated organizations, governments, regulatory authorities, and other entities. The words "include", "includes" and "including" shall be deemed to be followed by the words "without limitation" whether or not they are in fact followed by those words or words of like import.

1.5
Unless otherwise specified, all references to "dollars" or "$" shall mean Canadian dollars.

1.6
In the event that the date on which any action is required to be taken hereunder by any person is not a Business Day in the place where the action is required to be taken, such action shall be required to be taken on the next succeeding day which is a Business Day in such place.

1.7
Time shall be of the essence in every matter or action contemplated hereunder. All times expressed herein or in a Letter of Transmittal are local time in Calgary, Alberta unless otherwise stipulated herein or therein.

1.8
Unless otherwise stated, all references in this Plan of Arrangement to sums of money are expressed in lawful money of Canada.

1.9
References in this Plan of Arrangement to any statute or sections thereof shall include such statute as amended or substituted from time to time in effect.

ARTICLE 2
ARRANGEMENT AGREEMENT

2.1
This Plan of Arrangement is made pursuant and subject to the provisions of and forms part of the Arrangement Agreement.

2.2
This Plan of Arrangement, upon the filing of the Articles of Arrangement and the issue of the Certificate, will become effective on, and be binding on and after, the Effective Time on: (a) all registered and beneficial KML Voting Shareholders (including Dissenting KML Shareholders); (b) if the Preferred Share Condition is satisfied prior to the Effective Time, all registered and beneficial KML Preferred Shareholders (including Dissenting KML Shareholders); (c) KML;

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  (d) the Limited Partnership and its partners; (e) the parties to the Cooperation Agreement; (f) the parties to the Services Agreement; and (g) Pembina.

2.3
The Articles of Arrangement and Certificate shall be filed and issued, respectively, with respect to this Arrangement in its entirety. The Certificate shall be conclusive evidence that the Arrangement has become effective, including that each of the provisions of Article 3 have become effective in the sequence set out therein. If no Certificate is required to be issued by the Registrar pursuant to subsection 193(11) of the ABCA, the Arrangement shall become effective at the Effective Time on the date the Articles of Arrangement are filed with the Registrar pursuant to subsection 193(10) of the ABCA.

ARTICLE 3
ARRANGEMENT

3.1
Commencing at the Effective Time, each of the events set out below shall occur and shall be deemed to occur in the following order without any further act or formality except as otherwise provided herein.

DISSENTING KML SHAREHOLDERS

  (a)
  Subject to Article 4, the KML Restricted Voting Shares and, if the Preferred Share Condition is satisfied prior to the Effective Time, the KML Preferred Shares held by Dissenting KML Shareholders shall be deemed to have been transferred to Pembina (free and clear of any Encumbrances) and cancelled, and such Dissenting KML Shareholders shall cease to have any rights as KML Restricted Voting Shareholders or KML Preferred Shareholders, as applicable, other than the right to be paid the fair value of their KML Restricted Voting Shares or KML Preferred Shares, as the case may be, in accordance with Article 4, and the names of such holders shall be removed from the register of KML Restricted Voting Shareholders or KML Preferred Shareholders, as applicable, and Pembina shall be recorded as the registered holder of KML Restricted Voting Shares and KML Preferred Shares so transferred;

TERMINATION OF THE COOPERATION AGREEMENT

  (b)
  the Cooperation Agreement shall be terminated and shall cease to have any further force or effect;

TERMINATION OF THE SERVICES AGREEMENT

  (c)
  the Services Agreement shall be terminated and shall cease to have any further force or effect;

AMENDMENT OF THE LIMITED PARTNERSHIP AGREEMENT

  (d)
  the Limited Partnership Agreement shall be amended to facilitate the transactions in this Plan of Arrangement;

ACQUISITION OF CLASS B UNITS BY KML

  (e)
  each issued and outstanding Class B Unit shall be transferred by the holder thereof without any further action on its part (free and clear of any Encumbrances) to KML in exchange for one fully paid non-assessable KML Restricted Voting Shares, and KML shall be deemed to be

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    the legal and beneficial owner of such transferred Class B Unit (free and clear of any Encumbrances), and upon such exchange:

    (i)
    the holders of such Class B Units shall cease to be the holders of Class B Units and the names of such holders shall be removed from the register of holders of Class B Units; and

    (ii)
    KML shall become the holder of the Class B Units so exchanged and shall be added to the register of holders of Class B Units as the registered holder of such units;

ACQUISITION OF KML SPECIAL VOTING SHARES BY PEMBINA

  (f)
  each issued and outstanding KML Special Voting Share shall be transferred by the holder thereof without any further action on its part (free and clear of any Encumbrances) to Pembina in exchange for the KML Special Voting Share Consideration, and Pembina shall be deemed to be the legal and beneficial owner of such transferred KML Special Voting Share (free and clear of any Encumbrances), and upon such exchange:

  (i)
  the holders of such KML Special Voting Shares shall cease to be the holders of KML Special Voting Shares and the names of such holders shall be removed from the register of KML Special Voting Shareholders; and

  (ii)
  Pembina shall become the holder of the KML Special Voting Shares so exchanged and shall be added to the register of KML Special Voting Shareholders as the registered holder of such shares;

Provided that the Preferred Share Condition is satisfied prior to the Effective Time, the following provisions 3.1(g), (h) and (i) and shall operate:

  (g)
  in respect of each KML Preferred Share, all accrued and unpaid dividends thereon up to, but excluding, the Effective Date shall be paid by KML in cash to the Depositary who will deliver such applicable consideration to each holder of KML Preferred Shares in connection with its deposit of KML Preferred Shares as contemplated herein;

Amalgamation

  (h)
  Pembina SubCo and KML shall be amalgamated and continued as one corporation under the ABCA in accordance with this Plan, including the following:

  (i)
  Name.    The name of Amalco shall be the name of Pembina SubCo;

  (ii)
  Share Provisions.    The share provisions and authorized share capital of Amalco shall be the same as the share provisions and authorized share capital of Pembina SubCo;

  (iii)
  Directors and Officers.

  (A)
  Initial Directors.    The directors of Amalco shall be the same as the directors of Pembina SubCo; and

  (B)
  Initial Officers.    The officers of Amalco shall be the same as the officers of Pembina SubCo;

  (iv)
  Business and Powers.    There shall be no restrictions on the business that Amalco may carry on or on the powers it may exercise;

  (v)
  Other Provisions.    The other provisions forming part of the articles of Amalco shall be the same as the respective provision of the articles of KML as such existed immediately prior to the Effective Time;

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    (vi)
    By-laws.    The by-laws of Amalco shall be the by-laws of Pembina SubCo;

    (vii)
    Registered Office.    The registered office of Amalco shall be the registered office of Pembina SubCo;

    (viii)
    Effect of Amalgamation.    The following shall be the effect of the Amalgamation:

    (A)
    all of the property of each of Pembina SubCo and KML shall continue to be the property of Amalco;

    (B)
    Amalco shall continue to be liable for the obligations of each of Pembina SubCo and KML;

    (C)
    any existing cause of action, claim or liability to prosecution of Pembina SubCo or KML shall be unaffected;

    (D)
    any civil, criminal or administrative action or proceeding pending by or against either of Pembina SubCo or KML may be continued to be prosecuted by or against Amalco; and

    (E)
    a conviction against, or ruling, order or judgment in favour of or against, either of Pembina SubCo or KML may be enforced by or against Amalco;

    (ix)
    Articles.    The articles of amalgamation of Amalco filed shall be deemed to be the articles of incorporation of Amalco, and the certificate of amalgamation of Amalco shall be deemed to be the certificate of incorporation of Amalco; and

    (x)
    Inconsistency with Laws.    To the extent any of the provisions of this Plan of Arrangement is deemed to be inconsistent with applicable laws, this Plan of Arrangement shall be automatically adjusted to remove such inconsistency;

  (i)
  pursuant to the Amalgamation:

  (i)
  each KML Restricted Voting Share (other than those held by Dissenting KML Shareholders) shall be cancelled in exchange for the Pembina Common Share Consideration;

  (ii)
  each KML Preferred Share (other than those held by Dissenting KML Shareholders) shall be cancelled in exchange for the applicable KML Preferred Share Consideration;

  (iii)
  each KML Special Voting Share shall be cancelled;

  (iv)
  each common share of Pembina SubCo shall be converted into one common share of Amalco;

  (v)
  the aggregate paid-up capital of the KML Restricted Voting Shares immediately prior to the Effective Time shall be added to the stated capital account maintained by Pembina in respect of the Pembina Common Shares;

  (vi)
  the aggregate stated capital of the KML Series 1 Shares, KML Series 2 Shares, KML Series 3 Shares and KML Series 4 Shares shall be added to the stated capital account maintained by Pembina in respect of the Pembina Series A Exchange Shares, Pembina Series B Exchange Shares, Pembina Series C Exchange Shares, Pembina Series D Exchange Shares, respectively;

  (vii)
  the aggregate stated capital of the common shares of Amalco will be an amount equal to the aggregate of the paid-up capital for the purposes of the Tax Act of (A) the KML Restricted Voting Shares and the KML Preferred Shares outstanding immediately before the Amalgamation, and (B) any shares of Pembina SubCo outstanding immediately prior to the Effective Time;

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    (viii)
    the holders of such KML Restricted Voting Shares shall cease to be the holders of KML Restricted Voting Shares and the names of such holders shall be removed from the register of KML Restricted Voting Shareholders;

    (ix)
    the former holders of KML Restricted Voting Shares shall be added to the register of Pembina Common Shares;

    (x)
    the holders of such KML Preferred Shares shall cease to be the holders of KML Preferred Shares and the names of such holders shall be removed from the register of KML Preferred Shareholders;

    (xi)
    the former holders of KML Preferred Shares shall be added to the register of the applicable Pembina Exchange Preferred Shares;

    (xii)
    the holders of the KML Special Voting Shares and the common shares of Pembina SubCo shall cease to be the holders thereof and the names of such holders shall be removed from the register of KML Special Voting Shares and the common shares of Pembina SubCo; and

    (xiii)
    the former holders of the common shares of Pembina SubCo shall be added to the register of the common shares of Amalco in accordance with the foregoing.

Unless the Preferred Share Condition is satisfied prior to the Effective Time, the following provision 3.1(j) shall operate:

ACQUISITION OF KML RESTRICTED VOTING SHARES BY PEMBINA

  (j)
  each issued and outstanding KML Restricted Voting Share (other than those held by Dissenting KML Shareholders) shall be transferred by the holder thereof without any further action on its part (free and clear of any Encumbrances) to Pembina in exchange for the Pembina Common Share Consideration, and Pembina shall be deemed to be the legal and beneficial owner of such transferred KML Restricted Voting Share (free and clear of any Encumbrances), and upon such exchange:

  (i)
  the holders of such KML Restricted Voting Shares shall cease to be the holders of KML Restricted Voting Shares and the names of such holders shall be removed from the register of KML Restricted Voting Shareholders;

  (ii)
  Pembina shall become the holder of the KML Restricted Voting Shares so exchanged and shall be added to the register of KML Restricted Voting Shareholders as the registered holder of such shares; and

  (iii)
  the aggregate paid-up capital of the KML Restricted Voting Shares immediately prior to the Effective Time shall be added to the stated capital account maintained by Pembina in respect of the Pembina Common Shares; and

3.2
KML, Pembina SubCo (if applicable), Pembina and the Depositary shall be entitled to deduct and withhold from any consideration or amount otherwise payable to any former KML Voting Shareholder or KML Preferred Shareholder, if applicable, such amounts as KML, Pembina SubCo (if applicable), Pembina, or the Depositary, as the case may be, may determine is required or permitted to deduct and withhold with respect to such payment under the Tax Act, the United States Internal Revenue Code of 1986 or any provision of federal, provincial, territorial, state, local or foreign tax law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the former KML Voting Shareholder or KML Preferred Shareholder, as the case may be, in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the

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  appropriate taxing authority. To the extent that the amount so required to be deducted or withheld from any payment to a former KML Voting Shareholder or KML Preferred Shareholder exceeds the cash consideration otherwise payable to the holder, KML, Pembina SubCo (if applicable), Pembina and the Depositary are hereby authorized to sell or otherwise dispose of any property or amount otherwise payable to such former KML Voting Shareholder or KML Preferred Shareholder pursuant to this Plan of Arrangement to the extent necessary to provide sufficient funds to KML, Pembina SubCo (if applicable), Pembina or the Depositary, as the case may be, to enable it to comply with such deduction or withholding requirement and KML, Pembina SubCo (if applicable), Pembina or the Depositary, as the case may be, shall remit to such former KML Voting Shareholder or KML Preferred Shareholder any unapplied balance of the net proceeds of such sale.

3.3
The holders of Class B Units whose Class B Units are exchanged for KML Restricted Voting Shares pursuant to Section 3.1(e) shall be entitled to make a joint income tax election pursuant to section 85 of the Tax Act (and any analogous provision of provincial income tax law) with respect to the transfer by providing two signed copies of the necessary joint election form to KML (or Amalco, as its successor by amalgamation) within 90 days of the Effective Date, in the prescribed form, duly completed including with the details of the number of Class B Units transferred and the applicable agreed amount (within the prescribed limits pursuant to the Tax Act) for the purposes of such joint election. Pembina shall cause Amalco, within 30 days of receiving the completed form, sign and return such form to the holder for filing by such holder with the Canada Revenue Agency (and any applicable provincial tax authority). None of Pembina SubCo, Pembina or KML, nor any successor thereof, shall be responsible for the proper completion and filing of any joint election form, and except for the obligation to sign and return the duly completed joint election forms which are received within 90 days of the Effective Date, for any taxes, interest or penalties arising as a result of the failure of a holder of Class B Units to properly or timely complete and file such joint election forms in the form and manner prescribed by the Tax Act (or any applicable provincial legislation).

3.4
Pembina shall cause the general partner of the Limited Partnership to file an amendment to the certificate of limited partnership of the Limited Partnership to reflect the transfer pursuant to Section 3.1(e).

ARTICLE 4
DISSENTING KML SHAREHOLDERS

4.1
Each registered holder of KML Restricted Voting Shares or KML Preferred Shares shall have the right to dissent with respect to the Arrangement in accordance with the Interim Order and this Article 4. Notwithstanding subsection 191(5) of the ABCA, the written objection to the Arrangement referred to in subsection 191(5) of the ABCA must be received by KML from the Dissenting KML Shareholder not later than 4:00 p.m. on the date that is five Business Days prior to the date of the KML Shareholders' Meeting, all in accordance with the Interim Order.

4.2
A Dissenting KML Shareholder shall, at the Effective Time, cease to have any rights as a holder of KML Restricted Voting Shares or, if the Preferred Share Condition is satisfied prior to the Effective Time, KML Preferred Shares, as the case may be, other than as set forth herein, and shall only be entitled to be paid by Pembina the fair value of the holder's KML Restricted Voting Shares or KML Preferred Shares, as the case may be. A Dissenting KML Shareholder who is entitled to be paid by Pembina the fair value of the holder's KML Restricted Voting Shares or KML Preferred Shares, as the case may be, shall, pursuant to Section 3.1(a), be deemed to have transferred the holder's KML Restricted Voting Shares or KML Preferred Shares, as the case may be, (free and clear of any Encumbrances) to Pembina for cancellation without any further act or formality notwithstanding the provisions of section 191 of the ABCA.

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4.3
A Dissenting KML Shareholder who for any reason is not ultimately entitled to be paid the fair value of the holder's KML Restricted Voting Shares or KML Preferred Shares, as the case may be, shall be deemed to have participated in the Arrangement on the same basis as a non-dissenting holder of KML Restricted Voting Shares or KML Preferred Shareholders (provided, in the case of KML Preferred Shares, that the Preferred Share Condition is satisfied prior to the Effective Time) notwithstanding the provisions of section 191 of the ABCA.

4.4
The fair value of the KML Restricted Voting Shares shall be determined as of the close of business on the last Business Day before the day on which the Arrangement Resolution is approved by the holders of KML Voting Shares. The fair value of the KML Preferred Shares shall be determined as at the close of business on the last Business Day before the day on which the Preferred Shareholder Resolution is approved by the KML Preferred Shareholders.

4.5
In no event shall KML or Pembina be required to recognize any Dissenting KML Shareholder as a KML Restricted Voting Shareholder or (if the Preferred Share Condition is satisfied prior to the Effective Time) a KML Preferred Shareholder, as the case may be, after the Effective Time.

4.6
For greater certainty, in addition to any other restrictions in section 191 of the ABCA: (a) any person who has voted in favour of the Arrangement Resolution shall not be entitled to dissent with respect to such person's KML Restricted Voting Shares for the Arrangement; and (b) any person who has voted in favour of the Preferred Shareholder Resolution shall not be entitled to dissent with respect to such person's KML Preferred Shares for the Arrangement. In addition, a Dissenting KML Shareholder may only exercise Dissent Rights in respect of all, and not less than all, of its KML Restricted Voting Shares or KML Preferred Shares, as the case may be.

4.7
Notwithstanding any provision to the contrary in this Plan of Arrangement, if the Preferred Share Condition is not satisfied prior to the Effective Time, the right to dissent provided for in this Article 4 shall cease to apply to KML Preferred Shareholders and any written objection to the Arrangement sent by a KML Preferred Shareholder shall be null and void.

ARTICLE 5
OUTSTANDING CERTIFICATES AND FRACTIONAL SHARES

5.1
Forthwith following the Effective Time, Pembina and KML shall, subject to Section 5.2, (a) cause to be issued (i) to the KML Restricted Voting Shareholders, the number of Pembina Common Shares issuable in respect of the KML Restricted Voting Shares required by Section 3.1(j) or Section 3.1(i) if the Preferred Share Condition is satisfied prior to the Effective Time, and (ii) to the holders of Class B Units, the number of Pembina Common Shares issuable in respect of the Class B Units required by Section 3.1(e); (b) cause to be paid to the KML Special Voting Shareholders, the aggregate KML Special Voting Share Consideration in respect of the KML Special Voting Shares required by Section 3.1(f); and (c) if the Preferred Share Condition is satisfied prior to the Effective Time, cause to be issued the number of Pembina Exchange Preferred Shares issuable, in respect of the KML Preferred Shares required by Section 3.1(i) and cause the consideration to be paid as required by Section 3.1(g).

5.2
Upon surrender to the Depositary (in respect of the KML Restricted Voting Shares or the KML Preferred Shares) or Pembina (in respect of the KML Special Voting Shares and the Class B Units), as applicable, for cancellation of a certificate or certificates (as applicable) which, immediately prior to the Effective Time, represented outstanding KML Voting Shares, Class B Units or KML Preferred Shares, as the case may be, together with a duly completed and executed applicable Letter of Transmittal and such additional documents and instruments as the Depositary or Pembina, as applicable, may reasonably require, each KML Voting Shareholder or KML Preferred Shareholder represented by such surrendered certificate(s) shall be entitled to receive in exchange therefor, and the Depositary or Pembina, as applicable shall deliver to such holder, the

C-A-12

  consideration which such holder has the right to receive under this Plan of Arrangement for such KML Voting Shares, Class B Units or KML Preferred Shares, as the case may be, less any amounts withheld pursuant to Section 3.2, and any certificate(s) so surrendered shall forthwith be cancelled.

5.3
Until deposited as contemplated by Section 5.2, each certificate that immediately prior to the Effective Time represented KML Voting Shares, Class B Units or, if the Preferred Share Condition is satisfied prior to the Effective Time, KML Preferred Shares shall be deemed after the Effective Time to represent only the right to receive upon such deposit the consideration and other property to which the holders of such KML Voting Shares, Class B Units or KML Preferred Shares, as applicable, are entitled under the Arrangement, or as to those held by Dissenting KML Shareholders, other than those Dissenting KML Shareholders deemed to have participated in the Arrangement pursuant to Section 4.3, to receive the fair value of the KML Voting Shares, Class B Units or KML Preferred Shares, as applicable, represented by such certificates. Any such certificate formerly representing KML Voting Shares, Class B Units and, if the Preferred Share Condition is satisfied prior to the Effective Time, KML Preferred Shares not duly surrendered on or before the last Business Day prior to the third anniversary of the Effective Date shall cease to represent a claim by or interest of any former KML Voting Shareholder or KML Preferred Shareholder, as applicable, of any kind or nature against KML, Pembina or Pembina SubCo (if applicable). On such date, all consideration and other property to which such former holder was entitled shall be deemed to have been surrendered to KML, Pembina or Pembina SubCo (if applicable), as applicable.

5.4
No KML Voting Shareholder or, if the Preferred Share Condition is satisfied prior to the Effective Time, KML Preferred Shareholder shall be entitled to receive any consideration with respect to such KML Voting Shares, Class B Units or KML Preferred Shares, as applicable, other than the consideration and other property to which such holder is entitled to receive under the Arrangement and, for greater certainty, no such holder will be entitled to receive any interest, dividend (other than as contemplated under the Arrangement), premium or other payment in connection therewith.

5.5
If any certificate which immediately prior to the Effective Time represented an interest in outstanding KML Voting Shares, Class B Units or KML Preferred Shares, as applicable, that were exchanged pursuant to Section 3.1 has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to have been lost, stolen or destroyed, the Depositary (in respect of the KML Restricted Voting Shares and the KML Preferred Shares) or Pembina (in respect of the KML Special Voting Shares and the Class B Units), as applicable, will issue and deliver in exchange for such lost, stolen or destroyed certificate the consideration and other property to which the holder is entitled pursuant to the Arrangement as determined in accordance with the Arrangement. The person who is entitled to receive such consideration and other property shall, as a condition precedent to the receipt thereof, give a bond satisfactory to Pembina and its transfer agent in such form as is satisfactory to Pembina and such transfer agent, or otherwise indemnify KML, Pembina, Pembina SubCo (if applicable) and the transfer agent, to the reasonable satisfaction of such persons, against any claim that may be made against any of them with respect to the certificate alleged to have been lost, stolen or destroyed.

5.6
No certificates representing fractional Pembina Common Shares shall be issued under the Arrangement. In lieu of any fractional Pembina Common Shares, each registered KML Restricted Voting Shareholder otherwise entitled to a fractional interest in Pembina Common Shares will receive the nearest whole number of Pembina Common Shares. For greater certainty, where such fractional interest is greater than or equal to 0.5, the number of Pembina Common Shares to be issued will be rounded up to the nearest whole number and where such fractional interest is less than 0.5, the number of Pembina Common Shares to be issued will be rounded down to the

C-A-13

  nearest whole number. In calculating such fractional interests, all KML Restricted Voting Shares registered in the name of or beneficially held by a holder thereof and its nominee(s) shall be aggregated.

ARTICLE 6
AMENDMENTS

6.1
KML and Pembina may amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that each such amendment, modification and/or supplement must be: (a) set out in writing; (b) approved by KML and Pembina; (c) filed with the Court and, if made following the KML Shareholders' Meeting, approved by the Court; and (d) communicated to KML Voting Shareholders and/or KML Preferred Shareholders, if and as required by the Court.

6.2
Any amendment, modification or supplement to this Plan of Arrangement may be proposed by KML or Pembina at any time prior to or at the KML Shareholders' Meeting (provided that the other shall have approved it, acting reasonably) with or without any other prior notice or communication, and if so proposed and accepted, in the manner contemplated and to the extent required by the Arrangement Agreement by the persons voting at the KML Shareholders' Meeting (other than as may be required under the Interim Order or other order of the Court), shall become part of this Plan of Arrangement for all purposes.

6.3
Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the KML Shareholders' Meeting shall be effective only (a) if it is approved in writing by each of KML and Pembina (each acting reasonably), and (b) if required by the Court or applicable law, it is approved by the KML Voting Shareholders and/or KML Preferred Shareholders.

6.4
Any amendment, modification or supplement to this Plan of Arrangement may be made following the Effective Time provided that it is approved in writing by each of Pembina and KML, if it concerns a matter which, in the reasonable opinion of each of Pembina and KML, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and it is not adverse to the financial or economic interests of any former KML Voting Shareholder and, if the Preferred Share Condition is satisfied prior to the Effective Time, any former holder of KML Preferred Shares.

6.5
Notwithstanding anything else contained herein, in the circumstances where the Preferred Share Condition is not satisfied at the KML Shareholders' Meeting, KML shall amend this Plan of Arrangement to exclude the KML Preferred Shares under this Plan of Arrangement and matters ancillary thereto.

ARTICLE 7
FURTHER ASSURANCES

7.1
Notwithstanding that the transactions and events set out herein shall occur and shall be deemed to occur in the order set out in this Plan without any further act or formality, each of KML and Pembina shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required in order further to document or evidence any of the transactions or events set out herein.

7.2
From and after the Effective Time (a) this Plan shall take precedence and priority over any and all rights related to KML Voting Shares, Class B Units and, if the Preferred Share Condition is satisfied prior to the Effective Time, KML Preferred Shares issued prior to the Effective Time; (b) the rights and obligations of the holders of KML Voting Shares, Class B Units and, if the

C-A-14

  Preferred Share Condition is satisfied prior to the Effective Time, holders of KML Preferred Shares and, in each case, any respective trustee and transfer agent therefor, shall be solely as provided for in this Plan; and (c) all actions, causes of actions, claims or proceedings (actual or contingent, and whether or not previously asserted) based on or in any way relating to KML Voting Shares, Class B Units and, if the Preferred Share Condition is satisfied prior to the Effective Time, KML Preferred Shares shall be deemed to have been settled, compromised, released and determined without liability except as set forth herein.

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SCHEDULE B

FORM OF ARRANGEMENT RESOLUTION

BE IT RESOLVED, AS A SPECIAL RESOLUTION, THAT:

        (1)   The arrangement (the "Arrangement") under section 193 of the Business Corporations Act (Alberta) (the "ABCA") involving Kinder Morgan Canada Limited (the "Company"), as more particularly described and set forth in the management proxy circular (the "Circular") of the Company accompanying the notice of this meeting, as the Arrangement may be modified or amended in accordance with its terms, is hereby authorized, approved and adopted.

        (2)   The plan of arrangement (the "Plan of Arrangement") involving the Company, the full text of which is set out as Schedule A to the Arrangement Agreement dated effective as of August 20, 2019, as amended and restated as of September 10, 2019, between Pembina Pipeline Corporation and the Company (the "Arrangement Agreement"), as the Plan of Arrangement may be modified or amended in accordance with its terms, is hereby authorized, approved and adopted.

        (3)   The Arrangement Agreement, the actions of the directors of the Company in approving the Arrangement Agreement and the actions of the directors and officers of the Company in executing and delivering the Arrangement Agreement and any amendments thereto in accordance with its terms are hereby ratified and approved.

        (4)   Notwithstanding that this resolution has been passed (and the Plan of Arrangement adopted) by the KML Shareholders (as defined in the Arrangement Agreement) or that the Arrangement has been approved by the Court of Queen's Bench of Alberta, the directors of the Company are hereby authorized and empowered, without further notice to or approval of the KML Shareholders (i) to amend the Arrangement Agreement or the Plan of Arrangement, to the extent permitted by the Arrangement Agreement and the Plan of Arrangement, and (ii) subject to the terms of the Arrangement Agreement, to disregard the KML Shareholders' approval and not proceed with the Arrangement.

        (5)   Any one director or officer of the Company be and is hereby authorized and directed for and on behalf of the Company to execute, under the corporate seal of the Company or otherwise, and to deliver to the Registrar under the ABCA for filing articles of arrangement and such other documents as are necessary or desirable to give effect to the Arrangement and the Plan of Arrangement in accordance with the Arrangement Agreement.

        (6)   Any one director or officer of the Company be and is hereby authorized and directed for and on behalf of the Company to execute or cause to be executed, under the corporate seal of the Company or otherwise, and to deliver or cause to be delivered, all such other documents and instruments and to perform or cause to be performed all such other acts and things as in such person's opinion may be necessary or desirable to give full effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or the doing of any such act or thing.

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SCHEDULE C

FORM OF PREFERRED SHAREHOLDER RESOLUTION

BE IT RESOLVED, AS A SPECIAL RESOLUTION, THAT:

        (1)   The arrangement (the "Arrangement") under section 193 of the Business Corporations Act (Alberta) (the "ABCA") involving Kinder Morgan Canada Limited (the "Company"), as more particularly described and set forth in the management proxy circular (the "Circular") of the Company accompanying the notice of this meeting, as the Arrangement may be modified or amended in accordance with its terms, is hereby authorized, approved and adopted.

        (2)   The plan of arrangement (the "Plan of Arrangement") involving the Company, the full text of which is set out as Schedule A to the Arrangement Agreement dated effective as of August 20, 2019, as amended and restated as of September 10, 2019 between Pembina Pipeline Corporation and the Company (the "Arrangement Agreement"), as the Plan of Arrangement may be modified or amended in accordance with its terms, is hereby authorized, approved and adopted.

        (3)   The Arrangement Agreement, the actions of the directors of the Company in approving the Arrangement Agreement and the actions of the directors and officers of the Company in executing and delivering the Arrangement Agreement and any amendments thereto in accordance with its terms are hereby ratified and approved.

        (4)   Notwithstanding that this resolution has been passed (and the Plan of Arrangement adopted) by the KML Preferred Shareholders (as defined in the Arrangement Agreement) or that the Arrangement has been approved by the Court of Queen's Bench of Alberta, the directors of the Company are hereby authorized and empowered, without further notice to or approval of the KML Preferred Shareholders (a) to amend the Arrangement Agreement or the Plan of Arrangement, to the extent permitted by the Arrangement Agreement or the Plan of Arrangement, and (b) subject to the terms of the Arrangement Agreement, to disregard the KML Preferred Shareholders' approval and not proceed with the Arrangement.

        (5)   Any one director or officer of the Company be and is hereby authorized and directed for and on behalf of the Company to execute, under the corporate seal of the Company or otherwise, and to deliver to the Registrar under the ABCA for filing articles of arrangement and such other documents as are necessary or desirable to give effect to the Arrangement and the Plan of Arrangement in accordance with the Arrangement Agreement.

        (6)   Any one director or officer of the Company be and is hereby authorized and directed for and on behalf of the Company to execute or cause to be executed, under the corporate seal of the Company or otherwise, and to deliver or cause to be delivered, all such other documents and instruments and to perform or cause to be performed all such other acts and things as in such person's opinion may be necessary or desirable to give full effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document, agreement or instrument or the doing of any such act or thing.

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SCHEDULE D

REPRESENTATIONS AND WARRANTIES OF PEMBINA

        (a)    Organization and Qualification.    Each of Pembina and its Subsidiaries (i) is an entity duly existing under the Laws of its jurisdiction, (ii) has all necessary corporate or partnership, as applicable, power and authority to own its respective properties and carry on the business as respectively presently carried on thereby, and (iii) is duly licensed, registered or qualified in all necessary jurisdictions, except where a failure to be so licensed, registered or qualified would not reasonably be expected to result in a Material Adverse Effect in respect of Pembina and its Subsidiaries, taken as a whole. Copies of the constating documents of Pembina and its Subsidiaries, together with all amendments to the date hereof, have been made available to KML and are accurate and complete in all material respects as of the date hereof and have not been amended or superseded.

        (b)    Authority Relative to this Agreement.    Pembina has the requisite corporate authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the participation by Pembina in the Arrangement contemplated hereby have been duly authorized by the board of directors of Pembina and no other corporate proceedings on the part of Pembina (including any vote or approval by or on behalf of any class of securities of Pembina) are necessary to authorize this Agreement or the Arrangement. This Agreement has been duly executed and delivered by Pembina and constitutes a legal, valid and binding obligation of Pembina enforceable against it in accordance with its terms, subject to the qualification that such enforceability may be limited by bankruptcy, insolvency, reorganization or other Laws of general application relating to or affecting rights of creditors and that equitable remedies, including specific performance, are discretionary and may not be ordered.

        (c)    Subsidiaries.    Pembina has no Subsidiaries, nor does it own, directly or indirectly, any interests in any other joint ventures, corporations, partnerships or other entities (whether or not incorporated), other than as disclosed in the Pembina Disclosure Letter.

        (d)    Ownership of Subsidiaries.    Except as disclosed in the Pembina Disclosure Letter, Pembina is the beneficial direct or indirect owner of all of the outstanding securities and other ownership interests of Pembina's Subsidiaries with good title thereto free and clear of any and all Encumbrances (other than Permitted Encumbrances). Except as disclosed in the Pembina Disclosure Letter, no Person has any agreement or option, or right or privilege (whether pre-emptive or contractual) capable of becoming an agreement or option, for the purchase from Pembina, directly or indirectly, of any securities of any of Pembina's Subsidiaries and none of the outstanding securities of Pembina's Subsidiaries were issued in violation of or subject to the pre-emptive or similar rights of any Person. All outstanding securities or other ownership interests of Pembina's Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to, nor were they issued in violation of, any pre-emptive right.

        (e)    No Violation; Absence of Defaults.

  (i)
  neither Pembina nor any of its Subsidiaries is in violation of its constating documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any note, bond, mortgage, indenture, loan agreement, deed of trust, agreement, Encumbrance, contract or other instrument or obligation to which Pembina or any of its Subsidiaries is a party or to which any of them, or any of their respective properties or assets, may be subject or by which Pembina or any of its Subsidiaries is bound, except for such violations or defaults which would not result in a Material Adverse Effect in respect of Pembina and its Subsidiaries, taken as a whole;

  (ii)
  neither the execution and delivery of this Agreement by Pembina nor the consummation of the Arrangement contemplated hereby nor compliance by Pembina with any of the provisions

C-D-1

    hereof will: (A) violate, conflict with, or result in a breach of any provision of, require any consent, approval or notice under, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under any of the terms, conditions or provisions of (1) Pembina's or any of its Subsidiaries' constating documents, or (2) any note, bond, mortgage, indenture, loan agreement, deed of trust, agreement, Encumbrance, contract or other instrument or obligation to which Pembina or any of its Subsidiaries is a party or to which any of them, or any of their respective properties or assets, may be subject or by which Pembina or any of its Subsidiaries is bound; or (B) subject to compliance with the statutes and regulations referred to below and receipt of the Regulatory Approvals, violate any Laws, judgment, ruling, order, writ, injunction, determination, award, decree, statute, ordinance, rule or regulation applicable to Pembina, any of its Subsidiaries or any of their respective properties or assets; or (C) cause the suspension or revocation of any authorization, consent, approval or license currently in effect, except, in the case of each of clauses (A)(2), (B) or (C) above, for such violations, conflicts, breaches, defaults, suspensions or revocations which, or any consents, approvals or notices which if not given or received, would not have a Material Adverse Effect in respect of Pembina and its Subsidiaries, taken as a whole; and

  (iii)
  other than in connection with or in compliance with the provisions of applicable Canadian Securities Laws, U.S. Securities Laws, the ABCA, the Competition Act, the CTA or other similar applicable Laws (including any Laws that regulate competition, antitrust, foreign investment or transportation), the terms of the Interim Order and the Final Order in respect of the Arrangement and the filing of the Articles of Arrangement, (A) there is no legal impediment to Pembina's consummation of the Arrangement, and (B) no filing or registration with, or authorization, consent or approval of, any domestic or foreign public body or authority is required of Pembina in connection with the consummation of the Arrangement.

        (f)    Compliance with Laws.    Pembina and its Subsidiaries have complied with and are not in violation of any applicable Laws, other than non-compliance or violations which would not, individually or in aggregate, reasonably be expected to have a Material Adverse Effect on Pembina and its Subsidiaries, taken as a whole.

        (g)    Status.    Pembina is a reporting issuer (where such concept exists) in all provinces of Canada and is in material compliance with all applicable Canadian Securities Laws therein. Pembina is registered with the SEC under Section 12 of the U.S. Exchange Act, has filed all reports to be filed under the U.S. Exchange Act and is in material compliance with all applicable U.S. Securities Laws. The currently issued and outstanding Pembina Common Shares are listed and posted for trading on the Exchanges and the currently issued and outstanding Pembina Class A Preferred Shares are listed and posted for trading on the TSX, and Pembina is in material compliance with the rules of the Exchanges.

        (h)    Capitalization.    Pembina has authorized share capital consisting of an unlimited number of Pembina Common Shares, an unlimited number of Pembina Class A Preferred Shares issuable in series and limited in number to not more than 50% of the number of issued and outstanding Pembina Common Shares at the time of issuance of any such Pembina Class A Preferred Shares and an unlimited number of Pembina Class B Preferred Shares. There are issued and outstanding no more than 511,558,716 Pembina Common Shares and an aggregate of 99,800,000 Pembina Class A Preferred Shares (Series 1 to 22), each on the terms as publicly disclosed by Pembina and there are no other shares of any class or series outstanding. There are no more than 18,171,345 Pembina Common Shares issuable upon the exercise of outstanding Pembina Options. Other than (i) Pembina Class A Preferred Shares issuable on conversion of other Pembina Class A Preferred Shares on the terms as publicly disclosed by Pembina, (ii) Pembina Common Shares issuable upon exercise of the Pembina Options, and (iii) Pembina Common Shares issuable pursuant to rights issued under the Pembina Shareholder Rights Plan, each on the terms as publicly disclosed by Pembina, there are no options, warrants or other rights, shareholder rights plans, agreements or commitments of any character whatsoever

C-D-2

requiring the issuance, sale or transfer by Pembina of any shares of Pembina or any securities convertible into, or exchangeable or exercisable for, or otherwise evidencing a right to acquire, any shares of Pembina. All outstanding Pembina Common Shares and Pembina Class A Preferred Shares have, as applicable, been duly authorized and validly issued, are fully paid and non-assessable and are not subject to, nor were they issued in violation of, any pre-emptive rights, and all Pembina Common Shares issuable upon the exercise of the Pembina Options, and all Pembina Class A Preferred Shares issuable upon conversion of any Pembina Class A Preferred Shares, in accordance with their respective terms will be duly authorized and validly issued as fully paid and non-assessable and will not be subject to any pre-emptive rights.

        (i)    No Orders.    No order, ruling or determination having the effect of suspending the sale of, or ceasing the trading of, the Pembina Common Shares, any Pembina Class A Preferred Shares or any other securities of Pembina has been issued by any Governmental Entity and is continuing in effect and no proceedings for that purpose have been instituted, are pending or, to the knowledge of Pembina, are contemplated or threatened under any applicable Laws or by any other Governmental Entity.

        (j)    Reports.    Pembina has filed with Securities Regulators, a true and complete copy of all financial statements, annual information forms, material change reports, news releases, and other material forms, reports, schedules, statements, certifications and other documents required to be filed by it under applicable Laws (collectively, the "Pembina Disclosure Documents"). The Pembina Disclosure Documents filed since December 31, 2018, as of their respective dates or if amended, as of the date of such amendment, did not contain any Misrepresentation and complied in all material respects with all applicable Laws. Pembina has not filed any material change reports which continue to be confidential.

        (k)    Financial Statements.    Pembina's audited consolidated financial statements as at and for the fiscal years ended December 31, 2018 and 2017 and unaudited consolidated financial statements as at and for the three and six months ended June 30, 2019 (together, the "Pembina Financial Statements") have been prepared in conformity with IFRS (except (i) as otherwise indicated in such financial statements and the notes thereto or, in the case of audited financial statements, in the related report of Pembina's independent auditors or (ii) in the case of unaudited interim statements, to the extent they are subject to normal year-end adjustments) applied on a consistent basis throughout the periods involved and present fairly: (A) the financial position, changes in shareholders' equity, results of operations and cash flows of Pembina as at the dates of and for the periods referred to in such statements, and (B) the financial position of Pembina as at the date referred to in the balance sheet of Pembina, subject, in the case of any unaudited interim financial statements, to normal year-end audit adjustments and to disclosures that would be made in the notes thereto if they were audited financial statements.

        (l)    Absence of Certain Changes.    Since December 31, 2018:

  (i)
  there has not occurred any Material Adverse Change in respect of Pembina and its Subsidiaries, taken as a whole; and

  (ii)
  Pembina and its Subsidiaries have carried on their businesses in all material respects in the ordinary and normal course.

        (m)    Environmental.    Except as disclosed in the Pembina Disclosure Letter and to the knowledge of Pembina: (i) none of Pembina or any of its Subsidiaries is in violation of any Environmental Laws in any material respect; (ii) each of Pembina and its Subsidiaries has all permits, authorizations and approvals required under any applicable Environmental Laws to operate the Relevant Business of Pembina and are in material compliance with their requirements; (iii) there have not occurred any material spills, emissions or pollution on any property of Pembina or its Subsidiaries as a result of their operations, nor has Pembina or any of its Subsidiaries been subject to any stop orders, control orders,

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clean-up orders or reclamation orders under applicable Environmental Laws which remain open or outstanding; (iv) there are no pending administrative, regulatory or judicial actions, suits, demands, demand letters, claims, Encumbrances, orders, directions, notices of non-compliance or violation, investigation or proceedings relating to any Environmental Law against Pembina or any of its Subsidiaries, and Pembina has reasonably concluded that there are no facts or circumstances which would reasonably be expected to form the basis for any such administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, orders, directions, notices of non-compliance or violation, investigation or proceedings; and (v) Pembina has reasonably concluded that there are no costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) associated with the effect of Environmental Laws on various business, operations and properties of Pembina and its Subsidiaries that would be material to Pembina and its Subsidiaries, taken as a whole.

        (n)    Litigation.    Except as disclosed in the Pembina Disclosure Letter: (i) there is no material litigation or governmental or other proceeding or investigation before any Governmental Entity, in progress, pending or, to Pembina's knowledge, threatened (and Pembina does not know of any basis therefor) against, or involving, Pembina or any of its Subsidiaries; and (ii) there are no material matters under discussion with any Governmental Entity relating to material Taxes, governmental charges, orders or assessments asserted by any such authority involving Pembina or any of its Subsidiaries.

        (o)    Investment Canada Act.    Pembina is not a non-Canadian within the meaning of the Investment Canada Act (Canada).

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SCHEDULE E

REPRESENTATIONS AND WARRANTIES OF KML

        (a)    Organization and Qualification.    Each of KML and its Subsidiaries (other than KML JVs) (i) is an entity duly existing under the Laws of its jurisdiction, (ii) has all necessary corporate or partnership, as applicable, power and authority to own its respective properties and carry on the business as respectively presently carried on thereby, and (iii) is duly licensed, registered or qualified in all necessary jurisdictions, except where a failure to be so licensed, registered or qualified would not reasonably be expected to result in a Material Adverse Effect in respect of KML and its Subsidiaries, taken as a whole. Copies of the constating documents of KML and its Subsidiaries, together with all amendments to the date hereof, have been made available to Pembina and are accurate and complete in all material respects as of the date hereof and have not been amended or superseded.

        (b)    Authority Relative to this Agreement.    KML has the requisite corporate authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the participation by KML in the Arrangement contemplated hereby have been duly authorized by the KML Board and, subject to such approval of KML Shareholders as is stipulated by the Court in the Interim Order, no other corporate proceedings on the part of KML are necessary to authorize this Agreement or the Arrangement. This Agreement has been duly executed and delivered by KML and constitutes a legal, valid and binding obligation of KML enforceable against it in accordance with its terms, subject to the qualification that such enforceability may be limited by bankruptcy, insolvency, reorganization or other Laws of general application relating to or affecting rights of creditors and that equitable remedies, including specific performance, are discretionary and may not be ordered.

        (c)    Subsidiaries.    (i) Except as disclosed in the KML Disclosure Letter, KML does not have any Subsidiaries; and (ii) KML is not, directly or indirectly, "affiliated" with or a "holding corporation" of any other body corporate (within the meaning of those terms in the ABCA) other than KMI and its direct and indirect Subsidiaries, and, except as disclosed in the KML Disclosure Letter, KML is not, directly or indirectly, a partner of any partnerships, limited partnerships or joint ventures. Other than as contemplated in this Agreement or as provided in the constating documents of the applicable Subsidiary, none of KML's Subsidiaries is currently prohibited, directly or indirectly, from paying any dividends to KML or any of its Subsidiaries, from making any other distribution on such Subsidiary's securities or other ownership interests, or from repaying to KML or any of its Subsidiaries any loans or advances to such Subsidiary from KML or any of its Subsidiaries.

        (d)    Ownership of Subsidiaries.    KML is the beneficial direct or indirect owner of all of the outstanding securities and other ownership interests of KML's Subsidiaries (other than KML JVs) with good title thereto free and clear of any and all Encumbrances (other than Permitted Encumbrances). No Person has any agreement or option, or right or privilege (whether pre-emptive or contractual) capable of becoming an agreement or option, for the purchase from KML, directly or indirectly, of any securities of any of KML's Subsidiaries and none of the outstanding securities of KML's Subsidiaries were issued in violation of or subject to the pre-emptive or similar rights of any Person. All outstanding securities or other ownership interests of KML's Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to, nor were they issued in violation of, any pre-emptive right.

        (e)    No Violation; Absence of Defaults.

    (i)
    neither KML nor any of its Subsidiaries is in violation of its constating documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any note, bond, mortgage, indenture, loan agreement, deed of trust, agreement, Encumbrance, contract or other instrument or obligation to which KML

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      or any of its Subsidiaries is a party or to which any of them, or any of their respective properties or assets, may be subject or by which KML or any of its Subsidiaries is bound, except for such violations or defaults which would not result in a Material Adverse Effect in respect KML and its Subsidiaries, taken as a whole;

    (ii)
    except as disclosed in the KML Disclosure Letter, neither the execution and delivery of this Agreement by KML nor the consummation of the Arrangement contemplated hereby nor compliance by KML with any of the provisions hereof will: (A) violate, conflict with, or result in a breach of any provision of, require any consent, approval or notice under, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) or result in a right of termination or acceleration under, or result in the creation of any Encumbrance (other than Permitted Encumbrances) upon any of the properties or assets of KML or any of its Subsidiaries or cause any indebtedness to come due before its stated maturity or cause any credit to cease to be available, under any of the terms, conditions or provisions of (1) their respective constating documents (including any applicable partnership, shareholder or operating agreements), or (2) any note, bond, mortgage, indenture, loan agreement, deed of trust, agreement, Encumbrance, contract or other instrument or obligation to which KML or any of its Subsidiaries is a party or to which any of them, or any of their respective properties or assets, may be subject or by which KML or any of its Subsidiaries is bound; or (B) subject to compliance with the statutes and regulations referred to below, violate any Laws, judgment, ruling, order, writ, injunction, determination, award, decree, statute, ordinance, rule or regulation applicable to KML or any of its Subsidiaries or any of their respective properties or assets; or (C) cause the suspension or revocation of any authorization, consent, approval or license currently in effect, except, in the case of each of clauses (A)(2), (B) or (C) above, for such violations, conflicts, breaches, defaults, terminations, accelerations, creations of Encumbrances, suspensions or revocations which, or any consents, approvals or notices which if not given or received would not have a Material Adverse Effect in respect of KML and its Subsidiaries, taken as a whole; and

    (iii)
    other than in connection with or in compliance with the provisions of applicable Canadian Securities Laws, U.S. Securities Laws, the ABCA, KML Shareholder approval of the Arrangement Resolution, the Competition Act, the CTA or other similar applicable Laws (including any Laws that regulate competition, antitrust, foreign investment or transportation), the terms of the Interim Order and the Final Order in respect of the Arrangement and the filing of the Articles of Arrangement, (A) there is no legal impediment to KML's consummation of the Arrangement, and (B) no filing or registration with, or authorization, consent or approval of, any domestic or foreign public body or authority is required of KML in connection with the consummation of the Arrangement.

        (f)    Litigation.    Except as disclosed in the KML Disclosure Letter, (i) there is no material litigation or governmental or other proceeding or investigation before any Governmental Entity, in progress, pending or, to the knowledge of KML, threatened (and KML does not know of any basis therefor) against, or involving, KML or any of its Subsidiaries, and (ii) there are no material matters under discussion with any Governmental Entity relating to material Taxes, governmental charges, orders or assessments asserted by any such authority involving KML or any of its Subsidiaries.

        (g)    Taxes.    (i) all Tax Returns required to be filed by KML or any of its Subsidiaries have been filed and report all income and other amounts and information which KML and each of its Subsidiaries believes are required to be reported thereon; (ii) all Taxes and other assessments of a similar nature (whether imposed directly or through withholding), including any interest, additions to Tax or penalties applicable thereto of KML or any of its Subsidiaries due or claimed to be due by any Governmental

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Entity (including any Taxes payable by KML or any of its Subsidiaries in relation to the transactions contemplated by the TMX Agreement), if any, have been paid by the applicable entity, whether or not assessed by the appropriate Governmental Entity, other than non-material amounts or those being contested in good faith and for which KML or its applicable Subsidiary believe adequate reserves have been provided; (iii) neither KML or any of its Subsidiaries is a party to any agreement, waiver or arrangement with any Governmental Entity which relates to any extension of time with respect to the filing of any Tax Returns, elections, designations or similar filings relating to Taxes, any payment of Taxes or any assessment or collection thereof; (iv) each of KML and its Subsidiaries has timely collected the amounts on account of sales or transfer Taxes required by Law to be collected by it, if any, and has timely remitted to the appropriate Governmental Entity any such amounts required to be remitted by it, if any; (v) except as disclosed in the KML Disclosure Letter, there are no audits or investigations in progress, pending or, to the knowledge of KML, threatened, against KML or any of its Subsidiaries in respect of Taxes; (vi) there are no Encumbrances for Taxes, except for Taxes not yet due and payable, upon any of KML's or any of its Subsidiaries' assets; (vii) KML has made available to Pembina prior to the date hereof for review originals or true and complete copies of: (A) material portions of income tax audit reports, statements of deficiencies, closing or other agreements or correspondence concerning assessments, reassessments or audits pursuant to which a Governmental Entity has proposed amendments to previously filed Tax Returns received by or on behalf of KML or any of its Subsidiaries relating to Taxes; (B) any material federal, provincial, state, local or foreign income or franchise Tax Returns for KML or any of its Subsidiaries for all tax years beginning after January 1, 2016; and (C) all material written communications to or from any Governmental Entity relating to the Taxes of KML or any of its Subsidiaries over such period have been made available to Pembina prior to the date hereof; (viii) KML has furnished Pembina prior to the date hereof with originals or copies of all material elections, designations or similar filings relating to Taxes of KML and any of its Subsidiaries and any agreement or other arrangement in respect of Taxes or Tax Returns of KML and any of its Subsidiaries that has effect for any period ending after the Effective Date; (ix) KML has made available to Pembina prior to the date hereof originals or true and complete copies of all notices of assessments that have been received in respect of income, sales (including goods and services, harmonized sales and provincial or territorial sales) and capital tax liabilities of KML or any of its Subsidiaries for all taxation years or periods ending prior to and including the taxation year or period ended December 31, 2018; (x) each of KML and its Subsidiaries has duly and timely collected or self-assessed all amounts on account of any sales or transfer Taxes, including goods and services, harmonized sales and provincial or territorial sales Taxes, required by Law to be collected by it and have duly and timely remitted to the appropriate Governmental Entity any such amounts required by Law to be remitted by it; (xi) none of sections 17 or 78 or 80, 80.01, 80.02, 80.03 or 80.04 of the Tax Act, or any equivalent provision of the Tax legislation of any province or any other jurisdiction, have applied or will apply to any of KML or any of its Subsidiaries at any time up to and including the Effective Time; and (xii) none of KML or any of its Subsidiaries has acquired property from, or transferred property to, a non-arm's length Person, within the meaning of the Tax Act, for consideration the value of which is less than the fair market value of the property acquired or transferred or, in the case where such consideration included debt payable by the acquiror, for debt with a principal amount which is less than the fair market value of the property acquired or transferred in consideration of such debt.

        (h)    Tax Reserves.    KML has paid or provided adequate accruals in the KML Financial Statements for Taxes, including income taxes and related future income taxes, in conformity with GAAP.

        (i)    Status.    KML is a reporting issuer (where such concept exists) in all provinces and territories of Canada and is in material compliance with all applicable Canadian Securities Laws therein. KML is registered with the SEC under Section 12 of the U.S. Exchange Act and is in material compliance with all applicable U.S. Securities Laws. The KML Restricted Voting Shares and the KML Preferred Shares

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are listed and posted for trading on the TSX, and KML is in material compliance with the rules of the TSX.

        (j)    Capitalization.    KML has authorized share capital consisting of an unlimited number of KML Restricted Voting Shares, an unlimited number of KML Special Voting Shares and an unlimited number of preferred shares issuable in series, of which 34,944,993 KML Restricted Voting Shares, 81,353,820 KML Special Voting Shares (together with 81,353,820 associated Class B Units), 12,000,000 KML Series 1 Shares and 10,000,000 KML Series 3 Shares are issued and outstanding as of the date hereof. Other than (i) KML Series 2 Shares issuable on conversion of the KML Series 1 Shares and KML Series 4 Shares issuable on conversion of the KML Series 3 Shares; and (ii) KML Restricted Voting Shares issuable upon vesting of KML Awards, each on the terms as publicly disclosed on or prior to the date hereof or as disclosed in the KML Disclosure Letter, there are no options, warrants or other rights, shareholder rights plans, agreements or commitments of any character whatsoever requiring the issuance, sale or transfer by KML or the Limited Partnership of any securities of KML or the Limited Partnership or any securities convertible into, or exchangeable or exercisable for, or otherwise evidencing a right to acquire, any securities of KML or the Limited Partnership. All outstanding KML Voting Shares, KML Preferred Shares and Class B Units have, as applicable, been duly authorized and validly issued, are fully paid and non-assessable and are not subject to, nor were they issued in violation of, any pre-emptive rights, and all KML Restricted Voting Shares issuable upon the settlement of the KML Awards and all KML Series 2 Shares and KML Series 4 Shares issuable on conversion of KML Preferred Shares, in accordance with their respective terms, will be validly issued as fully paid and non-assessable and will not be subject to any pre-emptive rights.

        (k)    Equity Monetization Plans.    Other than the KML Awards as disclosed in the KML Disclosure Letter, there are no outstanding stock appreciation rights, phantom equity, profit sharing plan or similar rights, agreements, arrangements or commitments payable to any director, officer, employee or consultant of KML or its Subsidiaries (excluding the KML JVs) and which are based upon the share price, revenue, value, income or any other attribute of KML or its Subsidiaries and all such KML Awards outstanding are subject only to the terms and conditions of the KML Director RSU Plan or the KML Employee RSU Plan, as applicable (copies of which are included in the KML Disclosure Letter) and the applicable grant agreements pursuant to which such KML Awards were granted (a form of which is included in the KML Disclosure Letter and none of the grant agreements entered into in respect of outstanding KML Awards contain any material departures from such form of agreement).

        (l)    No Orders.    No order, ruling or determination having the effect of suspending the sale of, or ceasing the trading of, the KML Voting Shares, the KML Preferred Shares or any other securities of KML or any has been issued by any Governmental Entity and is continuing in effect and no proceedings for that purpose have been instituted, are pending or, to the knowledge of KML, are contemplated or threatened under any applicable Laws or by any other Governmental Entity.

        (m)    Material Agreements.    Each of the material contracts in respect of the Purchased Business has been duly executed and delivered by KML or its applicable Subsidiary (or in respect of KML JVs not operated by its Subsidiary, to the knowledge of KML, by the operator of such KML JV) and, to the knowledge of KML, by the applicable counterparty thereto, and is enforceable against the counterparty in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by the application of equitable principles when equitable remedies are sought and subject to the fact that rights of indemnity and contribution may be limited by applicable Law; all material contracts in respect of the Purchased Business are in good standing in all material respects and, to the knowledge of KML, no counterparty to such agreements or contracts is in material default or breach under such agreements or contracts, and KML has no knowledge of any event which has occurred which, with notice or lapse

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of time or both, would constitute such a material default or breach by an applicable counterparty, in each case except as disclosed in the KML Disclosure Letter.

        (n)    Non-Competition Agreements.    Except as disclosed in the KML Disclosure Letter, neither KML nor any of its Subsidiaries is a party to or bound by any non-competition agreement, exclusivity agreement or any other agreement, commitment, understanding or obligation which purports to limit the manner or the localities or regions in which all or any portion of the Purchased Business is or is reasonably expected to be conducted following completion of the Arrangement, and the execution, delivery and performance of this Agreement and the completion of the Arrangement does not and will not result in the restriction of KML or any of its Subsidiaries from engaging in their business or from competing with any Person as described above following completion of the Arrangement.

        (o)    Books and Records.    The records and minute books of KML and its Subsidiaries (other than KML JVs) and their respective predecessors have been maintained substantially in accordance with all applicable Laws and are complete and accurate in all material respects and have been made available in their entirety to Pembina prior to the date hereof.

        (p)    Reports.    KML has filed with Securities Regulators, a true and complete copy of all financial statements, annual information forms, material change reports, news releases, and other material forms, reports, schedules, statements, certifications and other documents required to be filed by it under applicable Laws (collectively, the "KML Disclosure Documents"). The KML Disclosure Documents filed since December 31, 2018, as of their respective dates or if amended, as of the date of such amendment, did not contain any Misrepresentation and complied in all material respects with all applicable Laws. KML has not filed any material change reports which continue to be confidential.

        (q)    Financial Statements.    KML's audited consolidated financial statements as at and for the fiscal years ended December 31, 2018 and 2017 and unaudited consolidated financial statements as at and for the three and six months ended June 30, 2019 (together, the "KML Financial Statements") have been prepared in conformity with GAAP (except (i) as otherwise indicated in such financial statements and the notes thereto or, in the case of audited financial statements, in the related report of KML's independent auditors or (ii) in the case of unaudited interim statements, to the extent they are subject to normal year-end adjustments) applied on a consistent basis throughout the periods involved and present fairly: (A) the financial position, changes in shareholders' equity, results of operations and cash flows of KML as at the dates of and for the periods referred to in such statements, and (B) the financial position of KML as at the date referred to in the balance sheet of KML, subject, in the case of any unaudited interim financial statements, to normal year-end audit adjustments and to disclosures that would be made in the notes thereto if they were audited financial statements.

        (r)    Internal Controls.    KML has in place, as required under applicable Canadian Securities Laws and U.S. Securities Laws, processes to provide the Chief Executive Officer and Chief Financial Officer with sufficient knowledge to support the certifications required to be made under the Canadian Securities Laws and the U.S. Securities Laws and in compliance therewith.

        (s)    Absence of Undisclosed Liabilities.    KML has no material obligations or liabilities of any nature (matured or unmatured, fixed or contingent) that would be required to be reflected or reserved against on a consolidated balance sheet of KML prepared in accordance with GAAP or the notes thereto, other than:

    (i)
    those set forth or adequately provided for in the balance sheet included in the KML Financial Statements, subject, in the case of any unaudited interim financial statements, to normal year-end audit adjustments and to disclosures that would be made in the notes thereto if they were audited financial statements;

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    (ii)
    those which do not have a Material Adverse Effect in respect of KML and its Subsidiaries, taken as a whole, are incurred in the ordinary course of business and not required to be set forth in the KML Financial Statements;

    (iii)
    those incurred in the ordinary course of business since the date of the KML Financial Statements as at and for the period ended June 30, 2019 and consistent with past practice; and

    (iv)
    those incurred in connection with the execution of this Agreement.

        (t)    Absence of Certain Changes.    Since December 31, 2018:

    (i)
    there has not occurred any Material Adverse Change in respect of KML and its Subsidiaries, taken as a whole; and

    (ii)
    KML and its Subsidiaries have carried on their businesses in all material respects in the ordinary and normal course.

        (u)    Environmental.    Except as disclosed in the KML Disclosure Letter (i) none of KML or any of its Subsidiaries is in violation of any Environmental Laws in any material respect; (ii) each of KML and its Subsidiaries (or, to the knowledge of KML, the operator of any KML JV that is not operated by a Subsidiary of KML) has all material permits, authorizations and approvals required under any applicable Environmental Laws to operate the Purchased Business as presently conducted or for the ownership and use of the assets forming part of the Purchased Business in compliance with all applicable Laws and are in material compliance with their requirements; (iii) there have not occurred any material spills, emissions or pollution on any property of KML or its Subsidiaries as a result of their operations, nor has KML or any of its Subsidiaries been subject to any stop orders, control orders, clean-up orders or reclamation orders under applicable Environmental Laws that would be material to KML and its Subsidiaries, taken as a whole; (iv) to KML's knowledge, there are no pending administrative, regulatory or judicial actions, suits, demands, demand letters, claims, Encumbrances, orders, directions, notices of non-compliance or violation, investigation or proceedings relating to any Environmental Law against KML or any of its Subsidiaries that would be material to KML and its Subsidiaries, taken as a whole, and KML has reasonably concluded that there are no facts or circumstances which would reasonably be expected to form the basis for any such administrative, regulatory or judicial actions, suits, demands, demand letters, claims, Encumbrances, orders, directions, notices of non-compliance or violation, investigation or proceedings, that would be material to KML and its Subsidiaries, taken as a whole; and (v) KML has reasonably concluded that there are no costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) associated with the effect of Environmental Laws on various business, operations and properties of KML and its Subsidiaries that would be material to KML and its Subsidiaries, taken as a whole.

        (v)    Title.    Except for such matters as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect in respect of KML and its Subsidiaries, taken as a whole: (i) KML and its Subsidiaries have good and sufficient title to their material personal property and real property interests, including fee simple estate of and in real property, leases, easements, rights of way, permits or licenses from landowners or authorities permitting the use of land by KML and its Subsidiaries necessary to permit the operation of their respective businesses as presently owned and conducted, and (ii) to the knowledge of KML, there are no defects, failures or impairments in the title of, or adverse claims against the title of, KML or its Subsidiaries to their assets, whether or not an action, suit, proceeding or inquiry is pending or threatened or whether or not discovered by any third party.

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        (w)    Facilities.    To the knowledge of KML, the material equipment, facilities, buildings, structures, improvements and other appurtenances on or under real property owned or used by KML or its Subsidiaries, are in good operating condition and in a good state of maintenance and repair, each has been constructed and operated and maintained in accordance with good industry practice, each is adequate and suitable for the purpose for which it is currently being used and in the ordinary course of business, and none thereof, nor the operations or maintenance thereof, violates, in any material way, any restrictive covenant or any applicable Law or encroaches on any property owned by the others.

        (x)    No Encumbrances.    (i) Except for Encumbrances which are not material in the aggregate, properties and assets of KML and its Subsidiaries are free and clear of all Encumbrances other than the Permitted Encumbrances, and (ii) neither KML not any of its Subsidiaries has done any act or suffered or permitted any action whereby any Person has acquired or may acquire an interest in or to KML's or any of its Subsidiaries' assets, nor has it done any act, omitted to do any act or permitted any act to be done that would materially adversely affect or defeat its title to any of such assets.

        (y)    Licenses.    Each of KML and its Subsidiaries possesses all such material permits, licenses, approvals, certificates, consents, orders, grants and other authorizations (collectively, "Governmental Licenses"), and each of KML and its Subsidiaries (or, to the knowledge of KML, the applicable operator of any KML JV that is not operated by a Subsidiary of KML) possesses such Governmental Licenses, in each case issued by Governmental Entities necessary to conduct the Purchased Business as presently conducted or for the ownership and use of the assets forming part of the Purchased Business in compliance with all applicable Laws, and all such Governmental Licenses are valid and existing and in good standing in all material respects. Except as disclosed in the KML Disclosure Letter, each of KML and its Subsidiaries (or, to the knowledge of KML, the applicable operator of any KML JV that is not operated by a Subsidiary of KML), as applicable, is in compliance with the terms and conditions of all such Governmental Licenses in all material respects.

        (z)    Pre-emptive Rights.    Except as disclosed in the KML Disclosure Letter, there are no outstanding rights of first refusal, rights of first offer, pre-emptive rights of purchase, consents to transfer, recall rights or other pre-emptive rights or similar rights of purchase which entitle any Person to acquire any of the material rights, title, interests, property, licenses or assets of KML or its Subsidiaries, or to the knowledge of KML, that will be triggered or accelerated by the Arrangement.

        (aa)    Compliance with Laws.    Except as disclosed in the KML Disclosure Letter, KML and its Subsidiaries have complied with and are not in violation of any applicable Laws, other than non-compliance or violations which would not, individually or in aggregate, reasonably be expected to have a Material Adverse Effect on KML and its Subsidiaries, taken as whole.

        (bb)    Long-Term and Derivative Transactions.    Except as disclosed in the KML Financial Statements, KML and its Subsidiaries have no material obligations or liabilities, direct or indirect, vested or contingent in respect of any financial hedging agreement or any other similar derivative transaction (including any option with respect to any of these transactions or any combination of these transactions).

        (cc)    Employee Benefit Plans.    KML has provided to Pembina prior to the date hereof copies of each material health, medical, dental, welfare, supplemental unemployment benefit, bonus, profit sharing, option, insurance, incentive, incentive compensation, deferred compensation, share purchase, share-based compensation, disability, pension, retirement or supplemental retirement plan and each other employee or director compensation or benefit plan, agreement or arrangement whether written or unwritten, tax-qualified or non-qualified, funded or unfunded, for the benefit of officers, directors, consultants or employees (or former officers, directors, consultants or employees) of KML and/or its

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Subsidiaries, which are maintained by, contributed to, or in respect of which KML or any Subsidiary thereof has any actual or potential liability (the "KML Employee Plans"), and:

    (i)
    each KML Employee Plan has been maintained and administered in material compliance with its terms and in accordance with applicable Laws;

    (ii)
    all required employer contributions or premiums under any such plans have been made in material compliance with the terms thereof;

    (iii)
    to the knowledge of KML, each KML Employee Plan that is required or intended to be qualified under applicable Law or registered or approved by a Governmental Entity has been so qualified, registered or approved by the appropriate Governmental Entity, and, to the knowledge of KML, nothing has occurred since the date of the last qualification, registration or approval which could reasonably be expected to materially adversely affect, or cause, the appropriate Governmental Entity to revoke such qualification, registration or approval;

    (iv)
    to the knowledge of KML, there are no pending or anticipated claims against or otherwise involving any of the KML Employee Plans (excluding claims for benefits incurred in the ordinary course of KML Employee Plan activities) and no suit, action or other litigation (excluding claims for benefits incurred in the ordinary course of KML Employee Plan activities) has been brought against or with respect to any KML Employee Plan;

    (v)
    except as disclosed in the KML Disclosure Letter, no KML Employee Plan is a "registered pension plan" as that term is defined in subsection 248(1) of the Tax Act;

    (vi)
    except as disclosed in the KML Disclosure Letter and except as expressly contemplated in Section 2.7 of this Agreement, the execution and delivery of this Agreement or the consummation of the transactions contemplated herein will not (either alone or in combination with any other event) result in, cause the accelerated vesting of, funding or delivery of, or increase the amount or value of, any payment or benefit to any current or former officer, director, consultant or employee of KML or any of its Subsidiaries under any KML Employee Plans; and

    (vii)
    all contributions, reserves or premium payments required to be made to the KML Employee Plans have been made or accrued for in the books and records of KML or its Subsidiaries, as applicable, in all material respects.

        (dd)    Employment Agreements and Collective Agreements.

    (i)
    Except as disclosed in the KML Disclosure Letter, neither KML nor any Subsidiary of KML is a party to any employment agreement with any officer or employee or any agreement or policy providing for severance, termination, or change of control payments, or cash or other compensation, benefits or acceleration of benefits to any KML Employee upon the consummation of, or relating to the transactions contemplated by this Agreement, including a change of control of KML or any of its Subsidiaries; provided that, severance or termination payments made to non-officer employees in the ordinary course of business shall not be subject to the foregoing.

    (ii)
    Except as disclosed in the KML Disclosure Letter (A) neither KML nor any Subsidiary of KML is a party to, or is bound by, any union recognition agreement, collective bargaining or other union or employee association agreement, any actual or, to the knowledge of KML, threatened application for certification or bargaining rights or letter of understanding, with respect to any current or former employee of KML or any of its Subsidiaries; and (B) no trade union, council of trade unions, labor union, employee

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      bargaining agency or affiliated bargaining agent holds bargaining rights with respect to any of KML or any of its Subsidiaries employees by way of certification, interim certification, voluntary recognition, or succession rights; and (C) during the last five years, no Person has petitioned and no Person is now petitioning or, to the knowledge of KML has threatened to petition, for union representation of any of the employees of KML or any of its Subsidiaries. To the knowledge of KML, no individual who has performed services for KML or any of its Subsidiaries has been improperly included or excluded from participation in any KML Employee Plan.

    (iii)
    There is no labour strike, dispute, lock-out work slowdown or stoppage pending or involving or, to the knowledge of KML, threatened against KML or any Subsidiary of KML. No trade union has applied to have KML or a Subsidiary of KML declared a related successor, or common employer pursuant to the Labour Relations Code (Alberta) or any similar legislation in any jurisdiction in which KML or any Subsidiary of KML carries on business.

    (iv)
    Since January 1, 2018, neither KML nor any of its Subsidiaries has engaged in any unfair labour practice and no unfair labour practice complaint, grievance or arbitration proceeding is pending or, to the knowledge of KML, threatened against KML or any of its Subsidiaries.

    (v)
    Except as disclosed in the KML Disclosure Letter, KML is in material compliance with all terms and conditions of employment and all Laws respecting employment and labour, including pay equity, human rights, privacy, employment standards, worker's compensation and occupational health and safety, and there are no outstanding actual or threatened claims, complaints, investigations or orders under any such Laws.

    (vi)
    All amounts due or accrued for all salary, wages, bonuses, commissions, vacation with pay, overtime pay and other employee benefits or contractor payments in respect of current or former directors, officers, consultants or employees of KML or any of its Subsidiaries which are attributable to the period before the Effective Date have been paid or are accurately reflected in the books and records of KML or its Subsidiaries, as applicable.

    (vii)
    There are no material outstanding assessments, penalties, fines liens, charges, surcharges, or other amounts due or owing by KML or any of its Subsidiaries pursuant to any workers' compensation legislation and none of KML or any of its Subsidiaries has been reassessed under such legislation in the past three years and, to the knowledge of KML, no audit of any of KML or any of its Subsidiaries is currently being performed pursuant to any applicable worker's compensation legislation.

    (viii)
    Except as disclosed in the KML Disclosure Letter, to the knowledge of KML, there are no charges pending under applicable occupational health and safety legislation ("OHSA"). KML and each of its Subsidiaries have complied in all material respects with any orders issued under OHSA and there are no appeals of any orders under OHSA currently outstanding.

    (ix)
    A correct and complete list of each employee, whether actively at work or not, showing without names or employee numbers their salaries, wage rates, commissions, bonus arrangements, positions, status as full-time or part-time employees, location of employment, cumulative length of recognized service with KML or any Subsidiary of KML, whether they are subject to a written employment agreement, was made available to Pembina prior to the date hereof as described in the KML Disclosure Letter.

C-E-9

    (x)
    Except as disclosed in the KML Disclosure Letter, there are no retirees or terminated employees of KML or any of its Subsidiaries to whom KML or any of its Subsidiaries has any material benefits responsibility or other continuing or contingent material obligation.

    (xi)
    Except as disclosed in the KML Disclosure Letter, no employees or consultant of KML or any of its Subsidiaries has any written agreement as to length of notice or severance payment required to terminate his or her employment or services.

    (xii)
    To the knowledge of KML, no officer, director, consultant or employee of KML or any of its Subsidiaries is in violation of any non-competition, non-solicitation, non-disclosure or any similar agreement with any Person.

    (xiii)
    KML has made available to Pembina originals or copies of all agreements, policies or practices used by KML or any of its Subsidiaries in connection with employment with KML or any of its Subsidiaries, including any arrangement or practice of KML regarding redundancy or severance payments, whether contractual, customary or discretionary.

        (ee)    Insurance.    KML has made available to Pembina prior to the date hereof copies of policies of insurance naming KML or its applicable Subsidiary as an insured with respect to the Purchased Business (other than any insurance held by the applicable operator of any KML JV that is not operated by a Subsidiary of KML), and such policies are in force and effect (subject to taking into account insurance market conditions and offerings and industry practices) and shall not be cancelled or otherwise terminated as a result of the transactions contemplated by this Agreement, other than such cancellations as would not, individually or in the aggregate, have a Material Adverse Effect in respect of KML and its Subsidiaries.

        (ff)    Indebtedness To and By Officers, Directors and Others.    None of KML or any of its Subsidiaries is indebted to any of the officers, directors, consultants, or employees of KML or any of its Subsidiaries or any of their respective associates or affiliates or other parties not at arm's length to KML or any of its Subsidiaries, except for amounts due as compensation or reimbursement of ordinary business expenses, nor is there any indebtedness owing by any such parties to KML.

        (gg)    Customers and Suppliers.    Except as disclosed in the KML Disclosure Letter and except for such matters as would not, individually or in aggregate, reasonably be expected to have a Material Adverse Effect in respect of KML and its Subsidiaries, taken as a whole:

    (i)
    none of KML or any of its Subsidiaries has received notice of, and there is not, to the knowledge of KML, any intention on the part of any principal customer to cease doing business with KML or any of its Subsidiaries or to modify or change in any material manner any existing arrangement with KML or any of its Subsidiaries for the purchase or supply of any products or services;

    (ii)
    the relationships of KML and its Subsidiaries with their principal suppliers and customers are satisfactory, and there are no material unresolved disputes with any such supplier or customer;

    (iii)
    no contract with any principal supplier or customer contains terms under which the execution or performance of this Agreement would give the supplier or customer the right to terminate or adversely change the terms of that contract;

    (iv)
    since December 31, 2018, there has been no termination or cancellation of, and no modification or change in, the business relationship of KML or any of its Subsidiaries with any principal customer; and

    (v)
    KML has no reason to believe that the benefits of any relationship with any of the principal customers or suppliers of KML or any of its Subsidiaries will not continue after

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      the consummation of the transactions hereunder in substantially the same manner as prior to the date of this Agreement.

        (hh)    Possession of Intellectual Property.    Except for such matters as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect in respect of KML and its Subsidiaries, taken as a whole: (i) KML and its Subsidiaries (or, to the knowledge of KML, the applicable operator of any KML JV that is not operated by a Subsidiary of KML) collectively own all rights in or have obtained valid and enforceable licenses or other rights to use the patents, patent applications, inventions, copyrights, know how (including trade secrets and other proprietary or confidential information), trade-marks (both registered and unregistered), trade names or any other intellectual property (collectively, "Intellectual Property") which is necessary for the conduct of the Purchased Business as presently conducted or for the use of the assets forming part of the Purchased Business in compliance with applicable Laws, free and clear of any Encumbrances or other adverse claims or interest of any kind or nature affecting the assets of KML or any of its Subsidiaries; (ii) to the knowledge of KML, there is no infringement by third parties of any Intellectual Property to be then owned, licensed or commercialized by KML or any of its Subsidiaries; and (iii) neither KML nor any of its Subsidiaries has received any written notice or claim challenging KML or its Subsidiaries respecting the validity of, use of or ownership of the processes and technology forming part of the Intellectual Property, and to the knowledge of KML, there are no facts upon which such a challenge could be made.

        (ii)    Guarantees and Indemnification.    Except for guarantees, indemnification or any like commitment in respect of the obligations, liabilities (contingent or otherwise) or indebtedness of any of the Subsidiaries of KML with respect to credit obligations of KML or any of its Subsidiaries or as disclosed in the KML Disclosure Letter, none of KML or any of its Subsidiaries is a party to or bound by any agreement of guarantee, indemnification (other than an indemnification of directors and officers in accordance with the by-laws of the respective corporation or applicable Laws, and other than standard indemnity agreements in underwriting and agency agreements and in the ordinary course provided to service providers) or any like commitment in respect of the obligations, liabilities (contingent or otherwise) or indebtedness of any other Person, other than guarantees of obligations of any other Subsidiary of KML or industry typical indemnifications.

        (jj)    No Insider Rights and Affiliate Arrangements.    No director, officer, insider or other Person not at arm's length to KML or any of its Subsidiaries has any right, title or interest in (or the right to acquire any right, title or interest in) any royalty interest, participation interest or any other interest whatsoever, in any assets or properties of KML or any of its Subsidiaries. Except as disclosed in the KML Disclosure Letter, there are no contracts or material transactions or arrangements between KML or any of its Subsidiaries, on the one hand, and KMI or any of its Subsidiaries (other than KML and its Subsidiaries) or any of their respective directors, officers or employees, on the other hand. Except as disclosed in the KML Disclosure Letter, KML and/or any of its Subsidiaries is not providing any services or benefits to any Person on behalf of KMI and/or any of its Subsidiaries (other than KML and its Subsidiaries).

        (kk)    Funds Available.    KML has sufficient funds available to pay the amounts that may be payable pursuant to Section 8.3 of this Agreement.

        (ll)    Corrupt Practices Legislation.

    (i)
    To the knowledge of KML, neither it nor any of its Subsidiaries has, directly or indirectly, (A) made or authorized any contribution, payment or gift of funds or property to any official, employee or agent of any Governmental Entity of any jurisdiction or any official of any public international organization or (B) made any contribution to any candidate for public office, in either case, where either the payment or the purpose of such contribution, payment or gift was, is, or would be prohibited under the U.S. Foreign

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      Corrupt Practices Act of 1977, as amended, the Corruption of Foreign Public Officials Act (Canada) or the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) or the rules and regulations promulgated thereunder;

    (ii)
    during the periods of the KML Financial Statements, the operations of KML and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the "Money Laundering Laws"). To the knowledge of KML, no action, suit or proceeding by or before any court or Governmental Entity or body or any arbitrator involving KML or any of its Subsidiaries with respect to the Money Laundering Laws is pending or threatened; and

    (iii)
    neither KML nor any of its Subsidiaries nor, to the knowledge of KML, any director, officer, agent, employee or affiliate of KML or any of its Subsidiaries has had any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department imposed upon such Person; and neither KML nor any of its Subsidiaries is in violation of any of the economic sanctions of the United States administered by OFAC or any Law or executive order relating thereto.

        (mm)    Off-Balance Sheet Arrangements.    KML does not have any off-balance sheet arrangements except for those disclosed in the KML Disclosure Documents.

        (nn)    Credit Facilities and Other Long-Term Debt.    Except as disclosed in the KML Disclosure Letter, neither KML nor any of its Subsidiaries has any long-term indebtedness or bank indebtedness. As of the date of this Agreement, the long-term indebtedness and bank indebtedness noted in the immediately preceding sentence does not exceed $52.0 million. Neither KML nor any of its Subsidiaries is in material default under the KML Credit Facilities, nor has any event occurred, or state of facts or circumstances arisen, that would cause such a default to occur in the future.

        (oo)    Financial Advisor.    Except for J.P. Morgan Securities LLC and BMO Nesbitt Burns no financial advisor, broker, finder or investment banker has been retained by KML or any of its Subsidiaries that is entitled to any brokerage, finder's or other fee or commission, or to the reimbursement of any of its expenses, in connection with the Arrangement. KML has provided to Pembina prior to the date hereof a correct and complete copy of all agreements relating to the arrangements between it and its financial advisors as are in existence (whether in connection with the Arrangement or otherwise) as of the date hereof.

C-E-12

APPENDIX D
INTERIM ORDER

COURT FILE NUMBER	1901-15044	Clerk's stamp
COURT OF QUEEN'S BENCH OF ALBERTA		"Filed on November 5, 2019"
JUDICIAL CENTRE	CALGARY

IN THE MATTER OF SECTION 193 OF THE BUSINESS CORPORATIONS ACT, RSA 2000, c B-9, AS AMENDED AND IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING KINDER MORGAN CANADA LIMITED, SHAREHOLDERS OF KINDER MORGAN CANADA LIMITED, PEMBINA PIPELINE CORPORATION AND CERTAIN OTHER PERSONS

APPLICANT	KINDER MORGAN CANADA LIMITED
RESPONDENT	NOT APPLICABLE
DOCUMENT	INTERIM ORDER
ADDRESS FOR SERVICE AND CONTACT INFORMATION OF PARTY FILING THIS DOCUMENT	BLAKE, CASSELS & GRAYDON LLP 3500, 855—2nd Street S.W. Calgary, Alberta T2P 4J8
	Attention:	David V. Tupper/ Tracy A. Van Brunt
	Telephone:	403-260-9722/ 403-260-9609
	Facsimile:	403-260-9700
	Email:	david.tupper@blakes.com tracy.vanbrunt@blakes.com
	File:	180412/38

DATE ON WHICH ORDER WAS PRONOUNCED:	November 4, 2019
NAME OF JUDGE WHO MADE THIS ORDER:	Justice Jones
LOCATION OF HEARING:	Calgary Courts Centre

        UPON the Originating Application (the "Originating Application") of Kinder Morgan Canada Limited (the "Applicant") for an Interim Order pursuant to Section 193 of the Business Corporations Act (Alberta) as amended (the "ABCA");

        AND UPON reading the Originating Application, the affidavit of Dax A. Sanders, sworn October 24, 2019 (the "Affidavit") and the documents referred to therein;

        AND UPON HEARING counsel for the Applicant;

FOR THE PURPOSES OF THIS ORDER:

  (a)
  the capitalized terms not defined in this Order (the "Order") shall have the meanings attributed to them in the draft information circular and proxy statement of the Applicant (the "proxy statement"), which is attached as Exhibit "A" to the Affidavit; and

  (b)
  all references to "Arrangement" used herein mean the arrangement as set forth in the plan of arrangement attached as Schedule A to the arrangement agreement (the "Arrangement Agreement"), which Arrangement Agreement is attached as Appendix C to the proxy statement.

IT IS HEREBY ORDERED THAT:

General

1.
The Applicant shall seek approval of the Arrangement by holders (the "Voting Shareholders") of restricted voting shares (the "Restricted Voting Shares") and special voting shares (the "Special Voting Shares" and, together with the Restricted Voting Shares, the "Voting Shares") in the capital of the Applicant and holders ("Preferred Shareholders" who, together with the Voting Shareholders, are referred to as "Shareholders") of cumulative redeemable minimum rate reset preferred shares, Series 1 (the "Series 1 Shares") and cumulative redeemable minimum rate reset preferred shares, Series 3 (the "Series 3 Shares" and, together with the Series 1 Shares, the "Preferred Shares") in the capital of the Applicant, in the manner set forth below.

The Meeting

2.
The Applicant shall call and conduct a special meeting (the "Voting Shareholders' Meeting") of the Voting Shareholders and a special meeting (the "Preferred Shareholders' Meeting" and, together with the Voting Shareholders' Meeting, the "Meetings" and each a "Meeting") of the Preferred Shareholders on or about December 10, 2019.

The Voting Shareholders' Meeting

3.
At the Voting Shareholders' Meeting, the Voting Shareholders will consider and vote, as a single class, on a resolution to approve the Arrangement in substantially the form attached as Appendix A to the proxy statement (the "Arrangement Resolution") and such other business as may properly be brought before the Voting Shareholders' Meeting or any adjournment or postponement thereof, all as more particularly described in the proxy statement.

4.
A quorum at the Voting Shareholders' Meeting shall be two Voting Shareholders, present in person or represented by proxy, at the opening of the Voting Shareholders' Meeting, together holding or representing not less than 25% of the Voting Shares entitled to be voted, as a single class, at the Voting Shareholders' Meeting.

5.
A quorum of Voting Shareholders shall be required for the Voting Shareholders' Meeting to proceed. If within 30 minutes of the time appointed for the Voting Shareholders' Meeting, a quorum is not present, the Voting Shareholders' Meeting shall stand adjourned to a date not less than two and not more than 30 days later, as may be determined by the Chair of the Voting Shareholders' Meeting. No notice of the adjourned meeting shall be required and, if at such adjourned meeting a quorum is not present, the Voting Shareholders present at the adjourned meeting in person or represented by proxy shall constitute a quorum for all purposes.

6.
Each Voting Share entitled to be voted at the Voting Shareholders' Meeting will entitle the holder to one vote at the Voting Shareholders' Meeting in respect of the Arrangement Resolution and any other matters to be considered at the Voting Shareholders' Meeting.

7.
The record date for Voting Shareholders entitled to receive notice of and vote at the Voting Shareholders' Meeting is October 23, 2019 (the "Record Date"). Only Voting Shareholders whose names have been entered on the registers of holders of Voting Shares as at the close of business on the Record Date will be entitled to receive notice of, and to vote at, the Voting Shareholders' Meeting provided that, if a Voting Shareholder transfers the ownership of any Voting Shares after the Record Date and the transferee of those Voting Shares produces properly endorsed Voting Share certificates, or otherwise establishes ownership of such Voting Shares and demands, not later than 10 days before the Voting Shareholders' Meeting, to be included on the list of Voting Shareholders entitled to vote at the Voting Shareholders' Meeting, such transferee will be entitled to vote those Voting Shares at the Voting Shareholders' Meeting. The Record Date for Voting Shareholders entitled to receive notice of and to vote at the Voting Shareholders' Meeting will not change in respect of or as a consequence of any adjournment or postponement of the Voting Shareholders' Meeting.

Preferred Shareholders' Meeting

8.
At the Preferred Shareholders' Meeting, the Preferred Shareholders will consider and vote, as a single class, on a resolution to approve the Arrangement substantially in the form attached as Appendix B to the proxy statement (the "Preferred Shareholder Resolution") and such other business as may properly be brought before the Preferred Shareholders' Meeting or any adjournment or postponement thereof, all as more particularly described in the proxy statement.

9.
A quorum at the Preferred Shareholders' Meeting shall be two Preferred Shareholders present in person, or represented by proxy, at the opening of the Preferred Shareholders' Meeting, and holding or representing not less than 25% of the Preferred Shares entitled to be voted, as a single class, at the Preferred Shareholders' Meeting.

10.
A quorum of Preferred Shareholders shall be required for the Preferred Shareholders' Meeting to proceed. If within 30 minutes from the time appointed for the Preferred Shareholders' Meeting, a quorum is not present, the Preferred Shareholders' Meeting shall stand adjourned to a date not less than two and not more than 30 days later, as may be determined by the Chair of the Preferred Shareholders' Meeting. No notice of the adjourned meeting shall be required and, if at such adjourned meeting a quorum is not present, the Preferred Shareholders present at the adjourned meeting in person or represented by proxy shall constitute a quorum for all purposes.

11.
Each Preferred Share entitled to be voted at the Preferred Shareholders' Meeting will entitle the holder to one vote at the Preferred Shareholders' Meeting in respect of the Preferred Shareholder Resolution and any other matters to be considered at the Preferred Shareholders' Meeting.

12.
The record date for Preferred Shareholders entitled to receive notice of and vote at the Preferred Shareholders' Meeting is the Record Date. Only Preferred Shareholders whose names have been entered on the registers of holders of Preferred Shares as at the close of business on the Record Date will be entitled to receive notice of, and to vote at, the Preferred Shareholders' Meeting provided that, if a Preferred Shareholder transfers the ownership of any Preferred Shares after the Record Date and the transferee of those Preferred Shares produces properly endorsed Preferred Share certificates, or otherwise establishes ownership of such Preferred Shares and demands, not later than 10 days before the Preferred Shareholders' Meeting, to be included on the list of Preferred Shareholders entitled to vote at the Preferred Shareholders' Meeting, such transferee will be entitled to vote those Preferred Shares at the Preferred Shareholders' Meeting. The Record Date for Preferred Shareholders entitled to receive notice of and to vote at the Preferred Shareholders' Meeting will not change in respect of or as a consequence of any adjournment or postponement of the Preferred Shareholders' Meeting.

Conduct of the Meetings

13.
The Meetings shall be called, held and conducted in accordance with the applicable provisions of the ABCA, the articles and by-laws of the Applicant in effect at the relevant time, the proxy statement, the rulings and directions of the Chair of the Meetings, this Order and any further Order of this Court. To the extent that there is any inconsistency or discrepancy between this Order and the ABCA or the articles or by-laws of the Applicant, the terms of this Order shall govern.

14.
The only persons entitled to attend the Voting Shareholders' Meeting shall be Voting Shareholders or their authorized proxy holders, the Applicant's directors and officers and its auditors, the scrutineer (and its representatives for that purpose), the Applicant's legal counsel and financial advisors, representatives and legal counsel of other persons subject to the Arrangement, and such other persons who may be permitted to attend by the Chair of the Voting Shareholders' Meeting.

15.
The only persons entitled to attend the Preferred Shareholders' Meeting shall be Preferred Shareholders or their authorized proxy holders, the Applicant's directors and officers and its auditors, the scrutineer (and its representatives for that purpose), the Applicant's legal counsel and financial advisors, representatives and legal counsel of other persons subject to the Arrangement, and such other persons who may be permitted to attend by the Chair of the Preferred Shareholders' Meeting.

16.
The number of votes required to pass the Arrangement Resolution shall be:

(a)
a majority of not less than 66 2/3% of the votes cast by Voting Shareholders, voting together as a single class, present in person or represented by proxy at the Voting Shareholders' Meeting; and

(b)
a majority of the votes cast by the holders of Restricted Voting Shares (the "Restricted Voting Shareholders"), present in person or represented by proxy at the Voting Shareholders' Meeting, after excluding the votes of those persons whose votes are required to be excluded under applicable securities laws.

17.
The Applicant has determined that no votes are required to be excluded for the purposes of the approval described in paragraph 16(b) hereof.

18.
The number of votes required to pass the Preferred Shareholder Resolution shall be a majority of not less than 66 2/3% of the votes cast by Preferred Shareholders, voting together as a single class, present in person or represented by proxy at the Preferred Shareholders' Meeting.

19.
To be valid, proxies must be deposited with Computershare Trust Company of Canada in the manner described in the proxy statement.

20.
The accidental omission to give notice of the Meetings or the non-receipt of the notice shall not invalidate any resolution passed or proceedings taken at the Meetings.

21.
The Applicant is authorized to adjourn or postpone each of the Meetings on one or more occasions (whether or not a quorum is present, if applicable) and for such period or periods of time as the Applicant deems advisable, without the necessity of first convening the Meetings, or either of them, or first obtaining any vote of the Voting Shareholders or the Preferred Shareholders in respect of the adjournment or postponement, provided that such adjournment or postponement is made in compliance with the Arrangement Agreement. Notice of such adjournment or postponement may be given by such method as the Applicant determines is appropriate in the circumstances. If one or both of the Meetings are adjourned or postponed in accordance with this Order (including paragraphs 5 and 10 herein), the references to such Meeting or Meetings in this Order shall be deemed to be the Meeting or Meetings as adjourned or postposed, as the context allows.

Amendments to the Arrangement

22.
The Applicant and Pembina Pipeline Corporation ("Pembina"), are authorized to make such amendments, revisions or supplements to the Arrangement as they may together determine necessary or desirable, provided that such amendments, revisions or supplements are made in accordance with and in the manner contemplated by the Arrangement and the Arrangement Agreement. The Arrangement so amended, revised or supplemented shall be deemed to be the Arrangement submitted to the Meetings and the subject of the Arrangement Resolution and the Preferred Shareholder Resolution, without need to return to this Court to amend this Order.

Amendments to Meeting Materials

23.
The Applicant is authorized to make such amendments, revisions or supplements ("Additional Information") to the proxy statement, the form of proxy for use by Voting Shareholders at the Voting Shareholders' Meeting (the "Voting Shareholder Proxy"), the form of proxy for use by Preferred Shareholders at the Preferred Shareholders' Meeting (the "Preferred Shareholder Proxy"), the notice of the Voting Shareholders' Meeting (the "Notice of the Voting Shareholders' Meeting"), the notice of the Preferred Shareholders' Meeting (the "Notice of the Preferred Shareholders' Meeting"), the form of letter of transmittal for registered Restricted Voting Shareholders (the "Restricted Voting Shareholder Letter of Transmittal"), the form of letter of transmittal for registered Preferred Shareholders (the "Preferred Shareholder Letter of Transmittal") and the notice of Originating Application (the "Notice of Originating Application") as it may determine, provided such amendments, revisions or supplements are made in accordance with the Arrangement Agreement. The Applicant may disclose such Additional Information, including material changes, by the method and in the time most reasonably practicable in the circumstances as determined by the Applicant. Without limiting the generality of the foregoing, if any material change or material fact arises between the date of this Order and the dates of the Meetings, which change or fact, if known prior to mailing of the proxy statement, would have been required to be disclosed in the proxy statement, then:

(a)
the Applicant shall advise Shareholders of the material change or material fact by disseminating a news release (a "News Release") in accordance with applicable securities laws and the policies of the Toronto Stock Exchange; and

(b)
provided that the News Release describes the applicable material change or material fact in reasonable detail, the Applicant shall not be required to deliver an amendment to the proxy statement to the Shareholders or otherwise give notice to the Shareholders of the material change or material fact other than dissemination and filing of the News Release as aforesaid.

Dissent Rights

24.
Registered Restricted Voting Shareholders and registered Preferred Shareholders are, subject to the provisions of this Order and the Arrangement, afforded the right to dissent under section 191 of the ABCA with respect to the Arrangement Resolution and the Preferred Shareholder Resolution, respectively, and the right to be paid the fair value of their Restricted Voting Shares or Preferred Shares, as the case may be, by Pembina in respect of which such right to dissent was validly exercised, which exercise has not been withdrawn or deemed to have been withdrawn.

25.
In order for a registered Restricted Voting Shareholder or a registered Preferred Shareholder (a "Dissenting Shareholder") to exercise such right to dissent under section 191 of the ABCA:

(a)
the Dissenting Shareholder's written objection to the Arrangement Resolution or the Preferred Shareholder Resolution, as applicable, must be received by the Applicant's counsel, Blake, Cassels & Graydon LLP, Attention: David Tupper, Suite 3500, 855—2nd Street SW, Calgary, Alberta T2P 4J8 no later than 4:00 p.m. (Calgary time) on December 3, 2019 or the day that is five business days prior to the date of any adjournment or postponement of the Voting Shareholders' Meeting or the Preferred Shareholders' Meeting, as the case may be;

(b)
a Dissenting Shareholder shall, no later than the date on which it delivers its objection as contemplated by paragraph 25(a) herein, send the certificates representing the Restricted Voting Shares or the Preferred Shares, as the case may be, in respect of which the Dissenting Shareholder dissents to the Applicant or its transfer agent;

(c)
a vote against the Arrangement Resolution, whether in person or by proxy, shall not constitute a written objection to the Arrangement Resolution as required under paragraph 25(a) herein and a vote against the Preferred Shareholder Resolution, whether in person or by proxy, shall not constitute a written objection to the Preferred Shareholder Resolution as required under paragraph 25(a) herein;

(d)
a Dissenting Shareholder shall not have voted his or her Voting Shares or Preferred Shares, as applicable, at the Voting Shareholders' Meeting or the Preferred Shareholders' Meeting, as applicable, either by proxy or in person, in favour of the Arrangement Resolution or the Preferred Shareholder Resolution, as applicable;

(e)
a Dissenting Shareholder may dissent only with respect to all of the Restricted Voting Shares or Preferred Shares, as applicable, held by such Dissenting Shareholder, or on behalf of any one beneficial owner and registered in the Dissenting Shareholder's name and, except in respect of a dissent of all of the Restricted Voting Shares or Preferred Shares held in respect of a beneficial owner, a Dissenting Shareholder shall not exercise the right of dissent in respect of only a portion of the Dissenting Shareholder's Restricted Voting Shares or Preferred Shares; and

(f)
the exercise of such right to dissent must otherwise comply with the requirements of section 191 of the ABCA, as modified and supplemented by this Order and the Arrangement.

26.
The procedural actions that the Applicant is required or may take pursuant to section 191 of the ABCA shall apply with reference to the Applicant and/or Pembina.

27.
The fair value of the consideration to which a Dissenting Shareholder is entitled pursuant to the Arrangement shall be determined as of the close of business on the last business day before the day on which the Arrangement Resolution or the Preferred Shareholder Resolution, as the case may be, was adopted and provided that the Arrangement is completed in respect of the applicable Shareholders.

28.
Dissenting Shareholders who validly exercise their right to dissent, as set out in paragraphs 24 and 25 herein, and who:

(i)
are determined to be entitled to be paid the fair value of their Restricted Voting Shares or Preferred Shares, as the case may be, shall be deemed to have transferred such Restricted Voting Shares or Preferred Shares as of the effective time of the Arrangement (the "Effective Time") (free and clear of any encumbrance) to Pembina for cancellation without any further act or formality and shall only be entitled to be paid by Pembina the fair value of the holders' Restricted Voting Shares or Preferred Shares, as applicable; or

  (ii)
  are, for any reason (including, for clarity, any withdrawal or deemed withdrawal by any Dissenting Shareholder of their dissent) determined not to be entitled to be paid the fair value for their Restricted Voting Shares or Preferred Shares, as the case may be, shall be deemed to have participated in the Arrangement on the same basis as a non-dissenting Restricted Voting Shareholder or Preferred Shareholder (provided, in the case of the Preferred Shares, the requisite approval of the Preferred Shareholder Resolution is obtained);

  but in no event shall the Applicant, Pembina or any other person be required to recognize such Dissenting Shareholders as holders of Restricted Voting Shares or Preferred Shares after the Effective Time, and the names of such Dissenting Shareholders shall be removed from the register of Restricted Voting Shares or Preferred Shares, as the case may be.

29.
Subject to further order of this Court, the rights available to registered Restricted Voting Shareholders and the registered Preferred Shareholders under the ABCA and the Arrangement to dissent from the Arrangement Resolution or the Preferred Shareholder Resolution, as the case may be, shall constitute full and sufficient dissent rights for such Shareholders with respect to the Arrangement Resolution or the Preferred Shareholder Resolution, as the case may be.

30.
Notice to the Restricted Voting Shareholders and the Preferred Shareholders of their rights to dissent with respect to the Arrangement Resolution or the Preferred Shareholder Resolution, respectively, and to receive, subject to the provisions of the ABCA, this Order and the Arrangement, the fair value of the consideration to which a Dissenting Shareholder is entitled pursuant to the Arrangement shall be sufficiently given by including information with respect to these rights as set forth in the proxy statement which is to be sent to Shareholders in accordance with paragraph 32 hereof.

31.
Notwithstanding paragraphs 24 through 28 hereof, registered Preferred Shareholders who have validly exercised rights of dissent shall not be entitled to dissent and to be paid the fair value of their Preferred Shares if the Preferred Shares are not exchanged, for any reason, by Pembina pursuant to the Arrangement.

Notice

32.
The proxy statement, substantially in the form attached as Exhibit "A" to the Affidavit, with such amendments thereto as counsel to the Applicant may determine necessary or desirable (provided such amendments are not inconsistent with the terms of this Order), and including the Notice of the Voting Shareholders' Meeting (in the case of Voting Shareholders only), the Notice of the Preferred Shareholders' Meeting (in the case of Preferred Shareholders only), the Voting Shareholder Proxy (in the case of Voting Shareholders only), the Preferred Shareholder Proxy (in the case of Preferred Shareholders only), the Notice of Originating Application and this Order, together with any other communications or documents determined by the Applicant to be necessary or advisable including the Restricted Voting Shareholder Letter of Transmittal (in the case of Restricted Voting Shareholders only) and the Preferred Shareholder Letter of Transmittal (in the case of Preferred Shareholders only) (collectively, the "Meeting Materials"), shall be sent to those Shareholders whose names have been entered in the registers of holders of Restricted Voting Shares, Special Voting Shares or Preferred Shares, as the case may be, on the close of business on the Record Date, the directors of the Applicant, and the auditors of the Applicant, by one or more of the following methods:

(a)
in the case of registered Shareholders, by pre-paid first class or ordinary mail, by courier or by delivery in person, addressed to each such holder at his, her or its address, as shown on the books and records of the Applicant as of the Record Date not later than 21 days prior to the Voting Shareholders' Meeting or the Preferred Shareholders' Meeting, as applicable;

  (b)
  in the case of beneficial Shareholders, by providing sufficient copies of the applicable Meeting Materials to intermediaries, in accordance with National Instrument 54-101—Communication with Beneficial Owners of Securities of a Reporting Issuer; and

  (c)
  in the case of the directors and auditors of the Applicant, by email, pre-paid first class or ordinary mail, by courier or by delivery in person, addressed to the individual directors or firm of auditors, as applicable, not later than 21 days prior to the date of the Voting Shareholders' Meeting or the Preferred Shareholders' Meeting, as applicable.

33.
Delivery of the Meeting Materials in the manner directed by this Order shall be deemed to be good and sufficient service upon the Shareholders, the directors and auditors of the Applicant of:

(a)
the Originating Application;

(b)
this Order;

(c)
the Notice of the Voting Shareholders' Meeting or the Notice of the Preferred Shareholders' Meeting, as applicable; and

(d)
the Notice of Originating Application.

Final Application

34.
Subject to further order of this Court, and provided that the Shareholders have approved the Arrangement in the manner directed by this Court and the directors of the Applicant have not revoked their approval, the Applicant may proceed with an application for a final Order of the Court approving the Arrangement (the "Final Order") on December 10, 2019 at 2:00 p.m. (Calgary time) or so soon thereafter as counsel may be heard. Subject to the Final Order and to the issuance of the proof of filing of the articles of arrangement, the Applicant, all Shareholders and all other persons affected will be bound by the Arrangement in accordance with its terms.

35.
Any Shareholder or other interested party (each an "Interested Party") desiring to appear and make submissions at the application for the Final Order is required to file with this Court and serve upon the Applicant, by service on the Applicant's counsel so that it is received before 4:00 pm (Calgary time) on December 3, 2019, a notice of intention to appear (the "Notice of Intention to Appear") including the Interested Party's address for service, indicating whether such Interested Party intends to support or oppose the application or make submissions at the application, together with a summary of the position such Interested Party intends to advocate before the Court, and any evidence or materials which are to be presented to the Court. Service of this Notice of Intention to Appear to the Applicant's counsel shall be effected by delivery to the address set forth below:

    Blake, Cassels & Graydon LLP
    Suite 3500, Bankers Hall East
    855—2nd Street SW
    Calgary, Alberta T2P 4J8

    Attention: David Tupper

36.
If the application for the Final Order is adjourned, only those parties appearing before this Court for the Final Order, and those Interested Parties serving a Notice of Intention to Appear in accordance with paragraph 35 herein, shall have notice of the adjourned date.

Leave to Vary Interim Order

37.
The Applicant is entitled at any time to seek leave to vary this Order upon such terms and the giving of such notice as this Court may direct

"Justice C.M. Jones" Justice of the Court of Queen's Bench of Alberta

APPENDIX E
SECTION 191 OF THE BUSINESS CORPORATIONS ACT (ALBERTA)

        191(1)  Subject to sections 192 and 242, a holder of shares of any class of a corporation may dissent if the corporation resolves to

  (a)
  amend its articles under section 173 or 174 to add, change or remove any provisions restricting or constraining the issue or transfer of shares of that class,

  (b)
  amend its articles under section 173 to add, change or remove any restrictions on the business or businesses that the corporation may carry on,

  (b.1)
  amend its articles under section 173 to add or remove an express statement establishing the unlimited liability of shareholders as set out in section 15.2(1),

  (c)
  amalgamate with another corporation, otherwise than under section 184 or 187,

  (d)
  be continued under the laws of another jurisdiction under section 189, or

  (e)
  sell, lease or exchange all or substantially all its property under section 190.

(2)
A holder of shares of any class or series of shares entitled to vote under section 176, other than section 176(1)(a), may dissent if the corporation resolves to amend its articles in a manner described in that section.

(3)
In addition to any other right the shareholder may have, but subject to subsection (20), a shareholder entitled to dissent under this section and who complies with this section is entitled to be paid by the corporation the fair value of the shares held by the shareholder in respect of which the shareholder dissents, determined as of the close of business on the last business day before the day on which the resolution from which the shareholder dissents was adopted.

(4)
A dissenting shareholder may only claim under this section with respect to all the shares of a class held by the shareholder or on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

(5)
A dissenting shareholder shall send to the corporation a written objection to a resolution referred to in subsection (1) or (2)

(a)
at or before any meeting of shareholders at which the resolution is to be voted on, or

(b)
if the corporation did not send notice to the shareholder of the purpose of the meeting or of the shareholder's right to dissent, within a reasonable time after the shareholder learns that the resolution was adopted and of the shareholder's right to dissent.

(6)
An application may be made to the Court after the adoption of a resolution referred to in subsection (1) or (2),

(a)
by the corporation, or

(b)
by a shareholder if the shareholder has sent an objection to the corporation under subsection (5),

to fix the fair value in accordance with subsection (3) of the shares of a shareholder who dissents under this section, or to fix the time at which a shareholder of an unlimited liability corporation who dissents under this section ceases to become liable for any new liability, act or default of the unlimited liability corporation.

(7)
If an application is made under subsection (6), the corporation shall, unless the Court otherwise orders, send to each dissenting shareholder a written offer to pay the shareholder an amount considered by the directors to be the fair value of the shares.

(8)
Unless the Court otherwise orders, an offer referred to in subsection (7) shall be sent to each dissenting shareholder

(a)
at least 10 days before the date on which the application is returnable, if the corporation is the applicant, or

(b)
within 10 days after the corporation is served with a copy of the application, if a shareholder is the applicant.

(9)
Every offer made under subsection (7) shall

(a)
be made on the same terms, and

(b)
contain or be accompanied with a statement showing how the fair value was determined.

(10)
A dissenting shareholder may make an agreement with the corporation for the purchase of the shareholder's shares by the corporation, in the amount of the corporation's offer under subsection (7) or otherwise, at any time before the Court pronounces an order fixing the fair value of the shares.

(11)
A dissenting shareholder

(a)
is not required to give security for costs in respect of an application under subsection (6), and

(b)
except in special circumstances must not be required to pay the costs of the application or appraisal.

(12)
In connection with an application under subsection (6), the Court may give directions for

(a)
joining as parties all dissenting shareholders whose shares have not been purchased by the corporation and for the representation of dissenting shareholders who, in the opinion of the Court, are in need of representation,

(b)
the trial of issues and interlocutory matters, including pleadings and questioning under Part 5 of the Alberta Rules of Court,

(c)
the payment to the shareholder of all or part of the sum offered by the corporation for the shares,

(d)
the deposit of the share certificates with the Court or with the corporation or its transfer agent,

(e)
the appointment and payment of independent appraisers, and the procedures to be followed by them,

(f)
the service of documents, and

(g)
the burden of proof on the parties.

(13)
On an application under subsection (6), the Court shall make an order

(a)
fixing the fair value of the shares in accordance with subsection (3) of all dissenting shareholders who are parties to the application,

(b)
giving judgment in that amount against the corporation and in favour of each of those dissenting shareholders,

  (c)
  fixing the time within which the corporation must pay that amount to a shareholder, and

  (d)
  fixing the time at which a dissenting shareholder of an unlimited liability corporation ceases to become liable for any new liability, act or default of the unlimited liability corporation.

(14)
On

(a)
the action approved by the resolution from which the shareholder dissents becoming effective,

(b)
the making of an agreement under subsection (10) between the corporation and the dissenting shareholder as to the payment to be made by the corporation for the shareholder's shares, whether by the acceptance of the corporation's offer under subsection (7) or otherwise, or

(c)
the pronouncement of an order under subsection (13),

whichever first occurs, the shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of the shareholder's shares in the amount agreed to between the corporation and the shareholder or in the amount of the judgment, as the case may be.

(15)
Subsection (14)(a) does not apply to a shareholder referred to in subsection (5)(b).

(16)
Until one of the events mentioned in subsection (14) occurs,

(a)
the shareholder may withdraw the shareholder's dissent, or

(b)
the corporation may rescind the resolution,

and in either event proceedings under this section shall be discontinued.

(17)
The Court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder, from the date on which the shareholder ceases to have any rights as a shareholder by reason of subsection (14) until the date of payment.

(18)
If subsection (20) applies, the corporation shall, within 10 days after

(a)
the pronouncement of an order under subsection (13), or

(b)
the making of an agreement between the shareholder and the corporation as to the payment to be made for the shareholder's shares,

notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

(19)
Notwithstanding that a judgment has been given in favour of a dissenting shareholder under subsection (13)(b), if subsection (20) applies, the dissenting shareholder, by written notice delivered to the corporation within 30 days after receiving the notice under subsection (18), may withdraw the shareholder's notice of objection, in which case the corporation is deemed to consent to the withdrawal and the shareholder is reinstated to the shareholder's full rights as a shareholder, failing which the shareholder retains a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

(20)
A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that

(a)
the corporation is or would after the payment be unable to pay its liabilities as they become due, or

(b)
the realizable value of the corporation's assets would by reason of the payment be less than the aggregate of its liabilities.

APPENDIX F

BMO NESBITT BURNS INC. OPINION—RESTRICTED VOTING SHARES

August 20, 2019

Kinder Morgan Canada Limited
Suite 3000, 300—5th Avenue S.A.
Calgary, Alberta T2P 5J2

Attn.: The Special Committee of the Board of Directors

Dear Special Committee:

        We understand that Kinder Morgan Canada Limited ("KML"), a corporation existing under the Business Corporations Act (Alberta), and Pembina Pipeline Corporation ("PPL"), a corporation existing under the Business Corporations Act (Alberta), propose to enter into an arrangement agreement (the "Arrangement Agreement") that contemplates, among other things, the acquisition by PPL, directly or indirectly through an existing or newly-formed wholly-owned subsidiary, of KML pursuant to an arrangement under section 193 of the Business Corporations Act (Alberta) (such acquisition, the "Arrangement"). We also understand that, pursuant to the Arrangement, holders of outstanding restricted voting shares of KML ("KML Restricted Voting Shares") will receive 0.3068 of a common share of PPL ("PPL Common Shares" and, the implied value of the per share consideration payable in the Arrangement based on such exchange ratio, the "KML Restricted Voting Share Consideration") in exchange for each KML Restricted Voting Share, other than KML Restricted Voting Shares in respect of which the holder thereof validly exercises dissent rights. We further understand that the Arrangement will provide for (i) holders of outstanding special voting shares of KML ("KML Special Voting Shares") to receive C$0.000001 in cash per share and (ii) holders of outstanding Class B limited partnership units of Kinder Morgan Canada Limited Partnership ("KMC Class B Units") to receive 0.3068 of a PPL Common Share per unit. The terms and conditions of the Arrangement are more fully set forth in the Arrangement Agreement and related documents.

        The Special Committee (the "Special Committee") of the Board of Directors (the "Board") of KML has requested that BMO Nesbitt Burns Inc. ("we" or "BMO Capital Markets") render an opinion to the Special Committee, as investment bankers and as of the date hereof, as to the fairness, from a financial point of view, to the holders of KML Restricted Voting Shares of the KML Restricted Voting Share Consideration to be received by such holders pursuant to the Arrangement (this "Opinion").

        In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

  1)
  reviewed a draft, provided to us on August 20, 2019, of the Arrangement Agreement;

  2)
  reviewed certain publicly available and other business and financial information relating to KML and PPL that we deemed to be relevant;

  3)
  reviewed certain information relating to the historical, current and future operations, financial condition and prospects of KML made available to us by or on behalf of KML, including certain financial forecasts relating to KML's Terminals segment both excluding and including certain strategic growth projects, certain financial forecasts relating KML's Pipelines segment and certain other financial data and estimates relating to KML for the fiscal years ending 2019 through 2024, in each case prepared by the managements of KML or its affiliates;

  4)
  reviewed certain publicly available financial estimates relating to PPL;

  5)
  participated in discussions with members of the senior managements of KML, PPL and/or their respective affiliates, members of the Special Committee and certain representatives and advisors of KML, PPL and the Special Committee concerning their views of KML's and PPL's respective businesses, operations, financial condition and prospects, the Arrangement and related matters;

  6)
  reviewed certain financial and stock market information for KML, PPL and certain publicly traded companies that we deemed to be relevant;

  7)
  reviewed the financial terms, to the extent publicly available, of certain acquisitions of companies or assets that we deemed to be relevant;

  8)
  performed a discounted cash flow analysis with respect to KML based on the financial forecasts and other financial data and estimates referred to above;

  9)
  reviewed current and historical market prices and trading volumes for KML Restricted Voting Shares and PPL Common Shares;

  10)
  reviewed published estimates of research analysts with respect to share price targets for KML and PPL;

  11)
  reviewed a certificate addressed to us from the senior management of KML containing, among other things, representations regarding the accuracy and completeness of certain information, data and other materials (financial or otherwise) provided to or otherwise reviewed by or discussed with us; and

  12)
  performed such other studies and analyses, and conducted such discussions as we deemed appropriate.

        We have assumed and relied on the accuracy and completeness of all information provided to or otherwise reviewed by or discussed with us, whether obtained from KML, PPL and/or their respective affiliates, representatives and advisors or from other sources. We have not independently verified (nor assumed any obligation to verify) any such information or undertaken an independent valuation or appraisal of the assets or liabilities (contingent, accrued, derivative, off-balance sheet or otherwise) of KML, PPL or any other entity, nor have we been furnished with any such valuation or appraisal. Furthermore, we have not assumed any obligation to conduct, and have not conducted, any physical inspection of the properties, facilities or assets of KML, PPL or any other entity. We have not evaluated the solvency or fair value of KML, PPL or any other entity under any provincial, state, federal or other laws relating to bankruptcy, insolvency or similar matters. With respect to outstanding litigation or proceedings involving KML or PPL, we have assumed, without independent verification, that the outcome of any such litigation or proceedings will not be meaningful in any respect to our analyses or this Opinion. We also have assumed that all required governmental, regulatory or other approvals, consents, releases, waivers and agreements in connection with the consummation of the Arrangement or otherwise will be obtained and that no delays, limitations, restrictions, terms, conditions or other actions, including any divestiture or other requirements, amendments or modifications, will be imposed or occur that would be meaningful in any respect to our analysis or this Opinion. We further have assumed that the Arrangement will be consummated in accordance with the terms of the Arrangement Agreement and related documents and in compliance with all applicable laws, documents and other requirements, that the representations and warranties of each party contained in the Arrangement Agreement will be true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the Arrangement Agreement and that all conditions to the consummation of the Arrangement will be satisfied, in each case without waiver, modification or amendment. In addition, we have assumed that the Arrangement will qualify for its intended tax treatment. We also have assumed that the final Arrangement Agreement will not differ in any material respect from the draft of the Arrangement Agreement we reviewed.

        With respect to the financial forecasts and other financial data and estimates relating to KML that we have been directed to utilize for purposes of our analyses and this Opinion, we have been advised by KML, and we have assumed, without independent investigation, that they have been reasonably prepared and reflect the best currently available estimates and good faith judgments of the managements of KML and its affiliates as to the expected future competitive, operating and regulatory environments and related financial performance of KML and the other matters covered thereby. As you are aware, we have not been provided with, and we did not have access to, financial forecasts relating to PPL prepared by the management of PPL and we have assumed, without independent investigation, that the publicly available financial estimates relating to PPL are a reasonable basis upon which to evaluate the expected future financial performance of PPL and the other matters covered thereby. We express no opinion with respect to any financial forecasts and other financial data or estimates (or the assumptions on which they are based) provided to or otherwise reviewed by or discussed with us and we have assumed that the financial results reflected therein will be realized in the amounts and at the times projected. We also have assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of KML or PPL since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to or otherwise reviewed by or discussed with us that would be meaningful in any respect to our analyses or this Opinion and that there is no information or any facts that would make any of such information incomplete or misleading. We express no view herein as to, and this Opinion does not address, the terms upon which certain assets, rights, interests and properties of KML are subject to rights of first refusal, rights of first offer or other rights and the potential implications thereof and we further have assumed that there will be no developments with respect to any such matters that would have an adverse effect on KML, PPL or the Arrangement (including the contemplated benefits thereof) or that otherwise would be meaningful in any respect to our analyses or this Opinion.

        We have relied upon the assessments of the management of KML as to, among other things, (i) matters regarding expansion, construction and other projects, including with respect to the timing thereof and related assets, liabilities and financial and other terms, (ii) the potential impact on the businesses of KML and PPL of market, competitive and other trends and developments in and prospects for, and governmental, regulatory and legislative matters relating to or otherwise affecting, the energy infrastructure industry and the geographic regions in which KML and PPL operate, including pricing, supply and demand for diluent, crude oil and other commodities, which are subject to significant volatility and which, if different than as assumed, could have a material impact on our analyses or this Opinion, (iii) existing and future agreements and other arrangements involving, and the ability to attract, retain and/or replace, key employees, customers, suppliers, service providers and other commercial relationships and (iv) the ability to integrate the operations of KML with those of PPL. We have assumed that there will be no developments with respect to any such matters that would have an adverse effect on KML, PPL or the Arrangement (including the contemplated benefits thereof) or that otherwise would be meaningful in any respect to our analyses or this Opinion.

        The issuance of this Opinion has been approved by our fairness opinion committee, the members of which committee are collectively experienced in merger and acquisition and capital markets transactions and related valuation, opinion and other matters. This Opinion is necessarily based upon financial, economic, market and other conditions and circumstances as they exist and can be evaluated, and the information made available to us, as of the date hereof. We have not undertaken, and are under no obligation, to update, revise, reaffirm or withdraw this Opinion, or otherwise comment on or consider events occurring or coming to our attention after the date hereof. Without limiting the foregoing, if we learn that any of the information we relied upon in preparing this Opinion was inaccurate, incomplete or misleading in any material respect, we reserve the right to change or withdraw this Opinion. As you are aware, the credit, financial and stock markets, and the industries in which KML and PPL operate, have experienced and may continue to experience volatility and we express no view herein as to, and this Opinion does not address, any potential effects of such volatility on KML, PPL, the Arrangement (including the contemplated benefits thereof) or related transactions.

        This Opinion addresses the fairness, from a financial point of view and as of the date hereof, of the KML Restricted Voting Share Consideration (to the extent expressly specified herein), without regard to any other securities (or class or series of securities) of KML or individual circumstances of specific holders (whether by virtue of control, voting, liquidity or otherwise) which may distinguish such holders or the securities (or class or series of securities) of KML held by such holders nor does this Opinion in any way address any other consideration payable in connection with the Arrangement or any related transactions or proportionate allocation or relative fairness. In connection with our engagement, we were not requested to, and we did not, undertake a third-party solicitation process on behalf of KML with respect to the acquisition of all or a part of KML; however, we discussed with the management of KML the results of a third-party solicitation process previously conducted on behalf of KML. We express no view herein as to, and this Opinion does not address, the relative merits of the Arrangement and any other transactions or business strategies that may be available to KML as alternatives to the Arrangement or the decision of the Special Committee or the Board to proceed with the Arrangement. We also express no view herein as to, and this Opinion does not address, any consideration to be received by Kinder Morgan, Inc. ("KMI"), the holder of a majority of the voting and equity interests in KML, or its affiliates in respect of KML Special Voting Shares and associated KMC Class B Units, any terms, aspects or implications of the contemplated sale by KMI to PPL of KMI's interest in the U.S. regulated Cochin pipeline system or any terms (other than the KML Restricted Voting Share Consideration), aspects or implications of the Arrangement, including the form or structure of the Arrangement or any related transactions or any terms, aspects or implications of any support agreement, transition services agreement or other agreement, arrangement or understanding to be entered into in connection with or contemplated by the Arrangement, any related transactions or otherwise. In addition, we express no view herein as to, and this Opinion does not address, the fairness, financial or otherwise, of the amount or nature of any compensation or other consideration payable to or to be received by any officers, directors or employees of any parties to the Arrangement or any related transactions, or any class of such persons, relative to the KML Restricted Voting Share Consideration or otherwise. We are not experts in and we express no view herein as to, and this Opinion does not address, any legal, regulatory, tax, accounting or similar matters, including as to tax or other consequences of the Arrangement or otherwise or changes in, or the impact of, accounting standards or tax and other laws, regulations and governmental and legislative policies affecting KML, PPL or the Arrangement (including the contemplated benefits thereof), and we have relied upon the assessments of representatives of KML as to such matters. We also express no view herein as to, and this Opinion does not address, the actual value of PPL Common Shares or other securities of PPL when issued pursuant to the Arrangement or otherwise or the prices at which KML Restricted Voting Shares, PPL Common Shares or any other securities of KML or PPL will trade or be transferable at any time, including following the announcement or consummation of the Arrangement.

        The Special Committee initially contacted BMO Capital Markets regarding a potential engagement in connection with the Arrangement in November 2018 and formally engaged BMO Capital Markets on December 10, 2018. Pursuant to such engagement, we have acted as financial advisor to the Special Committee with respect to this Opinion and will receive a fee for our services, of which a portion was payable in connection with our engagement and the principal portion will be payable upon delivery of this Opinion, which is not contingent upon the successful completion of the Arrangement. In addition, KML has agreed to reimburse certain of our expenses and to indemnify us and certain related parties against certain potential liabilities arising out of our engagement.

        BMO Capital Markets, together with its affiliates, is one of North America's largest investment banking firms and BMO Capital Markets and its affiliates, as part of their investment banking businesses, provide a full range of financial advisory and securities services and are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. BMO Capital Markets, together with its affiliates, has been a financial advisor in a significant number of transactions throughout North America involving public and private companies in various industry sectors and has extensive experience in transactions similar to the Arrangement and in preparing financial opinions. In the ordinary course of business, BMO Capital Markets and its affiliates from time to time for their own accounts and for the accounts of customers, and BMO Capital Markets and certain of our employees and affiliates as well as investment funds in which they may have financial interests or with which they may co-invest, may effect transactions in, acquire, hold or sell, long or short positions, or trade, in debt, equity and other securities and financial instruments (including derivative securities, loans and other obligations) of, or investments in, KMI, KML, PPL or any other party that may be involved in the Arrangement or related transactions and their respective affiliates or any currency or commodity that may be involved in the Arrangement or related transactions.

        As you are aware, we and/or certain of our affiliates may provide additional financial advisory services to the Special Committee in connection with the Arrangement, for which services we would expect to receive compensation, and in the past have provided, currently are providing and in the future may provide certain financial advisory, investment banking, commercial banking, corporate finance and other services to KML and/or certain of its affiliates (including KMI), for which we and our affiliates have received and would expect to receive compensation, including, during the period from November 1, 2016 to July 31, 2019, having acted or acting as (i) co-manager on certain equity capital markets transactions and (ii) lead arranger or participant on certain leveraged finance transactions.

        As you also are aware, we and/or certain of our affiliates in the past have provided, currently are providing and in the future may provide certain financial advisory, investment banking, commercial banking, corporate finance and other services to PPL and/or certain of its affiliates, for which we and our affiliates have received and would expect to receive compensation, including, during the period from November 1, 2016 to July 31, 2019, having acted or acting as (i) co-manager on certain equity capital markets transactions and as bookrunner or co-manager on certain debt capital markets transactions and (ii) participant and club deal member on certain leveraged finance transactions.

        This Opinion has been prepared at the request and for the benefit and use of the Special Committee (in its capacity as such) in evaluating the Arrangement. This Opinion may not be used for any other purpose or disclosed (in whole or in part) without our prior written consent, except that a copy of this Opinion may be included in its entirety in any management proxy or information circular, proxy statement or similar document in connection with the Arrangement if such inclusion is required by applicable law. This Opinion is not intended to be and does not constitute a recommendation to the Special Committee, the Board, any security holder or any other party on how to act or vote with respect to the Arrangement, any related transactions or any other proposals or matters.

        Based upon and subject to the foregoing, and in reliance thereon, it is our opinion, as investment bankers and as of the date hereof, that the KML Restricted Voting Share Consideration to be received by the holders of KML Restricted Voting Shares pursuant to the Arrangement is fair, from a financial point of view, to such holders.

Very truly yours,

BMO Nesbitt Burns Inc.

APPENDIX G

BMO NESBITT BURNS INC. OPINION—PREFERRED SHARES

September 10, 2019

Kinder Morgan Canada Limited
Suite 3000, 300—5th Avenue S.A.
Calgary, Alberta T2P 5J2

Attn.: The Special Committee of the Board of Directors

Dear Special Committee:

        We understand that Kinder Morgan Canada Limited ("KML"), a corporation existing under the Business Corporations Act (Alberta), and Pembina Pipeline Corporation ("PPL"), a corporation existing under the Business Corporations Act (Alberta), propose to enter into an amendment and restatement of the Arrangement Agreement, dated as of August 20, 2019 (the "Original Arrangement Agreement" and, as amended and restated, the "Amended Arrangement Agreement"), that contemplates, among other things, the acquisition by PPL, directly or indirectly through an existing or newly-formed wholly-owned subsidiary, of KML pursuant to an arrangement under section 193 of the Business Corporations Act (Alberta) (such acquisition, the "Arrangement"). We also understand that, pursuant to the Arrangement, each cumulative redeemable minimum rate reset preferred share, Series 1 and 3, of KML (collectively, "KML Preferred Shares"), other than KML Preferred Shares with respect to which the holder thereof validly exercises dissent rights, will be cancelled in exchange for one corresponding newly designated cumulative redeemable minimum rate reset Class A preferred share of PPL (collectively with the corresponding series of such preferred shares, "PPL Exchange Preferred Shares" and, such share consideration, the "KML Preferred Share Consideration"), together with accrued dividends. We have relied on the provisions of the Amended Arrangement Agreement, which provide that each series of PPL Exchange Preferred Shares that comprise the KML Preferred Share Consideration will have substantially identical terms as those of the corresponding series of KML Preferred Shares. The terms and conditions of the Arrangement are more fully set forth in the Amended Arrangement Agreement and related documents.

        The Special Committee (the "Special Committee") of the Board of Directors (the "Board") of KML has requested that BMO Nesbitt Burns Inc. ("we" or "BMO Capital Markets") render an opinion to the Special Committee, as investment bankers and as of the date hereof, as to the fairness, from a financial point of view, to the holders of KML Preferred Shares of the KML Preferred Share Consideration to be received by such holders pursuant to the Arrangement (this "Opinion").

        In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

  1)
  reviewed an execution version, provided to us on September 10, 2019, of the Amended Arrangement Agreement;

  2)
  held discussions with members of the Special Committee regarding matters pertaining to KML Preferred Shares, Class A preferred shares of PPL ("PPL Existing Preferred Shares") and PPL Exchange Preferred Shares and also discussed with a member of the senior management of PPL discussions held by PPL with certain credit rating agencies prior to execution and public announcement of the Original Arrangement Agreement;

  3)
  compared certain publicly available stock market information, credit ratings and other information relating to KML, PPL, KML Preferred Shares and PPL Existing Preferred Shares that we deemed to be relevant;

  4)
  reviewed the financial terms of KML Preferred Shares and PPL Existing Preferred Shares as disclosed in public filings of KML and PPL, respectively;

  5)
  compared, based on publicly available information, historical yields for KML Preferred Shares and PPL Existing Preferred Shares that we deemed to be relevant;

  6)
  compared, based on publicly available information, historical yields for KML Preferred Shares and preferred shares of certain publicly traded companies that we deemed to be relevant;

  7)
  compared, based on historical trading volumes, the liquidity of KML Preferred Shares and PPL Existing Preferred Shares;

  8)
  reviewed a certificate addressed to us from the senior management of KML containing, among other things, representations regarding the accuracy and completeness of certain information, data and other materials (financial or otherwise) provided to or otherwise reviewed by or discussed with us; and

  9)
  performed such other studies and reviews, and conducted such discussions as we deemed appropriate.

        We have assumed and relied on the accuracy and completeness of all information provided to or otherwise reviewed by or discussed with us, whether obtained from KML, PPL and/or their respective affiliates, representatives and advisors or from other sources. We have not independently verified (nor assumed any obligation to verify) any such information or undertaken an independent valuation or appraisal of the assets or liabilities (contingent, accrued, derivative, off-balance sheet or otherwise) of KML, PPL or any other entity, nor have we been furnished with any such valuation or appraisal. Furthermore, we have not assumed any obligation to conduct, and have not conducted, any physical inspection of the properties, facilities or assets of KML, PPL or any other entity. We have not evaluated the solvency or fair value of KML, PPL or any other entity under any provincial, state, federal or other laws relating to bankruptcy, insolvency or similar matters. With respect to outstanding litigation or proceedings involving KML or PPL, we have assumed, without independent verification, that the outcome of any such litigation or proceedings will not be meaningful in any respect to this Opinion. We also have assumed that all required governmental, regulatory or other approvals, consents, releases, waivers and agreements in connection with the consummation of the Arrangement or otherwise will be obtained and that no delays, limitations, restrictions, terms, conditions or other actions, including any divestiture or other requirements, amendments or modifications, will be imposed or occur that would be meaningful in any respect to this Opinion. We further have assumed that the Arrangement will be consummated in accordance with the terms of the Amended Arrangement Agreement and related documents and in compliance with all applicable laws, documents and other requirements, that the representations and warranties of each party contained in the Amended Arrangement Agreement will be true and correct, that each party will perform all of the covenants and agreements required to be performed by it under the Amended Arrangement Agreement and that all conditions to the consummation of the Arrangement will be satisfied, in each case without waiver, modification or amendment. In addition, we have assumed that the Arrangement will qualify for its intended tax treatment. We also have assumed that the final Amended Arrangement Agreement will not differ in any material respect from the execution version of the Amended Arrangement Agreement we reviewed.

        With respect to the information utilized for purposes of this Opinion, we have assumed, without independent investigation, that such information is a reasonable basis upon which to evaluate KML Preferred Shares, PPL Existing Preferred Shares, PPL Exchange Preferred Shares and the other matters covered thereby. We express no opinion with respect to any such information or the assumptions on which such information is based. We also have assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of KML or PPL since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to or otherwise reviewed by or discussed with us that would be meaningful in any respect to this Opinion and that there is no information or any facts that would make any of such information incomplete or misleading. We express no view herein as to, and this Opinion does not address, the terms upon which certain assets, rights, interests and properties of KML are subject to rights of first refusal, rights of first offer or other rights and the potential implications thereof and we further have assumed that there will be no developments with respect to any such matters that would have an adverse effect on KML, PPL or the Arrangement (including the contemplated benefits thereof) or that otherwise would be meaningful in any respect to this Opinion. We also have assumed that credit ratings and related information for PPL and PPL Existing Preferred Shares will not be adversely impacted as a result of the Arrangement or any related transactions and that credit ratings and related information, when available, for PPL Exchange Preferred Shares will be the same as those for PPL Existing Preferred Shares.

        The issuance of this Opinion has been approved by our fairness opinion committee, the members of which committee are collectively experienced in merger and acquisition and capital markets transactions and related valuation, opinion and other matters. This Opinion is necessarily based upon financial, economic, market and other conditions and circumstances as they exist and can be evaluated, and the information made available to us, as of the date hereof. We have not undertaken, and are under no obligation, to update, revise, reaffirm or withdraw this Opinion, or otherwise comment on or consider events occurring or coming to our attention after the date hereof. Without limiting the foregoing, if we learn that any of the information we relied upon in preparing this Opinion was inaccurate, incomplete or misleading in any material respect, we reserve the right to change or withdraw this Opinion. As you are aware, the credit, financial and stock markets, and the industries in which KML and PPL operate, have experienced and may continue to experience volatility and we express no view herein as to, and this Opinion does not address, any potential effects of such volatility on KML, PPL, the Arrangement (including the contemplated benefits thereof) or related transactions.

        This Opinion addresses the fairness, from a financial point of view and as of the date hereof, of the KML Preferred Share Consideration (to the extent expressly specified herein), without regard to any other securities (or class or series of securities) of KML or individual circumstances of specific holders (whether by virtue of control, voting, liquidity or otherwise) which may distinguish such holders or the securities (or class or series of securities) of KML held by such holders nor does this Opinion in any way address any other consideration payable in connection with the Arrangement or any related transactions or proportionate allocation or relative fairness. In connection with our engagement, we were not requested to, and we did not, undertake a third-party solicitation process on behalf of KML with respect to the acquisition of all or a part of KML; however, we discussed with the management of KML the results of a third-party solicitation process previously conducted on behalf of KML. We express no view herein as to, and this Opinion does not address, the relative merits of the Arrangement and any other transactions or business strategies that may be available to KML as alternatives to the Arrangement or the decision of the Special Committee or the Board to proceed with the Arrangement. We also express no view herein as to, and this Opinion does not address, the specific terms of KML Preferred Shares (or any other series of preferred shares of KML) and the corresponding series of PPL Exchange Preferred Shares, any consideration to be received in the Arrangement by holders of restricted voting shares of KML ("KML Restricted Voting Shares") or by Kinder Morgan, Inc. ("KMI"), the holder of a majority of the voting and equity interests in KML, or its affiliates in respect of special voting shares of KML and associated Class B limited partnership units of Kinder Morgan Canada Limited Partnership, any terms, aspects or implications of the contemplated sale by KMI to PPL of KMI's interest in the U.S. regulated Cochin pipeline system or any terms (other than the KML Preferred Share Consideration), aspects or implications of the Arrangement, including the form or structure of the Arrangement or any related transactions, any accrued dividends payable in connection with the Arrangement in respect of KML Preferred Shares or any terms, aspects or implications of any support agreement, transition services agreement or other agreement, arrangement or understanding to be entered into in connection with or contemplated by the Arrangement, any related transactions or otherwise. In addition, we express no view herein as to, and this Opinion does not address, the fairness, financial or otherwise, of the amount or nature of any compensation or other consideration payable to or to be received by any officers, directors or employees of any parties to the Arrangement or any related transactions, or any class of such persons, relative to the KML Preferred Share Consideration or otherwise. We are not experts in and we express no view herein as to, and this Opinion does not address, any legal, regulatory, tax, accounting or similar matters, including as to tax or other consequences of the Arrangement or otherwise or changes in, or the impact of, accounting standards or tax and other laws, regulations and governmental and legislative policies affecting KML, PPL or the Arrangement (including the contemplated benefits thereof), and we have relied upon the assessments of representatives of KML as to such matters. We also express no view herein as to, and this Opinion does not address, the actual value of PPL Exchange Preferred Shares or other securities of PPL when issued pursuant to the Arrangement or otherwise or the prices at which KML Preferred Shares (or any other series of preferred shares of KML), PPL Exchange Preferred Shares or any other securities of KML or PPL will trade or be transferable at any time, including following the announcement or consummation of the Arrangement.

        The Special Committee initially contacted BMO Capital Markets regarding a potential engagement in connection with the Arrangement in November 2018 and formally engaged BMO Capital Markets on December 10, 2018 pursuant to which we acted as financial advisor to the Special Committee with respect to an opinion rendered to the Special Committee on August 20, 2019 in connection with KML Restricted Voting Shares. On August 23, 2019, the Special Committee separately formally engaged BMO Capital Markets as financial advisor to the Special Committee with respect to this Opinion and will receive a fee for our services, of which a portion was payable in connection with our engagement and the principal portion will be payable upon delivery of this Opinion, which is not contingent upon the successful completion of the Arrangement. In addition, KML has agreed to reimburse certain of our expenses and to indemnify us and certain related parties against certain potential liabilities arising out of our engagement.

        BMO Capital Markets, together with its affiliates, is one of North America's largest investment banking firms and BMO Capital Markets and its affiliates, as part of their investment banking businesses, provide a full range of financial advisory and securities services and are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. BMO Capital Markets, together with its affiliates, has been a financial advisor in a significant number of transactions throughout North America involving public and private companies in various industry sectors and has extensive experience in transactions similar to the Arrangement and in preparing financial opinions. In the ordinary course of business, BMO Capital Markets and its affiliates from time to time for their own accounts and for the accounts of customers, and BMO Capital Markets and certain of our employees and affiliates as well as investment funds in which they may have financial interests or with which they may co-invest, may effect transactions in, acquire, hold or sell, long or short positions, or trade, in debt, equity and other securities and financial instruments (including derivative securities, loans and other obligations) of, or investments in, KMI, KML, PPL or any other party that may be involved in the Arrangement or related transactions and their respective affiliates or any currency or commodity that may be involved in the Arrangement or related transactions.

        As you are aware, we and/or certain of our affiliates in the past have provided, currently are providing and in the future may provide certain financial advisory, investment banking, commercial banking, corporate finance and other services to KML and/or certain of its affiliates (including KMI), for which we and our affiliates have received and would expect to receive compensation, including, during the period from November 1, 2016 to July 31, 2019, having acted or acting as (i) co-manager on certain equity capital markets transactions and (ii) lead arranger or participant on certain leveraged finance transactions.

        As you also are aware, we and/or certain of our affiliates in the past have provided, currently are providing and in the future may provide certain financial advisory, investment banking, commercial banking, corporate finance and other services to PPL and/or certain of its affiliates, for which we and our affiliates have received and would expect to receive compensation, including, during the period from November 1, 2016 to July 31, 2019, having acted or acting as (i) co-manager on certain equity capital markets transactions and as bookrunner or co-manager on certain debt capital markets transactions and (ii) participant and club deal member on certain leveraged finance transactions.

        This Opinion has been prepared at the request and for the benefit and use of the Special Committee (in its capacity as such) in evaluating the Arrangement. This Opinion may not be used for any other purpose or disclosed (in whole or in part) without our prior written consent, except that a copy of this Opinion may be included in its entirety in any management proxy or information circular, proxy statement or similar document in connection with the Arrangement if such inclusion is required by applicable law. This Opinion is not intended to be and does not constitute a recommendation to the Special Committee, the Board, any security holder or any other party on how to act or vote with respect to the Arrangement, any related transactions or any other proposals or matters.

        Based upon and subject to the foregoing, and in reliance thereon, it is our opinion, as investment bankers and as of the date hereof, that the KML Preferred Share Consideration to be received by the holders of KML Preferred Shares pursuant to the Arrangement is fair, from a financial point of view, to such holders.

Very truly yours,

BMO Nesbitt Burns Inc.

APPENDIX H
INFORMATION CONCERNING THE COMPANY
NOTICE TO READER

        Unless the context indicates otherwise, capitalized terms which are used in this Appendix H and not otherwise defined in this Appendix H have the meanings given to such terms in Annex A—"Glossary of Terms".

FORWARD-LOOKING STATEMENTS

        Certain statements in this Appendix H, and in the documents incorporated by reference into this Appendix H, constitute forward-looking statements and forward-looking information (collectively referred to as "forward looking statements") within the meaning of applicable securities laws. Such forward-looking statements relate to future events, including the Arrangement or the Company's future performance. See "Forward-Looking Statements" in this proxy statement. Readers should also carefully consider the matters and cautionary statements discussed under the heading "Risk Factors" in this proxy statement, and under the heading "Risk Factors" in this Appendix H and the Company 10-K.

DOCUMENTS INCORPORATED BY REFERENCE

        Information has been incorporated by reference in this proxy statement, including this Appendix H, from documents filed with securities commissions or similar authorities in Canada. Copies of the documents incorporated herein by reference may be obtained on request without charge from Kinder Morgan Canada Limited, Investor Relations Department, 1001 Louisiana Street, Suite 1000, Houston, Texas 77002, Phone: (713) 369-9000. In addition, copies of the documents incorporated herein by reference may be obtained by accessing the disclosure documents available on the SEDAR website at www.sedar.com or the SEC website at www.sec.gov/edgar.

        The following documents of the Company are filed with the various securities commissions or similar authorities in the provinces of Canada and are specifically incorporated by reference into and form an integral part of this proxy statement:

  (a)
  the Company's Annual Report on Form 10-K for the year ended December 31, 2018;

  (b)
  the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019, June 30, 2019 and September 30, 2019;

  (c)
  the Company's Current Reports on Form 8-K filed on May 21, 2019, August 21, 2019, August 23, 2019 and September 11, 2019;

  (d)
  the Company's Material Change Report filed on August 23, 2019;

  (e)
  the Company's Proxy Statement on Schedule 14A filed on April 18, 2019 relating to the annual meeting of Voting Shareholders held on May 15, 2019; and

  (f)
  all documents filed with the SEC under Section 13(a), 13(c), 14 or 15(d) of the U.S. Exchange Act, between the date of this proxy statement and the date of the Meetings.

        Any documents of the type required by National Instrument 44-101—Short Form Prospectus Distributions to be incorporated by reference in a short form prospectus, including any material change reports (except confidential material change reports), interim financial statements, annual financial statements and the auditors' report thereon, MD&A, circulars, annual information forms and business acquisition reports (excluding those portions that are not required pursuant to National Instrument 44-101—Short Form Prospectus Distributions to be incorporated by reference herein) filed by the Company with the securities commissions or similar authorities in Canada subsequent to the date of this proxy statement and prior to the Meetings will be deemed to be incorporated by reference in this proxy statement.

        Any statement contained in a document incorporated or deemed to be incorporated by reference herein will be deemed to be modified or superseded for the purposes of this proxy statement to the extent that a statement contained herein or in any other subsequently filed document which also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. The modifying or superseding statement need not state that it has modified or superseded a prior statement or include any other information set forth in the document that it modifies or supersedes. The making of a modifying or superseding statement will not be deemed an admission for any purpose that the modified or superseded statement, when made, constituted a misrepresentation, an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

 KINDER MORGAN CANADA LIMITED

        The Company is a publicly traded corporation based in Calgary, Alberta that focuses on fee-based services to customers from an asset portfolio consisting of energy-related pipelines and liquid and bulk terminalling facilities. The Company is engaged in two principal businesses:

  (a)
  Terminals, which is comprised of the Vancouver Wharves Terminal and the terminals located in the Edmonton, Alberta area; and

  (b)
  Pipelines, which is comprised of the Canadian Cochin pipeline system and the Jet Fuel pipeline system.

        For a complete description of the Company's corporate history, organizational structure and material subsidiaries, see "Corporate Structure" in the Company 10-K, incorporated by reference to this proxy statement. In addition, further details concerning the Company, including information with respect to the Company's assets, operations and history, are provided in the Company 10-K. Readers are encouraged to thoroughly review the Company 10-K as it contains important information about the Company.

        The registered office and principal place of business of the Company is at Suite 3000, 300—5th Avenue S.W., Calgary, Alberta T2P 532. The telephone number of the Company's principal place of business is 403-514-6780.

RECENT DEVELOPMENTS

The Arrangement

        On August 20, 2019, the Company entered into the Arrangement Agreement as amended and restated effective as of September 10, 2019 with Pembina pursuant to which Pembina proposes to acquire all of the issued and outstanding Restricted Voting Shares and the Special Voting Shares, as well as the associated Class B Units, and, if the Preferred Share Condition is satisfied, exchange all of the issued and outstanding Preferred Shares for Pembina Exchange Preferred Shares, by way of a plan of arrangement under the ABCA. For a full description of the Arrangement and the Arrangement Agreement, see "The Arrangement" and "Procedure for the Arrangement to Become Effective" in this proxy statement. Also see Appendix I—"Information Concerning Pembina".

 DESCRIPTION OF SECURITIES

        The Company is entitled to issue an unlimited number of Restricted Voting Shares, an unlimited number of Special Voting Shares and an unlimited number of Preferred Shares issuable in series. As of October 23, 2019 (the record date), there were 34,944,993 Restricted Voting Shares, 81,353,820 Special Voting Shares, 12,000,000 Series 1 Preferred Shares and 10,000,000 Series 3 Preferred Shares issued and outstanding.

        The following is a summary of the rights, privileges, restrictions and conditions attaching to the securities that comprise the Company's existing share capital.

Restricted Voting Shares

        Holders of Restricted Voting Shares are entitled to one vote for each Restricted Voting Share held at all meetings of Voting Shareholders, except meetings at which or in respect of matters on which only holders of another class of shares are entitled to vote separately as a class. Except as otherwise provided by the Company's articles or required by law, the holders of Restricted Voting Shares will vote together with the holders of Special Voting Shares as a single class.

        The holders of Restricted Voting Shares are entitled to receive, subject to the rights of the holders of another class of shares, any dividend the Company declares, and the remaining property of the Company upon the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary.

        The Company may not modify or remove any of the rights, privileges, conditions or restrictions of the Restricted Voting Shares without the approval by special resolution of the holders of Restricted Voting Shares.

Special Voting Shares

        All of the outstanding Special Voting Shares are held by KMI, indirectly through KMCC and Kinder Morgan Canada Terminals, for the purpose of providing voting rights with respect to the Company. Under the Company's articles, the Company is prohibited from issuing any Special Voting Shares unless a corresponding number of associated Class B Units are concurrently issued by the Limited Partnership. In addition, holders of Special Voting Shares are prohibited from transferring their Special Voting Shares separately from the related Class B Units except for certain permitted transfers among affiliates.

        Holders of Special Voting Shares are entitled to one vote for each Special Voting Share held at all meetings of Shareholders of the Company, except meetings at which or in respect of matters on which only holders of another class of shares are entitled to vote separately as a class. Except as otherwise provided by the Company's Articles or required by law, the holders of Special Voting Shares will vote together with the holders of Restricted Voting Shares as a single class.

        The holders of Special Voting Shares are entitled to receive, subject to the rights of the holders of Preferred Shares and in priority to the holders of Restricted Voting Shares, an amount per Special Voting Share equal to $0.000001 on the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary

        The Company may not modify or remove any of the rights, privileges, conditions or restrictions of the Special Voting Shares without the approval by special resolution of the holders of Special Voting Shares.

Preferred Shares

        The Company is authorized to issue an unlimited number of Preferred Shares and the Company may issue Preferred Shares in one or more series with such terms as the Board may fix, subject to the ABCA. Any such additional Preferred Shares shall rank on a parity with the preferred shares of every other series and shall be entitled to preference over the Restricted Voting Shares and the Special Voting Shares, in each case with respect to priority in payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding up of the Company

Series 1 Preferred Shares

        On August 15, 2017, the Company issued 12,000,000 Series 1 Preferred Shares at a price of $25.00 per share. The holders of Series 1 Preferred Shares are entitled to receive dividends at an annual rate of $1.3125 per share, payable quarterly, up to but excluding November 15, 2022. as and when declared by the Board. For each five-year period following November 15, 2022, the holders of Series 1 Preferred Shares shall be entitled to receive dividends, as and when declared, in the amount per share determined by multiplying one-quarter of the "annual fixed dividend rate" by $25.00. The annual fixed dividend rate for the applicable period will be equal to the sum of the five-year Government of Canada bond yield ("Government of Canada Yield") on such date plus 3.65%, provided that, in any event, such rate shall not be less than 5.25%. This spread will remain unchanged over the life of the Series 1 Preferred Shares.

        The Series 1 Preferred Shares are not entitled to vote or attend meetings of the holders of Voting Shares (except as otherwise provided by law and except for meetings of the holders of Preferred Shares as a class and meetings of the holders of Series 1 Preferred Shares as a series) unless dividends on the Series 1 Preferred Shares have not been paid for eight quarters, whether or not consecutive, whether or not such dividends have been declared and whether or not the Company has sufficient cash properly applicable to the payment of such dividends. Until all such arrears of dividends have been paid, holders of Series 1 Preferred Shares will be entitled to one vote per Series 1 Preferred Share with respect to resolutions to elect directors.

        In the event of the liquidation, dissolution or winding-up of the Company, the holders of the Series 1 Preferred Shares are entitled to receive $25.00 per share plus all accrued and unpaid dividends thereon before any amount is paid or any property or assets of the Company are distributed to the holders of the Restricted Voting Shares, Special Voting Shares or to the holders of any other shares ranking junior to the Series 1 Preferred Shares in any respect.

Series 3 Preferred Shares

        On December 15, 2017, the Company issued 10,000,000 Series 3 Preferred Shares at a price of $25.00 per share. The holders of Series 3 Preferred Shares are entitled to receive dividends at an annual rate of $1.3000 per share, payable quarterly, up to but excluding February 15, 2023 as and when declared by the Board. For each five-year period following February 15, 2023, the holders of Series 3 Preferred Shares shall be entitled to receive dividends, as and when declared, in the amount per share determined by multiplying one-quarter of the "annual fixed dividend rate" by $25.00. The annual fixed dividend rate for the applicable period will be equal to the sum of the Government of Canada Yield on such date plus 3.51%, provided that, in any event, such rate shall not be less than 5.20%. This spread will remain unchanged over the life of the Series 3 Preferred Shares.

        The Series 3 Preferred Shares are not entitled to vote or attend meetings of the holders of Voting Shares (except as otherwise provided by law and except for meetings of the holders of Preferred Shares as a class and meetings of the holders of Series 3 Preferred Shares as a series) unless dividends on the Series 3 Preferred Shares have not been paid for eight quarters, whether or not consecutive, whether or not such dividends have been declared and whether or not the Company has sufficient cash properly applicable to the payment of such dividends. Until all such arrears of dividends have been paid, holders of Series 3 Preferred Shares will be entitled to one vote per Series 3 Preferred Share with respect to resolutions to elect directors.

        In the event of the liquidation, dissolution or winding-up of the Company, the holders of the Series 3 Preferred Shares are entitled to receive $25.00 per share plus all accrued and unpaid dividends thereon before any amount is paid or any property or assets of the Company are distributed to the holders of the Restricted Voting Shares, Special Voting Shares or to the holders of any other shares ranking junior to the Series 3 Preferred Shares in any respect.

Dividends on Restricted Voting Shares

        The Company has established a dividend policy pursuant to which it has paid a quarterly dividend on the Restricted Voting Shares since the IPO. See "Item 7—Equity, Dividends and Distributions—Dividends on Restricted Voting Shares" in the Company 10-K, which is incorporated by reference in this proxy statement. As the sole indirect holder of Class B Units, KMI is entitled to quarterly distributions from the Limited Partnership in accordance with the terms of the Limited Partnership Agreement. See "Item 7—Equity, Dividends and Distributions—Dividends on the Kinder Morgan Interest" in the Company 10-K, which is incorporated by reference in this proxy statement. Under the terms of the Arrangement, the Company is permitted to pay its regular quarterly cash dividend, not in excess of C$0.1625 per Restricted Voting Share, consistent with the current practice of the Company, pending completion of the Arrangement.

CONSOLIDATED CAPITALIZATION OF THE COMPANY

        Pursuant to Shareholders' approval on November 29, 2018, distributions of approximately $1.2 billion were made as a return of capital to holders of Restricted Voting Shares ($11.40 per Restricted Voting Share) and approximately $2.8 billion to KMI as the indirect holder of Special Voting Shares on January 3, 2019 (the "Return of Capital"). To facilitate the Return of Capital and provide flexibility for dividends going forward, the Shareholders also approved (i) a reduction of the stated capital of Restricted Voting Shares by C$1.45 billion and (ii) a "reverse stock split" of Restricted Voting Shares and Special Voting Shares on a one-for-three basis (three shares consolidating to one share), which occurred on January 4, 2019. See "2019 Return of Capital and Share Consolidation" in the Company 10-K.

PRIOR SALES AND DISTRIBUTIONS

        The Company has not sold or issued any Restricted Voting Shares or Preferred Shares or securities convertible into Restricted Voting Shares or Preferred Shares during the 12 month period prior to the date of this proxy statement.

        Except as set forth below and except for Restricted Voting Shares issued upon vesting of the Company Awards and the Company's dividend reinvestment program (prior to its suspension effective January 16, 2019), the Company has not distributed any Restricted Voting Shares or Preferred Shares (or securities convertible into Restricted Voting Shares or Preferred Shares) since the date of its incorporation on April 7, 2017.

        On May 30, 2017, the Company completed its initial public offering of 102,942,000 Restricted Voting Shares (number of shares issued is before the Company's share consolidation completed on January 4, 2019 at a price of $17.00 per Restricted Voting Share for total gross proceeds of approximately C$1.75 billion (the "IPO"). Upon closing of the IPO, KMI held 242,058,000 Special Voting Shares (prior to the share consolidation referenced above) and 242,058,000 associated Class B Units at a price of $17.00 per Class B Unit. Following the IPO, the Company issued an aggregate of

$550 million of Preferred Shares, comprised of 12,000,000 Series 1 Preferred Shares issued on August 15, 2017 and 10,000,000 Series 3 Preferred Shares issued on December 15, 2017.

PRICE RANGE AND TRADING VOLUME OF SECURITIES

Restricted Voting Shares

        The Restricted Voting Shares are listed and trade on the TSX under the symbol "KML". The following table sets forth the price range and trading volume of the Restricted Voting Shares on the TSX as reported by the TSX for the periods indicated.

Month	High ($)	Low ($)	Close ($)	Volume
2019
October	14.98	13.84	14.00	2,539,032
September	15.07	14.53	14.91	8,783,361
August	14.84	10.55	14.68	11,854,808
July	12.15	11.06	11.29	2,714,563
June	12.47	11.30	11.67	2,158,838
May	15.22	11.61	11.88	7,217,088
April	16.09	14.79	14.99	4,093,863
March	16.17	15.28	15.94	5,030,021
February	15.51	14.49	15.33	3,815,668
January	16.41	4.82	14.71	6,209,651
2018
December	16.10	15.06	15.93	5,448,726
November	16.26	15.50	15.55	5,623,904

Series 1 Preferred Shares

        The Series 1 Preferred Shares are listed and trade on the TSX under the symbol "KML.PR.A". The following table sets forth the price range and the trading volume of the Series 1 Preferred Shares on the TSX as reported by the TSX for the periods indicated.

Month	High ($)	Low ($)	Close ($)	Volume
2019
October	24.25	23.17	23.49	320,708
September	23.70	22.32	23.70	129,545
August	23.43	21.61	22.50	262,287
July	23.65	22.72	23.14	125,034
June	22.99	22.25	22.99	90,701
May	23.98	22.20	22.77	162,048
April	24.27	23.12	23.86	515,783
March	24.13	22.18	23.20	303,696
February	23.11	21.75	22.39	413,283
January	24.30	21.78	22.83	336,889
2018
December	23.69	21.32	21.95	168,014
November	24.60	22.60	22.68	130,868

Series 3 Preferred Shares

        The Series 3 Preferred Shares are listed and trade on the TSX under the symbol "KML.PR.C". The following table sets forth the price range and the trading volume of the Series 3 Preferred Shares on the TSX as reported by the TSX for the periods indicated.

Month	High ($)	Low ($)	Close ($)	Volume
2019
October	24.04	22.80	23.25	658,382
September	23.14	21.97	23.00	459,700
August	23.15	21.06	22.31	254,194
July	23.20	22.55	22.55	98,481
June	22.80	22.00	22.80	99,164
May	23.84	21.63	22.32	129,665
April	24.17	23.02	23.71	335,972
March	23.59	22.05	23.10	96,223
February	22.91	21.59	22.25	292,338
January	23.80	21.37	22.61	316,123
2018
December	23.60	21.07	21.30	213,784
November	24.55	22.58	22.65	131,279

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

        Other than as set forth under "Interests of Certain Persons or Companies in the Arrangement" in this proxy statement, there were no material interests, direct or indirect, of the Company's directors or executive officers, or any director or executive officer of a subsidiary of the Company or any person who beneficially owns, or controls or directs, directly or indirectly, more than 5% of the outstanding Voting Shares, or any associate or affiliate of such Persons, in any transaction since the commencement of the Company's last completed financial year or in any proposed transaction which has materially affected, or would materially affect, the Company or any of its Subsidiaries.

RISK FACTORS

        An investment in the securities of the Company is subject to certain risks. Shareholders should carefully consider the risk factors described under the heading "Risk Factors" in the Company 10-K, which is incorporated by reference herein, as well as the risk factors set forth elsewhere in this proxy statement. If any of the identified risks were to materialize, the Company's business, financial position, results and/or future operations may be materially affected.

AUDITORS, REGISTRAR AND TRANSFER AGENT

        The independent registered public accountants of the Company are PricewaterhouseCoopers LLP (United States), 1000 Louisiana Street, Suite 5800, Houston, Texas 77002 since 2018, and PricewaterhouseCoopers LLP (Canada), 111 5th Avenue SW, Suite 3100, East Tower, Calgary, Alberta, T2P 5L3 from its incorporation on April 7, 2017 to 2018.

        Computershare Trust Company of Canada, at its principal offices in Calgary, Alberta and Toronto, Ontario is the registrar and transfer agent of the Restricted Voting Shares, the Special Voting Shares and the Preferred Shares.

ADDITIONAL INFORMATION

        Additional information relating to the Company is available on SEDAR at www.sedar.com. Financial information of the Company is provided in annual financial statements and accompanying management's discussion and analysis, which can be accessed on SEDAR at www.sedar.com or on EDGAR at www.sec.gov/edgar.

APPENDIX I

INFORMATION CONCERNING PEMBINA

NOTICE TO READER

        Unless the context indicates otherwise, capitalized terms which are used in this Appendix I and not otherwise defined in this Appendix I have the meanings given to such terms in Annex A—"Glossary of Terms" in this proxy statement.

FORWARD-LOOKING STATEMENTS

        Certain statements contained in this Appendix I, and in the documents incorporated by reference into this Appendix I, constitute forward-looking statements and forward-looking information (collectively referred to as "forward-looking statements") within the meaning of applicable securities laws. Such forward-looking statements relate to future events or Pembina's future performance. See "Forward-Looking Statements" in this proxy statement. Readers should also carefully consider the matters and cautionary statements discussed under the heading "Risk Factors" in this proxy statement, and under the heading "Risk Factors" in this Appendix I and the Pembina AIF.

DOCUMENTS INCORPORATED BY REFERENCE

        Information has been incorporated by reference in this proxy statement, including this Appendix I, from documents filed with securities commissions or similar authorities in Canada. Copies of the documents incorporated herein by reference may be obtained on request without charge from the Corporate Secretary of Pembina at #4000, 585—8th Avenue S.W., Calgary, Alberta, Canada, T2P 1G1, Phone: (403) 231-7500. In addition, copies of the documents incorporated herein by reference may be obtained by accessing the disclosure documents available under Pembina's profile on the SEDAR website at www.sedar.com.

        The following documents of Pembina are filed with the various securities commissions or similar authorities in the provinces of Canada and are specifically incorporated by reference into and form an integral part of this proxy statement:

  (a)
  the Pembina AIF;

  (b)
  the Pembina Annual Financial Statements;

  (c)
  the Pembina Annual MD&A;

  (d)
  the Pembina Interim Financial Statements;

  (e)
  the Pembina Interim MD&A;

  (f)
  the management information circular of Pembina dated March 15, 2019 relating to the annual and special meeting of holders of Pembina Common Shares held on May 3, 2019 and the special meeting of holders of Pembina Class A Preferred Shares held on May 3, 2019 as adjourned to May 31, 2019 and further adjourned to June 25, 2019; and

  (g)
  the material change report of Pembina dated August 23, 2019.

        Any documents of the type required by National Instrument 44-101—Short Form Prospectus Distributions to be incorporated by reference in a short form prospectus, including any material change reports (excluding confidential reports), interim financial statements, annual financial statements and the auditor's report thereon, MD&A, circulars, annual information forms and business acquisition reports (excluding those portions that are not required pursuant to National Instrument 44-101—Short Form Prospectus Distributions to be incorporated by reference herein) filed by Pembina with the securities commissions or similar authorities in Canada subsequent to the date of this proxy statement and before the Meetings will be deemed to be incorporated by reference in this proxy statement. In addition, to the extent that any document or information incorporated by reference into this proxy statement is included in any report on Form 6-K, Form 40-F, Form 20-F, Form 10-K, Form 10-Q or Form 8-K (or any respective successor form) that is filed with or furnished to the SEC after the date of this proxy statement, such document or information shall be deemed to be incorporated by reference as an exhibit to the registration statement of which this proxy statement forms a part (in the case of Form 6-K and Form 8-K, if and to the extent expressly set out therein). We may also incorporate other information filed with or furnished to the SEC under the U.S. Exchange Act, provided that information included in any report on Form 6-K or Form 8-K shall be deemed to be incorporated by reference only if and to the extent expressly set out therein.

        Any statement contained in a document incorporated or deemed to be incorporated by reference herein will be deemed to be modified or superseded for the purposes of this proxy statement to the extent that a statement contained herein or in any other subsequently filed document which also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. The modifying or superseding statement need not state that it has modified or superseded a prior statement or include any other information set forth in the document that it modifies or supersedes. The making of a modifying or superseding statement will not be deemed an admission for any purposes that the modified or superseded statement, when made, constituted a misrepresentation, an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

 PEMBINA PIPELINE CORPORATION

        Pembina Pipeline Corporation is a leading transportation and midstream service provider that has been serving North America's energy industry for 65 years. Pembina owns an integrated system of pipelines that transport various hydrocarbon liquids and natural gas products produced primarily in western Canada. Pembina also owns natural gas gathering and processing facilities, an oil and natural gas liquids infrastructure and logistics business, export terminals and is currently constructing a petrochemical facility to convert propane into polypropylene. Pembina's integrated assets and commercial operations along the majority of the hydrocarbon value chain allow it to offer a full spectrum of midstream and marketing services to the energy sector. Pembina is committed to identifying additional opportunities to connect hydrocarbon production to new demand locations through the development of infrastructure that would extend Pembina's service offering even further along the hydrocarbon value chain. These new developments will contribute to ensuring that hydrocarbons produced in the Western Canadian Sedimentary Basin and the other basins where Pembina operates can reach the highest value markets throughout the world. See "Description of Pembina's Business and Operations" in the Pembina AIF and "Segment Results—Pipelines Division—Business Overview", "Segment Results—Facilities Division—Business Overview" and "Segment Results—Marketing & New Ventures Division—Business Overview" in the Pembina Annual MD&A and the Pembina Interim MD&A, which documents are incorporated by reference herein, for a description of the business and operations of Pembina and its operating divisions.

        The registered office and principal place of business of Pembina is at #4000, 585—8th Avenue S.W., Calgary, Alberta, Canada, T2P 1G1. The telephone number of Pembina's principal place of business is 403-231-7500.

 RECENT DEVELOPMENTS

Amendment of Pembina's Articles

        At the annual and special meeting of the holders of Pembina Common Shares ("Pembina Common Shareholders") held on May 3, 2019, the Pembina Common Shareholders approved a special resolution to amend Pembina's articles to increase the limit on the number of Pembina Class A Preferred Shares that Pembina is authorized to issue from 20% of the number of Pembina Common Shares issued and outstanding at the time of issuance to a maximum of 254,850,850 Pembina Class A Preferred Shares (the "Amendment"), such amount being equal to 50% of the number of Pembina Common Shares issued and outstanding as of the record date for the meeting. At a special meeting of the holders of Pembina Class A Preferred Shares held on June 25, 2019, the holders of Pembina Class A Preferred Shares approved a special resolution to effect the Amendment. Articles of amendment reflecting the Amendment were filed on June 25, 2019.

Kinder Acquisition

        On August 20, 2019, Pembina entered into the Arrangement Agreement with the Company dated effective as of August 20, 2019, as amended and restated effective as of September 10, 2019, pursuant to which Pembina proposes to acquire all of the issued and outstanding Restricted Voting Shares and the Special Voting Shares, as well as the associated Class B Units, and all of the issued and outstanding Preferred Shares, by way of a plan of arrangement under the ABCA. For a full description of the Arrangement and the Arrangement Agreement, see "The Arrangement" and "Procedure for the Arrangement to Become Effective" in this proxy statement. Also see Appendix H—"Information Concerning the Company".

        Concurrently with the Arrangement Agreement, Pembina entered into the Cochin Purchase Agreement, pursuant to which Pembina, through its wholly-owned subsidiary Pembina U.S. Corporation, will acquire all of the outstanding membership interests in KM Cochin, the entity holding the U.S. regulated Cochin pipeline system, from Kinder Morgan LP, for US$1.546 billion in cash, representing approximately $2.05 billion based on the prevailing Canadian / U.S. dollar exchange rate at the time of the announcement. See "The Arrangement—Cochin Purchase Agreement" in this proxy statement.

Dividend Increase

        Subject to closing of the Arrangement and the Cochin US Transaction, Pembina's board of directors (the "Pembina Board") has also approved a $0.01 per Pembina Common Share, or approximately 5%, increase to its monthly Pembina Common Share dividend rate. The dividend increase will not be effective until following the closing of the Arrangement and the Cochin US Transaction and is subject to compliance with applicable laws.

        Pembina Common Share dividends are payable if, as, and when declared by the Pembina Board. The amount and frequency of dividends declared and payable is at the discretion of the Pembina Board, which considers earnings, cash flow, capital requirements, the financial condition of Pembina and other relevant factors when making its dividend determination.

Offering of Notes

        On September 12, 2019, Pembina issued an aggregate of $1.5 billion of senior unsecured medium term notes (the "Offering"). The Offering was conducted in three tranches consisting of (a) $300 million aggregate principal amount of senior unsecured medium term notes, issued through a re-opening of Pembina's medium term notes, series 13 having a fixed coupon of 4.54% per annum, paid semi-annually and maturing on April 3, 2049; (b) $600 million aggregate principal amount of senior unsecured medium term notes, series 14 having a fixed coupon of 2.56% per annum, paid semi-annually and maturing on June 1, 2023; and (c) $600 million aggregate principal amount of senior unsecured medium term notes, series 15 having a fixed coupon of 3.31% per annum, paid semi-annually and maturing on February 1, 2030.

DESCRIPTION OF SECURITIES

        The authorized capital of Pembina consists of an unlimited number of Pembina Common Shares, up to 254,850,850 Pembina Class A Preferred Shares, issuable in series, and an unlimited number of Pembina Class B Preferred Shares, which are deemed to be redeemed if a holder ceases to be a wholly-owned subsidiary of Pembina.

        The following is a summary of the rights, privileges, restrictions and conditions attaching to the Pembina Common Shares, the Pembina Class A Preferred Shares and the Pembina Class B Preferred Shares.

Pembina Common Shares

        Pembina Common Shareholders are entitled to receive notice of and to attend all meetings of Pembina Common Shareholders and to one vote at such meetings for each Pembina Common Share held. Pembina Common Shareholders are, at the discretion of the Pembina Board and subject to applicable legal restrictions, entitled to receive any dividends declared by the Pembina Board on the Pembina Common Shares, and are entitled to share in the remaining property of Pembina upon liquidation, dissolution or winding-up, subject to the rights of the Pembina Class B Preferred Shares, described below.

        Pembina has a shareholder rights plan (the "Pembina Rights Plan") that was adopted to ensure, to the extent possible, that all Pembina Common Shareholders are treated fairly in connection with any take-over bid for Pembina and to ensure that the Pembina Board is provided with sufficient time to evaluate unsolicited take-over bids and to explore and develop alternatives to maximize Pembina Common Shareholder value. The Pembina Rights Plan creates a right that attaches to each present and subsequently issued Pembina Common Share. Until the Separation Time (as defined in the Pembina Rights Plan), which typically occurs at the time of an unsolicited take-over bid, whereby a person acquires or attempts to acquire 20% or more of the Pembina Common Shares, the rights are not separable from the Pembina Common Shares, are not exercisable and no separate rights certificates are issued. Each right entitles the holder, other than the 20% acquirer, from and after the Separation Time and before certain expiration times, to acquire one Pembina Common Share at a substantial discount to the market price at the time of exercise. The Pembina Board may waive the application of the Pembina Rights Plan in certain circumstances. The Pembina Rights Plan was reconfirmed by Pembina Common Shareholders at Pembina's 2019 annual and special meeting and must be reconfirmed at every third annual meeting thereafter. A copy of the agreement relating to the current Plan has been filed on Pembina's SEDAR and EDGAR profiles on May 13, 2016 and May 31, 2016, respectively.

Pembina Class A Preferred Shares

        The Pembina Class A Preferred Shares as a class have, among others, the provisions described below. Pembina Class A Preferred Shares were not intended to and will not be used by Pembina for anti-takeover purposes without Pembina Common Shareholder approval. Subject to certain limitations, the Pembina Board may, from time to time, issue Pembina Class A Preferred Shares in one or more series and determine for any such series, its designation, number of shares and respective rights, privileges, restrictions and conditions. The Pembina Class A Preferred Shares as a class have, among others, the provisions described below.

        Each series of Pembina Class A Preferred Shares shall rank on parity with every other series of Pembina Class A Preferred Shares, and shall have priority over the Pembina Common Shares, the Pembina Class B Preferred Shares and any other class of shares ranking junior to the Pembina Class A Preferred Shares with respect to redemption, the payment of dividends, the return of capital and the distribution of assets in the event of the liquidation, dissolution or winding-up of Pembina. The Pembina Class A Preferred Shares of any series may also be given such preferences, not inconsistent with the provisions thereof, over the Pembina Common Shares, the Pembina Class B Preferred Shares and over any other class of shares ranking junior to the Pembina Class A Preferred Shares, as may be determined by the Pembina Board.

        In the event of the liquidation, dissolution or winding-up of Pembina, if any cumulative dividends or amounts payable on a return of capital in respect of a series of Pembina Class A Preferred Shares are not paid in full, the Pembina Class A Preferred Shares of all series shall participate rateably in: (a) the amounts that would be payable on such shares if all such dividends were declared at or prior to such time and paid in full; and (b) the amounts that would be payable in respect of the return of capital as if all such amounts were paid in full; provided that if there are insufficient assets to satisfy all such claims, the claims of the holders of the Pembina Class A Preferred Shares with respect to repayment of capital shall first be paid and satisfied and any assets remaining shall be applied towards the payment and satisfaction of claims in respect of dividends. After payment to the holders of any series of Pembina Class A Preferred Shares of the amount so payable, the holders of such series of Pembina Class A Preferred Shares shall not be entitled to share in any further distribution of the property or assets of Pembina in the event of the liquidation, dissolution or winding-up of Pembina.

        Holders of any series of Pembina Class A Preferred Shares will not be entitled (except as otherwise provided by law and except for meetings of the holders of Pembina Class A Preferred Shares or a series thereof) to receive notice of, attend at, or vote at any meeting of shareholders of Pembina, unless the Pembina Board shall determine otherwise in the terms of a particular series of Pembina Class A Preferred Shares, in which case voting rights shall only be provided in circumstances where Pembina shall have failed to pay a certain number of dividends on such series of Pembina Class A Preferred Shares, which determination and number of dividends and any other terms in respect of such voting rights, shall be determined by the Pembina Board and set out in the designations, rights, privileges, restrictions and conditions of such series of Pembina Class A Preferred Shares. Other than as set out below, the material characteristics of each series of Pembina Class A Preferred Shares are substantially the same.

        The table below outlines the number of outstanding, and the material provisions of, each of the issued series of Pembina Class A Preferred Shares.

Series	Issue Date	Issued and Outstanding	Amount (C$)	Annual Dividend Rate		Redemption and Conversion Option Date(2)(3)	Reset Spread(3)	Per Share Base Redemption/ Liquidation Value	Right to convert on a one for one basis(4)
1	July 26, 2013	10,000,000	$250,000,000	$1.22650	(1)	Dec. 1, 2023	2.47%	$25.00	Series 2
3	Oct. 2, 2013	6,000,000	$150,000,000	$1.11950	(1)	Mar. 1, 2024	2.60%	$25.00	Series 4
5	Jan. 16, 2014	10,000,000	$250,000,000	$1.14325	(1)	May 31, 2024	3.00%	$25.00	Series 6
7	Sept. 11, 2014	10,000,000	$250,000,000	$1.12500	(1)	Dec. 1, 2019	2.94%	$25.00	Series 8
9	Apr. 10, 2015	9,000,000	$225,000,000	$1.18750	(1)	Dec. 1, 2020	3.91%	$25.00	Series 10
11	Jan. 15, 2016	6,800,000	$170,000,000	$1.43750	(1)	Mar. 1, 2021	5.00% (5)	$25.00	Series 12
13	Apr. 27, 2016	10,000,000	$250,000,000	$1.43750	(1)	June 1, 2021	4.96% (5)	$25.00	Series 14
15	Oct. 2, 2017	8,000,000	$200,000,000	$1.11600	(6)	Sep. 30, 2022	2.92%	$25.00	Series 16
17	Oct. 2, 2017	6,000,000	$150,000,000	$1.20525	(6)	Mar. 31, 2024	3.01%	$25.00	Series 18
19	Oct. 2, 2017	8,000,000	$200,000,000	$1.25000	(6)	June 30, 2020	4.27%	$25.00	Series 20
21	Dec. 7, 2017	16,000,000	$400,000,000	$1.22500	(1)	Mar. 1, 2023	3.26% (5)	$25.00	Series 22

Notes:

(1)
The holder is entitled to receive a fixed, cumulative preferential dividend per year payable quarterly on the 1st day of March, June, September and December, as declared by the Pembina Board.

(2)
Pembina may, at its option, redeem all or a portion of an outstanding series of Pembina Class A Preferred Shares on the Redemption Option Date and every fifth year thereafter for the Base Redemption Value per share plus all accrued and unpaid dividends.

(3)
The dividend rate will reset on the Redemption and Conversion Option Date and every five years thereafter at a rate equal to the sum of the then Government of Canada Yield plus the applicable Reset Spread noted above.

(4)
A holder has the right, subject to certain conditions, to convert their Pembina Class A Preferred Shares into cumulative redeemable Pembina Class A Preferred Shares of a specified series on the Conversion Option date and every fifth anniversary thereafter. The even numbered series of Pembina Class A Preferred Shares carry the right to receive floating, cumulative preferential dividends at a rate, reset quarterly, equal to the sum of the then 90 day Government of Canada treasury bill rate plus the applicable reset spread.

(5)
The dividend rate will reset on the Redemption and Conversion Option Date and every five years thereafter at a rate equal to the sum of the then Government of Canada Yield plus the applicable Reset Spread noted above, provided that in any event, the rate for the Pembina Series 11 Shares and Pembina Series 13 Shares shall not be less than 5.75% and the rate for the Pembina Series 21 Shares shall not be less than 4.90%.

(6)
The holder is entitled to receive a fixed, cumulative preferential dividend per year payable quarterly on the last day of March, June, September and December, as declared by the Pembina Board.

Pembina Class B Preferred Shares

        Pembina Class B Preferred Shares were not intended to and will not be used by Pembina for anti-takeover purposes without Pembina Common Shareholder approval. If at any time a holder of Pembina Class B Preferred Shares ceases to be, or is not, a direct or indirect wholly-owned subsidiary of Pembina, Pembina, with or without knowledge of such event, shall be deemed, without further action or notice, to have automatically redeemed all of the Pembina Class B Preferred Shares held by such holder in exchange for the redemption amount as set out in Pembina's articles per share together with all declared but unpaid dividends thereon (the "Redemption Amount").

        Holders of Pembina Class B Preferred Shares are not entitled to receive notice of, to attend or to vote at any meeting of the Pembina shareholders, except as required by law. The Pembina Class B Preferred Shares are retractable and redeemable at the option of the holder thereof and Pembina, respectively.

        The holders of Pembina Class B Preferred Shares shall be entitled to receive, if and when declared by the Pembina Board, preferential non-cumulative dividends and upon the liquidation, dissolution or winding-up of Pembina, the holders of Pembina Class B Preferred Shares shall be entitled to receive for each such share, in priority to the holders of Pembina Common Shares, the Redemption Amount.

        All of the issued Pembina Class B Preferred Shares were cancelled pursuant to the amalgamation between Pembina and its wholly owned subsidiary, Alberta Oil Sands Pipeline Ltd., on October 1, 2015. There are currently no Pembina Class B Preferred Shares outstanding.

CONSOLIDATED CAPITALIZATION OF PEMBINA

        Except as disclosed in this proxy statement there have been no material changes in the share capital or indebtedness of Pembina on a consolidated basis since September 30, 2019. On completion of the Arrangement and the Cochin US Transaction, if completed on the terms described in the Arrangement Agreement and the Cochin Purchase Agreement, collectively, Pembina will issue approximately 35.7 million Pembina Common Shares, 12.0 million Pembina Series A Exchange Shares and 10.0 million Pembina Series C Exchange Shares in connection with the Arrangement and expects to incur approximately $2 billion in additional senior unsecured debt in connection with the financing of the Cochin US Transaction, including by drawing necessary funds from Pembina's credit facilities and a new $1.0 billion committed term facility which will be provided by a syndicate of lenders on substantially the same terms as Pembina's existing credit facilities. See the Pembina Interim Financial Statements and Pembina Interim MD&A incorporated by reference into this proxy circular for more information about Pembina's consolidated capitalization.

PRIOR SALES

        Pembina has not sold or issued any Pembina Common Shares, Pembina Class A Preferred Shares, Pembina Class B Preferred Shares or securities convertible into Pembina Common Shares, Pembina Class A Preferred Shares or Pembina Class B Preferred Shares during the 12-month period prior to the date of this proxy statement other than options to purchase an aggregate of 5,258,656 Pembina Common Shares pursuant to Pembina's option plan.

PRICE RANGE AND TRADING VOLUME OF SECURITIES

        The Pembina Common Shares are listed and traded on the TSX under the symbol "PPL". The Pembina Common Shares are also listed on the NYSE under the trading symbol "PBA". The following table sets forth the price ranges for and trading volumes of the Pembina Common Shares on the TSX for November 2018 through October 2019, as reported by the TSX, and on the NYSE for November 2018 through October 2019, as reported by NYSE.

	TSX (PPL)				NYSE (PBA)
Month	High ($)	Low ($)	Close ($)	Volume	High (US$)	Low (US$)	Close (US$)	Volume
2018
November	46.24	42.27	44.80	29,475,015	35.35	32.13	33.67	3,676,510
December	45.42	39.15	40.51	28,744,059	34.38	28.30	29.67	4,302,068
2019
January	47.10	39.74	46.82	31,262,874	35.83	29.13	35.62	4,142,628
February	49.05	46.39	48.16	23,824,298	37.06	35.19	36.64	4,982,216
March	50.45	48.36	49.09	34,249,355	37.93	36.29	36.76	3,448,585
April	50.65	47.89	47.90	23,485,781	37.83	35.76	35.76	2,955,969
May	49.54	46.79	48.22	33,835,415	36.86	34.73	35.67	3,787,146
June	49.82	47.48	48.75	22,292,500	37.80	35.52	37.21	4,408,089
July	50.40	47.23	47.89	19,873,774	38.56	35.84	36.29	4,117,720
August	49.93	46.52	48.74	29,311,500	37.49	35.03	36.67	14,935,300
September	49.99	48.33	49.11	28,281,964	37.71	36.18	37.07	6,366,708
October	49.42	45.89	46.37	27,335,432	37.20	34.93	35.16	6,184,071

        The Series 1 Pembina Class A Preferred Shares, the Series 3 Pembina Class A Preferred Shares, the Series 5 Pembina Class A Preferred Shares, the Series 7 Pembina Class A Preferred Shares, the Series 9 Pembina Class A Preferred Shares, the Series 11 Pembina Class A Preferred Shares, the Series 13 Pembina Class A Preferred Shares, the Series 15 Pembina Class A Preferred Shares, the Series 17 Pembina Class A Preferred Shares, the Series 19 Pembina Class A Preferred Shares and the Series 21 Pembina Class A Preferred Shares are listed and traded on the TSX under the symbols "PPL.PR.A", "PPL.PR.C", "PPL.PR.E", "PPL.PR.G", "PPL.PR.I", "PPL.PR.K", "PPL.PR.M", "PPL.PR.O", "PPL.PR.Q", "PPL.PR.S" and "PPL.PF.A", respectively. The following tables set forth the price range for and trading volume of the Series 1 Pembina Class A Preferred Shares, the Series 3 Pembina Class A Preferred Shares, the Series 5 Pembina Class A Preferred Shares, the Series 7 Pembina Class A Preferred Shares, the Series 9 Pembina Class A Preferred Shares, the Series 11 Pembina Class A Preferred Shares, the Series 13 Pembina Class A Preferred Shares, the Series 15 Pembina Class A Preferred Shares, the Series 17 Pembina Class A Preferred Shares, the Series 19

Pembina Class A Preferred Shares and the Series 21 Pembina Class A Preferred Shares on the TSX for November 2018 through October 2019, all as reported by the TSX.

	Series 1 (PPL.PR.A)				Series 3 (PPL.PR.C)				Series 5 (PPL.PR.E)
Month	High ($)	Low ($)	Close ($)	Volume	High ($)	Low ($)	Close ($)	Volume	High ($)	Low ($)	Close ($)	Volume
2018
November	21.30	18.10	18.60	263,066	22.00	18.50	18.56	123,294	23.61	23.61	20.45	144,883
December	18.93	17.16	18.10	351,724	18.86	16.92	18.25	194,154	21.29	21.29	19.13	220,722
2019
January	19.38	17.54	17.87	115,439	19.38	17.22	17.50	210,269	21.95	19.75	19.75	149,172
February	18.40	17.76	18.10	281,777	18.17	16.86	18.00	162,354	20.71	19.06	19.82	118,916
March	18.32	17.49	17.75	167,098	18.13	17.36	17.67	169,103	20.23	18.24	18.67	112,919
April	18.18	17.58	17.84	114,446	17.86	17.05	17.45	79,932	19.28	18.56	18.56	102,507
May	17.86	16.51	16.61	132,005	17.61	16.24	16.24	67,228	18.82	17.20	17.43	210,370
June	16.90	15.80	16.60	219,483	16.63	15.71	16.42	66,632	18.00	16.82	17.98	153,516
July	17.85	16.65	16.99	128,005	17.29	16.40	16.48	41,600	18.80	17.95	18.20	108,120
August	17.10	14.63	15.74	169.146	16.40	14.55	15.11	175,177	18.26	15.23	16.70	156,302
September	16.82	15.32	16.25	164,692	16.25	15.25	15.92	143,124	17.93	16.69	17.50	294,254
October	16.71	15.96	16.18	162,868	16.65	15.83	16.10	204,096	17.73	17.04	17.06	232,726

	Series 7 (PPL.PR.G)				Series 9 (PPL.PR.I)				Series 11 (PPL.PR.K)
Month	High ($)	Low ($)	Close ($)	Volume	High ($)	Low ($)	Close ($)	Volume	High ($)	Low ($)	Close ($)	Volume
2018
November	23.13	19.81	20.02	84,084	24.80	22.11	22.90	70,414	25.90	25.08	25.68	227,966
December	20.22	18.26	19.37	161,603	23.04	20.56	22.28	102,169	25.88	25.11	25.42	84,945
2019
January	20.70	18.43	19.05	173,884	23.04	21.27	21.73	88,787	25.88	25.11	25.39	94,110
February	19.59	17.91	18.68	41,728	22.23	20.96	22.23	35,941	25.91	25.29	25.90	144,398
March	19.77	17.42	18.16	138,031	22.07	21.35	21.50	132,565	26.06	25.75	26.00	80,296
April	18.41	17.71	17.72	67,399	21.76	21.19	21.45	120,104	26.25	25.92	25.96	335,273
May	17.83	17.00	17.07	195,226	21.45	20.64	20.73	79,201	26.10	25.19	25.40	54,946
June	17.05	15.85	16.73	151,350	20.96	19.46	20.41	75,647	25.83	25.17	25.65	80,832
July	18.02	16.42	17.41	212,164	21.44	20.37	21.00	107,592	25.99	25.42	25.61	54,100
August	17.53	14.10	15.00	91,017	20.95	17.33	18.38	107,514	25.75	25.20	25.61	50,634
September	16.61	15.06	16.20	184,027	19.85	18.24	19.75	120,532	25.92	25.50	25.80	57,219
October	17.20	15.77	16.09	123,491	20.38	19.35	19.70	87,681	26.15	25.49	25.65	64,235

	Series 13 (PPL.PR.M)				Series 15 (PPL.PR.O)				Series 17 (PPL.PR.Q)
Month	High ($)	Low ($)	Close ($)	Volume	High ($)	Low ($)	Close ($)	Volume	High ($)	Low ($)	Close ($)	Volume
2018
November	25.90	25.00	25.30	131,065	22.83	19.57	19.62	134,728	23.60	20.79	21.11	121,249
December	25.54	24.85	25.27	167,406	20.05	18.08	19.16	140,341	21.19	18.99	20.75	62,735
2019
January	25.80	25.00	25.40	131,539	20.15	18.11	18.31	83,349	21.80	19.54	19.55	40,947
February	25.74	25.17	25.65	61,561	18.65	17.40	18.63	169,319	20.17	18.72	19.75	88,886
March	26.05	25.65	25.94	116,937	18.95	17.40	17.95	32,276	20.00	18.80	19.14	129,887
April	26.15	25.89	25.92	123,299	18.33	17.65	19.91	96,524	19.38	18.88	19.18	98,499
May	26.00	25.15	25.30	157,739	17.92	17.35	17.35	264,392	19.38	18.50	18.50	96,822
June	25.73	25.20	25.72	202,606	17.45	16.00	16.80	46,490	18.65	17.46	18.45	49,313
July	26.09	25.40	25.75	158,709	18.00	16.78	17.73	69,155	19.05	18.02	18.64	38,286
August	25.77	25.20	25.56	125,225	17.72	14.48	15.31	151,178	18.60	15.56	16.55	117,017
September	25.99	25.46	25.69	119,203	16.37	15.31	15.99	79,180	17.85	16.50	17.10	116,607
October	26.00	25.59	25.75	192,934	16.95	15.70	16.20	135,905	17.90	16.87	17.15	89,049

	Series 19 (PPL.PR.S)				Series 21 (PPL.PF.A)
Month	High ($)	Low ($)	Close ($)	Volume	High ($)	Low ($)	Close ($)	Volume
2018
November	25.29	23.85	24.40	102,387	24.25	22.20	22.70	187,641
December	24.50	22.41	23.38	119,024	23.23	21.46	22.79	324,816
2019
January	24.89	23.02	23.63	106,645	23.51	21.35	21.65	192,924
February	24.10	23.04	24.09	129,186	22.49	21.28	22.49	278,026
March	24.42	23.06	23.88	48,929	22.42	21.32	21.99	507,704
April	24.24	23.24	23.69	73,819	22.78	21.70	22.43	345,132
May	24.46	22.35	22.54	104,161	23.01	21.65	21.65	286,818
June	22.47	21.20	22.20	78,183	22.70	21.20	22.70	307,385
July	23.84	22.00	23.35	326,105	23.19	22.50	22.74	254,480
August	23.28	20.10	20.75	218,353	22.82	21.14	21.50	373,071
September	21.79	20.55	21.62	85,468	22.95	21.35	22.90	526,599
October	22.22	21.38	21.57	101,959	24.22	22.46	23.54	201,585

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

        There were no material interests, direct or indirect, of Pembina's directors or executive officers, or any director or executive officer of a subsidiary of Pembina or any person who beneficially owns, or controls or directs, directly or indirectly, more than 10% of the outstanding Restricted Voting Shares or Pembina Common Shares, or any associate or affiliate of such persons, in any transaction since the commencement of Pembina's last completed financial year or in any proposed transaction which has materially affected, or would materially affect, Pembina or any of its subsidiaries.

AUDITORS, REGISTRAR AND TRANSFER AGENT

        The auditors of Pembina are KPMG LLP, Chartered Professional Accountants, Calgary, Alberta, Canada.

        The transfer agent and registrar for the Pembina Common Shares and the Pembina Class A Preferred Shares is Computershare Trust Company of Canada at its principal offices in Calgary, Alberta and Toronto, Ontario.

RISK FACTORS

        An investment in the securities of Pembina is subject to certain risks. Shareholders should carefully consider the risk factors described under the heading "Risk Factors" in the Pembina AIF, which is incorporated by reference herein, as well as the risk factors set forth elsewhere in this proxy statement. If any of the identified risks were to materialize, Pembina's business, financial position, results and/or future operations may be materially affected.

ADDITIONAL INFORMATION

        Additional information relating to Pembina is available under its profile on SEDAR at www.sedar.com. Financial information concerning Pembina is provided in the Pembina Annual Financial Statements, the Pembina Interim Financial Statements, the Pembina Annual MD&A and the Pembina Interim MD&A, which can be accessed on SEDAR at www.sedar.com.

APPENDIX J

COMPARISON OF RIGHTS OF THE COMPANY'S VOTING SHAREHOLDERS AND
HOLDERS OF PEMBINA COMMON SHARES

        Pursuant to the Arrangement, Voting Shareholders will receive Pembina Common Shares (in the case of holders of Restricted Voting Shares and Class B Units) and Pembina will acquire all of the issued and outstanding Voting Shares. Both the Company and Pembina are incorporated under the ABCA. For a summary of the rights, privileges, restrictions and conditions attached to the Pembina Common Shares, see Appendix I—"Information Concerning Pembina".

        The following table is summary of certain provisions of the ABCA, certain rules of the TSX and the NYSE as well as applicable provisions of the constating documents of the Company and Pembina, respectively. This summary is not a comprehensive review of the ABCA or the constating documents of the Company or Pembina, as applicable, and is qualified in its entirety by reference to the text of the ABCA, the constating documents of the Company and Pembina, as applicable, and the rules of the TSX and NYSE, or the particulars of any differences between them. Shareholders should consult their legal or other professional advisors with regard to the implications of the share exchange contemplated under the Arrangement Agreement, which may be of importance to them.

The Company	Pembina
Capitalization
Under the ABCA shares of a corporation are required to be in registered form and be without nominal or par value.

The authorized capital of the Company consists of an unlimited number of Restricted Voting Shares, an unlimited number of Special Voting Shares and an unlimited number of Preferred Shares issuable in series.

As at November 4, 2019, there were 34,944,993 Restricted Voting Shares and 81,353,820 Special Voting Shares issued and outstanding.

In addition, there were 12,000,000 Series 1 Preferred Shares and 10,000,000 Series 3 Preferred Shares outstanding.

For a summary of the rights, privileges, restrictions and conditions attached to the Restricted Voting Shares, Special Voting Shares and Preferred Shares, see Appendix H—"Information Concerning the Company".

The authorized capital of Pembina consists of an unlimited number of Pembina Common Shares, up to 254,850,850 Pembina Class A Preferred Shares, issuable in series, and an unlimited number of Pembina Class B Preferred Shares, which are deemed to be redeemed if a holder ceases to be a wholly owned subsidiary of Pembina.

As at November 4, 2019, there were 511,624,100 Pembina Common Shares outstanding and 18,129,652 Pembina Common Shares issuable pursuant to the exercise of outstanding options under Pembina's stock option plan. In addition, there were 10,000,000 Series 1 Pembina Class A Preferred Shares, 6,000,000 Series 3 Pembina Class A Preferred Shares, 10,000,000 Series 5 Pembina Class A Preferred Shares, 10,000,000 Series 7 Pembina Class A Preferred Shares, 9,000,000 Series 9 Pembina Class A Preferred Shares, 6,800,000 Series 11 Pembina Class A Preferred Shares, 10,000,000 Series 13 Pembina Class A Preferred Shares, 8,000,000 Series 15 Pembina Class A Preferred Shares, 6,000,000 Series 17 Pembina Class A Preferred Shares, 8,000,000 Series 19 Pembina Class A Preferred Shares and 16,000,000 Series 21 Pembina Class A Preferred Shares outstanding as of August 29, 2019. No Pembina Class B Preferred Shares were outstanding as of November 4, 2019.

The Company	Pembina

For a summary of the rights, privileges, restrictions and conditions attached to the Pembina Common Shares and the issued and outstanding preferred shares of Pembina, see Appendix I—"Information Concerning Pembina".
Convertibility of Stock
Under The ABCA, a corporation may issue certificates, warrants or other evidences of conversion privileges, options or rights to acquire securities of the corporation.

Under the Company's articles, the Series 1 Preferred Shares are not convertible prior to November 15, 2022. The holders of the Series 1 Preferred Shares will have the right to convert all or any of their Series 1 Preferred Shares into Series 2 Preferred Shares, subject to certain conditions, on November 15, 2022 and on November 15 in every fifth year thereafter. Other than redemption rights and dividends, the Series 2 Preferred Shares are identical to the Series 1 Preferred Shares. In addition, the Series 3 Preferred Shares are not convertible prior to February 15, 2023. The holders of the Series 3 Preferred Shares will have the right to convert all or any of their Series 3 Preferred Shares into Series 4 Preferred Shares, subject to certain conditions, on February 15, 2023 and on February 15 in every fifth year thereafter. Other than redemption rights and dividends, the Series 4 Preferred Shares are identical to the Series 3 Preferred Shares.
Under Pembina's articles, no series of Pembina Class A Preferred Shares shall be convertible into any other class of shares of Pembina, but may be convertible into another series of Pembina Class A Preferred Shares.
Size of Board of Directors

Under the ABCA a company must have at least one director, and if it is a public company, it must have at least three directors (at least two of whom are not officers or employees of the corporation or its affiliates).
The Company's articles provide that the Company must have a minimum of one director and a maximum of eight.	Pembina's articles provide that Pembina must have a minimum of five and a maximum of 13 directors.
There are currently six directors on the Company's Board of Directors.	There are currently 11 directors on Pembina's board of directors.
Voting Rights
Under the ABCA, unless a corporation's articles otherwise provide, each share of a corporation entitles the holder of it to one vote at a meeting of such shareholders.
For a summary of the voting rights, attached to the Restricted Voting Shares, Special Voting Shares and Preferred Shares, see Appendix H—"Information Concerning the Company".	For a summary of the voting rights, attached to the Pembina Common Shares and its issued and outstanding preferred shares, see Appendix I—"Information Concerning Pembina".

The Company	Pembina

In addition, pursuant to the rules of the TSX, security holder approval of a transaction is generally required if, in the opinion of the TSX, the transaction materially affects control of the listed issuer, or provides consideration to insiders in aggregate of 10% or greater of the market capitalization of the listed issuer. Among other instances, security holder approval is required where (i) the number of securities issued or issuable in payment of the purchase price for an acquisition exceeds 25% of the number of securities of the listed issuer which are outstanding; and (ii) where the number of securities issued or issuable to insiders in payment of the purchase price for an acquisition exceeds 10% of the number of securities of the listed issuer. In addition, the TSX requires approval of all security-based compensation arrangements, when instituted and when required for amendment.
In addition to the rules of the TSX, because the Pembina Common Shares are also listed on the NYSE, holders of Pembina Common Shares also have NYSE-specific approval rights. Pursuant to the rules of the NYSE, shareholder approval is required prior to the issuance of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions if (i) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or of securities convertible into or exercisable for common stock; or (ii) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock or of securities convertible into or exercisable for common stock. In addition, the NYSE requires approval of a transaction to certain insiders, if the number of shares of common stock to be issued, or if the number of shares of common stock into which the securities may be convertible or exercisable, exceeds either 1% of the number of shares of common stock or 1% of the voting power outstanding before the issuance.
Shareholder Proposal of Business or Nominations for Directors

Under the ABCA, a registered holder of shares entitled to vote at an annual meeting of shareholders, or a beneficial holder of shares, may submit to the corporation notice of any matter related to the business or affairs of the corporation that the registered holder or beneficial owner of shares proposes to raise at the meeting (a "proposal"), and discuss at the meeting any matter in respect of which the registered holder or beneficial owner of shares would have been entitled to submit a proposal.
A company that solicits proxies shall set out the proposal in the management information circular or attach the proposal to it.

A company is not required to comply with the above if (i) the proposal is not submitted to the corporation at least 90 days before the anniversary of the date of the previous annual meeting of shareholders, (ii) it clearly appears that the proposal has been submitted primarily for the purpose of enforcing a personal claim or redressing a personal grievance against the corporation, its directors, officers or security holders or any of them, or primarily for the purpose of promoting general economic, political, racial, religious, social or similar causes, (iii) the company, at the request of the registered holder or beneficial owner of shares, included a proposal in a management proxy circular relating to a meeting of shareholders held within 2 years preceding the receipt of the request, and the requestor failed to present the proposal, in person or by proxy, at the meeting, (iv) substantially the same proposal was submitted to shareholders in a proxy circular within the last 2 years preceding the receipt of the request and the proposal was defeated, or (v) the right to request a proposal is being abused to secure publicity.

A proposal may include nominations for the election of directors if it is signed by one or more holders of shares representing in aggregate not less than 5% of the shares or 5% of the shares of a class of shares of the corporation entitled to vote at the meeting at which the proposal is to be presented.
Under the Company's by-laws, a shareholder proposal with respect to the nomination of any person for election to the Board must comply with certain form requirements set out in the Company's by-laws.

The Company	Pembina

Under the Company's by-laws, as amended and restated, a shareholder proposal with respect to the nomination of any person for election to the Board must comply with certain procedures, including advance notice to the Company in the form set out in the Company's by-laws.	There are no specific procedures in Pembina's by-laws with respect to shareholder proposals.
Anti-Takeover Provisions and Other Shareholder Protections
The Company has not adopted a shareholder rights plan.
Pembina has a shareholder rights plan (the "Pembina Rights Plan") that was adopted effective October 1, 2010 and re-approved most recently on May 3, 2019 to ensure, to the extent possible, that all Pembina shareholders are treated fairly in connection with any take-over bid for Pembina and to ensure the Pembina board is provided with sufficient time to evaluate unsolicited take-over bids and to explore and develop alternatives to maximize shareholder value. The Pembina Rights Plan creates a right that attaches to each present and subsequently issued Pembina Common Share. Until the Separation Time (as defined in the Pembina Rights Plan), which typically occurs at the time of an unsolicited take-over bid, whereby a person acquires or attempts to acquire 20% or more of the Pembina Common Shares, the rights are not separable from the Pembina Common Shares, are not exercisable and no separate rights certificates are issued. Each right entitles the holder, other than the 20% acquirer, from and after the Separation Time and before certain expiration times, to acquire one Pembina Common Share at a substantial discount to the market price at the time of exercise. The Pembina board may waive the application of the Pembina Rights Plan in certain circumstances.
The Pembina Class A Preferred Shares and the Pembina Class B Preferred Shares were not intended to and will not be used by Pembina for anti-takeover purposes without Pembina shareholder approval.

CONTACT US:

North American Toll Free Phone:

1-866-581-0506

E-mail: contactus@kingsdaleadvisors.com
Fax: 416-867-2271 Toll Free Fax: 1-866-545-5580
Outside North America, Banks and Brokers Call Collect: 416-867-2272

KINDER MORGAN CANADA LIMITED XKIQ 000001 SAM SAMPLE 123 SAMPLES STREET SAMPLETOWN SSX9X X9X CANADA Security Class PREF SHARES SERIES 1-CUM RED Holder Account Number C9999999999 IND -------Fold Form of Proxy - Special Meeting of holders of Preferred Shares to be held on Tuesday, December 10, 2019 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. -------Fold Proxies submitted must be received by 10:00 am, MST, on Friday, December 6, 2019 XKIQ_PRX_301298/000001/000001/i *S000001Q01*

SAM SAMPLE C9999999999 *C9999999999* *C9999999999* IND P01 Appointment of Proxyholder I/We being holder(s) of Kinder Morgan Canada Limited hereby Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein. OR appoint(s): Steven J. Kean, or failing him, Dax A. Sanders, or failing him, John W. Schlosser, or failing him, Adam Forman (the “Management Nominees”) As my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the SPECIAL MEETING of holders of outstanding Preferred shares of Kinder Morgan Canada Limited to be held in the Grand Ballroom of the Metropolitan Conference Centre, 333-4th Avenue SW, Calgary, Alberta, on Tuesday, December 10, 2019 at 10:00 am, MST and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. Against 1. Plan of Arrangement A special resolution, the full text of which is included as Appendix B to the information circular and proxy statement (the “Circular”) of Kinder Morgan Canada Limited (the “Company”) dated November 4, 2019, approving the arrangement under section 193 of the Business Corporations Act (Alberta) involving, among others, the Company, the holders of restricted voting shares of the Company, special voting shares of the Company (together with associated Class B limited partnership units of Kinder Morgan Canada Limited Partnership), the holders of outstanding preferred shares of the Company and Pembina Pipeline Corporation, all as more particularly described in the Circular. -------Fold -------Fold Authorized Signature(s) - This section must be completed for your instructions to be executed. Signature(s) Date I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. X K I Q 3 0 1 2 9 8 2 P R A R 0 9 9 9 9 9 For

KINDER MORGAN CANADA LIMITED XKIQ 000002 SAM SAMPLE 123 SAMPLES STREET SAMPLETOWN SSX9X X9X CANADA Security Class PREF SHARES SERIES 3-CUM RED Holder Account Number C9999999999 IND -------Fold Form of Proxy - Special Meeting of holders of Preferred Shares to be held on Tuesday, December 10, 2019 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. -------Fold Proxies submitted must be received by 10:00 am, MST, on Friday, December 6, 2019 XKIQ_PRX_301298/000002/000002/i *S000002Q01*

SAM SAMPLE C9999999999 *C9999999999* *C9999999999* IND P03 Appointment of Proxyholder I/We being holder(s) of Kinder Morgan Canada Limited hereby Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein. OR appoint(s): Steven J. Kean, or failing him, Dax A. Sanders, or failing him, John W. Schlosser, or failing him, Adam Forman (the “Management Nominees”) As my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the SPECIAL MEETING of holders of outstanding Preferred shares of Kinder Morgan Canada Limited to be held in the Grand Ballroom of the Metropolitan Conference Centre, 333-4th Avenue SW, Calgary, Alberta, on Tuesday, December 10, 2019 at 10:00 am, MST and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. Against 1. Plan of Arrangement A special resolution, the full text of which is included as Appendix B to the information circular and proxy statement (the “Circular”) of Kinder Morgan Canada Limited (the “Company”) dated November 4, 2019, approving the arrangement under section 193 of the Business Corporations Act (Alberta) involving, among others, the Company, the holders of restricted voting shares of the Company, special voting shares of the Company (together with associated Class B limited partnership units of Kinder Morgan Canada Limited Partnership), the holders of outstanding preferred shares of the Company and Pembina Pipeline Corporation, all as more particularly described in the Circular. -------Fold -------Fold Authorized Signature(s) - This section must be completed for your instructions to be executed. Signature(s) Date I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. X K I Q 3 0 1 2 9 8 2 P R A R 0 9 9 9 9 9 For

KINDER MORGAN CANADA LIMITED XKIQ 000001 SAM SAMPLE 123 SAMPLES STREET SAMPLETOWN SSX9X X9X CANADA Security Class SPECIAL VOTING SHARES Holder Account Number C9999999999 IND -------Fold Form of Proxy - Special Meeting of holders of Restricted Voting Shares and Special Voting Shares to be held on December 10, 2019 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. -------Fold Proxies submitted must be received by 9:00 am, MST, on Friday, December 6, 2019 XKIQ_PRX_301300/000001/000001/i *S000001Q01*

SAM SAMPLE C9999999999 *C9999999999* *C9999999999* IND C04 Appointment of Proxyholder I/We being holder(s) of Kinder Morgan Canada Limited hereby Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein. OR appoint(s): Steven J. Kean, or failing him, Dax A. Sanders, or failing him, John W. Schlosser, or failing him, Adam Forman (the “Management Nominees”) As my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the SPECIAL MEETING of holders of Restricted Voting shares and Special Voting shares of Kinder Morgan Canada Limited to be held in the Grand Ballroom of the Metropolitan Conference Centre, 333-4th Avenue SW, Calgary, Alberta, on Tuesday, December 10, 2019 at 9:00 am, MST and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. Against 1. Plan of Arrangement A special resolution, the full text of which is included as Appendix A to the information circular and proxy statement (the “Circular”) of Kinder Morgan Canada Limited (the “Company”) dated November 4, 2019, approving the arrangement under section 193 of the Business Corporations Act (Alberta) involving, among others, the Company, the holders of restricted voting shares of the Company, special voting shares of the Company (together with associated Class B limited partnership units of Kinder Morgan Canada Limited Partnership), the holders of outstanding preferred shares of the Company and Pembina Pipeline Corporation, all as more particularly described in the Circular. -------Fold -------Fold Authorized Signature(s) - This section must be completed for your instructions to be executed. Signature(s) Date I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. X K I Q 3 0 1 3 0 0 1 P R A R 0 9 9 9 9 9 For

KINDER MORGAN CANADA LIMITED XKIQ 000002 SAM SAMPLE 123 SAMPLES STREET SAMPLETOWN SSX9X X9X CANADA Security Class RESTRICTED VOTING SHARES Holder Account Number C9999999999 IND -------Fold Form of Proxy - Special Meeting of holders of Restricted Voting Shares and Special Voting Shares to be held on December 10, 2019 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. -------Fold Proxies submitted must be received by 9:00 am, MST, on Friday, December 6, 2019 XKIQ_PRX_301300/000002/000002/i *S000002Q01*

SAM SAMPLE C9999999999 *C9999999999* *C9999999999* IND C03 Appointment of Proxyholder I/We being holder(s) of Kinder Morgan Canada Limited hereby Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein. OR appoint(s): Steven J. Kean, or failing him, Dax A. Sanders, or failing him, John W. Schlosser, or failing him, Adam Forman (the “Management Nominees”) As my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the SPECIAL MEETING of holders of Restricted Voting shares and Special Voting shares of Kinder Morgan Canada Limited to be held in the Grand Ballroom of the Metropolitan Conference Centre, 333-4th Avenue SW, Calgary, Alberta, on Tuesday, December 10, 2019 at 9:00 am, MST and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. Against 1. Plan of Arrangement A special resolution, the full text of which is included as Appendix A to the information circular and proxy statement (the “Circular”) of Kinder Morgan Canada Limited (the “Company”) dated November 4, 2019, approving the arrangement under section 193 of the Business Corporations Act (Alberta) involving, among others, the Company, the holders of restricted voting shares of the Company, special voting shares of the Company (together with associated Class B limited partnership units of Kinder Morgan Canada Limited Partnership), the holders of outstanding preferred shares of the Company and Pembina Pipeline Corporation, all as more particularly described in the Circular. -------Fold -------Fold Authorized Signature(s) - This section must be completed for your instructions to be executed. Signature(s) Date I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. X K I Q 3 0 1 3 0 0 1 P R A R 0 9 9 9 9 9 For